As filed with the SEC on March 8, 2010

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-08272
TRANSAMERICA PARTNERS PORTFOLIOS
(Exact Name of Registrant as Specified in Charter)
570 Carillon Parkway, St. Petersburg, Florida 33716
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (727) 299-1800
Dennis P. Gallagher, Esq. P.O. Box 9012, Clearwater, Florida 33758-9771
(Name and Address of Agent for Service)
Date of fiscal year end: December 31
Date of reporting period: January 1, 2009— December 31, 2009

TRANSAMERICA PARTNERS PORTFOLIOS

Annual Report

December 31, 2009

- International Equity
- Small Growth
- Small Core
- Small Value
- Mid Growth
- Mid Value
- Large Growth
- Large Core
- Large Value
- Balanced
- High Yield Bond
- Core Bond
- Inflation-Protected Securities
- High Quality Bond
- Money Market

Proxy Voting Policies and Procedures
A description of the Transamerica Partners Portfolios’ (the “Portfolios”) proxy voting policies and procedures is included in the Statement of Additional Information, which is available without charge, upon request: (i) by calling 1-888-233-4339; (ii) on the Portfolios’ website at www.transamericafunds.com or (iii) on the SEC’s website at www.sec.gov. In addition, the Portfolios is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Portfolios’ filing for the twelve months ended June 30, 2009 is available without charge, upon request.
Quarterly Portfolios
The Portfolios will file its portfolios of investments on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Portfolios’ Form N-Q is available on the SEC’s website at www.sec.gov. The Portfolios’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For information on the operation of the SEC’s Public Reference Room, call 1-800-SEC-0330. You may also obtain a copy of Form N-Q without charge, upon request, by calling 1-888-233-4339.

Management Review

(unaudited)
Please note that any performance figures discussed on the following pages represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.transamericafunds.com for performance information current to the most recent month-end. The return provided for a particular issuer held by a Portfolio represents the return from the security for the actual period held by the Portfolio, which may be shorter than the twelve-month reporting period.
The market overview and strategy review provided by individual sub-advisers in Portfolios having multiple sub-advisers apply only to the portion of the Portfolio to which they have sub-advisory responsibility.

Transamerica Partners Portfolios	Annual Report 2009

Management Review (continued)

(unaudited)
Transamerica High Quality Bond Portfolio
Sub-adviser:
Merganser Capital Management, Inc.
Market Environment:
2009 has been a remarkable year in fixed income. The equity-like returns that Merganser and other fixed income managers have witnessed will likely go down in the record books of fixed income history. After the credit crisis of 2008 and the economic recession that gripped the United States, 2009 was mostly a story of cautious recovery. The macroeconomic data that has been released continues to encourage discussion of a broad economic recovery in the United States and abroad. While the second half of 2009 showed an increase in consumer confidence, home sales, vehicle sales and lower than anticipated jobless claims, there are still questions surrounding the health of the housing market, the stubbornly high unemployment rate and how the economy will react as the Federal Reserve Board (the “Fed”) begins to wind down their stimulus programs in 2010.
Performance:
For the year ended December 31, 2009, Transamerica Partners High Quality Portfolio returned 9.83%. By comparison, its benchmark, the Bank of America Merrill Lynch 1-3 Year Government/Corporate Bond Index (formerly, Merrill Lynch 1-3 Year Government/Corporate Bond Index), returned 3.84%.
Strategy Review:
Merganser’s investment process is a bottom up sector and security selection process that emphasizes high quality spread product sectors which include U.S. Treasuries and Agencies, Asset Backed Securities (“ABS”), Domestic Corporates, U.S. dollar denominated Yankee Notes, Commercial Mortgage Backed Securities (“CMBS”), Agency Pass-throughs and Collateralized Mortgage Obligations (“CMO’s”) and Non-Agency Residential Mortgage Backed Securities. The strategy is generally duration neutral versus the index. Beginning with the onset of the credit crisis in the summer of 2007, Merganser began to direct portfolio cash flows into the most liquid sectors of the market (Treasury and agency notes) in an effort to preserve capital and build liquidity to weather the impending storm. This posture was maintained through the fourth quarter of 2008.
By year-end 2008, concerns about the safety of the capital markets drove spreads to record wide levels which implied the imminent onset of another “Great Depression”. We did not believe such a scenario was at all likely, and used the opportunity to begin, once again, adding spread sector investments to the Portfolio at extremely generous yields. Subsequently, actions by the U.S. Treasury Department and the Federal Reserve such as the introduction of the Term Asset-Backed Loan Facility (TALF) and the Troubled Asset Recovery Program (TARP), combined with the concerted actions of governments and central banks around the world, restored investor confidence and liquidity to the spread sectors (notably corporate financials, ABS and CMBS). These actions provided the catalyst for the massive spread tightening that occurred during 2009. For much of the year spread products outperformed duration-matched US Treasuries. Thus, the decision to remain over-weighted in spread sectors was rewarded as riskier asset classes substantially out-performed Treasuries. The net result was that sector selection was the largest contributor to the Portfolio’s performance for 2009 as Merganser’s overweights to ABS, CMBS and financial corporates drove the Portfolio’s outperformance versus the index for the year. In the asset backed sector, spreads tightened throughout the year due to strong technicals where demand for high quality AAA rated ABS exceeded supply, as cash players returned to the sector.
In the corporate sector, returns were strongly positive for 2009 as spreads on corporate bonds (particularly banks and finance companies) tightened sharply. Indeed, throughout the year, financials were far and away the largest contributors to performance for the corporate sector. While high yield corporate names posted the strongest returns during 2009, Merganser’s selection of high quality investment grade securities consistently added to excess returns while minimizing credit risk.
Despite a myriad of negative headlines focused on the commercial real estate sector, CMBS have witnessed a year of dramatic spread tightening. Indeed the CMBS sector was one of the best performers in 2009. Merganser’s focus in CMBS is on the highest quality, top tier tranches. Our diligent stress-testing and thorough analysis of commercial mortgage backed securities has allowed us to capture the spread tightening in the CMBS sector while avoiding ratings downgrades and potentially troublesome pockets of the CMBS market.
Merganser’s duration-neutral positioning had little effect on the performance of the Portfolio during 2009.
Douglas A. Kelly, Chief Investment Officer/Portfolio Manager
Peter S. Kaplan, Portfolio Manager
Merganser Capital Management, Inc.

Transamerica Partners Portfolios	Annual Report 2009

Management Review (continued)

(unaudited)
Transamerica Partners Inflation-Protected Securities Portfolio
Sub-adviser:
BlackRock Financial Management, Inc.
Market Environment:
US Treasury Inflation-Protected Securities (“TIPS”) outperformed nominal US Treasuries during 2009 as aggressive government quantitative easing programs raised market inflation expectations. The markets became increasingly uncomfortable with the excess liquidity being provided by the central bank, and began looking toward inflation-linked bonds as a means of protecting portfolios from future inflation risk. In the short term, inflation risk continues to be to the downside as the Fed looks to begin reversing some of the stimulus measures put in place, such as their asset purchase program and zero interest rate policy. In addition, the US Treasury announced plans to increase TIPS as a percentage of issuance during 2010, reflecting both increased funding needs and a growing demand base from investors.
At their last meeting of 2009, the Federal Reserve (the “Fed”) reiterated its intention to keep interest rates “exceptionally low” for “an extended period” and said the economy is strengthening. Officials kept their benchmark overnight lending rate between banks in a range of zero to 0.25%, where it has been for a year, re-stating that low interest rates are contingent on “low rates of resource utilization, subdued inflation trends, and stable inflation expectations.” The Fed also reaffirmed its plan to continue purchases of agency mortgage-backed securities totaling $1.25 trillion and about $175 billion of agency debt through the first quarter of next year.
Performance:
For the year ended December 31, 2009, Transamerica Partners Inflation-Protected Securities Portfolio returned 10.22%. By comparison, its benchmark, the Barclays Capital US TIPS Index, returned 11.42%.
Strategy Review:
Portfolio performance for the year was positively affected by duration and yield curve management, as real yields rallied throughout the period driving breakeven levels wider and the yield curve steeper. We reduced our exposure to TIPS starting in the latter half of the period due to low real yield levels, high breakeven levels and an increasing level of supply in the sector; this had a negative effect on performance relative to the benchmark Barclays Capital US TIPS Index. We primarily reduced our exposure to TIPS with maturities less than five years as we regarded that sector to have factored in too high a level of inflation expectations. Although we continue to view the short end as expensive, shorter TIPS continued to rally through the end of 2009.
At year-end on December 31, 2009, the Portfolio held an underweight position in TIPS (mainly in maturities shorter than five years) in favor of cash, nominal US Treasuries and a small allocation to high-quality spread product. The Portfolio is defensive on short-dated breakevens and duration given the absolute level of real yields and expected supply. In response, the Portfolio is overweight longer-dated breakevens, as inflation expectations continue to rise.
Stuart Spodek, Managing Director/Portfolio Manager
Brian Weinstein, Managing Director/Portfolio Manager
BlackRock Financial Management, Inc.

Transamerica Partners Portfolios	Annual Report 2009

Management Review (continued)

(unaudited)
Transamerica Partners Core Bond Portfolio
Sub-adviser:
BlackRock Financial Management, Inc.
Market Environment:
The fiscal year ended December 31, 2009 was a tale of two markets. Throughout the first quarter, concerns about deflation and a free-falling global economy pushed the markets to their cyclical lows, with spreads on non-government fixed income assets still hovering near historical highs. As the first quarter drew to a close, central banks across the world had stepped in to provide an unprecedented level of fiscal and monetary stimulus in an effort to stop the bleeding in the markets. In the United States, the Federal Reserve instituted a quantitative easing program whereby they began to purchase Treasuries while they expanded the Agency Debenture and Agency Mortgage Purchase programs that were initiated in the fourth quarter of 2008. Additionally, the US Treasury expanded the Term Asset-Backed Securities Loan Facility (“TALF”) into the commercial mortgage-backed securities (“CMBS”) market and created the Public-Private Investment Program (“PPIP”), specifically the legacy securities purchase program, to purchase CMBS and non-agency residential mortgages. By the end of 2009, these policy decisions had led to a significant bounce back in the markets with asset prices up everywhere, spreads tighter across all spectrums of the fixed income markets, and most major countries showing signs of economic growth.
Performance:
For the year ended December 31, 2009, Transamerica Partners Core Bond Portfolio returned 12.89%. By comparison, its benchmark, Barclays Capital Aggregate Bond Index, returned 5.93%.
Strategy Review:
The strategy is centered on finding relative value across the markets by actively trading across sectors and sub-sectors of the fixed income markets, and ultimately through individual security selection. For the year, Portfolio performance benefited from an overweight exposure to index spread sectors including CMBS, asset-backed securities (“ABS”) and investment-grade corporate credit. The Portfolio also benefited from its out-of-index exposure to non-agency mortgages as spreads continued to narrow due to improving economic data and strong technicals resulting from PPIP buying. Likewise, the Portfolio’s underweight in US Treasuries helped performance as investor willingness to pick-up yield and take on risk increased throughout the year, causing Treasuries to underperform the broad bond market.
At year-end, the Portfolio was generally underweight in government-owned/government-related sectors in favor of non-government spread sectors. Within the government sectors, the Portfolio holds an underweight in Treasuries and Agency mortgages, while holding overweights in Federal Deposit Insurance Corporation (FDIC)-guaranteed debt, agency debentures and non-US government-backed debt. Within the non-government sectors, the Portfolio is overweight in AAA-rated CMBS, ABS and investment-grade corporate debt. The Portfolio also holds an out-of-index allocation to non-agency mortgages and to non-US government debt, including Canadian and German issues. During the period, we reduced exposure to CMBS and agency mortgages, selling into strength as these sectors continued to rally; we shifted some of these assets into foreign government debt and non-agency mortgages. The Portfolio ended the period with a slightly longer duration relative to the benchmark.
Scott Amero, Vice Chairman/Managing Director
Curtis Arledge, Managing Director
Matthew Marra, Managing Director
Andrew Phillips, Managing Director
BlackRock Financial Management, Inc.

Transamerica Partners Portfolios	Annual Report 2009

Management Review (continued)

(unaudited)
Transamerica Partners High Yield Bond Portfolio
Sub-adviser:
Eaton Vance Management
Market Environment:
Credit was the star performer in fixed income in 2009 as funding liquidity was restored, refinancing for some lower quality borrowers became available and default rate fears diminished. High yield outperformed all fixed income categories in 2009, with spreads narrowing by 1173 basis points and yields moving from 19.55% at year-end 2008 to 9.05% on December 31, 2009. The turning point for credit conditions began in late 2008 and early 2009 when Federal Reserve (the “Fed”) officials signaled their resolve to use any and all unconventional tools to restore liquidity and halt flight risk. While the Fed injected liquidity into the economy, the new administration influenced economic growth with a substantial stimulus package. As the year progressed, the US economy shifted from deep recession through the middle of 2009 to a growth recession in most of the second half which was characterized by expanding production but continued job losses.
For the year, the Bank of America Merrill Lynch High Yield Master II Index (the “Index”) returned 57.5% with CCC rated securities returning 96.8%, while BB and B rated bonds essentially returned comparable results of 45.2% and 47.6%, respectively. In fact, the top returning high yield bonds in the Index were the most distressed and/or lowest rated segments with distressed leading with a return of 116.7% for the year. By year-end, the number of high yield bonds trading at distressed levels (spreads over 1000 basis points) was 15.3% for US high yield issuers. The financials and insurance segments led the market, posting total returns of 118.9% and 121.6%, respectively for the year. Defensive sectors - while posting significant absolute returns - posted the lowest results for the period. By year-end, the default rate was 10.23%, significantly lower than expectations at the beginning of 2009. Given the improving economic outlook, robust capital markets, and extremely low levels of distressed debt, we expect the default rate to be closer to 4% in 2010.
Performance:
For the year ended December 31, 2009, Transamerica Partners High Yield Bond Portfolio returned 57.21%. By comparison, its benchmark, the Bank of America Merrill Lynch High Yield Master II Index (formerly, Merrill Lynch High Yield Master II Index), returned 57.51%.
Strategy Review:
Portfolio performance for fourth quarter 2009 and the year ended December 31, 2009 was driven by credit selection and issue selection within the credit. Given our outlook for balance sheet improvement through debt exchanges as well as operational improvement, we maintained our overweight position in CCC rated bonds. We increased our exposure to health care bonds as prospects of new legislation caused some issues to widen relative to their fundamental prospects. Exposure to retail was increased later in the year due to our view that a better than expected Christmas season would generate strong returns. The Portfolio’s BB positions were reduced during the fourth quarter as the Treasury curve steepened and fears over higher interest rates pressured longer duration securities. The high yield market is flush with cash and as such, we continue to hold minimal cash in the Portfolio as demand for high yield bonds drives returns higher.
We believe the economy will grow modestly in the first half of 2010, as inventory rebuilds and the consumer spending remains subdued. Uncertainty surrounding Fed monetary policies will be a major influence on markets. The Fed has indicated it will remove some of its monetary stimulus but the timing is unclear. Yet with considerable slack in the economy, the question remains the appropriate timing of such change in status. High yield returns will not replicate those witnessed last year, however we believe the outlook is attractive as we enter the second stage of the credit cycle. With defaults and recoveries improving, we believe spreads can contract further and high yield returns may outperform other fixed income segments again in 2010.
Linda Carter, CFA, Vice President
Michael Weilheimer, CFA, Vice President
Co-Portfolio Managers
Eaton Vance Management

Transamerica Partners Portfolios	Annual Report 2009

Management Review (continued)

(unaudited)
Transamerica Partners Balanced Portfolio
Sub-advisers:
Goldman Sachs Asset Management, LP
Western Asset Management Company
Market Environment:
Goldman Sachs Asset Management, LP - The S&P 500 Index (the “Index”) gained 26.46% in 2009. All ten sectors in the Index were up for the year, with the Information Technology and Materials sectors gaining the most ground. The top-weighted Information Technology sector was also the largest positive contributor (weight times performance) to Index returns.
In the style arena, the Russell 1000® Growth Index (“Growth”) (+37.21%) outperformed the Russell 1000® Value Index (“Value”) (+19.69%) for the year. Growth outperformed relative to Value primarily due to a heavier weight in the strongly performing Information Technology sector. Large caps underperformed small caps for the year, with the Russell 2000® Index returning +27.17%.
Western Asset Management Company - It has been over a year since the collapse of Lehman Brothers and AIG. The financial system and the economy shifted from being near the next Great Depression toward a more stabilized system. The government intervened in unprecedented ways, from lending billions in support of key banks and industries to taking over Fannie Mae and Freddie Mac. The Federal Reserve Board (the “Fed”) also came out with a new set of policy tools, from a new liquidity program to asset purchases, to counter credit paralysis in the financial system. After reducing short-term interest rates to an historic low of zero to 0.25% in December 2008, the Fed since held rates steady.
Corporate spreads were at extreme high levels at the beginning of the year but this was followed by dramatic spread compression in high-yield and investment-grade sectors. The improvement was largely driven by a return to valuations that were more consistent with underlying fundamentals. Equity and fixed-income indices performed well amid renewed investor optimism. Various financial risk measures such as three-month LIBOR and LIBOR-OIS spreads declined significantly over the period, easing credit conditions.
In the last six months, the economy itself seemed to have taken a positive turn. US industrial sectors led the economy’s plunge in early 2009 as inventories, capital expenditure budgets and procurement plans were slashed on fears of credit unavailability. Businesses, facing one of their bleakest years, cut costs earlier in the year and are now benefitting from a possible turnaround as industrial production and capacity utilization registered increases. The housing market saw more positive news later in the year, and new home sales and housing starts both increased. The key S&P/Case-Shiller Home Price Index registered its first increases in over three years. The announcement of the government’s Public-Private Investment Program (“PPIP”) revived interest in the non-agency mortgage market as prices for many securities increased.
Performance:
For the year ended December 31, 2009, Transamerica Partners Balanced Portfolio returned 23.45%. By comparison, its benchmark, 60% S&P 500 Index/40% Barclays Capital Aggregate Bond Index, returned 18.40%.
Strategy Review:
Goldman Sachs Asset Management, LP (Equity Portion) - In managing the Portfolio, we do not take size or sector bets. We seek to add value versus the Portfolio’s index through individual stock selection. Our quantitative process searches for stocks with good momentum that also appear to be good values. We prefer stocks about which fundamental research analysts are becoming more positive, and companies with strong profit margins and sustainable earnings that use their capital to enhance shareholder value. Over the long term, these factors have led to excess returns, and they are not highly correlated, which diversifies the Portfolio’s sources of returns.
Returns to the investment themes were negative overall for the period. Profitability detracted most from relative performance, followed by Momentum, Sentiment, Quality and Management. Conversely, Valuation contributed positively to excess returns for the period.
Among sectors, stock selection was negative overall. Holdings in the Consumer Discretionary and Financials sectors were least successful relative to their peers in the benchmark. Meanwhile, stock picks in the Information Technology and Telecommunication Services sectors outpaced their peers in the benchmark most.
On an individual stock level, an underweight position in Goldman Sachs Group (0.00% of the Portfolio) as well as overweight positions in Gilead Sciences and Family Dollar Stores, detracted most from relative performance. On the upside, overweight positions in Seagate Technology, Microsoft and Franklin Resources were among the biggest positive contributors to excess returns.
Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should perform better than poor momentum stocks. We also prefer companies about which fundamental research analysts are becoming more positive, and firms that are profitable, have sustainable earnings, and use their capital to enhance shareholder value.

Transamerica Partners Portfolios	Annual Report 2009

Management Review (continued)

(unaudited)
As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection as opposed to sector or size allocations.
Western Asset Management Company (Fixed Income Portion) – The fixed income portion of the Portfolio returned 20.80% for the year compared to 5.93% for Barclays Capital US Aggregate benchmark. The largest contributor to results was the overweight exposure to credit. In particular, investment grade financial holdings, especially hybrid capital, performed well as their spreads tightened from their elevated levels in 2008. An exposure to high yield (below investment grade corporate bonds) also enhanced our returns, with Automotive and Healthcare sub-sectors contributing. Our exposure to non-agency mortgage-backed securities generated strong results because of improved housing data and the positive sentiment surrounding the launch of the PPIP. Our modest allocation to Treasury Inflation-Protected Securities (“TIPS”) benefited as implied breakeven yields moved from negative to positive. The fund’s underweight to agency and commercial mortgage-backed securities sectors detracted from performance, as the sector did well during the 12-month period.
Andrew Alford, Managing Director/Senior Portfolio Manager
Katinka Domotorffy, Managing Director
Kent Daniel, PhD, Managing Director
Goldman Sachs Asset Management, LP
Stephen A. Walsh, Chief Investment Officer
S. Kenneth Leech, Chief Investment Officer Emeritus
Carl L. Eichstaedt, Portfolio Manager
Edward A. Moody, Portfolio Manager
Mark Lindbloom, Portfolio Manager
Western Asset Management Company
Western Asset Management Company Limited

Transamerica Partners Portfolios	Annual Report 2009

Management Review (continued)

(unaudited)
Transamerica Partners Large Value Portfolio
Sub-adviser:
Aronson+Johnson+Ortiz, LP
Market Environment:
All stock indexes were up for 2009, and up big – from 15% for top-cap value to 46% for mid-cap growth. The rally that began March 9, 2009 continued in the fourth quarter, and the story was much the same as in the second and third quarters: investors actively sought more risk, regardless of quality, primarily because government intervention encouraged such investment. Across the cap and style spectrums, large-caps beat small-caps and growth beat value.
Performance:
For the year ended December 31, 2009, Transamerica Partners Large Value Portfolio returned 16.71% . By comparison, its benchmark, the Russell 1000® Value Index, returned 19.69%.
Strategy Review:
Our portfolios underperformed in 2009, no matter what the benchmark.
AJO Large Cap – Absolute Value maintains a broadly diversified selection of large-cap stocks. Our investment approach is disciplined: We are fully invested in US equities, avoid broad sector bets, and take only modest industry-level and stock-specific bets. Our goal is to outperform the benchmark with incremental gains across many holdings. Using bottom-up stock selection, we evaluate companies relative to their industry peers using three broad categories of measures: value, management, and momentum. Value means the somewhat traditional ratios of price to fundamental value; management means we look for evidence that a company’s management team has and will continue to emphasize earning power; and momentum indicates when stocks might begin to rise toward full valuation. And as we search for opportunities, we keep a sharp eye on minimizing transaction costs, helping us maximize profits in our stock-selection effort.
The underperformance of our stock selection in 2009 rested squarely on the shoulders of our measures of management and momentum. While indications of share repurchase (a historically positive management signal) provided a slight boost to our October return, share issuance proved to be a more consistent predictor of returns throughout the year. Similarly, our gauge of momentum was turned on its head when stocks with poor earnings power experienced huge gains, in direct contradiction to prior trends.
Since we make no sector bets versus our benchmark, we describe the sectors in which our stock selection worked best (and worst). During 2009, our bets in the capital Goods and Consumer Staples sector were among the most rewarding, while our individual stock bets within the Energy and Consumer Durables sector were the least rewarding. Our aggregate industry bets, though modest, also detracted from performance, especially our underweight to Motor Vehicles and overweight to Insurance Companies. On an individual security basis, Lubrizol, Franklin Resources, and Coach were the largest contributors to relative performance, while JP Morgan, Goldman Sachs, and Ford were the largest detractors from relative performance.
We remain positioned to outperform in the eventual (and inevitable) return to a market that favors the traditional relationship of earnings strength and management quality.
Theodore R. Aronson, Managing Principal
Kevin M. Johnson, Principal
Martha E. Ortiz, Principal
Stefani Cranston, Principal
Gina M. Moore, Principal
R. Brian Wenzinger, Principal
Aronson+Johnson+Ortiz. LP

Transamerica Partners Portfolios	Annual Report 2009

Management Review (continued)

(unaudited)
Transamerica Partners Large Core Portfolio
Sub-adviser:
Aronson+Johnson+Ortiz, LP
Market Environment:
All stock indexes were up for 2009, and up big — from 15% for top-cap value to 46% for mid-cap growth. The rally that began March 9, 2009 continued in the fourth quarter, and the story was much the same as in the second and third quarters: investors actively sought more risk, regardless of quality, primarily because government intervention encouraged such investment. Across the cap and style spectrums, large-caps beat small-caps and growth beat value.
Performance:
For the year ended December 31, 2009, Transamerica Partners Large Core Portfolio returned 23.36%. By comparison, its benchmark, the Russell 1000® Index, returned 28.43%.
Strategy Review:
Our portfolios underperformed in 2009, no matter what the benchmark.
Prior to September 15, 2009, the Portfolio invested in AJO Large Cap — Absolute Value, which targets the Russell 1000® Value Index. Thereafter, the Portfolio invested in the AJO Large Cap, which targets the S&P 500 Index. AJO Large Cap maintains a broadly diversified selection of large-cap stocks. Our investment approach is disciplined: We are fully invested in US equities, avoid broad sector bets, and take only modest industry-level and stock-specific bets. Our goal is to outperform the benchmark with incremental gains across many holdings. Using bottom-up stock selection, we evaluate companies relative to their industry peers using three broad categories of measures: value, management, and momentum. Value means the somewhat traditional ratios of price to fundamental value; management means we look for evidence that a company’s management team has and will continue to emphasize earning power; and momentum indicates when stocks might begin to rise toward full valuation. And as we search for opportunities, we keep a sharp eye on minimizing transaction costs, helping us maximize profits in our stock-selection effort.
The underperformance of our stock selection in 2009 rested squarely on the shoulders of our measures of management and momentum. While indications of share repurchase (a historically positive management signal) provided a slight boost to our October return, share issuance proved to be a more consistent predictor of returns throughout the year. Similarly, our gauge of momentum was turned on its head when stocks with poor earnings power experienced huge gains, in direct contradiction to prior trends.
Since we make no sector bets versus our benchmark, we describe the sectors in which our stock selection worked best (and worst).
While the Portfolio was targeting the S&P 500 (9/15/09 — 12/31/09), our bets in the Financial and Technology sectors were among the most rewarding, while our individual stock bets within the Energy and Consumer Durables sectors were the least rewarding. Our aggregate industry bets, though modest, performed in line with the benchmark. On an individual security basis, DIRECTV, Western Digital, and AmerisourceBergen were the largest contributors to relative performance, while Apple, Amazon.com, and Merck were the largest detractors from relative performance.
When combined with the period targeting the Russell 1000® Value, the Energy and consumer Discretionary sectors were among the most rewarding, while Capital Goods and Healthcare sectors were the least rewarding. Our aggregate industry bets, though modest, contributed to performance, especially our overweight to software and underweight to oil & gas companies. On an individual security basis, Exxon Mobil, Franklin Resources, and Lubrizol were the largest contributors to relative performance, while Intel, United Technologies, and Cigna were the largest detractors from relative performance.
We remain positioned to outperform in the eventual (and inevitable) return to a market that favors the traditional relationship of earnings strength and management quality.
Theodore A. Aronson, Managing Principal
Kevin M. Johnson, Principal
Martha E. Ortiz, Principal
Stefani Cranston, Principal
Gina Marie N. Moore, Principal
R. Brian Wenzinger, Principal
Aronson+Johnson+Ortiz, LP

Transamerica Partners Portfolios	Annual Report 2009

Management Review (continued)

(unaudited)
Transamerica Partners Large Growth Portfolio
Sub-advisers:
Jennison Associates LLC
OFI Institutional Asset Management, Inc.
Wellington Management Company, LLP
Market Environment:
Jennison Associates LLC - Further signs of US economic recovery helped sustain a powerful rebound in the equity market at the end of 2009. Fourth-quarter market gains, although substantial, were modest compared to those of the two previous quarters on indications that the recovery would be uneven. Some measures of economic activity suggested a moderation in the pace of expansion. Others were more encouraging, most notably the rate of job losses, which continued to moderate, pointing to a possible near-term peak in unemployment. Also reflecting improving conditions, holiday retail sales were significantly better than last year’s depressed levels. Automobile sales, too, regained strength after a temporary lull following expiration of the “cash for clunkers” program in August.
Across the corporate landscape, cost-cutting and inventory reductions remained in force, prompting additional increases in earnings projections for the balance of 2009 and 2010.
With the Federal Reserve maintaining its “zero” fed funds rate, interest rates remained near historic lows. Banks, seeking to exit the Troubled Asset Relief Program (TARP), pushed further large capital raises through the equity markets; unlike earlier sales, however, these offerings seemed to sap investor enthusiasm, leading to weakness in the shares of many financial companies.
Furious horse-trading among Washington policymakers led to various compromises on proposed healthcare reform legislation. Current working models appear to be less disruptive to various healthcare industry constituencies than originally anticipated, but the final scope and details of legislation remained undetermined at year-end.
OFI Institutional Asset Management, Inc. - A year ago, the economic picture was, at best, grim. Already ensnared in a brutal bear market, a pervasive lack of credit forced a massive scaling back among US corporations, increasing unemployment and decreasing consumer spending; fourth-quarter 2008’s Gross Domestic Product (“GDP”) figure was among the worst on record. While many economists are predicting some improvements in the New Year, forecasts are, at best, moderate. Perhaps optimistically, the White House is predicting 2010 GDP growth at 3.2 percent—a higher level than most forecasts. Housing starts and the unemployment picture are expected to improve in 2010, although, at least in the first half of the New Year, not significantly.
We can now say with certainty that March 9, 2009 represented the low point of the most recent bear market: At its conclusion, this bear eroded 56.8% of the market’s value (as measured by the price-only S&P 500® Index (the “S&P”). The ensuing rally has been nothing short of spectacular—the price-only S&P gained 64.8% from the market bottom through the year’s end.
Much of the rally was driven by stocks that had been battered early in the year. As is typical at the beginning of a cyclical recovery, the market rally demonstrated a “worst to first” move: higher-risk, lower-quality assets—those that are typically ranked poorly by our investment process—outperforming higher-quality assets. Small- and mid-cap stocks seemed more prone to this than the largest-cap stocks: the Russell 2000® Index, for example, gained a whopping 84.5% from March 9 through year-end, while the Russell Midcap® Index gained 85.6%.
Growth stocks lagged their value counterparts since the market low: The Russell 1000® Growth Index (the “Index”) returned 66.4% versus a 73.0% return for the Russell 1000® Value Index over this horizon. Year-to-date, however, the story is dramatically different: growth gained 37.2% for the year while value was up just 19.7%—a 17.5 percentage-point advantage.
Wellington Management Company, LLP - Throughout the year, unemployment continued to rise globally despite massive economic stimulus plans implemented by governments throughout the world. Global GDP declined and new regulation and protectionist polices were enacted. Record deficits were generated in 2009 and new large spending programs may ensure enormous deficits in the future. We expect a significant increase in taxation throughout the world to pay for the government spending which will result in the very low GDP growth in the new decade.
In 2009, mid-cap stocks rose more than small-cap stocks and large cap stocks. The S&P Mid Cap Index increased 37.4% while the small cap Russell 2000® Index rose 27.2% and the large cap S&P 500 Index increased 26.5%. Growth stocks meaningfully outperformed value stocks in 2009. The Russell 1000® Growth Index rose 37.2% while the Russell 1000® Value Index increased only 19.7%.

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Management Review (continued)

(unaudited)
Performance:
For the year ended December 31, 2009, Transamerica Partners Large Growth Portfolio returned 35.56%. By comparison, its benchmark, the Russell 1000® Growth Index, returned 37.21%.
Strategy Review:
Jennison Associates LLC – Jennison Associates began as one of the sub-advisers to the Portfolio on September 16, 2009. This commentary addresses the Portfolio’s performance from that date until December 31, 2009. From September 16, 2009, through December 31, 2009, growth stocks, as reflected by the Russell 1000® Growth benchmark’s 8.83% advance, outperformed the broader market S&P 500 Index, which rose 6.56%. Telecommunication Services, Information Technology, and Consumer Discretionary were the growth benchmark’s top-performing sectors, while Utilities and Financials lagged.
The Portfolio is built from the bottom up, with stocks selected one at a time, based on the fundamentals of individual companies. The Portfolio’s greatest absolute gains came in the Consumer Discretionary, Information Technology, and Industrials sectors. Materials and Financials holdings declined.
Information Technology positions contributed most to Portfolio return, as both stock selection and an overweight position benefited performance. Advances in Advanced Micro Devices (“AMD”), NetApp, Tencent Holdings, Salesforce.com, Google, Microsoft, and Apple exceeded 20%. AMD soared on news that rival Intel agreed to pay it $1.25 billion to settle antitrust and patent disputes. It got another boost when Intel cancelled its move into a new semiconductor market, allowing AMD to leapfrog into the dominant graphic supplier position. Apple continues to be a prime beneficiary of the digitization of music, photos, and video because of its cutting-edge software for managing, editing, and sharing content. Google’s technological lead and dominant position in Internet search have enabled it to monetize search traffic at a meaningfully higher rate than its competitors. Its continued investment in capacity and research and development should, we believe, lead to new streams of revenue through product innovation and new technologies.
Security selection was strong in Consumer Discretionary, as well, where Amazon.com soared on better-than-expected revenue and earnings and on strong holiday online shopping trends. We believe Amazon.com is a prime beneficiary of the ongoing secular shift toward e-commerce.
Consumer Staples and Financial shares were key detractors from performance, led by declines in CVS Caremark and Goldman Sachs (“Goldman”). CVS declined on pharmacy benefits management contract losses. We eliminated the Portfolio’s position in CVS in November. Goldman fell even though its earnings and revenue beat consensus projections. We view Goldman as best in class and expect it to benefit from its strong balance sheet and better navigation of the current market environment.
OFI Institutional Asset Management, Inc. - Health care reform was one of the biggest stories of 2009. In late October, Senator Joe Lieberman (l-Conn.) vowed to filibuster any Senate version of a reform bill that included a public option: a competitor to private insurers that has drawn criticism from conservative members of Congress. By December, the House and Senate each passed their own version of health care reform; the Senate’s excluding the public option. House Democrats began signaling late last month they were willing to drop the public option when the two sides negotiate a final version of the bill in 2010. As things stand now, tens of millions of currently uninsured people will likely be forced to purchase policies from the private sector. That expectation drove share price for health care providers higher in the fourth quarter. The Portfolio benefited from overweight positions in Community Health Systems (+118.0% while held), Coventry Health Care (+94.9% while held) and CIGNA (+50.2% before sold). The sector ranked as the Portfolio’s top performer in 2009.
However, the sector’s positive impact was not enough to compensate for the negative drag of the Consumer Discretionary and Information Technology sectors (which combined for virtually all of the Portfolio’s shortfall versus the benchmark). In an absolute sense, the Technology sector performed exceptionally well, gaining 58.0% in the Portfolio. However, it lagged the 62.1% sector return in the Russell 1000® Index (“Russell 1000”). Weak stock selectivity proved costly in the Consumer Discretionary sector; the Portfolio’s holdings in the sector gained 25.5% for the full year, lagging the Russell 1000 Discretionary sector by more than 17 percentage points. News Corp. was sold from the Portfolio in early February, down 32.7%. The stock was able to recoup those losses, posting a slight 3.2% gain for the full year. The decision to avoid Starbucks, up 143.5%, also had a negative impact on the Portfolio.
Wellington Management Company, LLP - The Portfolio is a result of fundamental, bottom up stock selection. Our investment process leverages the extensive research resources of the firm and emphasizes a balance of growth, valuation, and quality criteria in selecting stocks. Our overweight to Information Technology and underweight to Consumer Staples along with strong stock selection within Financials and Consumer Discretionary were the primary drivers of the Portfolio’s relative outperformance.
Financials holdings, including State Street, Itau Unibanco, and Morgan Stanley contributed to performance. Within Consumer Discretionary, retail companies TJX, Coach, and Urban Outfitters also helped relative performance.
The Portfolio’s largest relative contributors included NetApp, Exxon Mobil, and Joy Global. Network storage equipment manufacturer NetApp’s low cost hardware combined with unified storage software enabled the company to gain market share. We believe that the company’s proprietary software and expense control will lead to operating margin expansion going forward. Shares of mining equipment

Transamerica Partners Portfolios	Annual Report 2009

Management Review (continued)

(unaudited)
manufacturer Joy Global moved higher along with commodity prices as the company gained market share in the underground coal mining market. Not owning diversified energy company Exxon Mobil and consumer products giant Procter & Gamble contributed positively to benchmark relative performance.
The Portfolio’s three largest relative detractors were Eli Lilly, Apple, and Raytheon. Shares of major US pharmaceutical company Eli Lilly came under pressure on concerns about the impact of future patent expirations on the company’s long-term growth, as well as near-term pressures due to a slower ramp-up of anti-clotting agent, Effient. We believe that the market significantly underestimates the potential of its anti-clotting agent and diabetes treatment, as well as Eli Lilly’s potential as a merger or takeover candidate. Shares of consumer electronics company Apple rose due to strong sales of iPhones and Mac books and expectations for the launch of its new Tablet device. Our underweight position during part of the year hurt relative returns. Shares of Massachusetts-based defense contractor Raytheon underperformed as investors feared that President Obama’s budget proposal would negatively impact defense spending and would include sharp cuts to defense contractors. Healthcare company Abbott Laboratories also detracted from the Portfolio’s absolute returns.
For the one year period, relative performance was hurt by the security selection within the Information Technology sector including positions in Apple and Google.
Michael A. Del Balso, Managing Director/Portfolio Manager
Spiro Segalas, President/Chief Investment Officer/Portfolio Manager
Blair A. Boyer, Managing Director/Portfolio Manager
Jennison Associates LLC
David E. Schmidt, Portfolio Manager
OFI Institutional Asset Management, Inc.
Paul E. Marrkand, CFA, Senior Vice President/Equity Portfolio Manager
Wellington Management Company, LLP

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Management Review (continued)

(unaudited)
Transamerica Partners Mid Value Portfolio
Sub-advisers:
Cramer, Rosenthal, McGlynn, LLC
JPMorgan Asset Management, Inc.
Market Environment:
Cramer, Rosenthal, McGlynn, LLC - It is now reasonable to conclude that the unprecedented, massive, global stimuli programs were successful in pulling the world economies and commercial markets out of the worst deflationary spiral since the 1930s. Although there were some softer economic reports during the fall, the data recently has been much more constructive. A year ago, we discussed the need for corporations to aggressively cut costs and harbor cash. Fearing another Great Depression, managements followed that game plan in reducing payrolls, slashing capital spending and liquidating inventories. During the second half of 2009, as business trends began to stabilize, many of these cuts have gradually been restored; this recovery now has a second engine besides government spending.
Going forward, we believe that investors will differentiate between better positioned companies who, through permanent cost reductions, revenue growth from new product introductions and strong free cash flow, can distinguish themselves. Other themes include a pickup in business spending on items ranging from technology to advertising/marketing, consulting and energy efficiency. In 2010, we believe successful investments will necessarily require a balance of expected returns against an assessment of downside risk. The prospect of higher interest rates, emerging inflation and investor differentiation will likely cap market multiples and, thereby, reinforce the importance of skilled, company-specific stock selection.
JPMorgan Asset Management, Inc. - The last 12 months will certainly be remembered as one of the most volatile periods in financial market history. The market’s deterioration began to accelerate in October 2008 as the effects of the Lehman Brothers bankruptcy instilled fear and panic among investors. The onslaught of poor economic data continued well into 2009. In response, a barrage of governmental policy announcements and actions by the Federal Reserve were established to restore confidence in the financial system. Equity markets remained volatile and hit fresh lows in early March 2009. Since then, US equity markets rebounded strongly as investors realized that the banking system was not insolvent and economic activity was not in a terminal freefall. Ongoing improvement in the manufacturing sector, consistent declines in weekly unemployment claims and brisk merger-and-acquisition activity offset investor concerns over increased mortgage delinquencies and foreclosures.
Performance:
For the year ended December 31, 2009, Transamerica Partners Mid Value Portfolio returned 32.53%. By comparison, its benchmark, the Russell Mid Cap Value® Index (“RMCV” or the “benchmark”), returned 34.21%.
Strategy Review:
Cramer, Rosenthal, McGlynn, LLC - The CRM Mid Cap Value portfolio is constructed through bottom up stock selection. For 2009, the top contributors were technology companies Seagate Technology and Amphenol Corp.; top detractors for the year included utility company Allegheny Energy and financial company, Key Corp. From a sector standpoint, our weakest sectors (relative to the benchmark) were Consumer Discretionary followed by Healthcare and Energy. Our strongest sectors vs. the benchmark were Technology, Producer Durables and Utilities.
Seagate Technology (STX) performed well during the third quarter as better than expected June quarter results appeared to provide investors with increased confidence that demand for hard disk drives is recovering. STX’s results over the last few quarters have helped strengthen the company’s balance sheet. The company announced a positive earnings revision during the fourth quarter and the stock continued to reflect growing investor confidence in a strengthening PC market. Amphenol’s interconnect products are critical to making the ever increasing electronic content in cell phones, automobiles, airplanes and industrial equipment work together to deliver increased functionality. We believe Amphenol’s market leading technology and strong balance sheet allowed the company to capture market share during the early downturn of 2009. Its shares were up during the fourth quarter as technology spending began to rebound. Amphenol should be poised to return to meaningful revenue and earnings growth in 2010.
Regarding the detractors, Allegheny Energy reduced earnings forecasts during the fourth quarter following continued weakness in forward power prices which were being driven by a depressed natural gas curve and lower industrial demand. Further, Allegheny and its partner American Electric Power announced delays to its PATH inter-state transmission line, which pushed out growth in Allegheny’s regulated asset base. KeyCorp shares suffered in the second quarter of 2009 due to concerns over its credit quality and the US government’s “stress test” analysis, which indicated the company needed to raise $1.8 billion. Shares of KeyCorp were weak again following a third quarter earnings report featuring elevated credit costs and sluggish revenue trends. In addition, following Bank of America’s equity raise to repay Troubled Asset Relief Program (“TARP”), the Street became concerned that KeyCorp would also be required to raise additional common equity as a condition of TARP repayment. We subsequently exited our position due to the risk of increased dilution from a common equity raise, a longer-than-average path to improved profitability versus its peers and better relative risk/return opportunities in the sector.

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Management Review (continued)

(unaudited)
JPMorgan Asset Management, Inc. - For the period September 16, 2009 through December 31, 2009, when JPMorgan Asset Management, Inc. (“JPMorgan”) commenced as one of the sub-advisers, the JPMorgan sleeve of the Transamerica Partners Mid Cap Value Portfolio returned 4.22%, compared to its benchmark, which returned 2.50% over the same time period. The Portfolio’s outperformance relative to its benchmark was due mostly to stock selection in Industrials and Utilities sectors. Alternatively, stock selection in the Financials and Materials sectors detracted from results.
A top contributor to performance was Precision Castparts Corp., which manufactures complex metal components mostly for aerospace and power generation applications. While earnings were depressed due to continued aerospace inventory destocking, investors were encouraged by year-over-year margin improvement and the company’s earnings prospects when volumes begin to recover.
Another top contributor to performance was CMS Energy Corp., a diversified utility operating primarily in Michigan. The stock rallied as recent regulatory rulings will help limit the company’s exposure to the economic risks of Michigan. CMS Energy intends to invest significant capital in renewable energy projects and clean coal technology. In addition, the company operates in a constructive regulatory environment which could potentially allow the company to have improved earnings visibility over the next several years.
Alternatively, diversified insurance provider, Old Republic International, Inc. was a top detractor to the Portfolio’s performance. The company announced a greater than expected loss for the quarter which was driven mostly by continued pressure in their mortgage insurance segment. A silver lining for Old Republic was continued profitability in the title insurance segment which has benefited mostly from increased refinancing activity. We believe, given Old Republic’s capital position and prudent underwriting, they will be in a position to capture market share as business conditions improve.
Sigma-Aldrich Corp., a leading provider of specialty chemical and biochemical products, was also a negative contributor to performance. The company’s shares were under pressure over concerns that large pharmaceutical customers may become more cost conscious as a result of the US Government’s proposed health care reforms. We view Sigma-Aldrich as one of the more stable names in the space as their lack of exposure to volatile input prices has enabled the company to consistently generate free cash flow, which management has deployed by returning capital to shareholders.
Jay B. Abramson, Chief Investment Officer
Robert L. Rewey III, Senior Vice President
Cramer, Rosenthal, McGlynn, LLC
Jonathan K. L. Simon, Managing Director
Lawrence Playford, CFA, Portfolio Manager
Gloria Fu, CFA, Portfolio Manager
JPMorgan Asset Management

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Management Review (continued)

(unaudited)
Transamerica Partners Mid Growth Portfolio
Sub-adviser:
Columbus Circle Investors
Market Environment:
The fourth quarter capped a very difficult year for Columbus Circle Investor’s (“CCI”) discipline in general, and for the mid-cap portfolios in particular, as secular growth companies with strong fundamentals were shunned in favor of economically and financially distressed companies. The liquidity-driven rally in “low-quality” shares (such as those with no earnings, smaller market capitalizations or very low stock prices) that began in March continued through the fourth quarter for mid-cap growth stocks, despite showing signs of abating in other parts of the market.
For the year ended December 31, 2009, Transamerica Partners Mid Growth Portfolio lagged its benchmark, the Russell Mid Cap Growth® Index, which benefited from a particularly heavy weighting in cyclical sectors. Performance was led by the Technology and Utilities sectors, offset somewhat by weakness in Consumer Discretionary, Healthcare, and Materials shares.
Performance:
For the year ended December 31, 2009, Transamerica Partners Mid Growth Portfolio returned 25.24%. By comparison, its benchmark, the Russell Mid Cap Growth® Index, returned 46.29%.
Strategy Review:
Contributors to performance over the last year were Marvell Technology Group and F5 Networks. Marvell Technology Group gained during the period as the semiconductor’s cost cutting initiatives bore fruit and improving sales drove earnings beyond expectations. F5 Networks, a manufacturer of gear that accelerates the flow of information within datacenters, rose as a rebound in enterprise and telecom service provider spending leveraged a cost reduction program, allowing the company to exceed revenue and earnings forecasts. The company is in the early stages of several new product cycles that can significantly expand its market opportunity and position it for high growth and margin expansion.
The largest detractors from performance were UAL Corp. and NIl Holdings. UAL Corp., the parent of United Airlines, was hurt by deteriorating passenger traffic, mainly cutbacks in business travel. NIl Holdings, an operator of wireless networks in Latin America fell during the period. The global economic contraction finally took its toll, causing subscriber growth in Mexico and Argentina to deteriorate at a rate that more than offset positively surprising subscriber additions in Brazil.
The extremely aggressive monetary policy that ultimately broke the back of the financial crisis last winter proved to be the key driver of stock returns during 2009. Secular trends and sustainable growth mattered little, as fear turned to greed and distressed stocks were rewarded with sharply higher stock prices to the detriment of CCI’s mid-cap relative performance. Fortunately, the history of “low-quality” rallies suggests that, as the rate of economic recovery slows and extremely low expectations rebound, the market should begin to renew its focus on better quality growth stocks. Signs of this pattern gradually began to emerge during the fall, making us optimistic that the historical pattern will repeat.
To take advantage of the evolving market, we enter the New Year focused on Technology, which benefits from secular trends, and Healthcare, where reform uncertainty is beginning to fade. Both sectors also contain companies having significant foreign sales, which should benefit from the weaker dollar. Funding these positions are below-market weightings in Consumer Staples and Industrial stocks, where we believe that prospects for strong earnings growth are weaker. Although 2009 proved to be a very frustrating year for investors in high-quality, positively-surprising growth stocks, we would expect market interest to return to such stocks in due course.
Clifford Fox, CFA
Michael lacono, CFA
Co-Portfolio Managers
Columbus Circle Investors

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Management Review (continued)

(unaudited)
Transamerica Partners Small Value Portfolio
Sub-adviser:
Mesirow Financial Investment Management, Inc.
Market Environment:
After a brief lull in October, markets rebounded sharply, producing new highs for the year for virtually every domestic stock index. This follows a year when the first quarter made new lows and then rebounded with full force with the riskiest names leading the market higher. Within the Russell 2000® Value index, Materials, Healthcare and Utilities turned in the strongest performance for the quarter, while Technology, Financials and Consumer Discretionary lagged. Leading sectors in the year were Materials, Consumer Discretionary, and Information Technology; Financials, Utilities and Industrials lagged.
The blind pursuit of risk at any cost, which characterized the March through September rally, has ebbed; once again stocks are performing based on their quality and fundamental attractiveness. In late 2009, trends emerged that we believe will drive markets in 2010.
•
Deleveraging: The Dubai debt crisis confirmed that we are still in the first inning of global deleveraging. At home, we see the domestic savings rate climbing and consumer behavior shifting drastically to limit spending and pay down household debt.

•
Regulation: There undoubtedly will be winners and losers arising out of the Healthcare reform bill, but increased regulation acts as a tax on the system. Even more drastic economic effects may arise out of the regulation of the banking system and financial markets.

•	Improving sentiment: Robust business growth and carefree spending from the consumer have not returned. However, some indicators, e.g. consumer confidence and retail sales, have improved.
We expect 2010 to present both challenges and opportunities. The economy should slowly improve. Yet, we feel valuations are stretched and expect valuation multiples to regress to their long term averages. Unless the economy rebounds far greater than we expect, these factors will put an effective cap on upward momentum.
Performance:
For the year ended December 31, 2009, Transamerica Partners Small Value Portfolio returned 19.64%. By comparison, its benchmark, the Russell 2000® Value Index, returned 20.58%.
Strategy Review:
Effective September 16, 2009, Mesirow Financial Investment Management, Inc. (“Mesirow”) became the sole sub-adviser to the Portfolio. Prior to that date, the Portfolio was co-managed. This commentary applies to the Mesirow portion of the Portfolio. For 2009, Mesirow’s small-cap portfolios outperformed the Russell 2000® Value Index by approximately 260 basis points. Top-performing sectors included Financials, Industrials and Consumer Discretionary. Top-performing stocks for the year were Oshkosh, Nutrisystem and Omnivision Technologies; worst-performing stocks for the year were SWS Group, Wesbanco, and Whitney Holding Co.
We believe that a company’s ultimate value is determined by its cash flow generation and the rational allocation of that capital. As such, we strive to identify companies selling below intrinsic value. We use a variety of screens to create a focus list from which we delve deeper into the company’s fundamentals.
In managing the Portfolio we continue to assess the risk/reward tradeoff for each of our holdings and of potential additions.
Biggest Positive Contributors for the year:
Oshkosh Corp. (OSK) manufactures special purpose vehicles. Its shares were up 321% on increased balance sheet stability and significant military contract wins.
Nutrisystem (NTRI), a provider of weight management programs was up 124% on increased sales and new distribution initiatives through Wal-Mart and Costco.
Omnivision Technologies (OVTI) makes image sensor devices. The stock was up 176% on strong sales and product traction.
Biggest Negative Contributors for the year:
SWS Group (SWS), Wesbanco (WSBC) and Whitney Holdings (WTNY) all declined due to concerns surrounding the banking industry.
Michael A. Crowe, Senior Managing Director
Rosa Welton, Senior Vice President
Mesirow Financial Investment Management, Inc.

Transamerica Partners Portfolios	Annual Report 2009

Management Review (continued)

(unaudited)
Transamerica Partners Small Core Portfolio
Sub-advisers:
Fort Washington Investment Advisors, Inc.
INVESCO Institutional (NA), Inc.
Wellington Management Company, LLP
Market Environment:
Fort Washington Investment Advisors, Inc. - For the financial markets, 2009 was a story of two polar opposite environments. The first period, which included the first nine to ten weeks of 2009, was one of serious banking system concerns, extreme volatility and fears of an economic collapse on par with the 1930s. The extreme nature of the market’s negative sentiment was punctuated with a sharp decline into early March which proved to be, retrospectively, the final climactic sell-off after a nearly year and a half long historic bear market. The second period, from early March to the end of 2009, witnessed a nearly equally historic stock (and bond) market rebound. Selling exhaustion led to an oversold rally, which then led to a more sustainable rally predicated on expectations that the worst of the economic and financial market downturn was behind us. As strong earnings and better global economic reports unfolded over the summer, stocks began to gain steam with only a modest correction from mid-June to mid-July. The strong third quarter earnings reporting season along with economic improvement in the second half helped fuel further gains.
INVESCO Institutional (NA), Inc. - What a difference a year makes! US equity markets posted 20%+ gains in 2009 after one of the worst years in its history in 2008. At the beginning of the year, the equity markets continued to sell-off as we were facing what appeared to be a deep and protracted global recession. After significant fiscal and monetary stimulus by governments and central banks worldwide, the market bottomed in early March. From March through September, the market proceeded to rally at a blistering pace, as perceived risks were significantly revised downward. Investors seized the opportunity to invest in the cheapest stocks some of which could be characterized by weak cash flows, poor earnings expectations, high degrees of leverage, and illiquidity. During the fourth quarter, the low quality rally subsided, allowing those stocks with improving fundamentals at reasonable valuations to shine. Nevertheless, it remains a bit early to conclude that 2009’s low quality rally has faded entirely.
Wellington Management Company, LLP - After a tumultuous start, US equities finished 2009 near their highs for the year and recorded a third consecutive quarter of gains. Throughout the year, extraordinary government measures helped to stabilize global economies and markets, and as the year progressed, low interest rates, better-than-expected corporate earnings, and improving economic data provided a favorable backdrop for equities.
Growth stocks (+34.5%) outpaced value (+20.6%) for the year as measured by the Russell 2000® Growth and Russell 2000® Value indices; while small-cap stocks modestly outperformed their larger peers as measured by the Russell 2000® Index (+27.2%) and S&P 500 Index (+26.5%).
Portfolio Performance:
For the year ended December 31, 2009, Transamerica Partners Small Core Portfolio returned 27.64%. By comparison, its benchmark, the Russell 2000® Index, returned 27.17%.
Strategy Review:
Fort Washington Investment Advisors, Inc. (“FWIA”) - A strong absolute return in 2009 of 29.9% by the Transamerica/FWIA small-cap growth portfolio still lagged the Russell 2000® Growth Index by roughly 5.6%. Solid performance in the Technology and Financial sectors were not enough to offset poor performance in most other sectors. Underperformance was driven by several factors including weaker than expected earnings, negative reimbursement issues for several healthcare names, and the outperformance of more speculative, lower quality stocks (as defined as high debt, low market cap, poor sales and earnings trends, low returns on capital, high beta etc).
On the positive side of the ledger, our holdings in Vistaprint, Skyworks Solutions, F5 Networks (Technology), Big Lots and BJ’s Restaurants (Consumer Discretionary) appreciated significantly due to better than expected growth. Also, Energy names like Atwood Oceanics and Lufkin Industries rebounded on rising oil prices. Negative returns from several Healthcare (CardioNet, Wright Medical, OSI Pharma and NuVasive) and Energy (GMX Resources and McMoRan Exploration) holdings impacted performance.
As mentioned earlier, performance was hurt by the material outperformance of many stocks deemed as more speculative. Extremely low interest rates coupled with strengthening financial markets allowed companies with the poorest financial situations to survive by issuing equity and/or debt throughout the last three quarters of the year. This scenario, coupled with low valuations and oversold stock prices, led to a rapid and powerful upward move for many lower quality stocks.
The Portfolio’s sector overweight positions are in Energy, Consumer Discretionary, Financials and Technology. Energy is overweighted because oil demand is improving and global oil production growth will be challenged over the long term. In Consumer Discretionary, we like companies that have strong organic top line growth driven by domestic geographic expansion, international growth and/or recurring revenue. The financial position is driven largely by pawn broker and debt collection companies, which should benefit from the continued contraction in consumer credit, higher gold prices and increasing supply of charged-off credit card debt. In Technology, the need for increased data capacity in both Internet and wireless applications will benefit many of our holdings.

Transamerica Partners Portfolios	Annual Report 2009

Management Review (continued)

(unaudited)
We think higher quality companies will once again return to favor because valuation spreads have narrowed and, in spite of the recent economic improvement, the business environment will be challenging. Our focus is on finding high quality companies with good balance sheets and cash flow that can increase sales even in a difficult economic environment or that can sustainably improve operating margins in the absence of top line growth.
INVESCO Institutional (NA), Inc. – Small Cap Value is an active small capitalization strategy designed to capture excess returns through Invesco Quantitative Strategies’ proprietary multi-factor stock selection model. We believe that relative returns are predictable based on certain fundamental and behavioral concepts. To capture excess return, our process 1) systematically evaluates stocks within their industry using four key investment concepts: Earnings Momentum, Price Trend, Management Action, and Relative Value 2) constructs the portfolio and manages risk to limit the impact of unintended beta, size, and industry biases, through an optimization technique that seeks to maximize expected return at a specified level of risk, and 3) maintains an on-going research effort to quantify and rigorously test investment themes.
The Transamerica Small Cap Value strategy with Invesco Global Quantitative Equity delivered a return of 23% (gross of fees) for the twelve months ended December 31, 2009, outperforming the 20.6% return of the Russell 2000® Value Index by 2.4%. Most of the value-added came from decisions made within the Consumer Services, Healthcare, Utility, and Financials sectors.
Stock selection was the primary source of excess return as the Portfolio benefited mostly from benchmark stocks we did not own in the Portfolio and stocks we chose to underweight. Favorable return contributions came from holdings in Oshkosh (Consumer Cyclicals -motor vehicles and parts), Stone Energy (Energy – reserves), and Big Lots (Consumer Cyclicals – specialty retail). Stocks detracting from returns include First Bancorp (Financial – bank), Hot Topic (Consumer Cyclicals - clothing), Inland Real Estate (Financials – REITS). The Portfolio was hurt by minor style biases which are directly related to our investment process which include being overweight momentum and underweight growth. Sector/Industry decisions modestly added value led by overweighting Technology and Healthcare. Underweighting Basic Materials and Transport modestly offset the value-added sector decisions.
Wellington Management Company, Inc. - Consistent with our bottom-up portfolio construction process, stock selection was a large contributor to relative results. Allocation among sectors, a residual of the stock selection process, was also significantly additive during the year. Stock selection was particularly strong within Financials, Industrials, and Consumer Staples. Selection was less favorable in Consumer Discretionary, Materials, and Information Technology.
Stock selection was strongest in Financials, where positions in auto lender Credit Acceptance and specialty investment company Ares Capital contributed positively.
The Portfolio’s largest relative contributor during the period and top holding at year-end was diversified global manufacturing company Carlisle. The company’s shares gained on strong earnings results. We continue to hold as the shares are inexpensive and the company’s operational improvements position it to benefit from an improving economy.
Consumer Staples holding Herbalife, the leading worldwide direct marketer of health and nutrition products, was among the top contributors. Shares rose as earnings results exceeded expectations and the company raised full-year guidance. We maintain our position as the stock remains attractively valued and the shares should benefit from improving operational and international trends.
Relative results in Consumer Discretionary suffered despite strong absolute performance from mattress company Tempur-Pedic and media information firm Arbitron. Underperformance was due primarily to positions in Modine, a manufacturer of vehicle heating-and-cooling parts, and US drive-in restaurant chain Sonic. Exposure to independent oil and gas exploration company Penn Virginia hurt results in Energy.
Bihag N. Patel, CFA
David K. Robinson, CFA
Daniel J. Kapusta
Richard R. Jandrain III, managing Director
Senior Portfolio Managers
Fort Washington Investment Advisors, Inc.
Jeremy Lefkowitz, Head of Portfolio Management
Dan Kostyk, Portfolio Manager
Glen Murphy, Portfolio Manager
Anthony Munchak, Portfolio Manager
Francis Orlando, Portfolio Manager
INVESCO Institutional (NA), Inc.
Timothy J. McCormack, CFA, Vice President/Equity Portfolio Manager
Shaun F. Pedersen, Vice President/Equity Portfolio Manager
Wellington Management Company, LLP

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Management Review (continued)

(unaudited)
Transamerica Partners Small Growth Portfolio
Sub-adviser:
Perimeter Capital Partners LLC
Market Environment:
The year 2009 came to a strong finish, which was especially surprising given the way the market started the year. The positive “January Effect” lasted less than a week into 2009, providing minor gains into the New Year. By mid-February, the confluence of deteriorating business visibility and confusion surrounding the $787 billion stimulus package sent the market reeling back to and below November 2008 lows. The market began a sharp recovery in March as macroeconomic signs emerged that the deterioration in the US economy was perhaps abating. The second quarter saw a continuation of strong performance as further signs of economic stabilization and potential for recovery became evident. The equity market continued its upward trajectory into the second half of the year, as companies began reporting better than expected second quarter earnings. In 2009, stock returns were more highly correlated, meaning that most stocks went up, than in any other period during the last 20 years (Source: ISI Group). While this phenomenon made stock selection challenging, we expect this effect to moderate in the coming year.
Performance:
For the year ended December 31, 2009, Transamerica Partners Small Growth Portfolio returned 32.99%. By comparison, its benchmark, the Russell 2000® Growth Index, returned 34.47%.
Strategy Review:
Given Perimeter’s strategy of investing in companies with quality earnings growth and solid fundamentals, we were pleased that the Portfolio essentially kept pace with the Russell 2000® Growth Index (the“benchmark”) against the backdrop of the low quality rally for the majority of the year. While our overall stock selection was lackluster for the year and modestly underperformed the benchmark, Perimeter’s sector weights provided positive contribution to the Portfolio as an offset.
The majority of the allocation benefit came from our underweight in Healthcare, the market’s worst performing sector. For a variety of reasons, including government reform and the unprecedented economic impact on the sector from the recession, we were significantly underweight the Healthcare sector during the year. From an individual stock perspective in Healthcare, the Portfolio was hurt by negative news impacting two of our holdings – CardioNet (BEAT) and Synovis Life Technologies (SYNO). In the case of CardioNet, the stock fell on concerns of significantly reduced reimbursement rates, while Synovis announced a strategic but dilutive acquisition and reported second quarter earnings short of expectations. In both cases, we maintained and/or added to our positions. Lastly, two highly unprofitable, biotechnology companies that we did NOT own but that reside in the benchmark – Human Genome Sciences Inc. (HGSI) and Mederex (MEDX) - had very strong performance, detracting over 0.75% from our Portfolio relative to the benchmark.
For much of the year, we also maintained our overweight positions in the Technology, Energy and Materials sectors, which contributed positively to performance. Evidence of improving global demand for commodities propelled the Materials and Energy groups higher.
We have believed that one of the key factors driving stock market returns over the past year was the wide variance in valuation levels between stocks. Higher quality, more fairly valued stocks underperformed in 2009, while the lowest quality, cheapest and lowest valued stocks performed the best. Looking forward, now that valuation levels between stocks have narrowed, we believe that the market will focus on companies that can deliver growth in the coming year. Based on our experience, growth and strong fundamental performance will be paramount to stock selection in this environment, which should favor Perimeter’s quality, growth-oriented process.
Mark D. Garfinkel, CFA, Portfolio Manager
James N. Behre, Director of Research
Perimeter Capital Partners LLC

Transamerica Partners Portfolios	Annual Report 2009

Management Review (continued)

(unaudited)
Transamerica Partners International Equity Portfolio
Sub-adviser:
Thornburg Investment Management, Inc.
Market Environment:
Today, developed markets continue to struggle with the hangovers of a recession. High unemployment and depressed capacity utilization continue to plague these economies. While signs of a recovery are emerging, the near term path is still not obvious.
A recent trip to Asia found a more upbeat outlook than that on this side of the Pacific. Under-levered personal balance sheets should in time boost consumerism among the rising middle-class population which could help to rebalance the global economy, ultimately reducing dependence on the United States. Developing markets have led the rebound more than established ones. Growth in the emerging markets is largely expected to outpace that of the developed world. If this trend continues we would expect companies domiciled in and exposed to these markets to outperform their less exposed counterparts.
As we have articulated in the past, we continue to maintain a focus on protecting capital in down markets and participating in strong ones. From a real-world perspective, this focus has manifested itself in a preference for operating leverage over financial leverage, sound business models that are cash generative and predominantly self-funding, and ample diversification across a truly global portfolio of world-class companies. We believe this approach will allow us to continue to benefit from an improving economic backdrop, while leaving us relatively well-positioned should the difficult conditions of 2008 and early 2009 resurface as central banks become increasingly focused on removing liquidity from the system.
Performance:
For the year ended December 31, 2009, Transamerica Partners International Equity Portfolio returned 26.10%. By comparison, its benchmark, the MSCI All-Country World Ex-US Index, returned 42.14%. Benchmark changed from the MSCI World Ex-US Index on December 31, 2008.
Strategy Review:
The MSCI All Country World ex-US Index proved to be a very difficult benchmark to keep up with in 2009. However, while the strategy underperformed the benchmark we are still quite happy with a return of approximately 37% for the period from mid-January 2009 (when we became the Portfolio’s sub-adviser) until year end 2009. Stock selection, as opposed to allocating to specific sectors on a top down basis, was the main driver of the Portfolio’s performance. Stock selection was strongest in Healthcare, Consumer Discretionary, Energy and stocks.
In the Consumer Discretionary sector, LVMH (MC FP), Hennes & Mauritz (HMB SS) and Carnival (CCL LN) all tracked to our investment theses and proved to be very resilient during a challenging time for consumers in the developed world. For LVMH, a producer of luxury goods, some of this resiliency is attributable to their ability to maintain pricing power and hence profit margins but much of their success recently has been due to their exposure to parts of the developing world where the consumer is less indebted.
The two sectors that detracted the most from benchmark relative performance were Information Technology and Materials. Weakness for the Portfolio in the Information Technology sector was mainly attributable to our holdings in Nokia and Nintendo. Nokia has suffered from increased competition from Apple and Rim. Nintendo has had strong headwinds in the form of weak consumer demand for its video games and a strong yen.
In the Materials sector, the Portfolio had approximately half the weight of the benchmark and posted a return of approximately 28% relative to that of approximately 88% for the benchmark. Weakness for the Portfolio in this sector was attributable to our position in Givaudan, a Swiss fragrance and flavoring company.
There has been considerable activity in the Portfolio recently and much of it has been focused mainly on profit taking in appreciated assets where risk-reward has deteriorated from initial purchase, as well as strategic additions to names that have lagged despite favorable valuations and outlooks. Activity over the course of the year coupled with market forces has yielded more balance between the Basic Value and Consistent Earner stocks that typically comprise approximately 80% of the Portfolio.
William V. Fries, CFA, Managing Director
Wendy Trevisani, Managing Director
Lei Wang, CFA, Managing Director
Co-Portfolio Managers
Thornburg Investment Management, Inc.

Transamerica Partners Portfolios	Annual Report 2009

Schedules of Investments Composition

At December 31, 2009
(the following charts summarize the Schedule of Investments of each Fund by asset type)
(unaudited)

Transamerica Partners Money Market Portfolio

Certificates of Deposit	43.1%
Commercial Paper	30.0
Short-Term U.S. Government Obligations	14.6
Repurchase Agreements	9.0
Corporate Debt Securities	2.2
Short-Term Foreign Government Obligations	1.1
Other Assets and Liabilities - Net	0.0 *

Total	100.0%

Transamerica Partners High Quality Bond Portfolio

Asset-Backed Securities	27.9%
Corporate Debt Securities	27.5
U.S. Government Agency Obligations	19.9
Mortgage-Backed Securities	13.4
U.S. Government Obligations	9.2
Securities Lending Collateral	6.3
Repurchase Agreement	2.3
Other Assets and Liabilities - Net	(6.5)

Total	100.0%

Transamerica Partners Inflation-Protected Securities Portfolio

U.S. Government Obligations	93.7%
Repurchase Agreement	4.2
Structured Note Debt	0.2
Corporate Debt Securities	0.2
Mortgage-Backed Security	0.2
Purchased Option	0.1
Foreign Government Obligation	0.0	*
Asset-Backed Security	0.0	*
Other Assets and Liabilities - Net	1.4

Total	100.0%

Transamerica Partners Core Bond Portfolio

U.S. Government Agency Obligations	53.4%
Corporate Debt Securities	30.9
Mortgage-Backed Securities	19.4
Repurchase Agreement	7.6
Asset-Backed Securities	6.7
Foreign Government Obligations	4.4
Municipal Government Obligations	1.6
U.S. Government Obligations	1.1
Preferred Corporate Debt Securities	0.9
Purchased Swaptions	0.3
Securities Lending Collateral	0.2
Purchased Options	0.1
Common Stocks	0.0	*
Preferred Stocks	0.0	*
Warrant	0.0	*
Other Assets and Liabilities - Net	(26.6)

Total	100.0%

Transamerica Partners High Yield Bond Portfolio

Corporate Debt Securities	88.3%
Loan Assignments	6.5
Convertible Bonds	1.4
Repurchase Agreement	1.0
Convertible Preferred Stocks	0.4
Common Stocks	0.2
Asset-Backed Securities	0.1
Preferred Corporate Debt Securities	0.0	*
Investment Company	0.0	*
Warrant	0.0	*
Other Assets and Liabilities - Net	2.1

Total	100.0%

Transamerica Partners Balanced Portfolio

Common Stocks	56.5%
Corporate Debt Securities	14.0
U.S. Government Agency Obligations	12.5
Repurchase Agreement	6.6
Mortgage-Backed Securities	6.5
U.S. Government Obligations	3.4
Short-Term U.S. Government Obligation	2.8
Asset-Backed Securities	2.8
Preferred Corporate Debt Securities	1.0
Securities Lending Collateral	0.8
Municipal Government Obligations	0.6
Purchased Option	0.0	*
Warrant	0.0	*
Preferred Stocks	0.0	*
Other Assets and Liabilities - Net	(7.5)

Total	100.0%

Transamerica Partners Large Value Portfolio

Common Stocks	97.7%
Repurchase Agreement	2.0
Securities Lending Collateral	0.9
Other Assets and Liabilities - Net	(0.6)

Total	100.0%

Transamerica Partners Large Core Portfolio

Common Stocks	98.6%
Repurchase Agreement	1.3
Securities Lending Collateral	0.6
Other Assets and Liabilities - Net	(0.5)

Total	100.0%

Transamerica Partners Large Growth Portfolio

Common Stocks	99.1%
Securities Lending Collateral	0.7
Repurchase Agreement	0.6
Preferred Stock	0.3
Other Assets and Liabilities - Net	(0.7)

Total	100.0%

Transamerica Partners Mid Value Portfolio

Common Stocks	96.1%
Repurchase Agreement	3.8
Securities Lending Collateral	3.5
Other Assets and Liabilities - Net	(3.4)

Total	100.0%

Transamerica Partners Mid Growth Portfolio

Common Stocks	99.6%
Securities Lending Collateral	0.9
Repurchase Agreement	0.5
Other Assets and Liabilities - Net	(1.0)

Total	100.0%

Transamerica Partners Small Value Portfolio

Common Stocks	96.6%
Securities Lending Collateral	4.2
Repurchase Agreement	3.7
Other Assets and Liabilities - Net	(4.5)

Total	100.0%

Transamerica Partners Portfolios	Annual Report 2009

Schedules of Investments Composition

At December 31, 2009
(the following charts summarize the Schedule of Investments of each Fund by asset type)
(unaudited)

Transamerica Partners Small Core Portfolio

Common Stocks	98.3%
Securities Lending Collateral	4.8
Repurchase Agreement	1.3
Investment Company	0.2
Short-Term U.S. Government Obligation	0.1
Warrants	0.0 *
Other Assets and Liabilities - Net	(4.7)

Total	100.0%

Transamerica Partners Small Growth Portfolio

Common Stocks	96.7%
Securities Lending Collateral	4.2
Repurchase Agreement	2.5
Investment Company	0.4
Warrant	0.0 *
Other Assets and Liabilities - Net	(3.8)

Total	100.0%

Transamerica Partners International Equity Portfolio

Common Stocks	99.2%
Securities Lending Collateral	0.8
Repurchase Agreement	0.6
Other Assets and Liabilities - Net	(0.6)

Total	100.0%

*	Rounds to less than (0.05%) or 0.05%

Transamerica Partners Portfolios	Annual Report 2009

Money Market Portfolio

SCHEDULE OF INVESTMENTS
At December 31, 2009
(all amounts in thousands)

	Principal	Value

COMMERCIAL PAPER - 30.0%
Commercial Banks - 8.7%
Allied Irish Banks North America, Inc.
0.53%, 03/03/2010 - 144A	$39,250	$39,214
Australia & New Zealand Banking Group, Ltd.
0.21%, 01/07/2010 - 144A	11,900	11,900
HSBC Americas, Inc.
0.10%, 01/04/2010	9,720	9,720
0.24%, 04/14/2010	26,400	26,382
Toronto-Dominion Holdings USA, Inc.
0.50%, 02/08/2010	11,900	11,894
Consumer Finance - 2.3%
Toyota Motor Credit Corp.
0.18%, 02/03/2010	26,300	26,296
Diversified Financial Services - 19.0%
Bankamerica Corp.
0.15%, 01/08/2010	33,400	33,399
CBA Delaware Finance, Inc.
0.28%, 06/10/2010	39,550	39,500
Danske Corp.
0.19%, 03/15/2010 -144A	25,450	25,440
0.48%, 01/19/2010	20,100	20,095
Eksportfinans ASA
0.08%, 01/04/2010 - 144A	29,420	29,420
Nordea North America, Inc.
0.23%, 02/05/2010	23,550	23,545
Societe Generale North America, Inc.
0.29%, 05/17/2010	18,500	18,480
0.34%, 02/02/2010	24,050	24,043

Total Commercial Paper (cost $339,328)		339,328

CERTIFICATES OF DEPOSIT - 43.1%
Capital Markets -1.9%
Deutsche Bank AG *
0.50%, 01/06/2010	21,340	21,340
Commercial Banks - 41.2%
Abbey National Treasury Services PLC
0.66%, 02/25/2010	31,780	31,780
Australia & New Zealand Banking Group, Ltd.
0.35%, 05/25/2010	23,000	23,003
Banco Bilbao Vizcaya
0.22%, 02/17/2010	16,500	16,504
Bank of Ireland
0.10%, 01/04/2010	41,630	41,630
Bank of Montreal
0.19%, 02/22/2010	22,600	22,600
Bank of Nova Scotia *
0.23%, 12/17/2010	18,000	18,000
0.43%, 01/15/2010	26,510	26,510
Barclays Bank PLC
0.44%, 05/03/2010	22,500	22,500
0.70%, 04/15/2010	23,580	23,580
BNP Paribas *
0.20%, 03/01/2010	24,500	24,500
0.31%, 01/14/2010	15,340	15,340
Calyon NY Branch *
0.28%, 02/26/2010	8,940	8,937
0.60%, 01/05/2010	29,010	29,010
National Australia Bank, Ltd.
0.18%, 02/23/2010	19,800	19,800

	Principal	Value

Commercial Banks - 41.2% (continued)
Rabobank Nederland NV *
0.26%, 07/23/2010	$13,350	$13,349
0.38%, 04/26/2010	17,730	17,730
Royal Bank of Canada *
0.36%, 01/26/2010	48,760	48,759
Svenska Handelsbanken AB
0.22%, 02/11/2010	34,000	34,000
Toronto-Dominion Holdings USA, Inc.
0.33%, 05/17/2010-144A	17,300	17,301
Westpac Banking Corp. *
0.30%, 10/06/2010	13,400	13,400

Total Certificate of Deposits (cost $489,573)		489,573

CORPORATE DEBT SECURITIES - 2.2%
Commercial Banks - 1.6%
Credit Agricole SA *
0.30%, 05/28/2010 - 144A	3,040	3,036
Kreditanstalt Fuer Wiederaufbau *
0.33%, 01/21/2010	14,470	14,473
Household Products - 0.6%
Procter & Gamble Co. *
0.29%, 05/07/2010	7,150	7,150

Total Corporate Debt Securities (cost $24,659)		24,659

SHORT-TERM FOREIGN GOVERNMENT OBLIGATIONS - 1.1%
European Investment Bank
5.00%, 02/08/2010	2,820	2,834
Her Majesty in Right of Canada
0.30%, 01/21/2010	9,100	9,098

Total Short-Term Foreign Government Obligations (cost $11,932)		11,932

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 14.6%
Fannie Mae *
0.07%, 02/01/2010	11,500	11,499
0.09%, 01/20/2010	24,430	24,430
0.22%, 02/12/2010	14,590	14,594
FHLB
2.75%, 03/12/2010	13,300	13,365
Freddie Mac *
0.14%, 02/04/2010	46,350	46,350
2.38%, 05/28/2010	29,550	29,804
4.88%, 02/09/2010	6,080	6,108
World Bank Discount Notes
0.15%, 02/26/2010	19,400	19,395

Total Short-Term U.S. Government Agency Obligations (cost $165,545)		165,545

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Money Market Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts in thousands)

	Principal	Value

REPURCHASE AGREEMENTS - 9.0%
Barclays Bank PLC
0.06%, dated 12/31/2009, to be repurchased at $32,900 on 01/04/2010 Collateralized by US Treasury Note, 1.38%, due 05/15/12, with a value of $33,558.	$32,900	$32,900
Deutsche Bank
0.01%, dated 12/31/2009, to be repurchased at $50,200 on 01/04/2010. Collateralized by Federal Home Loan Bank, 2.70%, due 10/22/13, with a value of $34,527 and Freddie Mac, 5.13%, due 08/23/10, with a value of $16,680.	50,200	50,200
HSBC Americas, Inc.
0.01%, dated 12/31/2009, to be repurchased at $18,300 on 01/04/2010. Collateralized by US Treasury Bond, 8.75%, due 08/15/20, with a value of $18,670.	18,300	18,300
State Street Repurchase Agreement.
0.01%, dated 12/31/2009, to be repurchased at $10 on 01/04/2010. Collateralized by US Treasury Bill 0.19%, due 06/24/10, with a value of $15.	10	10

Total Repurchase Agreements (cost $101,410)		101,410

Total Investment Securities (cost $1,132,447) #		1,132,447
Other Assets and Liabilities — Net		460

Net Assets		$1,132,907

NOTES TO SCHEDULE OF INVESTMENTS:

*	Floating or variable rate note. Rate is listed as of 12/31/2009.
#	Aggregate cost for federal income tax purposes is $1,132,447.
DEFINITION:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2009, these securities aggregated $126,311, or 11.16%, of the Fund’s net assets.

FHLB	Federal Home Loan Bank
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Fixed Income - Consumer Staples	$ –	$7,150	$ –	$7,150
Fixed Income - Financials	–	846,410	–	846,410
Fixed Income - Short-Term Foreign Government Obligation	–	11,932	–	11,932
Fixed Income - Short-Term U.S. Government Agency Obligations	–	165,545	–	165,545
Cash & Cash Equivalent - Repurchase Agreement	–	101,410	–	101,410
Total	$ -	$1,132,447	$ -	$1,132,447

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

High Quality Bond Portfolio

SCHEDULE OF INVESTMENTS
At December 31, 2009
(all amounts in thousands)

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS - 9.2%
U.S. Treasury Note
0.75%, 11/30/2011 ^	$37,000	$36,759
1.88%, 04/30/2014	3,500	3,428
3.13%, 08/31/2013	3,500	3,637

Total U.S. Government Obligations (cost $43,968)		43,824

U.S. GOVERNMENT AGENCY OBLIGATIONS - 19.9%
Fannie Mae
1.00%, 11/23/2011	23,500	23,444
2.75%, 03/13/2014	6,250	6,303
3.25%, 04/09/2013	2,900	3,010
3.50%, 04/25/2026	459	461
4.00%, 10/25/2016 - 07/25/2033	3,322	3,398
4.50%, 05/01/2010 - 09/01/2013	3,091	3,176
5.00%, 10/15/2011 - 04/01/2014	8,667	9,225
5.50%, 12/01/2022	1,294	1,372
6.00%, 10/01/2011 - 09/01/2014	805	856
Freddie Mac
1.00%, 12/28/2011	10,000	9,958
1.13%, 12/15/2011	10,000	9,969
2.87%, 12/15/2016	2,020	2,052
3.38%, 03/15/2018	3,175	3,252
4.00%, 09/15/2016 - 10/15/2026	6,711	6,871
4.50%, 04/01/2010	1,511	1,522
5.00%, 07/15/2014	3,500	3,845
5.50%, 03/01/2011 -01/15/2027	1,461	1,512
6.00%, 10/15/2021	3,197	3,358
6.50%, 02/01/2013 - 04/01/2013	121	128
Ginnie Mae
5.75%, 12/15/2022	997	1,059

Total U.S. Government Agency Obligations (cost $93,589)		94,771

MORTGAGE-BACKED SECURITIES - 13.4%
Bear Stearns Asset Backed Securities Trust
Series 2003-AC3, Class A1
4.50%, 07/25/2033	597	535
Bear Stearns Commercial Mortgage Securities
Series 2001-TOP4, Class A1
5.06%, 11/15/2016	96	97
Series 2002-PBW1, Class A1
3.97%, 11/11/2035	274	277
Series 2005-PWR9, Class A1
4.50%, 09/11/2042	346	348
Series 2006-T22, Class A1
5.42%, 04/12/2038	1,299	1,315
Series 2007-PW15, Class A2
5.21%, 02/11/2044	7,000	7,091
Citigroup Commercial Mortgage Trust
Series 2006-C5, Class A1
5.27%, 10/15/2049	2,528	2,591
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2005-CD1, Class A1
5.05%, 07/15/2044	1,336	1,337
Commercial Mortgage Pass-Through Certificates
Series 2005-LP5, Class A2
4.63%, 05/10/2043	4,211	4,213

	Principal	Value

MORTGAGE-BACKED SECURITIES - 13.4% (continued)
Credit Suisse First Boston Mortgage Securities Corp.
Series 2004-C5, Class A2
4.18%, 11/15/2037	$1,825	$1,821
Crusade Global Trust
Series 2004-2, Class A1
0.40%, 11/19/2037 *	636	609
GE Capital Commercial Mortgage Corp.
Series 2001 - 3, Class A1
5.56%, 06/10/2038	163	167
Series 2002-1A, Class A2
5.99%, 12/10/2035	755	765
Greenwich Capital Commercial Funding Corp.
Series 2005-GG3, Class A2
4.31%, 08/10/2042	1,919	1,915
Series 2005-GG5, Class A1
4.79%, 04/10/2037	876	877
Series 2006-GG7, Class A1
5.74%, 07/10/2038	1,782	1,807
Series 2006-GG7, Class A2
1.00%, 07/10/2038	3,105	3,186
GS Mortgage Securities Corp. II
Series 2004-GG2, Class A4
4.96%, 08/10/2038	4,400	4,452
Series 2007-GG10, Class A1
5.69%, 08/10/2045	1,724	1,765
Interstar Millennium Trust
Series 2003-3G, Class A2
0.75%, 09/27/2035 *	250	236
Series 2004-2G, Class A
0.65%, 03/14/2036 *	473	446
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2002-C2, Class A1
4.33%, 12/12/2034	323	328
Series 2005-LDP5, Class A1
5.04%, 12/15/2044	1,552	1,557
JPMorgan Mortgage Trust
Series 2006-S2, Class 1A17
6.00%, 07/25/2036	3,342	2,920
LB-UBS Commercial Mortgage Trust
Series 2003-C7, Class A3
4.56%, 09/15/2027	4,550	4,624
Series 2005-C7, Class A2
5.10%, 11/15/2030	1,000	1,006
Series 2006-C4, Class AAB
5.86%, 06/15/2032	4,000	4,046
Merrill Lynch Mortgage Trust
Series 2005-MKB2, Class A2
4.81%, 09/12/2042	4,694	4,688
Morgan Stanley Capital I
Series 2005-HQ6, Class A1
4.65%, 08/13/2042	699	702
Morgan Stanley Dean Witter Capital I
Series 2001-IQA, Class B
6.09%, 12/18/2032	2,000	2,039
Salomon Brothers Mortgage Securities VII, Inc.
Series 2000-C2, Class A2
7.46%, 07/18/2033	991	994

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

High Quality Bond Portfolio

SCHEDULE OF INVESTMENTS
(continued) At December 31, 2009
(all amounts in thousands)

	Principal	Value

MORTGAGE-BACKED SECURITIES - 13.4% (continued)
Wachovia Bank Commercial Mortgage Trust
Series 2003-C5, Class A1
2.99%, 06/15/2035	$3,070	$3,074
Wells Fargo Mortgage Backed Securities Trust
Series 2005-9, Class 1A1
4.75%, 10/25/2035	1,913	1,894

Total Mortgage-Backed Securities (cost $64,097)		63,722

ASSET-BACKED SECURITIES - 27.9%
ALG Student Loan Trust I
Series 2006-1A, Class A1
0.25%, 10/28/2018 -144A *	1,293	1,292
American Express Co.
Series 2006-2, Class C
5.65%, 01/15/2014 -144A	2,300	2,356
Bay View Auto Trust
Series 2005-LJ1, Class A4
4.09%, 05/25/2012	1,237	1,241
BMW Vehicle Lease Trust
Series 2009-1, Class A3
2.91%, 03/15/2012	3,000	3,053
BMW Vehicle Owner Trust
Series 2006-A, Class A4
5.07%, 08/15/2011	1,484	1,494
Brazos Higher Education Authority
Series 2005-A, Class A5
4.91%, 12/01/2040 Ə	2,315	2,164
Cabela’s Master Credit Card Trust
Series 2006-3A, Class A1
5.26%, 10/15/2014 -144A	3,000	3,147
Capital One Multi-Asset Execution Trust
Series 2006-10, Class A
5.15%, 06/16/2014	3,000	3,168
Series 2006-A6, Class A6
5.30%, 02/18/2014	3,000	3,148
Series 2009-A2, Class A2
3.20%, 04/15/2014	1,500	1,534
Capital One Prime Auto Receivables Trust
Series 2007-1, Class B
5.76%, 12/15/2013	3,000	3,034
CenterPoint Energy Transition Bond Co. LLC
Series 2009-1, Class A1
1.83%, 02/15/2016	2,880	2,837
Chase Funding Mortgage Loan Asset-Backed Certificates
Series 2003-4, Class 1A6
4.43%, 10/25/2014	2,513	2,298
Chase Issuance Trust
Series 2009-A3, Class A3
2.40%, 06/17/2013	4,500	4,568
Chase Manhattan Auto Owner Trust
Series 2006-B, Class A4
5.11%, 04/15/2014	2,573	2,632
Citibank Credit Card Issuance Trust
Series 2005-A7, Class A7
4.75%, 10/22/2012	1,200	1,236
Series 2006-A4, Class A4
5.45%, 05/10/2013	4,000	4,210
Series 2009-A5, Class A5
2.25%, 12/23/2014	3,000	2,970

	Principal	Value

ASSET-BACKED SECURITIES - 27.9% (continued)
Citibank Omni Master Trust
Series 2009-A8, Class A8
2.33%, 05/16/2016 -144A *	$2,850	$2,884
CNH Equipment Trust
Series 2006-B, Class B
5.36%, 06/17/2013	3,000	3,035
Series 2007-A, Class B
5.09%, 06/16/2014	2,000	2,034
Series 2007-B, Class A3A
5.40%, 10/17/2011	1,073	1,080
Series 2009-B, Class A4
5.17%, 10/15/2014	3,100	3,263
Series 2009-C, Class A4
3.00%, 08/17/2015	3,000	2,976
Community Program Loan Trust
Series 1987-A, Class A4
4.50%, 10/01/2018	1,089	1,092
Discover Card Master Trust
Series 2008-A3, Class A3
5.10%, 10/15/2013	4,000	4,185
Entergy Texas Restoration Funding LLC
Series 2009-A, Class A1
1.00%, 02/01/2016	2,300	2,287
E-Trade RV and Marine Trust
Series 2004-1, Class A3
3.62%, 10/08/2018	723	728
Ford Credit Auto Owner Trust
Series 2006-C, Class D
6.89%, 05/15/2013 -144A	2,000	2,098
Series 2007-A, Class B
5.60%, 10/15/2012	1,000	1,058
Series 2009-E, Class A4
1.00%, 11/15/2014	2,480	2,450
GE Capital Credit Card Master Note Trust
Series 2007-3, Class B
5.49%, 06/15/2013	3,000	3,049
Series 2009-2, Class A
3.69%, 07/15/2015	2,500	2,546
Goal Capital Funding Trust
Series 2006-1, Class A1
0.26%, 08/25/2020 *	592	592
Hertz Vehicle Financing LLC
Series 2005-2A, Class A4
5.01% , 02/25/2011 -144A	667	669
Honda Auto Receivables Owner Trust
Series 2009-2, Class A3
2.79%, 01/16/2012	1,250	1,275
Series 2009-2, Class A4
4.43%, 08/15/2012	2,650	2,791
Huntington Auto Trust
Series 2008-1A, Class A3A
4.81% , 04/16/2012 -144A	5,304	5,435
Hyundai Auto Receivables Trust
Series 2006-B, Class B
5.19%, 05/15/2013	1,838	1,903
Series 2008-A, Class A3
4.93%, 12/17/2012	3,500	3,647

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

High Quality Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts in thousands)

	Principal	Value

ASSET-BACKED SECURITIES - 27.9% (continued)
John Deere Owner Trust
Series 2007-A, Class A4
5.07%, 04/15/2014	$3,793	$3,893
Series 2008, Class A4
4.89%, 03/16/2015	3,600	3,641
Marlin Leasing Receivables LLC
Series 2006-1A, Class A4
5.33%, 09/15/2013 -144A	1,322	1,329
Massachusetts RRB Special Purpose Trust
Series 1999-1, Class A5
7.03%, 03/15/2012	1,009	1,023
Series 2005-1, Class A4
4.40%, 03/15/2015	1,582	1,671
MMAF Equipment Finance LLC
Series 2009-AA, Class A4
3.51%, 01/15/2030 -144A	3,445	3,423
Nissan Auto Lease Trust
Series 2009-B, Class A3
2.07%, 01/15/2015	1,250	1,257
Popular ABS Mortgage Pass-Through Trust
Series 2005-3, Class AF3
4.44%, 07/25/2035	1,315	1,262
Railcar Leasing LLC
Series 1, Class A2
7.13%, 01/15/2013 -144A Ə	2,730	2,845
USAA Auto Owner Trust
Series 2007-2, Class A4
5.07%, 06/15/2013	5,400	5,641
Series 2009-2, Class A4
2.53%, 06/17/2013	1,005	999
Volkswagen Auto Lease Trust
Series 2009-A, Class A3
3.41%, 04/16/2012	3,750	3,844
World Omni Auto Receivables Trust
Series 2006-B, Class A4
5.12%, 06/15/2012	3,228	3,310
Series 2006-BA, Class B
5.26%, 03/17/2014 -144A	2,250	2,102

Total Asset-Backed Securities (cost $133,145)		133,699

CORPORATE DEBT SECURITIES - 27.5%
Air Freight & Logistics - 0.2%
United Parcel Service, Inc.
3.88%, 04/01/2014	950	$987
Beverages - 0.7%
Diageo Finance BV
5.50%, 04/01/2013	3,320	3,576
Capital Markets - 3.9%
Bank of New York Mellon Corp.
4.30%, 05/15/2014	4,855	5,110
Goldman Sachs Group, Inc. - Series B
0.68%, 10/07/2011 *	4,000	3,815
Goldman Sachs Group, Inc.
6.88%, 01/15/2011	2,800	2,969
Morgan Stanley
6.00%, 05/13/2014	6,100	6,559
Chemicals - 0.4%
Praxair, Inc.
3.95%, 06/01/2013	1,855	1,933

	Principal	Value

Commercial Banks - 4.6%
Barclays Bank PLC
2.50%, 01/23/2013	$2,395	$2,392
Citibank NA
1.38%, 08/10/2011	3,875	3,885
Credit Suisse/New York NY
5.50%, 05/01/2014	4,230	4,590
Fifth Third Bank
4.20%, 02/23/2010	3,150	3,163
Wells Fargo & Co.
3.75%, 10/01/2014	5,000	4,985
Westpac Banking Corp.
2.25%, 11/19/2012	2,705	2,699
Consumer Finance - 0.4%
SLM Corp. - Series CPI
4.50%, 07/26/2010	2,000	1,993
Diversified Financial Services - 7.2%
Bank of America Corp.
2.38%, 06/22/2012	2,500	2,547
Bank of America Corp. - Series L
7.38%, 05/15/2014	935	1,061
Caterpillar Financial Services Corp.
5.75%, 02/15/2012	2,875	3,103
Citigroup, Inc.
5.10%, 09/29/2011	3,475	3,593
CME Group, Inc.
5.40%, 08/01/2013	2,275	2,455
General Electric Capital Corp. - Series G
3.00%, 12/09/2011	1,015	1,046
General Electric Capital Corp.
6.00%, 06/15/2012	3,600	3,880
GMAC, Inc.
2.20%, 12/19/2012	4,700	4,729
HSBC Finance Corp.
8.00%, 07/15/2010	2,235	2,316
JPMorgan Chase & Co.
4.65%, 06/01/2014	5,610	5,911
NYSE Euronext
4.80%, 06/28/2013	3,670	3,850
Diversified Telecommunication Services - 1.3%
AT&T, Inc.
4.95%, 01/15/2013	5,925	6,321
Electric Utilities - 0.5%
Public Service Electric & Gas Co.
5.13%, 09/01/2012	2,365	2,537
Food & Staples Retailing - 1.1%
CVS Caremark Corp.
1.76%, 09/10/2010 *	1,525	1,538
5.75%, 08/15/2011	2,950	3,142
Household Products - 0.7%
Clorox Co.
4.20%, 01/15/2010	3,455	3,458
Insurance - 3.1%
Metropolitan Life Global Funding I
2.88%, 09/17/2012 -144A	430	433
5.75%, 07/25/2011 -144A	6,000	6,306
New York Life Global Funding
5.38%, 09/15/2013 -144A	3,745	4,060
Principal Life Income Funding Trusts
5.30%, 12/14/2012	3,740	3,967

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

High Quality Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts except share amounts in thousands)

	Principal	Value

Office Electronics - 0.7%
Xerox Corp.
5.50%, 05/15/2012	$3,005	$3,176
Oil, Gas & Consumable Fuels - 0.7%
Shell International Finance BV
1.30%, 09/22/2011	3,525	3,534
Real Estate Investment Trusts - 0.7%
Boston Properties, LP
6.25%, 01/15/2013	3,190	3,400
Thrifts & Mortgage Finance - 0.7%
U.S. Central Federal Credit Union
1.25%, 10/19/2011	3,155	3,154
Wireless Telecommunication Services - 0.6%
Cellco Partnership/Verizon Wireless Capital LLC
3.75%, 05/20/2011	2,825	2,913

Total Corporate Debt Securities (cost $128,775)		131,086

	Principal	Value

REPURCHASE AGREEMENT - 2.3%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $10,832 on 01/04/2010. Collateralized by US Treasury Bill, 0.19%, due 06/24/10, with a value of $11,050.	10,832	10,832
Total Repurchase Agreement (cost $10,832)

	Shares	Value

SECURITIES LENDING COLLATERAL - 6.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	30,044,000	30,044

Total Securities Lending Collateral (cost $30,044)

Total Investment Securities (cost $504,450) #		507,978
Other Assets and Liabilities - Net		(30,890)

Net Assets		$477,088

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

High Quality Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts in thousands)
NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $29,429.
*	Floating or variable rate note. Rate is listed as of 12/31/2009.
Ə	Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. These securities had a market value of $5,009, or 1.05% of the Fund’s net assets.
▲	Rate shown reflects the yield at 12/31/2009.
#	Aggregate cost for federal income tax purposes is $504,450. Aggregate gross unrealized appreciation (depreciation) for all securities in which there is an excess of value over tax cost were $6,460 and $(2,932), respectively. Net unrealized appreciation for tax purposes is $3,528.
DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2009, these securities aggregated $38,379, or 8.06%, of the Fund’s net assets.

LB	Lehman Brothers
VALUATION SUMMARY:

Investment Securities			Level 1	Level 2	Level 3	Total
Fixed Income - Asset-Backed Security			$–	$128,690	$5,009	$133,699
Fixed Income - Consumer Staples			–	11,714	–	11,714
Fixed Income - Energy			–	3,534	–	3,534
Fixed Income - Financials			–	97,971	–	97,971
Fixed Income - Industrials			–	987	–	987
Fixed Income - Information Technology			–	3,176	–	3,176
Fixed Income - Materials			–	1,933	–	1,933
Fixed Income - Mortgage-Backed Security			–	63,722	–	63,722
Fixed Income - Telecommunication Services			–	9,234	–	9,234
Fixed Income - U.S. Government Agency Obligation			–	94,771	–	94,771
Fixed Income - U.S. Government Obligation			–	43,824	–	43,824
Fixed Income - Utilities			–	2,537	–	2,537
Cash & Cash Equivalent - Repurchase Agreement			–	10,832	–	10,832
Cash & Cash Equivalent - Securities Lending Collateral			30,044	–	–	30,044
Total			$30,044	$472,925	$5,009	507,978

Level 3 Rollforward - Investment Securities

	Beginning					Net Transfers	Ending
	Balance at	Net	Accrued	Total Realized	Change in Unrealized	ln/(Out) of	Balance at
Securities	12/31/2008	Purchases/(Sales)	Discounts/(Premiums)	Gain/(Loss)	Appreciation/(Depreciation)	Level 3	12/31/2009
Fixed Income - Asset-Backed Security	$—	$(4,035)	$—	$43	$(194)	$9,195	$5,009
Total	$—	$(4,035)	$—	$43	$(194)	$9,195	$5,009

The change in unrealized on positions still held at December 31, 2009 is: $(237).
The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Inflation-Protected Securities Portfolio

SCHEDULE OF INVESTMENTS
At December 31, 2009
(all amounts in thousands)

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS - 93.7%
U.S. Treasury Inflation Indexed Bond, TIPS
1.75%, 01/15/2028	$12,805	$12,279
2.00%, 01/15/2026	21,946	22,040
2.38%, 01/15/2025 - 01/15/2027	32,080	33,820
2.50%, 01/15/2029	6,434	6,901
3.38%, 04/15/2032	907	1,122
3.63%, 04/15/2028	8,834	10,920
3.88%, 04/15/2029	20,461	26,329
U.S. Treasury Inflation Indexed Note, TIPS
0.63%, 04/15/2013	859	874
1.38%, 07/15/2018	13,734	13,762
1.63%, 01/15/2015 - 01/15/2018	34,862	36,036
1.88%, 07/15/2013 - 07/15/2019 µ	39,620	41,607
2.00%, 04/15/2012 - 01/15/2016	67,721	71,477
2.13%, 01/15/2019	11,478	12,172
2.38%, 01/15/2017	12,954	13,992
2.50%, 07/15/2016 &	12,101	13,178
2.63%, 07/15/2017	3,129	3,441
3.00%, 07/15/2012	17,289	18,588
3.38%, 01/15/2012	7,146	7,643

Total U.S. Government Obligations (cost $339,144)		346,181

FOREIGN GOVERNMENT OBLIGATION - 0.0%
France Government Bond
3.15%, 07/25/2032 EUR	♦	♦
Total Foreign Government Obligation (cost $0)

MORTGAGE-BACKED SECURITY - 0.2%
GMAC Commercial Mortgage Securities, Inc.
Series 2004-C3, Class A4
4.55%, 12/10/2041	695	695
Total Mortgage-Backed Security (cost $666)

ASSET-BACKED SECURITY - 0.0%
Citigroup Mortgage Loan Trust, Inc.
Series 2007-AMC3, Class A2A
0.34%, 03/25/2037 *	115	98
Total Asset-Backed Security (cost $107)

CORPORATE DEBT SECURITIES - 0.2%
Diversified Financial Services - 0.2%
Bear Stearns Cos. LLC - Series CPI
0.51%, 03/10/2014 *	649	604
International Bank for Reconstruction and
Development - Series CPI
5.99%, 12/10/2013 *	315	311

Total Corporate Debt Securities (cost $907)		915

STRUCTURED NOTE DEBT - 0.2%
Consumer Finance - 0.2%
SLM Corp. - Series CPI
0.83%, 01/31/2014 *	900	703
Total Structured Note Debt (cost $816)

	Notional
	Amount	Value

PURCHASED OPTION - 0.1%
Put Options - 0.1%
Euro
Put Strike $98.75
Expires 09/13/2010	$1,485	$431
Total Purchased Option (cost $254)

	Principal	Value

REPURCHASE AGREEMENT - 4.2%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $15,624 on 01/04/2010. Collateralized by US Treasury Bill, 0.19%, due 06/24/10, with a value of $15,941.	15,624	15,624
Total Repurchase Agreement (cost $15,624)

Total Investment Securities (cost $357,518) #		364,647
Other Assets and Liabilities - Net		5,363

Net Assets		$370,010

	Notional
	Amount	Value

WRITTEN-OPTIONS - (0.1%)
Put Options -(0.1%)
Euro	($1,485)	($245)
Put Strike $98.25
Expires 09/13/2010

Total Written Options (Premiums Received: $146)		(245)

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Inflation-Protected Securities Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts in thousands)

WRITTEN SWAPTIONS:
	Floating Rate	Pays/Receives	Exercise	Expiration		Premiums Paid
Description	Index	Floating Rate	Rate	Date	Notional Amount	(Received)	Value

Call - Interest Rate Swap, European Style	3-month USD LIBOR	Receives	4.26%	08/24/2010	($9,600)	($473)	($301)
Put - Interest Rate Swap, European Style	3-month USD LIBOR	Pays	4.26	08/24/2010	(9,600)	(473)	(355)

						$(946)	($656)

INTEREST RATE SWAP AGREEMENTS - RECEIVABLE:

							Upfront
		Maturity		Currency	Notional	Market	Premiums	Unrealized
Floating Rate Index	Fixed Rate	Date	Counterparty	Code	Amount	Value	Paid(Received)	Appreciation(Depreciation)

3-month USD LIBOR	3.50%	11/18/2019	MYC	—	$3,300	$111	$—	$111
3-month USD-LIBOR	2.43	04/09/2014	GSB	—	7,800	44	—	44
3-month USD-LIBOR	3.89	06/05/2019	GSB	—	12,500	(28)	—	(28)
3-month USD-LIBOR	3.59	12/14/2019	CBK	—	2,400	70	—	70

						$197	$—	$197

INTEREST RATE SWAP AGREEMENTS - PAYABLE:

							Upfront
		Maturity		Currency	Notional	Market	Premiums	Unrealized
Floating Rate Index	Fixed Rate	Date	Counterparty	Code	Amount	Value	Paid(Received)	Appreciation(Depreciation)

3-month USD LIBOR	1.60%	02/04/2011	DUB	—	$20,200	$309	$—	$309
3-month USD-LIBOR	1.41	06/08/2011	DUB	—	55,300	367	—	367

						$676	$—	$676

FUTURES CONTRACTS:
				Net Unrealized
				Appreciation
Description	Contracts	┌	Expiration Date	(Depreciation)

10-Year U.S. Treasury Note	263		03/22/2010	($207)
2-Year U.S. Treasury Note	68		03/31/2010	(72)
30-Year U.S. Treasury Bond	(80)		03/22/2010	368
5-Year U.S. Treasury Note	(17)		03/31/2010	29

				$118

FORWARD FOREIGN CROSS CURRENCY CONTRACTS:
				Unrealized
			Settlement	Appreciation
Bought/Sold	Currency	Amount	Date	(Depreciation)

Buy	Euro	2,495	02/05/2010	($188)
Sell	Japanese Yen	(329,290)	02/05/2010	228
Buy	Japanese Yen	329,714	02/05/2010	(220)
Sell	Euro	(2,495)	02/05/2010	184

				$4

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Inflation-Protected Securities Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts in thousands)
FORWARD FOREIGN CURRENCY CONTRACTS:

			Amount in U.S.	Net Unrealized
		Settlement	Dollars Bought	Appreciation
Currency	Bought (Sold)	Date	(Sold)	(Depreciation)

Euro	206	01/20/2010	$311	($16)

Euro	(1)	01/20/2010	(2)	♦
Euro	(2,272)	01/20/2010	(3,417)	161

				$145

NOTES TO SCHEDULE OF INVESTMENTS:

µ	All or a portion of this security is segregated with the custodian to cover margin requirements for open futures contracts. The value of all securities segregated is $156.
&	Security is segregated as collateral for swap contracts and/or for swaptions. The value of all securities segregated is $632.
♦	Value and/or principal is less than $1.
*	Floating or variable rate note. Rate is listed as of 12/31/2009.
#	Aggregate cost for federal income tax purposes is $360,282. Aggregate gross unrealized appreciation (depreciation) for all securities in which there is an excess of value over tax cost were $5,603 and $(1,238), respectively. Net unrealized appreciation for tax purposes is $4,365.
┌	Contract amounts are not in thousands.
DEFINITIONS:

CBK	Citibank N.A.
DUB	Deutsche Bank AG
EUR	Euro
GSB	Goldman Sachs Bank USA
LIBOR	London Interbank Offered Rates
MYC	Morgan Stanley Capital Services
TIPS	Treasury Inflation Protected Security
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Fixed Income-Asset-Backed Security	$–	$98	$–	$98
Fixed Income-Financials	–	1,618	–	1,618
Fixed Income-Foreign Government Obligation	–	0	–	0
Fixed Income-Mortgage-Backed Security	–	695	–	695
Fixed Income-U.S. Government Obligation	–	346,181	–	346,181
Option-Derivative	–	431	–	431
Cash & Cash Equivalent-Repurchase Agreement	–	15,624	–	15,624
Total	$–	$364,647	$–	$364,647

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Interest Rate Swap-Appreciation	$–	$901	$–	$901
Futures Contracts-Appreciation	–	397	–	397
Forward Foreign Currency Contracts-Appreciation	–	573	–	573
Interest Rate Swap-Depreciation	–	(28)	$–	(28)
Futures Contracts-Depreciation	–	(279)	–	(279)
Forward Foreign Currency Contracts-Depreciation	–	(424)	–	(424)
Written Swaption-Depreciation	–	(656)	–	(656)
Written Option-Depreciation	–	(245)	–	(245)
Total	$–	$239	$–	$239

* Other financial instruments are derivative instruments. Future Contracts, Forward Foreign Currency Contracts and Swap Contracts are valued at unrealized appreciation (depreciation) on the instrument.
The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Core Bond Portfolio

SCHEDULE OF INVESTMENTS
At December 31, 2009
(all amounts in thousands)

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS - 1.1%
U.S. Treasury Bond
4.25%, 05/15/2039	$1,470	$1,379
4.50%, 05/15/2038 - 08/15/2039 &	4,110	4,017
U.S. Treasury Inflation Indexed Bond, TIPS
1.75%, 01/15/2028	1,971	1,890
2.38%, 01/15/2025 - 01/15/2027	1,804	1,899
2.50%, 01/15/2029	1,329	1,426
U.S. Treasury Note
1.13%, 12/15/2012 ^	25	25
1.75%, 08/15/2012	80	81
2.13%, 11/30/2014 ^	3,960	3,866
3.38%, 11/15/2019 e	5,235	5,034

Total U.S. Government Obligations (cost $19,675)		19,617

U.S. GOVERNMENT AGENCY OBLIGATIONS - 53.4%
Fannie Mae
Zero Coupon, 10/09/2019	500	272
2.63%, 11/20/2014	8,760	8,692
2.73%, 08/01/2034 *	34	35
2.99%, 01/01/2035 *	73	74
3.53%, 08/01/2035	217	224
4.50%, 04/01/2039 - 09/01/2039	51,008	50,964
4.63%, 05/01/2013	10,200	10,731
5.00%, 01/01/2023 - 03/01/2036	60,664	62,559
5.25%, 08/01/2012	5,040	5,378
5.50%, 07/01/2014 - 12/01/2038	83,168	87,468
5.84%, 08/01/2037 *	60	64
6.00%, 07/01/2020 - 07/01/2038 &	75,314	80,398
6.50%, 05/01/2037	2,470	2,648
7.00%, 01/01/2015 - 10/01/2016	257	279
Fannie Mae, TBA
4.00%, 01/01/2025 - 01/01/2040	32,000	31,546
4.50%, 01/01/2025 - 01/01/2040	126,500	126,727
5.00%, 01/01/2040	26,800	27,499
5.50%, 01/01/2025 - 01/01/2040	38,300	40,334
6.50%, 01/01/2040	23,500	25,167
Farmer Mac Guaranteed Notes Trust 2006-2
5.50%, 07/15/2011 -144A	45,175	47,702
Farmer Mac Guaranteed Notes Trust 2007-1
5.13%, 04/19/2017 -144A	900	941
Federal Agricultural Mortgage Corp.
3.88%, 08/19/2011	20,230	21,141

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS - 53.4% (continued)
Freddie Mac
1.13%, 12/15/2011	$23,210	$23,138
1.75%, 06/15/2012	5,700	5,725
4.00%, 04/01/2010	1,137	1,146
4.27%, 04/01/2035 *	2,356	2,423
4.41%, 12/01/2034	59	60
4.74%, 09/01/2035 *	7,982	8,335
4.75%, 06/28/2012 е	16,800	18,086
5.00%, 02/01/2022 - 08/01/2039	12,363	12,866
5.38%, 05/15/2019 &	10,865	11,629
5.50%, 06/15/2015 - 11/01/2038	31,490	33,112
5.56%, 01/01/2038 *	2,970	3,144
5.63%, 06/13/2016	9,195	9,270
5.69%, 02/01/2037 *	216	229
5.87%, 04/01/2037 *	1,285	1,367
5.88%, 05/01/2037 *	484	514
5.90%, 05/01/2037 *	588	626
6.00%, 02/01/2013 - 03/01/2038	86,370	91,763
6.08%, 09/01/2037 *	659	702
Freddie Mac, TBA
5.00%, 01/01/2040	1,900	1,948
6.00%, 01/01/2040	1,700	1,803
Ginnie Mae
5.00%, 07/15/2033 - 10/15/2039	5,686	5,873
6.50%, 12/20/2031	65	70
Ginnie Mae, TBA
5.00%, 01/01/2040	41,400	42,571
6.50%, 01/01/2040	15,900	16,904
Resolution Funding Corp. - STRIPS
Zero Coupon, 07/15/2018 -10/15/2018 §	2,400	1,647
Tennessee Valley Authority
5.25%, 09/15/2039	7,500	7,431
5.98%, 04/01/2036	440	468

Total U.S. Government Agency Obligations (cost $924,730)		933,693

FOREIGN GOVERNMENT OBLIGATIONS - 4.4%
Bundesrepublik Deutschland
4.75%, 07/04/2040 EUR	15,405	24,483
Canadian Government Bond
3.75%, 06/01/2019 CAD	16,270	15,728
Eksportfinans ASA
3.00%, 11/17/2014	$6,435	6,337
5.50%, 05/25/2016	5,075	5,468
Israel Government AID Bond
5.50%, 09/18/2023	9,700	10,332
Province of Ontario Canada
1.88%, 11/19/2012	5,115	5,064
4.10%, 06/16/2014	5,715	5,964
Russian Federation
7.50%, 03/31/2030	696	785
State of Qatar
4.00%, 01/20/2015 -144A	2,710	2,717
United Mexican States
5.63%, 01/15/2017	8	8

Total Foreign Government Obligations (cost $77,947)		76,886

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts in thousands)

	Principal	Value

MORTGAGE-BACKED SECURITIES - 19.4%
Adjustable Rate Mortgage Trust
Series 2004-2, Class 7A2
0.65%, 02/25/2035 *	$45	$28
Series 2004-5, Class 7A2
0.99%, 04/25/2035 *	9	8
American Home Mortgage Assets
Series 2006-2, Class 2A1
0.42%, 09/25/2046 *	1,467	708
American Home Mortgage Investment Trust
Series 2005-4, Class 1A1
0.52%, 11/25/2045 *	239	131
Banc of America Alternative Loan Trust
Series 2004-7, Class 4A1
5.00%, 08/25/2019	2,632	2,488
Banc of America Commercial Mortgage, Inc.
Series 2001-1, Class A2
6.50%, 04/15/2036	6,621	6,839
Series 2002-2, Class A3
5.12%, 07/11/2043	16,715	17,302
Series 2002-PB2, Class A4
6.19%, 06/11/2035	11,170	11,699
Series 2005-3, Class A4
4.67%, 07/10/2043	1,214	1,131
Series 2007-3, Class A3
5.84%, 06/10/2049	280	273
Banc of America Funding Corp.
Series 2005-E, Class 4A1
3.08%, 03/20/2035 *	608	486
Banc of America Mortgage Securities, Inc.
Series 2005-A, Class 2A1
4.03%, 02/25/2035 *	389	299
Bear Stearns Adjustable Rate Mortgage Trust
Series 2004-8, Class 14A1
5.45%, 11/25/2034 *	3,527	2,945
Series 2005-1, Class 4A1
5.35%, 03/25/2035	3,718	3,024
Bear Stearns Alt-A Trust
Series 2004-11, Class 2A2
4.82%, 11/25/2034	189	126
Bear Stearns Mortgage Funding Trust
Series 2006-AR1, Class 2A2
0.49%, 08/25/2036 *	811	191
Series 2006-AR5, Class 1A2
0.44%, 12/25/2036 *	1,392	319
Chase Commercial Mortgage Securities Corp.
Series 2000-3, Class A2
7.32%, 10/15/2032	2,960	3,031
Citigroup Commercial Mortgage Trust
Series 2006-C5, Class A4
5.43%, 10/15/2049	1,585	1,472
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2007-CD4, Class A4
5.32%, 12/11/2049	1,038	900

	Principal	Value

MORTGAGE-BACKED SECURITIES - 19.4% (continued)
Countrywide Alternative Loan Trust
Series 2005-36, Class 2A1A
0.54%, 08/25/2035 *	$2,331	$1,030
Series 2005-36, Class 3A1
4.85%, 08/25/2035	259	166
Series 2005-38, Class A3
0.58%, 09/25/2035 *	619	323
Series 2005-44, Class 1A1
0.56%, 10/25/2035 *	139	72
Series 2005-50CB, Class 1A1
5.50%, 11/25/2035	5,472	4,086
Series 2005-51, Class 3A3A
0.55%, 11/20/2035 *	1,995	1,088
Series 2005-59, Class 1A1
0.56%, 11/20/2035 *	302	159
Series 2005-72, Class A1
0.50%, 01/25/2036 *	614	325
Series 2005-J12, Class 2A1
0.50%, 08/25/2035 *	759	382
Series 2006-OA2, Class A5
0.46%, 05/20/2046 *	884	423
Series 2006-OA21, Class A1
0.42%, 03/20/2047 *	5,325	2,855
Series 2006-OA6, Class 1A1A
0.44%, 07/25/2046 *	381	188
Series 2007-5CB, Class 1A31
5.50%, 04/25/2037	4,741	3,226
Countrywide Home Loan Mortgage Pass- Through Trust
Series 2003-60, Class 1A1
3.84%, 02/25/2034 *	298	257
Series 2004-23, Class A
2.48%, 11/25/2034 *	149	87
Series 2005-3, Class 1A2
0.52%, 04/25/2035 *	431	242
Series 2006-OA5, Class 2A1
0.43%, 04/25/2036 *	2,241	1,087
Series 2007-16, Class A1
6.50%, 10/25/2037	6,842	5,549
Countrywide Home Loan Mortgage Pass- Through Trust
Series 2004-R2, Class 1AF1
0.65%, 11/25/2034 -144A *	101	82
Series 2005-R1, Class 1AF1
0.59%, 03/25/2035 -144A *	156	122
Series 2005-R3, Class AF
0.63%, 09/25/2035 -144A *	265	199
Credit Suisse First Boston Mortgage Securities Corp.
Series 2002-CKS4, Class A2
5.18%, 11/15/2036	10,280	10,621
Series 2003-C3, Class A5
3.94%, 05/15/2038	14,005	13,783
Series 2004-AR5, Class 7A2
3.62%, 06/25/2034 *	677	625
Deutsche ALT-A Securities, Inc., Alternate Loan Trust
Series 2006-OA1, Class A1
0.43%, 02/25/2047 *	3,636	1,927
Deutsche Mortgage Securities, Inc.
Series 2005-W, Class 1A3
5.16%, 06/26/2035 -144A *	1,270	874

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts in thousands)

	Principal	Value

MORTGAGE-BACKED SECURITIES - 19.4% (continued)
DLJ Commercial Mortgage Corp.
Series 2000-CKP1, Class A1B
7.18%, 11/10/2033	$3,345	$3,407
First Horizon Alternative Mortgage Securities
Series 2006-FA8, Class 1A8
0.60%, 02/25/2037 *	634	313
First Union National Bank Commercial Mortgage
Series 2001-C2, Class A2
6.66%, 01/12/2043	11,837	12,269
GE Capital Commercial Mortgage Corp.
Series 2002-1A, Class A3
6.27%, 12/10/2035	10,380	10,938
Series 2002-2A, Class A3
5.35%, 08/11/2036	11,875	12,328
GMAC Commercial Mortgage Securities, Inc.
Series 2006-C1, Class A4
5.24%, 11/10/2045	800	776
GMAC Mortgage Corp. Loan Trust
Series 2003-AR2, Class 1A1
3.80%, 12/19/2033 *	45	41
Series 2005-AR1, Class 3A
4.29%, 03/18/2035 *	187	149
Greenpoint Mortgage Funding Trust
Series 2006-AR4, Class A1A
0.33%, 09/25/2046 *	173	166
Series 2007-AR1, Class 1A1A
0.31%, 02/25/2047 *	994	769
Greenwich Capital Commercial Funding Corp.
Series 2004-GG1, Class A4
4.76%, 06/10/2036	3,330	3,344
Series 2005-GG3, Class A3
4.57%, 08/10/2042	11,200	10,968
GS Mortgage Securities Corp. II
Series 2005-GG4, Class A4A
4.75%, 07/10/2039	3,175	3,074
Series 2005-GG4, Class AABA
4.68%, 07/10/2039	200	201
GSMPS Mortgage Loan Trust
Series 2005-RP3, Class 1AF
0.58%, 09/25/2035 -144A *	242	179
GSR Mortgage Loan Trust
Series 2004-9, Class 3A1
3.69%, 08/25/2034	2,129	1,874
Series 2005-AR1, Class 2A1
3.38%, 01/25/2035	2,382	1,980
Series 2005-AR4, Class 6A1
5.25%, 07/25/2035 *	6,706	6,164
Harborview Mortgage Loan Trust
Series 2005-8, Class 1A2A
0.56%, 09/19/2035 *	592	326
Series 2006-10, Class 2A1A
0.41%, 11/19/2036 *	2,076	966
Series 2006-11, Class A1A
0.40%, 12/19/2036 *	7,893	4,149
Impac CMB Trust
Series 2004-6, Class 1A1
1.03%, 10/25/2034 *	89	54
Indymac INDA Mortgage Loan Trust
Series 2006-AR2, Class 4A1
5.86%, 09/25/2036	3,657	2,351
Series 2007-AR7, Class 1A1
6.15%, 09/25/2037 *	1,084	752

	Principal	Value

MORTGAGE-BACKED SECURITIES - 19.4% (continued)
Indymac Index Mortgage Loan Trust
Series 2005-AR14, Class 2A1A
0.53%, 07/25/2035 *	$2,040	$1,133
Series 2005-AR15, Class A2
5.10%, 09/25/2035	91	67
Series 2007-AR15, Class 2A1
5.61%, 08/25/2037 *	1,893	985
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2004-CB8, Class A1A
4.16%, 01/12/2039 -144A	1,715	1,639
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2001-C1, Class A3
5.86%, 10/12/2035	10,490	10,922
Series 2001-CIB2, Class A3
6.43%, 04/15/2035	6,650	6,926
Series 2001-CIBC, Class A3
6.26%, 03/15/2033	8,390	8,631
Series 2007-LD11, Class A3
6.01%, 06/15/2049	1,100	1,060
JPMorgan Mortgage Trust
Series 2004-A1, Class 1A1
4.79%, 02/25/2034 *	746	713
Series 2004-A3, Class 1A1
3.55%, 07/25/2034	154	137
Series 2006-A2, Class 5A1
4.87%, 11/25/2033	326	300
Series 2006-S2, Class 2A2
5.88%, 07/25/2036	1,228	1,052
Series 2006-S3, Class 1A12
6.50%, 08/25/2036	3,746	3,342
Series 2007-S1, Class 1A2
5.50%, 03/25/2022	1,022	857
Series 2007-S1, Class 2A22
5.75%, 03/25/2037	3,269	2,611
Series 2007-S2, Class 1A15
6.75%, 06/25/2037	4,127	3,284
LB-UBS Commercial Mortgage Trust
Series 2000-C3, Class A2
7.95%, 05/15/2025	1,824	1,826
Series 2000-C4, Class A2
7.37%, 08/15/2026	3,829	3,887
Series 2003-C7, Class A3
4.56%, 09/15/2027	7,395	7,516
Series 2004-C8, Class A4
4.51%, 12/15/2029	9,100	9,098
Series 2005-C3, Class A5
4.74%, 07/15/2030	900	871
Series 2005-C3, Class AAB
4.66%, 07/15/2030	100	101
Series 2007-C2, Class A3
5.43%, 02/15/2040	9,658	8,342
Series 2007-C7, Class A2
5.59%, 09/15/2045	11,842	11,994
Master Adjustable Rate Mortgages Trust
Series 2006-OA2, Class 1A1
1.34%, 12/25/2046 *	1,321	398
Master Adjustable Rate Mortgages Trust
Series 2007-R5, Class A1
5.63%, 11/25/2035 -144A	1,051	591

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts in thousands)

	Principal	Value

MORTGAGE-BACKED SECURITIES - 19.4% (continued)
Merrill Lynch Mortgage Investors, Inc.
Series 2004-A1, Class 2A1
4.52%, 02/25/2034	$582	$566
Series 2004-A3, Class 4A3
5.05%, 05/25/2034 *	628	597
Series 2005-A3, Class A1
0.50%, 04/25/2035 *	114	66
Series 2005-A4, Class 2A2
4.46%, 07/25/2035	500	401
Series 2005-A5, Class A3
4.44%, 06/25/2035	400	297
Series 2006-A3, Class 3A1
5.78%, 05/25/2036	7,787	4,514
MLCC Mortgage Investors, Inc.
Series 2003-F, Class A1
0.55%, 10/25/2028 *	117	104
Morgan Stanley Capital I
Series 2005-HQ6, Class A4A
4.99%, 08/13/2042	140	136
Morgan Stanley Mortgage Loan Trust
Series 2004-8AR, Class 4A2
3.86%, 10/25/2034	441	364
Series 2006-3AR, Class 2A3
5.40%, 03/25/2036	965	594
Nomura Asset Acceptance Corp.
Series 2004-R1, Class A1
6.50%, 03/25/2034 -144A	151	145
Series 2004-R2, Class A1
6.50%, 10/25/2034 -144A	201	187
Prime Mortgage Trust
Series 2006-DR1, Class 1A1
5.50%, 05/25/2035 -144A	338	324
Series 2006-DR1, Class 1A2
6.00%, 05/25/2035 -144A	150	145
Series 2006-DR1, Class 2A1
5.50%, 05/25/2035 -144A	970	831
Series 2006-DR1, Class 2A2
6.00%, 05/25/2035 -144A	804	675
RBSGC Mortgage Pass Through Certificates
Series 2007-B, Class 1A4
0.68%, 01/25/2037 *	1,077	530
Residential Accredit Loans, Inc.
Series 2006-QO10, Class A1
0.39%, 01/25/2037 *	901	467
Series 2007-QO1, Class A1
0.38%, 02/25/2047 *	1,093	565
Series 2007-QO4, Class A1A
0.42%, 05/25/2047 *	2,102	1,097
Series 2007-QS1, Class 2A2
0.59%, 01/25/2037 *	1,183	648
Residential Asset Securitization Trust
Series 2005-A14, Class A4
5.50%, 12/25/2035	5,303	4,784
Salomon Brothers Mortgage Securities VII, Inc.
Series 2001-C2, Class A3
6.50%, 10/13/2011	8,204	8,599
Station Place Securitization Trust
Series 2009-1, Class A
1.73%, 12/29/2010 -144A *	8,210	8,169

	Principal	Value

MORTGAGE-BACKED SECURITIES - 19.4% (continued)
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-20, Class 3A1
4.29%, 01/25/2035	$762	$604
Series 2005-15, Class 1A1
5.06%, 07/25/2035	1,157	913
Series 2005-16XS, Class A1
0.57%, 08/25/2035 *	468	332
Series 2005-19XS, Class 1A1
0.55%, 10/25/2035 *	625	376
Series 2007-3, Class 3A1
5.69%, 04/25/2047	4,260	2,729
Structured Asset Mortgage Investments, Inc.
Series 2003-AR4, Class A1
0.58%, 01/19/2034 *	114	69
Series 2006-AR6, Class 1A3
0.42%, 07/25/2046 *	386	193
Structured Asset Securities Corp.
Series 2005-RF3, Class 1A
0.58%, 06/25/2035 -144A *	405	304
Voyager BRSTN Delaware Trust, IO
Series 2009-1, Class UAU7
0.48%, 12/26/2036 -144A *	1,162	319
Wachovia Bank Commercial Mortgage Trust
Series 2007-C33, Class A4
5.90%, 02/15/2051	12,475	10,245
WaMu Commercial Mortgage Securities Trust
Series 2005-C1A, Class A2
5.15%, 05/25/2036 -144A	4,991	5,023
WaMu Mortgage Pass Through Certificates
Series 2005-AR13, Class A1A1
0.52%, 10/25/2045 *	208	149
Series 2005-AR15, Class A1A2
0.51%, 11/25/2045 *	234	137
Series 2005-AR8, Class 2A1A
0.52%, 07/25/2045 *	136	99
Series 2006-AR14, Class 1A3
5.60%, 11/25/2036	1,900	1,299
Series 2006-AR3, Class A1A
1.51%, 05/25/2046 *	2,675	1,324
Series 2006-AR6, Class 2A
1.50%, 08/25/2046 *	1,628	820
Series 2007-HY1, Class 1A1
5.67%, 02/25/2037	5,762	3,667
Series 2007-HY4, Class 4A1
5.51%, 09/25/2036	552	389
Series 2007-OA4, Class 1A
1.31%, 05/25/2047 *	2,654	1,394
Series 2007-OA6, Class 1A1B
1.35%, 07/25/2047 *	2,568	575
Wells Fargo Mortgage Backed Securities Trust
Series 2006-3, Class A9
5.50%, 03/25/2036	3,936	3,607
Series 2006-AR4, Class 2A4
5.77%, 04/25/2036 *	400	336

Total Mortgage-Backed Securities (cost $375,036)		338,707

ASSET-BACKED SECURITIES - 6.7%
Aames Mortgage Investment Trust
Series 2005-3, Class A1
0.38%, 08/25/2035 -144A *	292	281

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts in thousands)

	Principal	Value

ASSET-BACKED SECURITIES - 6.7% (continued)
Accredited Mortgage Loan Trust
Series 2005-3, Class A1
0.47%, 09/25/2035 *	$93	$79
AmeriCredit Automobile Receivables Trust
Series 2008-2, Class A2
4.23%, 08/06/2012 *	5,465	5,565
Amortizing Residential Collateral Trust
Series 2002-BC5, Class M1
1.27%, 07/25/2032 *	441	284
Bank of America Auto Trust
Series 2009-2A, Class A2
1.16%, 02/15/2012 -144A	9,630	9,653
Chase Funding Mortgage Loan Asset-Backed Certificates
Series 2003-4, Class 1A5
5.42%, 05/25/2033	1,150	879
Chase Issuance Trust
Series 2009-A7, Class A7
0.68%, 09/17/2012 *	13,965	13,982
Citigroup Mortgage Loan Trust, Inc.
Series 2007-AMC3, Class A2A
0.34%, 03/25/2037 *	1,719	1,454
Conseco Finance Securitizations Corp.
Series 2002-1, Class A
6.68%, 12/01/2033	1,859	1,838
Series 2002-2, Class A2
6.03%, 03/01/2033	2,135	2,132
Continental Airlines, Inc.
Series 2007-1A, Class A
5.98%, 04/19/2022	300	290
Countrywide Asset-Backed Certificates
Series 2005-4, Class AF3
4.46%, 10/25/2035	42	41
Countrywide Home Equity Loan Trust
Series 2005-G, Class 2A
0.46%, 12/15/2035 *	127	36
Series 2006-RES, Class 4Q1B
0.53%, 12/15/2033 -144A *	398	91
Credit Suisse Mortgage Capital Certificates
Series 2006-CF2, Class A1
0.49%, 05/25/2036 -144A *	220	176
CVS Pass-Through Trust
Series, Class
6.94%, 01/10/2030	749	753
Delta Air Lines, Inc.
Series 2001-1, Class A1
6.62%, 03/18/2011	51	51
Series 2007-1, Class A
6.82%, 08/10/2022	350	334
DT Auto Owner Trust
Series 2007-A, Class A3
5.60%, 03/15/2013 -144A	3,921	3,998
Globaldrive BV
Series 2008-2, Class A
4.00%, 10/20/2016 Ə	3,428	4,957

	Principal	Value

ASSET-BACKED SECURITIES - 6.7% (continued)
Lehman XS Trust
Series 2005-5N, Class 1A1
0.53%, 11/25/2035 *	$162	$102
Series 2005-5N, Class 3A1A
0.53%, 11/25/2035 *	1,003	573
Series 2005-7N, Class 1A1B
0.53%, 12/25/2035 *	132	35
Series 2006-GP4, Class 3A1A
0.30%, 08/25/2046 *	136	122
Series 2007-2N, Class 3A1
0.32%, 02/25/2037 *	577	500
Merrill Lynch Mortgage Investors, Inc.
Series 2007-SD1, Class A1
0.68%, 02/25/2047 *	1,538	657
Mirant Mid Atlantic Pass Through Trust
Series C, Class
10.06%, 12/30/2028	312	329
Nelnet Student Loan Trust
Series 2008-4, Class A4
1.76%, 04/25/2017 *	780	814
Nissan Auto Receivables Owner Trust
Series 2006-B, Class A4
5.22%, 11/15/2011	7,764	7,827
Series 2009-A, Class A2
2.94%, 07/15/2011	8,995	9,077
Popular ABS Mortgage Pass-Through Trust
Series 2006-D, Class A1
0.29%, 11/25/2046 *	1,479	1,430
RAAC Series
Series 2007-RP4, Class A
0.58%, 06/25/2037 -144A *	1,708	826
Renaissance Home Equity Loan Trust
Series 2007-2, Class AF6
5.88%, 06/25/2037	1,500	625
Securitized Asset Backed Receivables LLC Trust
Series 2007-BR3, Class A2B
0.45%, 04/25/2037 *	2,700	926
SLC Student Loan Trust
Series 2008-1, Class A4A
1.90%, 12/15/2032 *	400	419
SLM Student Loan Trust
Series 2005-4, Class A2
0.36%, 04/26/2021 *	4,185	4,151
Series 2006-5, Class A2
0.27%, 07/25/2017 *	46	46
Series 2008-5, Class A2
1.38%, 10/25/2016 *	18,210	18,490
Series 2008-5, Class A3
1.58%, 01/25/2018 *	4,600	4,729
Series 2008-5, Class A4
1.98%, 07/25/2023 *	12,410	12,970
Small Business Administration
Series 2002-P10B, Class 1
5.20%, 08/10/2012	546	571
Series 2004-P10A, Class 1
4.50%, 02/01/2014	867	895
Structured Asset Securities Corp.
Series 2003-AL2, Class A
3.36%, 01/25/2031 -144A	3,268	2,433
Series 2007-TC1, Class A
0.53%, 04/25/2031 -144A *	2,110	1,427

The notes to the financial statements are an integral part of this report

Transamerica Partners Portfolios	Annual Report 2009

Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts in thousands)

	Principal	Value

Total Asset-Backed Securities (cost $122,505)		$116,848

MUNICIPAL GOVERNMENT OBLIGATIONS - 1.6%
Metropolitan Transportation Authority
7.34%, 11/15/2039	$3,135	3,493
New York State Dormitory Authority, Revenue Bond
5.63%, 03/15/2039	2,300	2,185
Port Authority of New York & New Jersey
6.04%, 12/01/2029	1,825	1,825
State of California
5.45%, 04/01/2015	11,550	11,621
State of California — Build America Bonds
7.30%, 10/01/2039	3,055	2,877
Texas State Authority
5.52%, 04/01/2039	5,520	5,389
Virginia Housing Development Authority -Class CTFS
6.00%, 06/25/2034	388	365

Total Municipal Government Obligations (cost $27,856)		27,755

PREFERRED CORPORATE DEBT SECURITIES - 0.9%
Capital Markets - 0.1%
Goldman Sachs Capital II
5.79%, 06/01/2012 Ž	3,270	2,534
Lehman Brothers Holdings, Inc.
5.86%, 11/29/2049 Ž Џ	1,945	1
Commercial Banks - 0.2%
Rabobank Nederland NV
11.00%, 06/30/2019 -144A Ž	280	341
Royal Bank of Scotland Group PLC
7.64%, 09/29/2017 Ž	200	108
Shinsei Finance Cayman, Ltd.
6.42%, 07/20/2016 -144A Ž	610	355
SunTrust Capital VIII
6.10%, 12/15/2036	150	104
Wachovia Capital Trust III
5.80%, 03/15/2011 Ž	460	352
Wells Fargo Capital X
5.95%, 12/15/2036	340	296
Wells Fargo Capital XV
9.75%, 09/26/2013 ■ Ž Ђ	1,300	1,392
Diversified Financial Services - 0.4%
Bank of America Corp. - Series M
8.13%, 05/15/2018 Ž	90	87
Bank of America Corp.
8.00%, 12/29/2049 Ž	610	587
Credit Suisse/Guernsey
5.86%, 05/15/2017 Ž	3,045	2,649
JPMorgan Chase Capital XXV — Series Y
6.80%, 10/01/2037	2,770	2,752
Resona Preferred Global Securities Cayman, Ltd.
7.19%, 07/30/2015 -144A Ž	490	401
ZFS Finance USA Trust I — Series V
6.50%, 05/09/2037 -144A	729	616
Insurance - 0.2%
Lincoln National Corp.
7.00%, 05/17/2066	2,350	1,951

	Principal	Value

Insurance - 0.2% (continued)
Reinsurance Group of America, Inc. - Series A
6.75%, 12/15/2065	$2,150	$1,817

Total Preferred Corporate Debt Securities (cost $20,858)		16,343

CORPORATE DEBT SECURITIES - 30.9%
Aerospace & Defense - 0.1%
Boeing Co.
4.88%, 02/15/2020	410	$411
L-3 Communications Corp.
5.88%, 01/15/2015	470	469
6.38%, 10/15/2015	155	156
Air Freight & Logistics - 0.1%
United Parcel Service, Inc.
6.20%, 01/15/2038	2,495	2,767
Automobiles -0.1%
Daimler Finance North America LLC
5.88%, 03/15/2011	600	626
Motors Liquidation Co.
8.25%, 07/15/2023 ^ Џ	840	223
8.38%, 07/15/2033 ^ Џ	150	41
Beverages - 0.1%
Diageo Capital PLC
7.38%, 01/15/2014	1,290	1,493
PepsiCo, Inc.
7.90%, 11/01/2018	600	736
Biotechnology - 0.0%
FMC Finance III SA
6.88%, 07/15/2017	280	278
Capital Markets - 2.1%
Goldman Sachs Group, Inc.
4.50%, 06/15/2010	380	387
5.25%, 10/15/2013	4,315	4,583
5.45%, 11/01/2012	140	151
7.50%, 02/15/2019	490	571
Lehman Brothers Holdings E-Capital Trust I
3.59%, 08/19/2065 Џ	410	♦
Lehman Brothers Holdings, Inc. - Series I
6.75%, 12/28/2017 Џ	2,975	1
Lehman Brothers Holdings, Inc.
5.25%, 02/06/2012	480	94
Morgan Stanley — Series F
0.50%, 01/09/2012 *	19,360	19,140
0.73%, 10/18/2016 *	200	185
5.63%, 01/09/2012	610	644
Morgan Stanley
4.20%, 11/20/2014	6,085	6,089
5.63%, 09/23/2019	1,865	1,879
6.25%, 08/28/2017	565	590
6.75%, 04/15/2011	425	450
UBS AG
5.75%, 04/25/2018	1,300	1,323
Chemicals - 0.4%
Dow Chemical Co.
5.70%, 05/15/2018	1,020	1,036
Huntsman International LLC
7.38%, 01/01/2015	755	725
7.88%, 11/15/2014	2,815	2,753
Nova Chemicals Corp.
3.65%, 11/15/2013 *	1,400	1,281
6.50%, 01/15/2012	230	231

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts in thousands)

	Principal	Value

Chemicals - 0.4% (continued)
PPG Industries, Inc.
6.65%, 03/15/2018	$400	$435
Westlake Chemical Corp.
6.63%, 01/15/2016	44	42
Commercial Banks - 2.0%
Achmea Hypotheekbank NV
1.00%, 11/03/2014 -144A	5,575	5,564
BAC Capital Trust XIV
5.63%, 12/31/2049 Ž	30	21
Bank of Scotland PLC
5.25%, 02/21/2017 -144A	100	99
Barclays Bank PLC
5.20%, 07/10/2014	530	562
7.43%, 12/15/2017 -144A Ž	2,245	2,043
Citibank NA
1.75%, 12/28/2012	9,650	9,564
Glitnir Banki HF
6.33%, 07/28/2011 -144A § Џ	290	61
6.69%, 06/15/2016 -144A § Џ	800	♦
Kreditanstalt Fuer Wiederaufbau
2.75%, 10/21/2014	8,330	8,236
Landsbanki Islands HF
6.10%, 08/25/2011 -144A § Џ	320	14
Landwirtschaftliche Rentenbank
4.00%, 02/02/2015	1,060	1,101
4.13%, 07/15/2013	530	559
4.38%, 01/15/2013	1,165	1,229
5.25%, 07/02/2012	1,820	1,966
Royal Bank of Scotland Group PLC
2.63%, 05/11/2012 -144A	1,375	1,395
RSHB Capital SA for OJSC Russian
Agricultural Bank
6.30%, 05/15/2017 -144A	170	171
Santander Issuances S.A Unipersonal
5.81%, 06/20/2016 -144A	220	205
Wachovia Corp.
5.25%, 08/01/2014	1,150	1,191
5.50%, 05/01/2013	940	999
Commercial Services & Supplies - 0.3%
Board of Trustees of The Leland Stanford Junior University
4.25%, 05/01/2016	2,190	2,252
Hertz Corp.
8.88%, 01/01/2014	675	690
Tyco International Group SA
6.00%, 11/15/2013	440	482
Waste Management, Inc.
6.38%, 11/15/2012	600	660
Communications Equipment - 0.4%
Cisco Systems, Inc.
4.45%, 01/15/2020	5,900	5,788
Consumer Finance - 0.5%
Aiful Corp.
5.00%, 08/10/2010 -144A	320	275
American Express Co.
6.80%, 09/01/2066	420	376
8.13%, 05/20/2019	510	604
American Express Credit Corp.
5.88%, 05/02/2013	220	236
American General Finance Corp.
6.90%, 12/15/2017	220	153

	Principal		Value

Consumer Finance - 0.5% (continued)
SLM Corp.
0.33%, 04/01/2014 *		$270	$201
4.00%, 01/15/2010		2,370	2,370
5.00%, 04/15/2015		715	656
5.05%, 11/14/2014		120	108
5.38%, 05/15/2014		1,005	927
5.40%, 10/25/2011		3,365	3,362
5.63%, 08/01/2033		105	79
Tyco International Finance SA
6.38%, 10/15/2011		120	129
Containers & Packaging - 0.1%
Ball Corp.
7.13%, 09/01/2016		1,200	1,230
7.38%, 09/01/2019		1,200	1,233
Diversified Consumer Services - 0.0%
Service Corp. International
7.50%, 04/01/2027		55	49
7.63%, 10/01/2018		50	49
Diversified Financial Services - 10.1%
AES Ironwood LLC
8.86%, 11/30/2025		309	306
AES Red Oak LLC - Series B
9.20%, 11/30/2029		235	220
AGFC Capital Trust I
6.00%, 01/15/2067 -144A		100	35
ASIF Global Financing XIX
4.90%, 01/17/2013 -144A		20	18
Bank of America Corp.
6.00%, 09/01/2017		2,130	2,211
Bear Stearns Cos. LLC
4.55%, 06/23/2010		1,000	1,017
7.25%, 02/01/2018		800	918
Belvoir Land LLC — Series A
5.40%, 12/15/2047 -144A		2,875	1,996
BP Capital Markets PLC
3.13%, 03/10/2012		6,755	6,958
Caterpillar Financial Services Corp. - Series F
6.20%, 09/30/2013		860	958
CDP Financial, Inc.
3.00%, 11/25/2014 -144A		8,435	8,231
Citigroup Funding, Inc.
1.88%, 10/22/2012		11,900	11,855
2.13%, 07/12/2012		6,710	6,762
Citigroup, Inc.
5.00%, 09/15/2014		1,260	1,215
6.50%, 08/19/2013		1,160	1,236
6.88%, 03/05/2038		1,030	1,028
FCE Bank
7.88%, 02/15/2011	GBP	2,300	3,696
General Electric Capital Corp.
0.40%, 04/10/2012 *		$4,255	4,162
2.00%, 09/28/2012		7,600	7,610
2.13%, 12/21/2012		16,600	16,616
2.25%, 03/12/2012		7,600	7,710
2.63%, 12/28/2012		10,200	10,388
5.00%, 11/15/2011		10,420	11,006
6.38%, 11/15/2067		4,625	4,012
General Electric Capital Corp. - Series A
6.88%, 01/10/2039		2,130	2,200
GMAC, Inc.
8.00%, 12/31/2018 -144A		256	225

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts in thousands)

	Principal	Value

Diversified Financial Services - 10.1% (continued)
HSBC Finance Corp.
4.63%, 09/15/2010	$960	$984
Icahn Enterprises LP
7.13%, 02/15/2013	4,045	4,126
8.13%, 06/01/2012	300	306
ILFC E-Capital Trust I
5.90%, 12/21/2065 -144A	3,330	1,732
ILFC E-Capital Trust II
6.25%, 12/21/2065 -144A	440	229
Japan Finance Corp.
2.00%, 06/24/2011	4,175	4,218
JPMorgan Chase & Co.
2.20%, 06/15/2012	12,600	12,775
5.13%, 09/15/2014	920	970
5.15%, 10/01/2015	1,100	1,139
6.00%, 10/01/2017	1,945	2,082
6.13%, 06/27/2017	950	1,004
JPMorgan Chase & Co. — Series I
7.90%, 04/30/2018 * ■ Ž	5,655	5,833
JPMorgan Chase Bank NA
6.00%, 07/05/2017	7,750	8,213
Kaupthing Bank Hf
7.13%, 05/19/2016 -144A § Џ	200	♦
Lehman Brothers Holdings, Inc.
6.50%, 07/19/2017 Џ	2,250	1
Merna Reinsurance, Ltd. — Series B
2.00%, 07/07/2010 -144A *	600	591
Merrill Lynch & Co., Inc.
6.88%, 04/25/2018	1,420	1,530
MUFG Capital Finance 1, Ltd.
6.35%, 07/25/2016 Ž	350	319
Private Export Funding Corp. — Series Y
3.55%, 04/15/2013	18,175	19,002
TNK-BP Finance SA
7.50%, 07/18/2016 -144A	170	174
7.50%, 07/18/2016 Reg S	108	111
Diversified Telecommunication Services - 2.6%
AT&T, Inc.
5.50%, 02/01/2018	380	396
6.50%, 09/01/2037	10,025	10,392
6.55%, 02/15/2039	810	853
BellSouth Corp.
4.75%, 11/15/2012	10	11
Deutsche Telekom International Finance BV
5.75%, 03/23/2016	375	398
ERP Operating, LP
5.10%, 09/15/2014	410	441
Frontier Communications Corp.
6.25%, 01/15/2013	457	458
7.13%, 03/15/2019	75	71
Intelsat Jackson Holdings, Ltd.
11.25%, 06/15/2016	40	43
Koninklijke KPN NV
8.00%, 10/01/2010	320	336
8.38%, 10/01/2030	445	558
Qwest Communications International, Inc. - Series B
7.50%, 02/15/2014	705	708
Qwest Communications International, Inc.
7.50%, 02/15/2014	1,375	1,380

	Principal	Value

Diversified Telecommunication Services - 2.6% (continued)
Qwest Corp.
3.50%, 06/15/2013 *	$675	$650
8.88%, 03/15/2012	495	532
Sprint Capital Corp.
8.75%, 03/15/2032	80	75
Telecom Italia Capital SA
5.25%, 10/01/2015	2,115	2,211
7.00%, 06/04/2018	650	715
Telefonica Emisiones SAU
4.95%, 01/15/2015	4,850	5,185
6.42%, 06/20/2016	75	83
Telefonica Europe BV
7.75%, 09/15/2010	850	889
Verizon Communications, Inc.
6.90%, 04/15/2038	990	1,097
8.75%, 11/01/2018	6,700	8,369
8.95%, 03/01/2039	210	284
Verizon Global Funding Corp.
7.38%, 09/01/2012	160	180
Verizon Maryland, Inc. — Series B
5.13%, 06/15/2033	215	170
Verizon New England, Inc.
7.88%, 11/15/2029	2,350	2,572
Verizon New Jersey, Inc.
7.85%, 11/15/2029	970	1,032
Verizon New York, Inc. — Series A
6.88%, 04/01/2012	560	609
Vodafone Group PLC
5.00%, 12/16/2013	1,470	1,556
Windstream Corp.
8.13%, 08/01/2013	1,375	1,427
8.63%, 08/01/2016	1,220	1,241
Electric Utilities - 0.5%
Calpine Construction Finance Co. LP
8.00%, 06/01/2016 -144A	240	247
Duke Energy Corp.
5.63%, 11/30/2012	590	644
Elwood Energy LLC
8.16%, 07/05/2026	245	225
Energy Future Holdings Corp. — Series R
6.55%, 11/15/2034	535	248
Energy Future Holdings Corp. — Series Q
6.50%, 11/15/2024	200	94
Energy Future Holdings Corp. — Series P
5.55%, 11/15/2014	440	312
Exelon Corp.
5.63%, 06/15/2035	370	335
FirstEnergy Corp. — Series B
6.45%, 11/15/2011	29	31
FirstEnergy Corp. — Series C
7.38%, 11/15/2031	515	558
Florida Power & Light Co.
5.63%, 04/01/2034	1,000	1,004
Florida Power Corp.
6.40%, 06/15/2038	1,700	1,857
Homer City Funding LLC
8.73%, 10/01/2026	81	78
Pacific Gas & Electric Co.
5.63%, 11/30/2017	620	662
5.80%, 03/01/2037	140	142
6.05%, 03/01/2034	210	219

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts in thousands)

	Principal	Value

Electric Utilities - 0.5% (continued)
Texas Competitive Electric Holdings Co. LLC - Series B
10.25%, 11/01/2015	$2,487	$2,015
Energy Equipment & Services - 0.2%
Baker Hughes, Inc.
7.50%, 11/15/2018	800	955
Cie Generale de Geophysique-Veritas
7.50%, 05/15/2015	100	99
7.75%, 05/15/2017	105	104
Complete Production Services, Inc.
8.00%, 12/15/2016	195	192
Enterprise Products Operating LLC
4.95%, 06/01/2010	2,600	2,636
Gulfmark Offshore, Inc.
7.75%, 07/15/2014	40	40
Transocean, Inc.
5.25%, 03/15/2013	120	129
Food Products - 0.6%
Kraft Foods, Inc.
6.13%, 02/01/2018	4,375	4,600
6.50%, 08/11/2017	4,792	5,199
Health Care Providers & Services - 0.6%
DaVita, Inc.
6.63%, 03/15/2013	200	201
HCA, Inc.
6.30%, 10/01/2012	3	3
6.75%, 07/15/2013	110	108
9.13%, 11/15/2014	50	53
9.63%, 11/15/2016 Ώ	500	541
Humana, Inc.
7.20%, 06/15/2018	220	225
Roche Holdings, Inc.
2.26%, 02/25/2011 -144A*	1,575	1,608
5.00%, 03/01/2014 -144A	7,050	7,542
6.00%, 03/01/2019 -144A	350	385
WellPoint, Inc.
5.88%, 06/15/2017	50	52
Hotels, Restaurants & Leisure - 0.0%
Boyd Gaming Corp.
6.75%, 04/15/2014 ^	15	14
7.13%, 02/01/2016 ^	40	35
Inn of the Mountain Gods Resort & Casino
12.00%, 11/15/2010 § Џ	60	25
MGM Mirage, Inc.
10.38%, 05/15/2014 -144A	25	27
11.13%, 11/15/2017 -144A	60	66
River Rock Entertainment Authority
9.75%, 11/01/2011	30	28
Station Casinos, Inc.
7.75%, 08/15/2016 § Џ	140	22
Independent Power Producers & Energy Tradeirs-0.1%
AES Corp.
7.75%, 03/01/2014	67	68
Edison Mission Energy
7.00%, 05/15/2017	50	40
7.20%, 05/15/2019	140	106
NRG Energy, Inc.
7.38%, 02/01/2016	730	730
Insurance - 1.6%
American International Group, Inc.
5.85%, 01/16/2018	130	107

	Principal	Value

Insurance - 1.6% (continued)
Chubb Corp.
5.75%, 05/15/2018	$825	$876
6.38%, 03/29/2067	3,800	3,534
MetLife, Inc.
6.40%, 12/15/2036	5,595	4,896
6.75%, 06/01/2016	360	403
Metropolitan Life Global Funding I
2.88%, 09/17/2012 -144A	1,525	1,537
5.13%, 04/10/2013 -144A	6,550	6,939
Progressive Corp.
6.70%, 06/15/2037	3,595	3,181
Teachers Insurance & Annuity Association of America
6.85%, 12/16/2039 -144A	2,525	2,610
Travelers Cos., Inc.
6.25%, 03/15/2037	4,795	4,368
Internet & Catalog Retail - 0.3%
Expedia, Inc.
7.46%, 08/15/2018	5,565	6,073
Life Sciences Tools & Services - 0.0%
Bio-Rad Laboratories, Inc.
6.13%, 12/15/2014	530	530
Machinery - 0.0%
Terex Corp.
7.38%, 01/15/2014	20	20
Media -1.8%
Cengage Learning Acquisitions, Inc.
10.50%, 01/15/2015 -144A	80	77
Comcast Cable Communications Holdings, Inc.
8.38%, 03/15/2013	5,279	6,086
Comcast Cable Communications LLC
6.75%, 01/30/2011	1,800	1,900
8.88%, 05/01/2017	320	383
Comcast Corp.
5.88%, 02/15/2018	210	223
6.50%, 01/15/2015	780	873
6.95%, 08/15/2037	2,935	3,199
7.05%, 03/15/2033	965	1,054
COX Communications, Inc.
7.75%, 11/01/2010	465	487
8.38%, 03/01/2039 -144A	3,525	4,389
DISH DBS Corp.
7.00%, 10/01/2013	115	118
7.75%, 05/31/2015	145	152
Lamar Media Corp. — Series B
6.63%, 08/15/2015	20	19
News America, Inc.
6.20%, 12/15/2034	20	20
6.65%, 11/15/2037	40	42
7.28%, 06/30/2028	260	263
7.63%, 11/30/2028	1,070	1,144
Reed Elsevier Capital, Inc.
8.63%, 01/15/2019	360	438
Sun Media Corp.
7.63%, 02/15/2013	40	36
TCI Communications, Inc.
7.13%, 02/15/2028	1,675	1,740

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts in thousands)

	Principal	Value

Media - 1.8% (continued)
Time Warner Cable, Inc.
5.85%, 05/01/2017	$450	$473
6.20%, 07/01/2013	4,030	4,428
6.75%, 06/15/2039	240	251
8.25%, 04/01/2019	560	667
8.75%, 02/14/2019	160	195
Time Warner Cos., Inc.
7.57%, 02/01/2024	1,910	2,074
Time Warner Entertainment Co., LP
8.38%, 07/15/2033	180	215
Time Warner, Inc.
6.88%, 05/01/2012	510	558
Metals & Mining - 0.3%
Alcoa, Inc.
6.00%, 07/15/2013 ^	730	769
Aleris International, Inc.
9.00%, 12/15/2014 Џ	560	3
ArcelorMittal USA Partnership
9.75%, 04/01/2014	1,999	2,098
Freeport-McMoRan Copper & Gold, Inc.
8.38%, 04/01/2017	320	350
Rio Tinto Finance USA, Ltd.
6.50%, 07/15/2018	870	956
Steel Dynamics, Inc.
6.75%, 04/01/2015	105	104
7.38%, 11/01/2012	55	57
Teck Resources, Ltd.
9.75%, 05/15/2014	25	29
10.25%, 05/15/2016	20	23
10.75%, 05/15/2019	45	54
Vale Overseas, Ltd.
6.88%, 11/21/2036	484	484
Multiline Retail - 0.1%
Macy’s Retail Holdings, Inc.
5.35%, 03/15/2012	725	740
5.75%, 07/15/2014	730	732
Nieman Marcus Group, Inc.
7.13%, 06/01/2028	200	176
Multi-Utilities - 0.2%
CenterPoint Energy, Inc. — Series B
7.25%, 09/01/2010	2,735	2,821
Dominion Resources, Inc. — Series D
8.88%, 01/15/2019	560	698
Dominion Resources, Inc.
4.75%, 12/15/2010	30	31
5.70%, 09/17/2012	580	627
Oil, Gas & Consumable Fuels - 3.1%
Anadarko Finance Co. — Series B
7.50%, 05/01/2031	320	359
Anadarko Petroleum Corp.
6.45%, 09/15/2036	1,250	1,305
Apache Corp.
5.25%, 04/15/2013	240	257
5.63%, 01/15/2017	950	1,013
Arch Western Finance LLC
6.75%, 07/01/2013	2,965	2,943
Canadian Natural Resources, Ltd.
6.25%, 03/15/2038	2,000	2,070
Cenovus Energy, Inc.
6.75%, 11/15/2039 -144A	3,500	3,815

	Principal	Value

Oil, Gas & Consumable Fuels - 3.1% (continued)
Chesapeake Energy Corp.
6.25%, 01/15/2018	$120	$115
6.38%, 06/15/2015	60	59
7.25%, 12/15/2018	100	101
ConocoPhillips
4.60%, 01/15/2015	8,395	8,915
6.50%, 02/01/2039	900	999
ConocoPhillips Holding Co.
6.95%, 04/15/2029	210	238
Consolidated Natural Gas Co. — Series A
5.00%, 03/01/2014	1,425	1,493
El Paso Corp.
7.00%, 06/15/2017	1,220	1,210
7.80%, 08/01/2031	19	18
El Paso Natural Gas Co.
8.38%, 06/15/2032	110	131
8.63%, 01/15/2022	365	426
GAZ Capital SA
6.51%, 03/07/2022 -144A	140	128
Hess Corp.
7.30%, 08/15/2031	420	477
7.88%, 10/01/2029	80	96
8.13%, 02/15/2019	850	1,025
Kerr-McGee Corp.
6.95%, 07/01/2024	200	217
7.88%, 09/15/2031	295	344
Kinder Morgan Energy Partners, LP
5.85%, 09/15/2012	130	140
6.00%, 02/01/2017	260	273
6.75%, 03/15/2011	470	497
6.95%, 01/15/2038	220	234
Kinder Morgan, Inc.
6.50%, 09/01/2012	920	957
Opti Canada, Inc.
7.88%, 12/15/2014	160	131
Peabody Energy Corp. — Series B
6.88%, 03/15/2013	45	46
Pemex Project Funding Master Trust
6.63%, 06/15/2035	1,060	1,009
Petrobras International Finance Co.
5.75%, 01/20/2020	7,340	7,467
5.88%, 03/01/2018	325	328
6.13%, 10/06/2016	371	398
Sandridge Energy, Inc.
9.88%, 05/15/2016 -144A	215	226
Shell International Finance BV
4.00%, 03/21/2014	7,700	8,035
Southern Natural Gas Co.
5.90%, 04/01/2017 -144A	60	62
8.00%, 03/01/2032	5	6
Suburban Propane Partners LP
6.88%, 12/15/2013	65	65
Tennessee Gas Pipeline Co.
7.00%, 10/15/2028	665	709
7.63%, 04/01/2037	20	22
Williams Cos., Inc.
7.75%, 06/15/2031	380	417
7.88%, 09/01/2021	370	424
Williams Cos., Inc. — Series A
7.50%, 01/15/2031	840	906

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts except share amounts in thousands)

	Principal	Value

Oil, Gas & Consumable Fuels - 3.1% (continued)
XTO Energy, Inc.
5.50%, 06/15/2018	$270	$288
5.65%, 04/01/2016	340	372
6.25%, 08/01/2017	10	11
6.75%, 08/01/2037	1,760	2,073
7.50%, 04/15/2012	550	613
Paper & Forest Products - 0.2%
International Paper Co.
7.30%, 11/15/2039	2,750	2,917
Pharmaceuticals - 1.1%
Abbott Laboratories
5.60%, 11/30/2017	200	217
Bristol-Myers Squibb Co.
6.88%, 08/01/2097	600	650
Eli Lilly & Co.
3.55%, 03/06/2012	3,235	3,367
Merck & Co., Inc.
4.00%, 06/30/2015	4,805	5,011
Pfizer, Inc.
5.35%, 03/15/2015	6,710	7,333
Wyeth
5.95%, 04/01/2037	470	490
6.00%, 02/15/2036	1,580	1,650
Real Estate Investment Trusts - 0.1%
istar Financial, Inc.
5.65%, 09/15/2011	1,250	919
Ventas Realty, LP
6.50%, 06/01/2016	30	29
9.00%, 05/01/2012	10	10
Real Estate Management & Development - 0.0%
Forest City Enterprises, Inc.
6.50%, 02/01/2017	30	23
7.63%, 06/01/2015	35	31
Road & Rail - 0.0%
RailAmerica, Inc.
9.25%, 07/01/2017	306	325
Union Pacific Corp.
5.38%, 05/01/2014	180	192
Semiconductors & Semiconductor Equipment - 0.0%
Freescale Semiconductor, Inc.
8.88%, 12/15/2014 ^	220	202
10.13%, 12/15/2016	15	12
Software - 0.2%
First Data Corp.
9.88%, 09/24/2015	750	699
Oracle Corp.
5.75%, 04/15/2018	2,980	3,222
Tobacco - 0.0%
Reynolds American, Inc.
6.75%, 06/15/2017	190	197
7.63%, 06/01/2016	110	120
Wireless Telecommunication Services - 1.0%
America Movil SAB de CV
5.63%, 11/15/2017	220	228
6.38%, 03/01/2035	625	645
Cellco Partnership/Verizon Wireless Capital LLC
3.75%, 05/20/2011	14,580	15,033
Rogers Communications, Inc.
6.75%, 03/15/2015	60	68
6.80%, 08/15/2018	80	90
7.50%, 03/15/2015	890	1,040

	Principal	Value

Wireless Telecommunication Services - 1.0% (continued)
Vodafone Group PLC
5.00%, 09/15/2015	$500	$524

Total Corporate Debt Securities (cost $532,725)		540,070

	Shares	Value

PREFERRED STOCKS - 0.0%
Diversified Financial Services - 0.0%
GMAC, Inc. 7.00% -144A ▲ Ž	341	224
U.S. Government Agency Obligation - 0.0%
Fannie Mae 7.00% ▲ ‡ Ž	1,300	2
Fannie Mae 8.25% ▲ ‡ Ž	31,175	34
Freddie Mac 8.38% ▲ ‡ Ž	43,300	46

Total Preferred Stocks (cost $1,988)		306

	Shares	Value

COMMON STOCKS - 0.0%
Energy Equipment & Services - 0.0%
SemGroup Corp. -Class A ‡	323	8
Media - 0.0%
Charter Communications, Inc. ‡	692	24

Total Common Stocks (cost $31)		32

WARRANT - 0.0%
SemGroup Corp.
Expiration: 11/30/2014	340	•
Exercise Price: $0.00
Total Warrant (cost $0)

	Notional
	Amount	Value

PURCHASED OPTIONS - 0.1%
Put Options -0.1%
10-Year U.S. Treasury Note Future
Put Strike $117.00
Expires 02/19/2010	$493	1,016

Eurodollar
Put Strike $98.75
Expires 09/13/2010	2,468	716
Total Purchased Options (cost $1,535)

		1,732

	Notional
	Amount	Value

PURCHASED SWAPTIONS - 0.3%
Call Options - 0.0%

If exercised the Series receives 1.92%, and pays floating 3 month LIBOR, European Style Expires 09/02/2010	109,300	541

If exercised the Series receives 1.95%, and pays floating 3 month LIBOR, European Style Expires 09/03/2010	109,300	561

If exercised the Series receives 2.25%, and pays floating 3 month LIBOR, European Style Expires 02/25/2010	65,200	6

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts except share amounts in thousands)

	Notional
	Amount	Value

Call Options - 0.0% (continued)
If exercised the Series receives 3.40%, and pays floating 3 month LIBOR, European Style Expires 04/08/2010	$39,500	$106

If exercised the Series receives 3.90%, and pays floating 3 month LIBOR, European Style Expires 11/16/2010	17,400	348

Put Options - 0.3%
If exercised the Series receives floating 3 month LIBOR, and pays 1.92%, European Style Expires 09/02/2010	109,300	307

If exercised the Series receives floating 3 month LIBOR, and pays 1.95%, European Style Expires 09/03/2010	109,300	300

If exercised the Series receives floating 3 month LIBOR, and pays 3.40%, European Style Expires 04/08/2010	39,500	2,406

If exercised the Series receives floating 3 month LIBOR, and pays 3.90%, European Style Expires 11/16/2010	17,400	1,105

Total Purchased Swaptions (cost $7,305)		5,680

	Principal	Value

REPURCHASE AGREEMENT - 7.6%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $132,377 on 01/04/2010. Collateralized by US Treasury Bill, 0.19%, due 06/24/10, with a value of $135,028.	132,377	132,377
Total Repurchase Agreement (cost $132,377)

	Shares	Value

SECURITIES LENDING COLLATERAL - 0.2%
State Street Navigator Securities Lending Trust — Prime Portfolio, 0.24% ▲	54,047,580	4,048

Total Securities Lending Collateral (cost $4,048)

Total Investment Securities (cost $2,248,616) #		2,214,094
Other Assets and Liabilities - Net		(464,563)

Net Assets		$1,749,531

	Notional
	Amount	Value

WRITTEN-OPTIONS - (0.1%)
Put_Options - (0.1%)
Euro	$(2,468)	(407)
Put Strike $98.25
Expires 09/13/2010

	Notional
	Amount	Value

WRITTEN-OPTIONS - (0.1%) (continued)
10-Year U.S. Treasury Note	$(493)	$(709)
Put Strike $11 6.00
Expires 02/19/2010

Total Written Options (Premiums Received: $893)		$(1,116)

	Principal	Value

SECURITIES SOLD SHORT — (14.4%)
Fannie Mae, TBA
5.00%, due 01/01/2024 - 02/01/2039	(78,400)	$(80,428)
6.00%, due 01/01/2039	(74,000)	(78,371)
Freddie Mac, TBA
5.00%, due 01/01/2024	(4,800)	(5,017)
5.50%, due 01/01/2039	(17,900)	(18,750)
6.00%, due 01/01/2024 - 01/01/2039	(65,900)	(69,780)

Total Securities Sold Short (proceeds $253,804)		$(252,346)

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts in thousands)
WRITTEN SWAPTIONS:

	Floating Rate	Pays/Receives	Exercise	Expiration		Premiums Paid
Description	Index	Floating Rate	Rate	Date	Notional Amount	(Received)	Value

Call - Interest Rate Swap, European Style	3-month USD LIBOR	Receives	3.14	04/01/2010	($35,000)	($1,342)	($24)
Call - Interest Rate Swap, European Style	3-month USD LIBOR	Receives	3.58	01/08/2010	(48,100)	(1,421)	(2)
Call - Interest Rate Swap, European Style	3-month USD LIBOR	Receives	3.86	03/22/2010	(24,600)	(850)	(261)
Call - Interest Rate Swap, European Style	3-month USD LIBOR	Receives	4.12	08/27/2010	(12,700)	(608)	(327)
Call - Interest Rate Swap, European Style	3-month USD LIBOR	Receives	4.31	06/03/2010	(25,000)	(1,275)	(797)
Call - Interest Rate Swap, European Style	3-month USD LIBOR	Receives	4.35	06/03/2010	(35,000)	(1,785)	(1,183)
Call - Interest Rate Swap, European Style	3-month USD LIBOR	Receives	4.49	12/05/2011	(19,900)	(1,208)	(823)
Call - Interest Rate Swap, European Style	3-month USD LIBOR	Receives	4.80	06/11/2010	(25,200)	(1,317)	(1,486)
Call - Interest Rate Swap, European Style	3-month USD LIBOR	Receives	4.88	05/04/2010	(35,600)	(1,591)	(2,306)
Call - Interest Rate Swap, European Style	3-month USD LIBOR	Receives	4.89	12/03/2014	(14,600)	(1,085)	(761)
Call - Interest Rate Swap, European Style	3-month USD LIBOR	Receives	5.05	12/08/2014	(12,500)	(918)	(723)
Put - Interest Rate Swap, European Style	3-month USD LIBOR	Pays	3.14	04/01/2010	(35,000)	(1,342)	(2,793)
Put - Interest Rate Swap, European Style	3-month USD LIBOR	Pays	3.86	03/22/2010	(24,600)	(850)	(725)
Put - Interest Rate Swap, European Style	3-month USD LIBOR	Pays	4.08	01/08/2010	(48,100)	(1,421)	(128)
Put - Interest Rate Swap, European Style	3-month USD LIBOR	Pays	4.12	08/27/2010	(12,700)	(608)	(547)
Put - Interest Rate Swap, European Style	3-month USD LIBOR	Pays	4.31	06/03/2010	(25,000)	(1,275)	(593)
Put - Interest Rate Swap, European Style	3-month USD LIBOR	Pays	4.35	06/03/2010	(35,000)	(1,785)	(785)
Put - Interest Rate Swap, European Style	3-month USD LIBOR	Pays	4.49	12/05/2011	(19,900)	(1,208)	(1,429)
Put - Interest Rate Swap, European Style	3-month USD LIBOR	Pays	4.80	06/11/2010	(25,200)	(1,317)	(308)
Put - Interest Rate Swap, European Style	3-month USD LIBOR	Pays	4.88	05/04/2010	(35,600)	(1,591)	(240)
Put - Interest Rate Swap, European Style	3-month USD LIBOR	Pays	4.89	12/03/2014	(14,600)	(1,085)	(1,191)
Put - Interest Rate Swap, European Style	3-month USD LIBOR	Pays	5.05	12/08/2014	(12,500)	(918)	(959)

						$(26,800)	($18,391)

Swap Agreements:
CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - BUY PROTECTION: (1)

				Implied
				Credit
				Spread
				(BPS)at			Upfront
	Fixed Deal	Maturity		12/31/2009	Notional	Market	Premiums	Unrealized
Reference Obligation	Pay Rate	Date	Counterparty	(unaudited) (2)	Amount (3)	Value	Paid(Received)	Appreciation(Depreciation)

Expedia, Inc., 7.46%, 08/15/2018	5.00%	09/20/2013	CBK	71.77	$840	($130)	$—	($130)
Expedia, Inc., 7.46%, 08/15/2018	5.18%	09/20/2013	GSB	71.77	2,200	(356)	—	(356)
Expedia, Inc., 7.46%, 08/15/2018	5.00%	09/20/2013	CBK	71.77	2,525	(392)	—	(392)
First Data Corp., 9.88%, 09/24/2015	5.00%	12/20/2015	GSB	692.30	750	62	186	(124)
Hertz Corp., 8.88%, 01/01/2014	5.00%	03/20/2014	GSB	425.15	675	(20)	188	(208)
Huntsman International LLC, 7.38%, 01/01/2015	5.00%	12/20/2014	GSB	508.36	1,315	3	467	(464)
Huntsman International LLC, 7.38%, 01/01/2015	5.00%	12/20/2014	GSB	508.36	1,500	3	569	(566)
Huntsman International LLC, 7.38%, 01/01/2015	5.00%	03/20/2015	GSB	511.22	755	2	228	(226)
iStar Financial, Inc., 5.95%, 10/15/2013	5.00%	09/20/2011	MYC	2,473.29	625	154	137	17
The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts in thousands)

iStar Financial, Inc., 5.95%, 10/15/2013	5.00%	09/20/2011	MYC	2,473.29	625	154	135	19
Knight, Inc., 6.50%, 09/01/2012	1.00%	09/20/2012	MYC	135.75	920	8	10	(2)
Macy’s Retail Holdings, Inc., 7.45%, 07/15/2017 *	8.00%	06/20/2012	MYC	129.40	725	(119)	—	(119)
Macy’s Retail Holdings, Inc., 7.45%, 07/15/2017	1.00%	09/20/2014	MYC	171.25	730	22	33	(11)
Nova Chemicals Corp., 4.54%, 11/15/2013 *	5.00%	03/20/2012	CBK	214.78	230	(14)	(2)	(12)
Nova Chemicals Corp., 4.54%, 11/15/2013 *	5.00%	12/20/2013	GSB	321.37	1,400	(92)	22	(114)

						($715)	$1,973	($2,688)

*	Floating or variable rate note
INTEREST RATE SWAP AGREEMENTS - RECEIVABLE:

							Upfront
		Maturity		Currency	Notional	Market	Premiums	Unrealized
Floating Rate Index	Fixed Rate	Date	Counterparty	Code	Amount	Value	Paid(Received)	Appreciation(Depreciation)

3-month USD-LIBOR	2.25%	12/19/2012	DUB	—	$19,765	($137)	$—	($137)
3-month USD-LIBOR	2.85%	08/20/2014	DUB	—	7,600	(82)	—	(82)
3-month USD-LIBOR	3.40%	12/04/2019	DUB	—	52,800	2,325	—	2,325
3-month USD-LIBOR	4.35%	07/31/2039	MYC	—	15,000	238	—	238

						$2,344	$—	$2,344

INTEREST RATE SWAP AGREEMENTS - PAYABLE:

							Upfront
		Maturity		Currency	Notional	Market	Premiums	Unrealized
Floating Rate Index	Fixed Rate	Date	Counterparty	Code	Amount	Value	Paid(Received)	Appreciation(Depreciation)

3-month USD LIBOR	1.35%	10/21/2011	UAG	—	$100,000	$357	$—	$357
3-month USD LIBOR	2.63%	12/08/2014	MYC	—	70,300	(935)	—	(935)
3-month USD LIBOR	3.62%	12/08/2019	DUB	—	15,300	(396)	—	(396)
3-month USD-LIBOR	1.54%	01/16/2012	MYC	—	16,000	135	—	135
3-month USD-LIBOR	3.31%	08/11/2014	DUB	—	35,000	1,173	—	1,173
3-month USD-LIBOR	3.50%	09/04/2019	CBK	—	15,800	(377)	—	(377)
3-month USD-LIBOR	3.36%	10/13/2019	GST	—	11,200	(458)	—	(458)
3-month USD-LIBOR	3.50%	12/10/2019	DUB	—	6,800	(248)	—	(248)
3-month USD-LIBOR	3.55%	12/11/2019	MYC	—	7,700	(248)	—	(248)
3-month USD-LIBOR	4.06%	09/29/2039	MYC	—	2,800	(203)	—	(203)

						($1,200)	$—	($1,200)

FUTURES CONTRACTS:

			Net Unrealized
			Appreciation
Description	Contracts ┌	Expiration Date	(Depreciation)

10-Year U.S. Treasury Note	1,925	03/22/2010	($5,087)
2-Year U.S. Treasury Note	(843)	03/31/2010	894
30-Year U.S. Treasury Bond	293	03/22/2010	(774)
5-Year U.S. Treasury Note	(169)	03/31/2010	104

			($4,863)

FORWARD FOREIGN CURRENCY CONTRACTS:

			Amount in U.S.	Net Unrealized
		Settlement	Dollars Bought	Appreciation
Currency	Bought (Sold)	Date	(Sold)	(Depreciation)

Canadian Dollar	(19,559)	01/27/2010	$(18,824)	$123
Euro	(21,228)	01/20/2010	(31,555)	1,124
Pound Sterling	(2,412)	01/27/2010	(4,042)	147

				$1,394

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts in thousands)
NOTES TO SCHEDULE OF INVESTMENTS:

&	All or a portion of this security is segregated as collateral for swap contracts and/or for swaptions. The value of all securities segregated is $37,804.
^	All or a portion of this security is on loan. The value of all securities on loan is $3,964.
е	All or a portion of this security is segregated as initial margin for futures contracts. The value of all securities segregated is $3,226.
*	Floating or variable rate note. Rate listed is as of 12/31/2009.
Ə	Security fair valued as determined in good faith in accordance with procedures established by the Board of Directors. These securities had a market value of $4,957, or 0.28% of the Fund’s net assets.
§	Illiquid. These securities aggregated $1,769, or 0.10%, of the Fund’s net assets.
Ž	The security has a perpetual maturity. The date shown is the next call date.
Џ	In default.
■	Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate listed is as of 12/31/2009.
Ђ	Step bond. Interest rate may increase or decrease as the credit rating changes.
♦	Value and/or principal is less than $1.
┌	Contract amounts are not in thousands.
Ώ	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock.
▲	Rate shown reflects the yield at 12/31/2009.
‡	Non-income producing security.
#	Aggregate cost for federal income tax purposes is $2,249,554. Aggregate gross unrealized appreciation (depreciation) for all securities in which there is an excess of value over tax cost were $46,946 and $(82,406), respectively. Net unrealized depreciation for tax purposes is $35,460.
(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (a) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (b) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk an d represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(3)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of cre dit protection if a credit event occurs as defined under the terms of that particular swap agreement.
DEFINITION:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2009, these securities aggregated $144,706, or 8.27%, of the Fund’s net assets.
CAD	Canadian Dollar
CBK	Citibank N.A.
DUB	Deutsche Bank AG
EUR	Euro
GBP	Pound Sterling
GSB	Goldman Sachs Bank USA
GST	Goldman Sachs Capital Markets
LB	Lehman Brothers
LIBOR	London Interbank Offered Rates
MYC	Morgan Stanley Capital Services
OJSC	Open Joint Stock Company
PIK	Payment-in Kind
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TIPS	Treasury Inflation-Protected Securities
TBA	To Be Announced
UAG	UBS AG
IO	Interest Only
REGS	Regulations S
The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts in thousands)
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$24	$–	$–	$24
Equities - Derivative	–	5,680	–	5,680
Equities - Energy	–	8	–	8
Equities - Financials	225	–	–	225
Equities - U.S. Government Agency Obligation	82	–	–	82
Fixed Income - Asset-Backed Security	–	111,891	4,957	116,848
Fixed Income - Consumer Discretionary	–	40,228	–	40,228
Fixed Income - Consumer Staples	–	12,345	–	12,345
Fixed Income - Energy	–	57,553	–	57,553
Fixed Income - Financials	–	304,276	–	304,276
Fixed Income - Foreign Government Obligation	–	76,886	–	76,886
Fixed Income - Health Care	–	30,244	–	30,244
Fixed Income - Industrials	–	5,482	–	5,482
Fixed Income - Information Technology	–	9,923	–	9,923
Fixed Income - Materials	–	16,810	–	16,810
Fixed Income - Mortgage-Backed Security	–	338,707	–	338,707
Fixed Income - Municipal Government Obligation	–	27,755	–	27,755
Fixed Income - Telecommunication Services	–	65,759	–	65,759
Fixed Income - U.S. Government Agency Obligation	–	933,693	–	933,693
Fixed Income - U.S. Government Obligation	–	19,617	–	19,617
Fixed Income - Utilities	–	13,792	–	13,792
Option - Derivative	–	1,732	–	1,732
Warrants	–	♦	–	♦
Cash & Cash Equivalent - Repurchase Agreement	–	132,377	–	132,377
Cash & Cash Equivalent - Securities Lending Collateral	4,048	–	–	4,048
Total	$4,379	$2,204,758	$4,957	$2,214,094

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Credit Default Swap - Appreciation	$–	$408	$–	$408
Interest Rate Swap - Appreciation	–	4,228	–	4,228
Futures Contracts - Appreciation	–	998	–	998
Forward Foreign Currency Contracts - Appreciation	–	1,394	–	1,394
Credit Default Swap - Depreciation	–	(1,123)	–	(1,123)
Interest Rate Swap - Depreciation	–	(3,084)	–	(3,084)
Futures Contracts - Depreciation	–	(5,861)	–	(5,861)
Written Swaption - Depreciation	–	(18,391)	–	(18,391)
Written Option - Depreciation	–	(1,116)	–	(1,116)
Total	$–	$(22,547)	$–	$(22,547)

Securities Sold Short	Level 1	Level 2	Level 3	Total
Fixed Income - U.S. Government Agency Obligation	$–	$(252,346)	$–	$(252,346)
Total	$–	$(252,346)	$–	$(252,346)

Level 3 Rollforward - Investment Securities

	Beginning					Net Transfers	Ending
	Balance at	Net	Accrued	Total Realized	Change in Unrealized	In/(Out) of	Balance at
Securities	12/31/2008	Purchases/(Sales)	Discounts/(Premiums)	Gain/(Loss)	Appreciation/(Depreciation)	Level 3	12/31/2009
Fixed Income - Asset-Backed Security	$—	$—	$—	$—	$—	$4,957	$4,957
Total	$—	$—	$—	$—	$—	$4,957	$4,957

*	Other financial instruments are derivative instruments. Future Contracts, Forward Foreign Currency Contracts and Swap Contracts are valued at unrealized appreciation (depreciation) on the instrument.
The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS
At December 31, 2009
(all amounts in thousands)

	Principal		Value

ASSET-BACKED SECURITIES - 0.1%
AES Eastern Energy, LP
Series 99-A, Class A
9.00%, 01/02/2017	$403		$404
Continental Airlines, Inc.
Series 2001-1, Class C
7.03%, 06/15/2011	399		379

Total Asset-Backed Securities (cost $790)			783

CORPORATE DEBT SECURITIES - 88.3%
Aerospace & Defense - 0.3%
Bombardier, Inc.
8.00%, 11/15/2014 -144A	1,535		1,595
Hawker Beechcraft Acquisition Co. LLC
8.50%, 04/01/2015	480		338
Airlines - 0.0%
Delta Air Lines, Inc. (Escrow Certificates)
7.90%, 12/15/2049 ‡	500		7
Auto Components - 1.9%
Affinia Group, Inc.
10.75%, 08/15/2016 -144A	450		488
Allison Transmission, Inc.
11.00%, 11/01/2015 -144A	1,820		1,911
11.25%, 11/01/2015 -144A ű	4,583		4,789
American Axle & Manufacturing Holdings, Inc.
9.25%, 01/15/2017 -144A	2,130		2,162
Goodyear Tire & Rubber Co.
10.50%, 05/15/2016	2,225		2,459
Beverages - 0.2%
Cott Beverages, Inc.
8.38%, 11/15/2017 -144A	940		971
Biotechnology - 0.3%
Talecris Biotherapeutics Holdings Corp.
7.75%, 11/15/2016 -144A	1,725		1,751
Building Products - 0.4%
Goodman Global, Inc.
13.50%, 02/15/2016	1,610		1,781
Panolam Industries International, Inc.
10.75%, 10/01/2013 Џ		♦		♦
USG Corp.
9.75%, 08/01/2014 -144A	575		614
Chemicals - 2.7%
Ashland, Inc.
9.13%, 06/01/2017 -144A	1,760		1,932
Dow Chemical Co.
8.55%, 05/15/2019	3,685		4,397
Georgia Gulf Corp.
9.00%, 01/15/2017 -144A	295		298
Ineos Group Holdings PLC
8.50%, 02/15/2016 -144A	2,570		1,728
Nalco Co.
8.25%, 05/15/2017 -144A	1,445		1,535
Nova Chemicals Corp.
8.38%, 11/01/2016 -144A	1,390		1,411

	Principal	Value

Chemicals - 2.7% (continued)
Reichhold Industries, Inc.
9.00%, 08/15/2014 -144A §	$3,900	$3,276
Solutia, Inc.
8.75%, 11/01/2017	1,225	1,276
Terra Capital, Inc.
7.75%, 11/01/2019 -144A	1,335	1,428
Commercial Services & Supplies - 5.9%
ACCO Brands Corp.
7.63%, 08/15/2015	1,890	1,758
10.63%, 03/15/2015 -144A	1,610	1,771
Alion Science and Technology Corp.
10.25%, 02/01/2015	740	562
Casella Waste Systems, Inc.
11.00%, 07/15/2014 -144A	475	514
Ceridian Corp.
11.25%, 11/15/2015	740	706
Hertz Corp.
8.88%, 01/01/2014	1,155	1,181
10.50%, 01/01/2016	415	443
Interface, Inc.
11.38%, 11/01/2013	580	648
Interface, Inc. — Series B
9.50%, 02/01/2014	170	167
KAR Auction Services, Inc.
8.75%, 05/01/2014	1,255	1,294
Laureate Education, Inc.
10.00%, 08/15/2015 -144A	5,980	6,040
10.25%, 08/15/2015 -144A ű	6,998	6,633
11.75%, 08/15/2017 -144A	2,160	2,184
Quintiles Transnational Corp.
9.50%, 12/30/2014 -144A	4,520	4,543
RBS Global, Inc.
9.50%, 08/01/2014 -144A	892	894
11.75%, 08/01/2016	870	861
RSC Equipment Rental, Inc.
10.00%, 07/15/2017 -144A	2,645	2,876
Servicemaster Co.
10.75%, 07/15/2015 -144A	1,275	1,326
Viant Holdings, Inc.
10.13%, 07/15/2017 -144A §	719	715
Waste Services, Inc.
9.50%, 04/15/2014 -144A	1,120	1,170
9.50%, 04/15/2014	1,800	1,881
Construction & Engineering - 0.3%
Esco Corp.
8.63%, 12/15/2013 -144A	1,835	1,826
Construction Materials - 0.1%
Texas Industries, Inc.
7.25%, 07/15/2013	830	815
Containers & Packaging - 0.3%
Intertape Polymer U.S., Inc.
8.50%, 08/01/2014	1,055	903
Solo Cup Co.
10.50%, 11/01/2013 -144A	1,145	1,219
Distributors-0.3%
McJunkin Red Man Corp.
9.50%, 12/15/2016 -144A	1,760	1,720
Diversified Consumer Services - 0.4%
Education Management LLC
8.75%, 06/01/2014	1,375	1,419
10.25%, 06/01/2016	1,095	1,172

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts in thousands)

	Principal	Value

Diversified Financial Services - 5.1%
Buffalo Thunder Development Authority
9.38%, 12/15/2014 -144A Џ	$3,095	$542
CCM Merger, Inc.
8.00%, 08/01/2013 -144A	2,075	1,683
Ceva Group PLC
10.00%, 09/01/2014 -144A	2,050	1,948
11.63%, 10/01/2016 -144A	740	759
Chukchansi Economic Development Authority
4.02%, 11/15/2012 -144A * §	935	655
Ford Motor Credit Co. LLC
7.50%, 08/01/2012	2,490	2,511
7.80%, 06/01/2012	2,255	2,279
8.00%, 12/15/2016	4,745	4,750
8.13%, 01/15/2020	1,050	1,032
12.00%, 05/15/2015	1,150	1,334
Fresenius US Finance II, Inc.
9.00%, 07/15/2015 -144A	1,050	1,155
GMAC, Inc.
7.00%, 02/01/2012	1,300	1,281
8.00%, 11/01/2031	3,390	3,051
LBI Media, Inc.
8.50%, 08/01/2017 -144A	395	328
11.00%, 10/15/2013	570	423
Petroplus Finance, Ltd.
6.75%, 05/01/2014 -144A	255	240
7.00%, 05/01/2017 -144A	4,175	3,757
9.38%, 09/15/2019 -144A	2,250	2,239
Pinnacle Foods Finance LLC
9.25%, 04/01/2015 -144A	1,355	1,375
Universal City Development Partners, Ltd.
8.88%, 11/15/2015 -144A	1,485	1,453
Diversified Telecommunication Services - 8.3%
Avaya, Inc.
9.75%, 11/01/2015 -144A	2,575	2,498
10.88%, 11/01/2015 -144A ű	4,127	3,830
Clearwire Communications LLC
12.00%, 12/01/2015 -144A	2,860	2,903
Intelsat Corp.
9.25%, 06/15/2016	1,825	1,879
Intelsat Jackson Holdings, Ltd.
9.50%, 06/15/2016	6,011	6,432
11.25%, 06/15/2016	6,060	6,560
Muzak LLC
10.00%, 02/15/2009 Ω	550	237
Qwest Communications International, Inc. -
Series B
7.50%, 02/15/2014	1,365	1,370
Qwest Corp.
7.63%, 06/15/2015	470	486
Sprint Capital Corp.
6.88%, 11/15/2028	3,050	2,535
Telesat Canada
11.00%, 11/01/2015	6,880	7,465
12.50%, 11/01/2017	3,375	3,713
Virgin Media Finance PLC
9.13%, 08/15/2016	2,175	2,292
9.50%, 08/15/2016	965	1,036
West Corp.
9.50%, 10/15/2014	4,150	4,212
Wind Acquisition Finance SA
11.75%, 07/15/2017 -144A	2,680	2,928

	Principal	Value

Diversified Telecommunication Services - 8.3% (continued)
Windstream Corp.
7.88%, 11/01/2017 -144A	$3,565	$3,520
Electric Utilities - 0.2%
Calpine Construction Finance Co. LP
8.00%, 06/01/2016 -144A	1,520	1,566
Food Products - 2.6%
ASG Consolidated LLC
11.50%, 11/01/2011	3,865	3,875
Dole Food Co., Inc.
13.88%, 03/15/2014 -144A	1,449	1,742
Smithfield Foods, Inc.
7.00%, 08/01/2011	5,010	4,997
10.00%, 07/15/2014 -144A	1,770	1,920
U.S. Foodservice
10.25%, 06/30/2015 -144A	3,925	3,935
Gas Utilities - 0.2%
Dynegy Holdings, Inc.
7.63%, 10/15/2026	1,550	1,069
8.38%, 05/01/2016	485	461
Health Care Equipment & Supplies - 2.9%
Accellent, Inc.
10.50%, 12/01/2013	2,035	1,959
Biomet, Inc.
10.00%, 10/15/2017	200	217
10.38%, 10/15/2017 ű	1,985	2,154
11.63%, 10/15/2017	6,895	7,618
DJO Finance LLC
10.88%, 11/15/2014	3,465	3,656
Inverness Medical Innovations, Inc.
9.00%, 05/15/2016	2,990	3,065
Health Care Providers & Services - 3.2%
AMR HoldCo, Inc.
10.00%, 02/15/2015	2,852	2,995
Apria Healthcare Group, Inc.
12.38%, 11/01/2014 -144A	280	308
HCA, Inc.
9.25%, 11/15/2016	5,270	5,658
Multiplan, Inc.
10.38%, 04/15/2016 -144A	3,075	2,998
National Mentor Holdings, Inc.
11.25%, 07/01/2014	1,930	1,969
Res-Care, Inc.
7.75%, 10/15/2013	1,590	1,582
Rural/Metro Corp.
12.75%, 03/15/2016 Ђ	345	348
U.S. Oncology, Inc.
9.13%, 08/15/2017	2,905	3,050
10.75%, 08/15/2014	1,775	1,864
Hotels, Restaurants & Leisure - 6.8%
Caesars Entertainment, Inc.
7.88%, 03/15/2010	3,935	3,916
El Pollo Loco, Inc.
11.75%, 11/15/2013	1,265	1,151
Eldorado Casino Shreveport
10.00%, 08/01/2012	126	104
Fontainebleau Las Vegas Holdings LLC
10.25%, 06/15/2015 -144A Џ	5,645	56
Galaxy Entertainment Finance Co., Ltd.
5.46%, 12/15/2010 -144A *	240	240
9.88%, 12/15/2012 -144A	4,310	4,311
Greektown Holdings LLC
10.75%, 12/01 /2013 -144A Џ	1,495	226

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts in thousands)

	Principal	Value

Hotels, Restaurants & Leisure - 6.8% (continued)
Harrah’s Operating Co., Inc.
11.25%, 06/01/2017 -144A	$1,470	$1,538
Harrahs Operating Escrow LLC
11.25%, 06/01/2017 -144A	1,395	1,460
HRP Myrtle Beach Holdings LLC
14.50%, 04/01/2014 -144A ű Џ Ə	1.337	♦
HRP Myrtle Beach Operations LLC
8.58% , 04/01/2012 -144A § Џ Ə *	1,730	♦
12.50%, 04/01/2013 -144A Џ Ə	945	♦
Indianapolis Downs LLC & Capital Corp.
11.00%, 11/01/2012 -144A	1,245	809
Inn of the Mountain Gods Resort & Casino
12.00%, 11/15/2010 § Џ	2,060	852
Majestic Holdco LLC
12.50%, 10/15/2011 -144A § Џ	890	3
MGM Mirage, Inc.
10.38%, 05/15/2014 -144A	1,175	1,275
11.13%, 11/15/2017 -144A	1,215	1,346
Mohegan Tribal Gaming Authority
6.88%, 02/15/2015	2,340	1,521
7.13%, 08/15/2014	2,225	1,516
8.00%, 04/01/2012	2,050	1,745
11.50%, 11/01/2017 -144A	1,385	1,413
MTR Gaming Group, Inc.
12.63%, 07/15/2014 -144A	1,750	1,684
NPC International, Inc.
9.50%, 05/01/2014	2,670	2,643
Peninsula Gaming LLC
8.38%, 08/15/2015 -144A	335	334
10.75%, 08/15/2017 -144A	1,635	1,643
Pinnacle Entertainment, Inc.
7.50%, 06/15/2015	710	653
Pokagon Gaming Authority
10.38%, 06/15/2014 -144A	555	577
Royal Caribbean Cruises, Ltd.
6.88%, 12/01/2013	1,005	987
7.00%, 06/15/2013	1,655	1,651
7.25%, 06/15/2016	970	914
8.75%, 02/02/2011	240	251
San Pasqual Casino
8.00%, 09/15/2013 -144A §	475	444
Seminole Hard Rock Entertainment, Inc.
2.75%, 03/15/2014 -144A *	995	820
Tunica-Biloxi Gaming Authority
9.00%, 11/15/2015 -144A §	2,435	2,195
Waterford Gaming LLC
8.63%, 09/15/2014 -144A §	3,066	1,671
WMG Acquisition Corp.
9.50%, 06/15/2016 -144A	2,935	3,144
Household Durables - 0.3%
Norcraft Cos., LP
10.50%, 12/15/2015 -144A	535	548
Sealy Mattress Co.
8.25%, 06/15/2014	985	985
10.88%, 04/15/2016 -144A	360	401
Household Products - 2.5%
Amscan Holdings, Inc.
8.75%, 05/01/2014	3,590	3,536

	Principal	Value

Household Products - 2.5% (continued)
JohnsonDiversey, Inc.
8.25%, 11/15/2019 -144A	$920	$932
10.50%, 05/15/2020 -144A	2,235	2,246
Yankee Acquisition Corp.
8.50%, 02/15/2015	5,755	5,711
9.75%, 02/15/2017	4,270	4,206
Independent Power Producers & Energy Traders - 1.5%
AES Corp.
8.00%, 10/15/2017	1,500	1,539
8.75%, 05/15/2013 -144A	182	187
Edison Mission Energy
7.00%, 05/15/2017	835	660
7.20%, 05/15/2019	760	576
NRG Energy, Inc.
7.25%, 02/01/2014	555	562
7.38%, 02/01/2016	2,435	2,438
RRI Energy, Inc.
7.63%, 06/15/2014	210	208
7.88%, 06/15/2017	3,235	3,177
Industrial Conglomerates - 0.1%
Koppers, Inc.
7.88%, 12/01/2019 -144A	550	556
Insurance - 0.5%
Alliant Holdings I, Inc.
11.00%, 05/01/2015 -144A	1,120	1,123
Hub International Holdings, Inc.
9.00%, 12/15/2014 -144A	1,340	1,279
USI Holdings Corp.
4.15%, 11/15/2014 -144A *	980	805
Internet & Catalog Retail - 0.8%
Expedia, Inc.
8.50%, 07/01/2016	2,565	2,773
Ticketmaster Entertainment, Inc.
10.75%, 08/01/2016	2,065	2,225
Internet Software & Services - 0.3%
GXS Worldwide, Inc.
9.75%, 06/15/2015 -144A	1,745	1,714
IT Services - 1.2%
SunGard Data Systems, Inc.
10.63%, 05/15/2015	7,160	7,885
Life Sciences Tools & Services - 0.4%
Bio-Rad Laboratories, Inc.
8.00%, 09/15/2016 -144A	2,490	2,627
Machinery - 1.8%
American Railcar Industries, Inc.
7.50%, 03/01/2014	1,000	934
Chart Industries, Inc.
9.13%, 10/15/2015	850	850
Commercial Vehicle Group, Inc.
8.00%, 07/01/2013	710	422
Navistar International Corp.
8.25%, 11/01/2021	4,665	4,782
Stewart & Stevenson LLC
10.00%, 07/15/2014	1,750	1,628
Terex Corp.
10.88%, 06/01/2016	2,630	2,932
Media - 7.8%
Affinion Group, Inc.
10.13%, 10/15/2013	340	349
11.50%, 10/15/2015	1,685	1,765

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts in thousands)

	Principal	Value

Media - 7.8% (continued)
AMC Entertainment, Inc.
8.00%, 03/01/2014	$2,505	$2,392
8.75%, 06/01/2019	200	204
11.00%, 02/01/2016	6,780	7,086
Catalina Marketing Corp.
10.50%, 10/01/2015 -144A ű	1,724	1,819
11.63%, 10/01/2017 -144A §	1,848	1,959
CCO Holdings LLC
8.75%, 11/15/2013	1,195	1,226
Charter Communications Operating, LLC
10.38%, 04/30/2014 -144A	3,535	3,633
Clear Channel Communications, Inc.
4.40%, 05/15/2011	600	536
6.25%, 03/15/2011	2,610	2,444
Clear Channel Worldwide Holdings, Inc.
9.25%, 12/15/2017 -144A	3,125	3,212
Dex Media, Inc. - Series B
9.88%, 08/15/2013 Џ	1,266	399
Interpublic Group of Cos., Inc.
10.00%, 07/15/2017	2,310	2,564
Kabel Deutschland GmbH
10.63%, 07/01/2014	1,520	1,588
Local Insight Regatta Holdings, Inc. -
Series B
11.00%, 12/01/2017	445	287
Marquee Holdings, Inc.
9.51%, 08/15/2014	1,845	1,534
MediMedia USA, Inc.
11.38%, 11/15/2014 -144A §	1,365	1,147
Nielsen Finance LLC
10.00%, 08/01/2014	4,185	4,362
11.50%, 05/01/2016	1,750	1,956
11.63%, 02/01/2014	1,825	2,051
12.50%, 08/01/2016 Ђ	1,365	1,246
Rainbow National Services LLC
10.38%, 09/01/2014 -144A	605	638
Reader’s Digest Association Inc.
9.00%, 02/15/2017 Џ	4,115	46
Sirius XM Radio, Inc.
9.75%, 09/01/2015 -144A	1,135	1,195
XM Satellite Radio, Inc.
11.25%, 06/15/2013 -144A	1,730	1,860
13.00%, 08/01/2013 -144A	2,230	2,422
Metals & Mining - 2.5%
CII Carbon LLC
11.13%, 11/15/2015 -144A	1,630	1,640
FMG Finance Property, Ltd.
10.63%, 09/01/2016 -144A	1,500	1,659
Novelis, Inc.
11.50%, 02/15/2015 -144A	675	723
RathGibson, Inc.
11.25%, 02/15/2014 Џ	2,145	689
Teck Resources, Ltd.
9.75%, 05/15/2014	2,375	2,740
10.25%, 05/15/2016	1,785	2,080
10.75%, 05/15/2019	5,375	6,424
Multiline Retail - 3.2%
General Nutrition Centers, Inc.
5.18%, 03/15/2014 * ű	5,925	5,525
10.75%, 03/15/2015	3,410	3,470

	Principal	Value

Multiline Retail - 3.2% (continued)
Neiman-Marcus Group, Inc.
9.00%, 10/15/2015	$6,342	$6,199
10.38%, 10/15/2015 ű	5,360	5,253
Multi-Utilities - 0.3%
MDC Partners, Inc.
11.00%, 11/01/2016 -144A	1,880	1,955
Oil, Gas & Consumable Fuels - 7.3%
Allis-Chalmers Energy, Inc.
9.00%, 01/15/2014	760	726
Arch Coal, Inc.
8.75%, 08/01/2016 -144A	655	693
Berry Petroleum Co.
10.25%, 06/01/2014	1,695	1,843
Bill Barrett Corp.
9.88%, 07/15/2016	340	362
Clayton Williams Energy, Inc.
7.75%, 08/01/2013	1,195	1,052
Cloud Peak Energy Resources LLC
8.25%, 12/15/2019 -144A	2,735	2,790
Compton Petroleum Finance Corp.
7.63%, 12/01/2013	2,020	1,611
Denbury Resources, Inc.
7.50%, 12/15/2015	1,200	1,197
9.75%, 03/01/2016	3,875	4,136
El Paso Corp.
9.63%, 05/15/2012	1,405	1,450
Expro Finance Luxembourg SCA
8.50%, 12/15/2016 -144A	1,745	1,732
Forbes Energy Services LLC
11.00%, 02/15/2015	3,120	2,902
Holly Corp.
9.88%, 06/15/2017 -144A	2,670	2,810
Murray Energy Corp.
10.25%, 10/15/2015 -144A	3,215	3,198
Opti Canada, Inc.
7.88%, 12/15/2014	1,075	882
8.25%, 12/15/2014	1,635	1,347
Petroleum Development Corp.
12.00%, 02/15/2018	1,170	1,207
Quicksilver Resources, Inc.
7.13%, 04/01/2016	2,715	2,532
11.75%, 01/01/2016	2,415	2,741
Sandridge Energy, Inc.
8.00%, 06/01/2018 -144A	670	658
8.63%, 04/01/2015	3,040	3,040
8.75%, 01/15/2020 -144A	1,145	1,145
SESI LLC
6.88%, 06/01/2014	290	286
Tesoro Corp.
9.75%, 06/01/2019	580	600
United Refining Co.
10.50%, 08/15/2012	5,970	5,626
Paper & Forest Products - 3.4%
Boise Paper Holdings LLC
9.00%, 11/01/2017-144A	1,535	1,591
Domtar Corp.
10.75%, 06/01/2017	1,795	2,109
International Paper Co.
7.95%, 06/15/2018	290	334
9.38%, 05/15/2019	5,730	7,043

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts except share amounts in thousands)

	Principal	Value

Paper & Forest Products - 3.4% (continued)
Newpage Corp.
11.38%, 12/31/2014 -144A	$7,290	$7,363
Verso Paper Holdings LLC — Series B
4.03%, 08/01/2014 *	425	336
11.38%, 08/01/2016	3,160	2,544
Personal Products - 0.3%
Revlon Consumer Products Corp.
9.75%, 11/15/2015 -144A	2,150	2,220
Pharmaceuticals - 0.7%
Elan Corp. PLC
8.75%, 10/15/2016 -144A	2,540	2,426
Elan Finance PLC
8.88%, 12/01/2013	925	920
Valeant Pharmaceuticals International
8.38%, 06/15/2016 -144A	1,230	1,267
Real Estate Management & Development - 0.2%
CB Richard Ellis Services, Inc.
11.63%, 06/15/2017	1,160	1,288
Road & Rail - 0.2%
Greenbrier Cos., Inc.
8.38%, 05/15/2015	1,590	1,314
Semiconductors & Semiconductor Equipment - 1.9%
Advanced Micro Devices, Inc.
8.13%, 12/15/2017 -144A	1,075	1,071
Amkor Technology, Inc.
9.25%, 06/01/2016	7,445	7,910
Avago Technologies Finance Pte
11.88%, 12/01/2015	3,030	3,337
Specialty Retail - 4.0%
Limited Brands, Inc.
8.50%, 06/15/2019 -144A	2,655	2,887
Sally Holdings LLC
10.50%, 11/15/2016	7,490	8,051
Toys “R” Us Property Co. LLC
8.50%, 12/01/2017 -144A	2,025	2,060
Toys “R” Us Property Co., I LLC
10.75%, 07/15/2017 -144A	7,845	8,591
Toys “R” US, Inc.
7.38%, 10/15/2018	215	197
7.63%, 08/01/2011	2,160	2,195
7.88%, 04/15/2013	1,625	1,633
Textiles, Apparel & Luxury Goods - 1.6%
Levi Strauss & Co.
8.88%, 04/01/2016	1,620	1,695
9.75%, 01/15/2015	175	184
Oxford Industries, Inc.
11.38%, 07/15/2015	1,720	1,892
Perry Ellis International, Inc. — Series B
8.88%, 09/15/2013	4,700	4,676
Quiksilver, Inc.
6.88%, 04/15/2015	2,305	1,890
Trading Companies & Distributors - 0.3%
United Rentals North America, Inc.
10.88%, 06/15/2016	1,760	1,914
Transportation Infrastructure - 0.6%
Kansas City Southern de Mexico SA de CV
7.38%, 06/01/2014	805	785
7.63%, 12/01/2013	2,655	2,615
9.38%, 05/01/2012	400	415
Wireless Telecommunication Services - 2.2%
Cricket Communications, Inc.
7.75%, 05/15/2016	1,550	1,546

	Principal	Value

Wireless Telecommunication Services - 2.2% (continued)
Digicel Group, Ltd.
9.13%, 01/15/2015 -144A	$4,522	$4,454
12.00%, 04/01 /2014 -144A	1,030	1,143
NII Capital Corp.
8.88%, 12/15/2019 -144A	2,685	2,615
10.00%, 08/15/2016 -144A	2,380	2,493
SBA Telecommunications, Inc.
8.00%, 08/15/2016 -144A	985	1,029
8.25%, 08/15/2019 -144A	660	700

Total Corporate Debt Securities (cost $555,719)		566,201

	Shares	Value

CONVERTIBLE PREFERRED STOCKS - 0.4%
Oil, Gas & Consumable Fuels - 0.2%
Chesapeake Energy Corp. 4.50% ▲ Ž	19,142	1,584
Chesapeake Energy Corp. 5.00% - 144A ▲ Ž	2,304	198
Wireless Telecommunication Services - 0.2%
Crown Castle International Corp. 6.25% ▲	18,825	1,088

Total Convertible Preferred Stocks (cost $3,004)		2,870

	Shares	Value

COMMON STOCKS - 0.2%
Airlines - 0.0%
Delta Air Lines, Inc. ‡	12,233	139
Construction Materials - 0.2%
Panolam Holdings Co. ‡ Ə	1,803	991
Energy Equipment & Services - 0.0%
SemGroup Corp. -Class A ‡	7,723	185
Hotels, Restaurants & Leisure - 0.0%
HRP Corp. -Class B ‡ Ə	970	♦
Shreveport Gaming Holdings, Inc. Ə	889	16
Independent Power Producers & Energy Traders - 0.0%
Mirant Corp. (Escrow Certificates) § ‡ Ə	1,770,000	♦
Media - 0.0%
Adelphia Communications Corp.
(Escrow Certificates) ‡	2,765,000	97
Real Estate Management & Development - 0.0%
Ashton Woods USA LLC -Class B § ‡	10,080	♦

Total Common Stocks (cost $3,789)		1,428

	Shares	Value

INVESTMENT COMPANY - 0.0%
Diversified Financial Services - 0.0%
Adelphia Recovery Trust ‡	2,697,805	94
Total Investment Company (cost $2,666)

	Shares	Value

PREFERRED STOCK - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Fontainebleau Resorts
12.50%, 06/30/2012 -144A § Ə ű	3,826,550	♦
Total Preferred Stock (cost $3,759)

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts except share amounts in thousands)

	Shares	Value

WARRANT - 0.0%
SemGroup Corp.
Expiration: 11/30/2014
Exercise Price: $0.00	8,130	$♦
Total Warrant (cost $0)

	Principal	Value

LOAN ASSIGNMENTS - 6.5%
Aerospace & Defense - 1.0%
Hawker Beechcraft Acquisition Co. LLC, LC Facility Loan
2.23%, 03/26/2014 *	$328	247
Hawker Beechcraft Acquisition Co. LLC, Term Loan
2.23%, 03/26/2014 *	5,549	4,176
2.25%, 03/26/2014 *	1,540	1,463
Automobiles - 0.7%
Ford Motor Co., Term Loan
3.24%, 12/16/2013 *	4,456	4,140
Building Products - 0.3%
Panolam Industries International, Inc., 2nd Lien Term Loan
12.00%, 06/30/2014 *	810	708
Panolam Industries International, Inc., Term Loan
8.25%, 12/31/2013 *	1,236	1,116
Commercial Services & Supplies - 0.4%
Neff Rental, Inc., 2nd Lien Term Loan
3.78%, 11/20/2014 *	750	139
Viant Holdings, Inc., Term Loan B
2.51%, 06/25/2014 *	2,394	2,371
Diversified Financial Services - 0.3%
Ceva Sante Animale, Letter of Credit
3.10%, 11/04/2013 *	255	215
Ceva Sante Animale, Term Loan
3.24%, 11/04/2013 *	761	640
Veyance Technologies, Inc., 2nd Lien Term Loan
5.98%, 07/31/2015 *	1,440	866
Diversified Telecommunication Services - 1.0%
Travelport LLC, Dollar Term Loan
2.78%, 08/23/2013 *	3,690	3,526
Travelport LLC, Letter of Credit
2.75%, 08/23/2013 *	660	631
Travelport LLC, Term Loan C
10.50%, 08/23/2013 *	2,344	2,360
Electric Utilities - 0.6%
Texas Competitive Electric Holdings Co. LLC, Term Loan B2
3.73%, 10/10/2014 *	5,048	4,123
Food Products - 0.1%
Dole Foods Co., Inc.
0.28%, 04/12/2013 *	66	67
Dole Foods Co., Inc., Tranche B, Term Loan
8.00%, 04/12/2013 *	115	117
Dole Foods Co., Inc., Tranche C, Term Loan
8.00%, 04/12/2013 *	375	379
Hotels, Restaurants & Leisure - 0.6%
BLB Worldwide Holdings, 2nd Lien Term Loan
6.50%, 07/18/2012 * Ώ	2,010	136
Cannery Casino Resorts LLC, 2nd Lien Term Loan
4.48%, 05/16/2014 *	860	627

	Principal	Value

Hotels, Restaurants & Leisure - 0.6% (continued)
Great Lakes Entertainment LLC, Term Loan
9.00%, 08/15/2012 Ə *	$1,471	$1,420
Hit Entertainment, Inc., 2nd Lien Term Loan
5.78%, 02/05/2013 *	3,260	1,792
Household Products - 0.1%
Amscan Holdings, Inc., Term Loan
2.50%, 05/25/2013 *	858	777
Insurance - 0.2%
Hub International Ltd., Term Loan
6.75%, 06/12/2014	1,610	1,597
Media - 0.1%
Nielsen Finance LLC, Class A, Term Loan
2.23%, 08/09/2013 *	918	861
Metals & Mining - 0.2%
Rathgibson, Inc.
10.70%, 02/10/2010 Ə *	1,403	1,403
Pharmaceuticals - 0.4%
Rite Aid Corp., Tranche 4, Term Loan
9.50%, 06/10/2015 *	2,580	2,679
Semiconductors & Semiconductor Equipment - 0.3%
Freescale Semiconductor, Inc., Term Loan B
1.99%, 11/29/2013 *	2,153	1,894
Specialty Retail - 0.2%
Rental Service Corp., 2nd Lien Term Loan
3.79%, 11/30/2013 *	1,269	1,188

Total Loan Assignments (cost $40,302)		$41,658

	Principal	Value

CONVERTIBLE BONDS - 1.4%
Automobiles - 0.8%
Ford Motor Co.
4.25%, 11/15/2016	4,030	5,053
Diversified Telecommunication Services - 0.1%
Virgin Media, Inc.
6.50%, 11/15/2016 -144A	510	604
Health Care Providers & Services - 0.3%
LifePoint Hospitals, Inc.
3.25%, 08/15/2025	1,750	1,612
Semiconductors & Semiconductor Equipment - 0.2%
Advanced Micro Devices, Inc.
6.00%, 05/01/2015	1,680	1,512

Total Convertible Bonds (cost $6,789)		8,781

	Principal	Value

REPURCHASE AGREEMENT - 1.0%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $6,573 on 01/04/2010. Collateralized by US Treasury Bill, 0.19%, due 06/24/10, with a value of $6,709.	6,573	6,573
Total Repurchase Agreement (cost $6,573)

Total Investment Securities (cost $623,391) #		628,388
Other Assets and Liabilities — Net		13,529

Net Assets		$641,917

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts in thousands)
NOTES TO SCHEDULE OF INVESTMENTS:

§	Illiquid. These securities aggregated $12,917, or 2.01%, of the Fund’s net assets.
Ə	Security fair valued as determined in good faith in accordance with procedures established by the Board of Directors. These securities had a market value of $3,830, or 0.60% of the Fund’s net assets.
ű	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock.
♦	Value and/or principal is less than $1.
‡	Non-income producing security.
Џ	In default.
*	Floating or variable rate note. Rate is listed as of 12/31/2009.
Ω	Security was in bankruptcy reorganization at the time of maturity. Recovery will be determined at the conclusion of the bankruptcy.
Ђ	Step bond. Interest rate may increase or decrease as the credit rating changes.
▲	Rate shown reflects the yield at 12/31/2009.
Ž	The security has a perpetual maturity. The date shown is the next call date.
#	Aggregate cost for federal income tax purposes is $624,632. Aggregate gross unrealized appreciation (depreciation) for all securities in which there is an excess of value over tax cost were $51,042 and $(47,286), respectively. Net unrealized appreciation for tax purposes is $3,756.
DEFINITION:
144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2009, these securities aggregated $220,809, or 34.14%, of the Fund’s net assets.
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$—	$97	$16	$113
Equities - Energy	1,782	185	–	1,967
Equities - Financials	–	–	–	–
Equities - Industrials	139	–	–	139
Equities - Materials	–	–	991	991
Equities - Telecommunication Services	1,088	–	–	1,088
Equities - Utilities	–	–	♦	♦
Fixed Income - Asset-Backed Security	–	783	–	783
Fixed Income - Consumer Discretionary	–	168,886	1,420	170,306
Fixed Income - Consumer Staples	–	49,552	–	49,552
Fixed Income - Energy	–	48,096	–	48,096
Fixed Income - Financials	–	40,608	–	40,608
Fixed Income - Health Care	–	52,723	–	52,723
Fixed Income - Industrials	–	63,699	–	63,699
Fixed Income - Information Technology	–	25,323	–	25,323
Fixed Income - Materials	–	56,274	1,403	57,677
Fixed Income - Telecommunication Services	–	91,664	–	91,664
Fixed Income - Utilities	–	16,992	–	16,992
Investment Company - Financials	–	94	–	94
Warrants	–	♦	–	♦
Cash & Cash Equivalent - Repurchase Agreement	–	6,573	–	6,573
Total	$3,009	$621,549	$3,830	$628,388

Level 3 Rollforward - Investment Securities

	Beginning					Net Transfers	Ending
	Balance at	Net	Accrued	Total Realized	Change in Unrealized	In/(Out) of	Balance at
Securities	12/31/2008	Purchases/(Sales)	Discounts/(Premiums)	Gain/(Loss)	Appreciation/(Depreciation)	Level 3	12/31/2009
Investment Company -Financials	$47	$—	$—	$—	$—	$(47)	$—
Fixed Income - Consumer Discretionary	$4,019	$(901)	$—	$35	$(62)	$(1,671)	$1,420
Fixed Income -Materials	$—	$—	$—	$—	$—	$1,403	$1,403
Equities - Consumer Discretionary	$14	$—	$—	$—	$2	$—	$16
Equities - Utilities	$701	$342	$(2)	$—	$(1,041)	$—	$♦
Equities -Materials	$—	$3,080	$—	$—	$(2,089)	$—	$991
Total	$4,781	$2,521	$(2)	$35	$(3,190)	$(315)	$3,830

The change in unrealized on positions still held at December 31, 2009 is: $(2,997).
The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Balanced Portfolio

SCHEDULE OF INVESTMENTS
At December 31, 2009
(all amounts in thousands)

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS - 3.4%
U.S. Treasury Bond
3.50%, 02/15/2039	$275	$225
4.25%, 05/15/2039	780	732
4.38%, 11/15/2039	400	383
4.50%, 08/15/2039	1,530	1,495
U.S. Treasury Inflation Indexed Bond, TIPS
1.75%, 01/15/2028	103	99
2.50%, 01/15/2029	222	238
U.S. Treasury Note
2.38%, 09/30/2014	250	248
3.13%, 12/31/2016	410	407
3.38%, 11/15/2019 ^	880	846

Total U.S. Government Obligations (cost $4,816)		4,673

U.S. GOVERNMENT AGENCY OBLIGATIONS - 12.5%
Fannie Mae
Zero Coupon, 10/09/2019	110	60
5.00%, 05/25/2018- 02/01/2036	1,818	1,902
5.50%, 07/01/2019- 04/01/2036	1,888	1,978
6.00%, 03/25/2029- 08/01/2034	411	439
6.02%, 11/25/2010	600	625
6.50%, 07/01/2031- 10/01/2031	15	17
7.00%, 01/01/2016- 12/01/2016	67	73
7.50%, 09/01/2030- 06/01/2031	20	23
Fannie Mae, TBA
4.50%, 01/01/2040	600	599
5.00%, 01/01/2040	4,100	4,206
5.50%, 01/01/2025- 01/01/2040	1,100	1,161
6.00%, 01/01/2025	200	213
Farmer Mac Guaranteed Notes Trust 2007-1
5.13%, 04/19/2017 -144A	350	366
Freddie Mac
1.50%, 01/16/2013	80	79
5.50%, 11/01/2035	65	69
Freddie Mac, TBA
5.00%, 01/01/2025- 01/01/2040	1,900	1,966
Ginnie Mae
1.38%, 11/20/2059 *	480	483
5.00%, 06/15/2033- 06/15/2035	926	957
7.00%, 01/15/2028	2	3
Ginnie Mae, TBA
5.00%, 01/01/2040	200	206
5.50%, 01/01/2040	1,300	1,363
Resolution Funding Corp. - STRIPS
Zero Coupon, 07/15/2018 - 10/15/2018 §	500	343
Tennessee Valley Authority
5.25%, 09/15/2039	60	59

Total U.S. Government Agency Obligations (cost $17,008)		17,190

MORTGAGE-BACKED SECURITIES - 6.5%
Adjustable Rate Mortgage Trust
Series 2004-2, Class 7A2
0.65%, 02/25/2035 *	112	69
Series 2004-5, Class 7A2
0.99%, 04/25/2035 *	23	21
Banc of America Commercial Mortgage, Inc.
Series 2005-5, Class A4
5.12%, 10/10/2045	250	245

	Principal	Value

MORTGAGE-BACKED SECURITIES - 6.5% (continued)
Bear Stearns Mortgage Funding Trust
Series 2006-AR5, Class 1A2
0.44%, 12/25/2036 *	$1,238	$283
Countrywide Alternative Loan Trust
Series 2005-56, Class 4A1
0.54%, 11/25/2035 *	693	358
Countrywide Home Loan Mortgage Pass-
Through Trust
Series 2005-R3, Class AF
0.63%, 09/25/2035 -144A *	619	464
GE Capital Commercial Mortgage Corp.
Series 2007-C1, Class A4
5.54%, 12/10/2049	720	584
GMAC Mortgage Corp. Loan Trust
Series 2005-AR1, Class 3A
4.29%, 03/18/2035 *	562	446
GS Mortgage Securities Corp. II
Series 2001-1285, Class C
6.71%, 08/15/2018 -144A	160	165
Impac CMB Trust
Series 2004-6, Class 1A1
1.03%, 10/25/2034 *	208	127
Indymac INDA Mortgage Loan Trust
Series 2007-AR7, Class 1A1
6.15%, 09/25/2037 *	473	328
Indymac Index Mortgage Loan Trust
Series 2005-AR15, Class A2
5.10%, 09/25/2035	176	129
Series 2007-AR15, Class 2A1
5.61%, 08/25/2037 *	560	291
JPMorgan Mortgage Trust
Series 2004-A3, Class 1A1
3.55%, 07/25/2034	386	343
Merrill Lynch Mortgage Investors, Inc.
Series 2004-A3, Class 4A3
5.05%, 05/25/2034 *	251	239
Series 2005-A4, Class 2A2
4.46%, 07/25/2035	1,098	883
Series 2005-A5, Class A3
4.44%, 06/25/2035	1,300	967
Merrill Lynch Mortgage Trust
Series 2006-C1, Class A4
5.66%, 05/12/2039	500	489
MLCC Mortgage Investors, Inc.
Series 2003-F, Class A1
0.55%, 10/25/2028 *	159	142
Morgan Stanley Capital I
Series 2005-HQ6, Class A4A
4.99%, 08/13/2042	190	184
Morgan Stanley Mortgage Loan Trust
Series 2004-6AR, Class 1A
0.68%, 07/25/2034 *	153	107
Prime Mortgage Trust
Series 2006-DR1, Class 1A1
5.50%, 05/25/2035 -144A	564	540
Series 2006-DR1, Class 1A2
6.00%, 05/25/2035 -144A	250	241
Structured Asset Mortgage Investments, Inc.
Series 2003-AR4, Class A1
0.58%, 01/19/2034 *	270	163

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts in thousands)

	Principal	Value

MORTGAGE-BACKED SECURITIES - 6.5% (continued)
WaMu Mortgage Pass Through Certificates
Series 2005-AR13, Class A1A1
0.52%, 10/25/2045 *	$430	$308
Series 2005-AR13, Class A1B3
0.59%, 10/25/2045 *	461	257
Series 2005-AR15, Class A1A2
0.51%, 11/25/2045 *	546	320
Series 2007-HY4, Class 4A1
5.51%, 09/25/2036	414	292

Total Mortgage-Backed Securities (cost $12,476)		8,985

ASSET-BACKED SECURITIES - 2.8%
Accredited Mortgage Loan Trust
Series 2005-3, Class A1
0.47%, 09/25/2035 *	231	198
Bear Stearns Asset Backed Securities Trust
Series 2007-SD1, Class 1A3A
6.50%, 10/25/2036	2,611	1,348
Continental Airlines, Inc.
Series 2007-1A, Class A
5.98%, 04/19/2022	400	386
Countrywide Asset-Backed Certificates
Series 2005-4, Class AF3
4.46%, 10/25/2035	127	122
Countrywide Home Equity Loan Trust
Series 2005-G, Class 2A
0.46%, 12/15/2035 *	297	84
CVS Pass-Through Trust
6.94%, 01/10/2030	250	251
Delta Air Lines, Inc.
Series 2000-1, Class A-2
7.57%, 05/18/2012	300	304
Series 2007-1, Class A
6.82%, 08/10/2022	88	84
GSAMP Trust
Series 2006-SD2, Class A1
0.34%, 05/25/2046 -144A *	310	287
Hertz Corp.
Series 2009-2A, Class A2
5.29%, 03/25/2016 -144A	120	120
Lehman XS Trust
Series 2005-5N, Class 1A1
0.53%, 11/25/2035 *	378	238
Series 2005-7N, Class 1A1B
0.53%, 12/25/2035 *	289	77
Series 2006-GP4, Class 3A1A
0.30%, 08/25/2046 *	205	184
Nelnet Student Loan Trust
Series 2008-4, Class A4
1.76%, 04/25/2017 *	170	177
United Airlines, Inc.
9.75%, 01/15/2017	50	51

Total Asset-Backed Securities (cost $5,776)		3,911

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.6%
State of California - Build America Bonds
7.30%, 10/01/2039	60	57

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.6% (continued)
Virginia Housing Development Authority - Series 2006-C - Class CTFS
6.00%, 06/25/2034	$831	$781

Total Municipal Government Obligations (cost $878)		838

PREFERRED CORPORATE DEBT SECURITIES - 1.0%
Capital Markets - 0.0%
Goldman Sachs Capital II
5.79%, 06/01/2012 Ž	20	16
Lehman Brothers Holdings, Inc.
5.86%, 11/29/2049 Ž Џ	200	♦
Commercial Banks - 0.6%
Rabobank Nederland NV
11.00%, 06/30/2019 -144A Ž	75	91
Royal Bank of Scotland Group PLC
7.64%, 09/29/2017 Ž	100	54
Shinsei Finance Cayman, Ltd.
6.42%, 07/20/2016 -144A Ž	300	175
Wachovia Capital Trust III
5.80%, 03/15/2011 Ž	170	130
Wells Fargo Capital X
5.95%, 12/15/2036	130	113
Wells Fargo Capital XV
9.75%, 09/26/2013 ■ Ž Ђ	270	289
Diversified Financial Services - 0.4%
Bank of America Corp.
8.00%, 12/29/2049 Ž	190	183
Series M,
8.13%, 05/15/2018 Ž	40	39
Credit Suisse/Guernsey
5.86%, 05/15/2017 Ž	90	78
Resona Preferred Global Securities Cayman, Ltd.
7.19%, 07/30/2015 -144A Ž	235	192

Total Preferred Corporate Debt Securities (cost $1,807)		1,360

CORPORATE DEBT SECURITIES - 14.0%
Aerospace & Defense - 0.1%
Boeing Co.
4.88%, 02/15/2020	90	90
Automobiles - 0.3%
Daimler Finance North America LLC
5.88%, 03/15/2011	300	313
Motors Liquidation Co.
8.25%, 07/15/2023 ^ Џ	470	125
Beverages - 0.4%
Anheuser-Busch InBev Worldwide, Inc.
5.38%, 01/15/2020 -144A	120	122
Diageo Capital PLC
7.38%, 01/15/2014	310	360
Biotechnology - 0.1%
FMC Finance III SA
6.88%, 07/15/2017	120	119
Capital Markets - 0.5%
Goldman Sachs Group, Inc.
4.50%, 06/15/2010	170	173
5.45%, 11/01/2012	70	75
Lehman Brothers Holdings E-Capital Trust I
3.59%, 08/19/2065 Џ	120	♦

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts in thousands)

	Principal	Value

Capital Markets - 0.5% (continued)
Lehman Brothers Holdings, Inc.
5.25%, 02/06/2012 Џ	$100	$20
Series I,
6.75%, 12/28/2017 Џ	480	♦
Morgan Stanley
Series F,
0.73%, 10/18/2016 *	100	93
Series F,
5.63%, 01/09/2012	260	274
Reynolds Group Issuer, Inc.
7.75%, 10/15/2016 -144A	100	102
Chemicals - 0.0%
Westlake Chemical Corp.
6.63%, 01/15/2016	17	16
Commercial Banks - 1.2%
BAC Capital Trust XIV
5.63%, 12/31/2049 Ž	10	7
Barclays Bank PLC
5.20%, 07/10/2014	120	127
Commonwealth Bank of Australia
3.75%, 10/15/2014 -144A	80	80
5.00%, 10/15/2019 -144A	30	30
Credit Agricole SA
8.38%, 10/29/2049 -144A Ž	180	191
Glitnir Banki HF
6.33%, 07/28/2011 -144A § Џ	160	34
6.69%, 06/15/2016 -144A § Џ	380	♦
ICICI Bank, Ltd.
6.38%, 04/30/2022 Reg S	100	89
Landsbanki Islands HF
6.10%, 08/25/2011 -144A § Џ	140	6
Nordea Bank AB
3.70%, 11/13/2014 -144A	110	110
Royal Bank of Scotland Group PLC
6.40%, 10/21/2019	110	110
Santander Issuances S.A Unipersonal
5.81%, 06/20/2016 -144A	260	242
Wachovia Corp.
5.25%, 08/01/2014	430	444
Consumer Finance - 0.4%
American Express Co.
6.80%, 09/01/2066	190	170
SLM Corp.
5.00%, 10/01/2013	265	244
5.00%, 04/15/2015	10	9
5.05%, 11/14/2014	60	54
5.63%, 08/01/2033	45	34
Tyco International Finance SA
6.38%, 10/15/2011	30	32
Diversified Consumer Services - 0.1%
Service Corp. International
7.50%, 04/01/2027	35	31
7.63%, 10/01/2018	40	40
Diversified Financial Services - 2.9%
AGFC Capital Trust I
6.00%, 01/15/2067-144A	100	35
ASIF Global Financing XIX
4.90%, 01/17/2013 -144A	40	37
Bear Stearns Cos. LLC
7.25%, 02/01/2018	100	115

	Principal	Value

Diversified Financial Services - 2.9% (continued)
Boeing Capital Corp.
4.70%, 10/27/2019	$50	$49
Caterpillar Financial Services Corp.
Series F,
6.20%, 09/30/2013	210	234
Citigroup, Inc.
5.00%, 09/15/2014	330	317
5.50%, 10/15/2014	50	51
6.01%, 01/15/2015	130	133
6.38%, 08/12/2014	50	52
6.88%, 03/05/2038	300	299
Ford Motor Credit Co. LLC
5.50%, 06/15/2011 *	129	128
General Electric Capital Corp. Ō
6.00%, 08/07/2019	90	93
Series A,
6.88%, 01/10/2039	480	495
GMAC, Inc.
1.75%, 10/30/2012	150	149
8.00%, 11/01/2031	96	86
ILFC E-Capital Trust II
6.25%, 12/21/2065 -144A	250	130
JPMorgan Chase & Co.
5.13%, 09/15/2014	220	232
5.15%, 10/01/2015	270	280
6.13%, 06/27/2017	220	233
Kaupthing Bank Hf
7.13%, 05/19/2016 -144A § Џ	130	♦
Series I,
7.63%, 02/28/2015 -144A § Џ	710	176
Merna Reinsurance, Ltd.
Series B,
2.00%, 07/07/2010 -144A *	300	296
MUFG Capital Finance 1, Ltd.
6.35%, 07/25/2016 Ž	170	155
TNK-BP Finance SA
7.50%, 07/18/2016 -144A	110	113
Diversified Telecommunication Services - 1.2%
AT&T, Inc.
5.50%, 02/01/2018	60	63
6.55%, 02/15/2039	20	21
Deutsche Telekom International Finance BV
5.75%, 03/23/2016	180	191
ERP Operating, LP
5.10%, 09/15/2014	190	204
Frontier Communications Corp.
7.88%, 01/15/2027	10	9
Intelsat Jackson Holdings, Ltd.
8.50%, 11/01/2019 -144A	50	52
Koninklijke KPN NV
8.38%, 10/01/2030	150	188
Level 3 Financing, Inc.
9.25%, 11/01/2014	30	28
Sprint Capital Corp.
8.75%, 03/15/2032	60	57
Telecom Italia Capital SA
5.25%, 10/01/2015	200	209
7.00%, 06/04/2018	70	77
Verizon Communications, Inc.
8.95%, 03/01/2039	10	14

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts in thousands)

	Principal	Value

Diversified Telecommunication Services - 1.2% (continued)
Verizon Global Funding Corp.
7.38%, 09/01/2012	$50	$56
Verizon New York, Inc.
Series A,
6.88%, 04/01/2012	300	326
Windstream Corp.
8.63%, 08/01/2016	140	142
Electric Utilities - 0.5%
Energy Future Holdings Corp.
10.88%, 11/01/2017	10	8
11.25%, 11/01/2017 Ώ	424	291
Exelon Corp.
5.63%, 06/15/2035	5	5
FirstEnergy Corp.
Series B,
6.45%, 11/15/2011	7	8
Series C,
7.38%, 11/15/2031	175	190
Pacific Gas & Electric Co.
5.80%, 03/01/2037	60	61
6.05%, 03/01/2034	90	94
8.25%, 10/15/2018	40	49
Energy Equipment & Services - 0.4%
Cie Generale de Geophysique-Veritas
7.50%, 05/15/2015	80	79
7.75%, 05/15/2017	40	40
Complete Production Services, Inc.
8.00%, 12/15/2016	105	104
Enterprise Products Operating LLC
9.75%, 01/31/2014	250	298
Pride International, Inc.
7.38%, 07/15/2014	30	31
Food Products - 0.1%
Delhaize America, Inc.
9.00%, 04/15/2031	93	119
Gas Utilities - 0.0%
Dynegy Holdings, Inc.
7.75%, 06/01/2019	75	65
Health Care Providers & Services - 0.4%
DaVita, Inc.
6.63%, 03/15/2013	75	75
HCA, Inc.
6.30%, 10/01/2012	6	6
6.75%, 07/15/2013	160	158
9.13%, 11/15/2014	20	21
9.25%, 11/15/2016	160	171
9.63%, 11/15/2016 Ώ	27	29
Humana, Inc.
7.20%, 06/15/2018	50	51
Tenet Healthcare Corp.
9.00%, 05/01/2015 -144A	45	49
10.00%, 05/01/2018 -144A	45	50
WellPoint, Inc.
5.88%, 06/15/2017	20	21
Hotels, Restaurants & Leisure - 0.1%
Boyd Gaming Corp.
6.75%, 04/15/2014 ^	25	23
7.13%, 02/01/2016 ^	80	69
Inn of the Mountain Gods Resort & Casino
12.00%, 11/15/2010 § Џ	30	12

	Principal	Value

Hotels, Restaurants & Leisure - 0.1% (continued)
MGM Mirage, Inc.
6.63%, 07/15/2015	$ 5	$ 4
7.63%, 01/15/2017	10	8
Mohegan Tribal Gaming Authority
6.13%, 02/15/2013	15	12
Station Casinos, Inc.
6.88%, 03/01/2016 § Џ	10	♦
7.75%, 08/15/2016 § Џ	90	14
Independent Power Producers & Energy Traders - 0.4%
AES Corp.
7.75%, 10/15/2015	80	81
8.00%, 10/15/2017	150	155
Edison Mission Energy
7.00%, 05/15/2017	70	55
7.20%, 05/15/2019	90	68
7.63%, 05/15/2027	40	27
NRG Energy, Inc.
7.25%, 02/01/2014	100	101
7.38%, 01/15/2017	10	10
Insurance - 0.5%
American International Group, Inc.
5.85%, 01/16/2018	40	33
MetLife, Inc.
6.40%, 12/15/2036	430	376
Teachers Insurance & Annuity Association of America
6.85%, 12/16/2039 -144A	90	93
Travelers Cos., Inc.
6.25%, 03/15/2037	250	228
Media - 0.8%
Cengage Learning Acquisitions, Inc.
10.50%, 01/15/2015 -144A	40	38
Comcast Cable Communications LLC
8.88%, 05/01/2017	150	180
Comcast Corp.
5.88%, 02/15/2018	20	21
6.50%, 01/15/2015	240	270
6.50%, 01/15/2017	20	22
CSC Holdings, Inc.
8.63%, 02/15/2019 -144A	5	5
DISH DBS Corp.
7.00%, 10/01/2013	30	31
7.75%, 05/31/2015	25	26
Lamar Media Corp.
Series B,
6.63%, 08/15/2015	10	10
News America, Inc.
6.65%, 11/15/2037	10	11
Reed Elsevier Capital, Inc.
8.63%, 01/15/2019	80	97
Sun Media Corp.
7.63%, 02/15/2013	30	27
Time Warner Cable, Inc.
8.25%, 04/01/2019	130	155
8.75%, 02/14/2019	10	12
Time Warner Entertainment Co., LP
8.38%, 07/15/2033	80	96
Time Warner, Inc.
6.88%, 05/01/2012	160	175

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts except share amounts in thousands)

	Principal	Value

Metals & Mining - 0.6%
Alcoa, Inc.
6.00%, 07/15/2013	$ 180	$ 190
Freeport-McMoRan Copper & Gold, Inc.
8.38%, 04/01/2017	190	208
Rio Tinto Finance USA, Ltd.
6.50%, 07/15/2018	210	231
Steel Dynamics, Inc.
6.75%, 04/01/2015	65	64
Vale Overseas, Ltd.
6.88%, 11/21/2036	101	101
Multiline Retail - 0.0%
JC Penney Corp., Inc.
7.40%, 04/01/2037	20	20
Multi-Utilities - 0.2%
Dominion Resources, Inc.
4.75%, 12/15/2010	70	72
5.70%, 09/17/2012	140	151
Series D,
8.88%, 01/15/2019	80	100
Oil, Gas & Consumable Fuels - 2.4%
Anadarko Finance Co.
Series B,
7.50%, 05/01/2031	125	140
Anadarko Petroleum Corp.
6.45%, 09/15/2036	25	26
Apache Corp.
6.00%, 09/15/2013	150	166
Chesapeake Energy Corp.
6.25%, 01/15/2018	20	19
6.38%, 06/15/2015	5	5
7.25%, 12/15/2018	5	5
ConocoPhillips
6.50%, 02/01/2039	140	155
ConocoPhillips Holding Co.
6.95%, 04/15/2029	80	91
El Paso Corp.
7.80%, 08/01/2031	86	81
El Paso Natural Gas Co.
8.38%, 06/15/2032	130	154
Hess Corp.
7.30%, 08/15/2031	100	114
7.88%, 10/01/2029	20	24
8.13%, 02/15/2019	150	181
Kerr-McGee Corp.
6.95%, 07/01/2024	180	195
7.88%, 09/15/2031	110	128
Kinder Morgan Energy Partners, LP
5.85%, 09/15/2012	50	54
6.00%, 02/01/2017	10	10
6.75%, 03/15/2011	190	201
Occidental Petroleum Corp.
7.00%, 11/01/2013	150	172
Opti Canada, Inc.
7.88%, 12/15/2014	50	41
Peabody Energy Corp.
Series B, Class
6.88%, 03/15/2013	5	5
Pemex Project Funding Master Trust
6.63%, 06/15/2035	307	292

	Principal	Value

Oil, Gas & Consumable Fuels - 2.4% (continued)
Petrobras International Finance Co.
5.75%, 01/20/2020	$ 32	$ 33
6.13%, 10/06/2016	60	64
Sandridge Energy, Inc.
8.75%, 01/15/2020 -144A	60	60
Shell International Finance BV
6.38%, 12/15/2038	80	90
Suburban Propane Partners LP
6.88%, 12/15/2013	95	95
Teekay Corp.
8.88%, 07/15/2011	20	21
Williams Cos., Inc.
8.75%, 03/15/2032	20	24
Series A, Class
7.50%, 01/15/2031	320	346
XTO Energy, Inc.
6.50%, 12/15/2018	40	46
7.50%, 04/15/2012	190	212
Pharmaceuticals - 0.1%
Wyeth
5.95%, 04/01/2037	110	115
Real Estate Investment Trusts - 0.0%
Ventas Realty, LP
6.75%, 04/01/2017	40	39
Real Estate Management & Development - 0.1%
Realogy Corp.
10.50%, 04/15/2014	230	199
Semiconductors & Semiconductor Equipment - 0.0%
Freescale Semiconductor, Inc.
8.88%, 12/15/2014 ^	5	4
MagnaChip Semiconductor SA
0.03%, 12/15/2011 Ə	1	1
Tobacco - 0.1%
Altria Group, Inc.
8.50%, 11/10/2013	70	81
Reynolds American, Inc.
6.75%, 06/15/2017	100	103
Wireless Telecommunication Services - 0.1%
America Movil SAB de CV
5.63%, 11/15/2017	50	52
Rogers Communications, Inc.
6.38%, 03/01/2014	40	44
6.75%, 03/15/2015	35	40
6.80%, 08/15/2018	20	22

Total Corporate Debt Securities (cost $21,170)		19,196

	Shares	Value

COMMON STOCKS - 56.5%
Aerospace & Defense - 1.7%
Honeywell International, Inc.	9,475	371
Lockheed Martin Corp.	4,420	333
Northrop Grumman Corp.	8,999	503
United Technologies Corp.	14,685	1,018
Air Freight & Logistics - 1.0%
Fed Ex Corp.	3,280	274
United Parcel Service, Inc. -Class B	19,662	1,128
Airlines-0.1%
Southwest Airlines Co.	14,178	162
Auto Components - 0.3%
Johnson Controls, Inc.	13,426	366

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts except share amounts in thousands)

	Shares	Value

Automobiles - 0.2%
Ford Motor Co. ‡	27,833	$278
Beverages - 1.3%
Coca-Cola Co.	11,767	671
Hansen Natural Corp. ‡	871	33
PepsiCo, Inc.	17,414	1,059
Biotechnology - 1.3%
Amgen, Inc. ‡	15,534	880
Celgene Corp. ‡	3,060	170
Genzyme Corp. ‡	1,353	66
Gilead Sciences, Inc. ‡	16,314	706
Building Products - 0.0%
Armstrong World Industries, Inc. ‡	970	38
Capital Markets - 1.0%
Bank of New York Mellon Corp.	21,000	587
Eaton Vance Corp.	2,956	90
Federated Investors, Inc. -Class B	3,949	109
Franklin Resources, Inc.	2,391	252
State Street Corp.	1,082	47
T. Rowe Price Group, Inc.	4,227	225
Chemicals - 1.2%
CF Industries Holdings, Inc.	1,581	144
Dow Chemical Co.	15,452	427
E.I. du Pont de Nemours & Co.	12,766	430
Eastman Chemical Co.	4,335	261
Huntsman Corp.	3,686	42
Monsanto Co.	3,149	257
Scotts Miracle-Gro Co. -Class A	1,131	44
Commercial Banks - 1.7%
BB&T Corp.	11,960	303
Fifth Third Bancorp	2,730	27
PNC Financial Services Group, Inc.	1,696	90
U.S. Bancorp	26,376	594
Wells Fargo & Co.	49,534	1,336
Commercial Services & Supplies - 0.0%
RR Donnelley & Sons Co.	1,838	41
Communications Equipment - 1.6%
Cisco Systems, Inc. ‡	52,843	1,265
Motorola, Inc. ‡	28,819	224
QUALCOMM, Inc.	15,007	694
Tellabs, Inc. ‡	13,799	78
Computers & Peripherals - 3.2%
Apple, Inc. ‡	4,047	853
Dell, Inc. ‡	36,083	518
EMC Corp./Massachusetts ‡	14,828	259
Hewlett-Packard Co.	7,420	382
International Business Machines Corp.	6,726	881
Lexmark International, Inc. -Class A ‡	1,457	38
SanDisk Corp. ‡	3,984	115
Seagate Technology	33,289	606
Sun Microsystems, Inc. ‡	22,535	211
Western Digital Corp. ‡	7,957	351
Consumer Finance - 0.4%
AmeriCredit Corp. ‡ ^	2,079	40
Capital One Financial Corp.	9,836	376
Discover Financial Services	12,222	180

	Shares	Value

Diversified Consumer Services - 0.1%
Apollo Group, Inc. -Class A ‡	2,216	$134
Diversified Financial Services - 2.0%
Bank of America Corp.	77,232	1,164
Citigroup, Inc. Ō	137,860	456
JPMorgan Chase & Co.	26,908	1,121
Moody’s Corp.	1,882	50
SEI Investments Co.	5,065	89
Diversified Telecommunication Services - 1.9%
AT&T, Inc. Ō	71,088	1,993
Verizon Communications, Inc.	16,736	554
Electric Utilities - 1.0%
Duke Energy Corp.	45,442	781
Exelon Corp.	13,968	683
Electrical Equipment - 0.5%
Emerson Electric Co.	14,345	611
Rockwell Automation, Inc.	1,316	62
Electronic Equipment & Instruments - 0.5%
Arrow Electronics, Inc. ‡	2,817	83
Avnet, Inc. ‡	1,027	31
Flextronics International, Ltd. ‡	6,649	49
Ingram Micro, Inc. -Class A ‡	13,531	236
Tech Data Corp. ‡	647	30
Tyco Electronics, Ltd.	9,665	238
Energy Equipment & Services - 1.0%
Baker Hughes, Inc.	4,679	189
Ensco International PLC ADR	1,682	67
Exterran Holdings, Inc. ‡ ^	3,804	82
Halliburton Co.	13,099	394
National Oilwell Varco, Inc.	1,455	64
Schlumberger, Ltd.	9,784	637
SemGroup Corp. -Class A ‡	64	2
Food & Staples Retailing - 1.3%
Costco Wholesale Corp.	953	56
CVS Caremark Corp.	17,202	554
SUPERVALU, Inc.	4,119	52
Walgreen Co.	10,100	371
Wal-Mart Stores, Inc.	14,133	756
Food Products - 0.8%
Archer-Daniels-Midland Co.	19,027	596
Hershey Co.	2,062	74
Hormel Foods Corp.	1,856	71
Kraft Foods, Inc. -Class A	3,104	84
Tyson Foods, Inc. -Class A	19,474	239
Health Care Equipment & Supplies - 0.9%
Baxter International, Inc.	1,204	71
Boston Scientific Corp. ‡	39,394	355
CareFusion Corp. ‡	8,929	223
Medtronic, Inc.	4,253	187
Stryker Corp.	6,876	346
Zimmer Holdings, Inc. ‡	1,273	75
Health Care Providers & Services - 1.5%
Aetna, Inc.	2,252	71
Cardinal Health, Inc.	10,706	345
Coventry Health Care, Inc. ‡	7,598	185
Humana, Inc. ‡	2,056	90
McKesson Corp.	2,023	126
Medco Health Solutions, Inc. ‡	3,681	235

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts except share amounts in thousands)

	Shares	Value

Health Care Providers & Services - 1.5% (continued)
UnitedHealth Group, Inc.	16,873	$515
WellPoint, Inc. ‡	7,459	435
Hotels, Restaurants & Leisure - 0.4%
Carnival Corp. ‡	8,803	279
Marriott International, Inc. -Class A	5,813	158
McDonald’s Corp.	1,770	111
Starbucks Corp. ‡	1,727	40
Household Durables - 0.2%
Harman International Industries, Inc.	4,217	148
Mohawk Industries, Inc. ‡	672	32
Whirlpool Corp.	1,670	135
Household Products - 1.4%
Colgate-Palmolive Co.	734	60
Procter & Gamble Co.	31,770	1,927
Independent Power Producers & Energy Traders - 0.1%
Constellation Energy Group, Inc.	1,022	36
Mirant Corp. ‡	4,890	75
Industrial Conglomerates - 1.3%
3M Co.	1,566	129
General Electric Co.	106,549	1,613
Insurance - 1.2%
Lincoln National Corp.	3,123	78
MetLife, Inc.	12,564	444
Prudential Financial, Inc.	6,810	339
Travelers Cos., Inc.	7,825	390
Unum Group	18,994	371
Internet & Catalog Retail - 0.6%
Amazon.com, Inc. ‡	4,123	554
Expedia, Inc. ‡	8,081	208
Internet Software & Services - 1.1%
AOL, Inc. ‡ ^	2,138	50
eBay, Inc. ‡	5,561	131
Google, Inc. -Class A ‡	1,771	1,098
VeriSign, Inc. ‡	1,157	28
Yahoo!, Inc. ‡	11,431	192
IT Services - 0.3%
Accenture PLC -Class A	9,540	396
Computer Sciences Corp. ‡	605	35
Machinery - 1.0%
Caterpillar, Inc.	6,415	366
Cummins, Inc.	2,507	115
Eaton Corp.	2,272	145
Illinois Tool Works, Inc.	2,960	142
Ingersoll-Rand PLC	2,765	99
Navistar International Corp. ‡	1,094	42
Oshkosh Corp.	2,223	82
PACCAR, Inc.	4,011	145
Parker Hannifin Corp.	656	35
Toro Co.	3,726	156
Trinity Industries, Inc.	2,183	38
Media - 1.8%
CBS Corp. -Class B	8,039	113
Comcast Corp. -Class A	34,364	580
DISH Network Corp. -Class A	9,947	207
News Corp. -Class A	27,497	376
Scripps Networks Interactive, Inc. -Class A	615	26

	Shares	Value

Media - 1.8% (continued)
Time Warner Cable, Inc.	3,708	$153
Time Warner, Inc.	23,519	686
Viacom, Inc. -Class B ‡	1,326	39
Walt Disney Co.	14,083	454
Metals & Mining - 0.7%
Freeport-McMoRan Copper and
Gold, Inc. ‡	4,825	387
Newmont Mining Corp.	8,027	380
Nucor Corp.	1,473	69
Schnitzer Steel Industries, Inc. -Class A	2,164	103
Southern Copper Corp.	1,795	59
Multiline Retail - 0.4%
JC Penney Co., Inc.	3,567	95
Kohl’s Corp. ‡	1,597	86
Macy’s, Inc.	9,800	164
Nordstrom, Inc.	4,743	179
Multi-Utilities - 0.5%
Dominion Resources, Inc.	4,703	183
DTE Energy Co.	813	35
Integrys Energy Group, Inc.	2,307	97
NiSource, Inc.	5,832	90
Public Service Enterprise Group, Inc.	8,181	272
Oil, Gas & Consumable Fuels - 5.6%
Anadarko Petroleum Corp.	1,355	85
Apache Corp.	1,065	110
Arch Coal, Inc.	3,466	77
Chevron Corp.	19,735	1,519
Cimarex Energy Co.	3,519	186
ConocoPhillips	19,285	985
Devon Energy Corp.	13,492	992
Exxon Mobil Corp.	40,171	2,740
Hess Corp.	1,800	109
Marathon Oil Corp.	1,070	33
Occidental Petroleum Corp.	1,135	92
Peabody Energy Corp.	846	38
Quicksilver Resources, Inc. ‡	4,046	61
Tesoro Corp.	7,401	100
Valero Energy Corp.	17,076	286
XTO Energy, Inc.	4,068	189
Paper & Forest Products - 0.3%
International Paper Co.	16,354	438
Pharmaceuticals - 3.9%
Abbott Laboratories	2,542	137
Bristol-Myers Squibb Co.	8,929	225
Eli Lilly & Co.	32,428	1,158
Forest Laboratories, Inc. ‡	6,601	212
Johnson & Johnson	21,421	1,380
King Pharmaceuticals, Inc. ‡	3,072	38
Merck & Co., Inc.	6,850	250
Pfizer, Inc.	107,822	1,962
Professional Services - 0.1%
Manpower, Inc.	3,717	203
Real Estate Investment Trusts -1.3%
AvalonBay Communities, Inc.	888	73
BRE Properties, Inc.	1,171	39
Plum Creek Timber Co., Inc. ^	6,301	238

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts except share amounts in thousands)

	Shares	Value

Real Estate Investment Trusts - 1.3% (continued)
Public Storage	4,025	$328
Rayonier, Inc.	5,052	213
Simon Property Group, Inc.	11,458	914
Road & Rail - 0.2%
Norfolk Southern Corp.	4,044	212
Semiconductors & Semiconductor Equipment - 1.9%
Integrated Device Technology, Inc. ‡	12,472	81
Intel Corp.	80,121	1,635
LSI Corp. ‡	18,845	113
NVIDIA Corp. ‡	2,378	44
Texas Instruments, Inc.	26,829	699
Software - 3.0%
Adobe Systems, Inc. ‡	7,934	292
Microsoft Corp.	82,653	2,520
Oracle Corp.	38,560	946
Symantec Corp. ‡	24,533	439
Specialty Retail - 1.1%
AutoNation, Inc. ‡	6,863	131
Best Buy Co., Inc.	4,197	166
Carmax, Inc. ‡	3,432	83
Gap, Inc.	11,054	232
Limited Brands, Inc.	4,167	80
Office Depot, Inc. ‡	11,132	72
Ross Stores, Inc.	8,250	352
TJX Cos., Inc.	6,614	242
Williams-Sonoma, Inc.	5,135	107
Textiles, Apparel & Luxury Goods - 0.1%
Nike, Inc. -Class B	1,368	90
Thrifts & Mortgage Finance - 0.1%
Hudson City Bancorp, Inc.	8,051	111
Tobacco - 1.3%
Altria Group, Inc.	18,438	362
Lorillard, Inc.	7,865	631
Philip Morris International, Inc.	17,932	864
Wireless Telecommunication Services - 0.1%
Sprint Nextel Corp. ‡	44,286	162

Total Common Stocks (cost $77,138)		77,676

	Shares	Value

PREFERRED STOCKS - 0.0%
U.S. Government Agency Obligation - 0.0%
Fannie Mae 7.00% ▲ ‡ Ž	600	1
Fannie Mae 8.25% ▲ ‡ Ž	10,800	12
Freddie Mac 8.38% ▲ ‡ Ž	14,925	15

Total Preferred Stocks (cost $675)		28

	Principal	Value

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 2.8%
U.S. Treasury Bill
0.02%, 02/25/2010	$3,899	3,899
Total Short-Term U.S. Government Obligation (cost $3,899)

	Shares	Value

WARRANT 0.0%
SemGroup Corp.
Expiration: 11/30/2014
Exercise Price: $0.00	68	$♦
Total Warrant (cost $0)

	Notional
	Amount	Value

PURCHASED OPTION - 0.0%
Call Options - 0.0%
10-Year U.S. Treasury Note Call Strike $117.50
Expires 02/19/2010	9	3
Total Purchased Option (cost $6)

	Principal	Value

REPURCHASE AGREEMENT - 6.6%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $9,125 on 01/04/2010. Collateralized by US Treasury Bill, 0.19%, due 06/24/10, with a value of $9,312.	$9,125	9,125
Total Repurchase Agreement (cost $9,125)

	Shares	Value

SECURITIES LENDING COLLATERAL - 0.8%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	1,121,091	1,121
Total Securities Lending Collateral (cost $1,121)

Total Investment Securities (cost $155,895) #		148,005
Other Assets and Liabilities — Net		(10,271)

Net Assets		$137,734

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts in thousands)

	Notional
	Amount	Value
WRITTEN-OPTIONS - 0.0%
Put Options - 0.0%
Euro	$(42)	$♦
Put Strike $99.13
Expires 03/15/2010

Euro	(28)	(8)
Put Strike $98.75
Expires 09/13/2010

Euro	(17)	(4)
Put Strike $99.38
Expires 06/14/2010
Call Options - 0.0%
Euro	(28)	(5)
Call Strike $99.50
Expires 03/15/2010

Euro	(35)	(5)
Call Strike $99.25
Expires 09/13/2010

Euro	(18)	(3)
Call Strike $99.38
Expires 06/14/2010

Total Written Options		$(25)

(Premiums Received: $30)

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts in thousands)

FUTURES CONTRACTS:

			Net Unrealized
			Appreciation
Description	Contracts ┌	Expiration Date	(Depreciation)

10-Year U.S. Treasury Note	109	03/22/2010	($243)
2-Year U.S. Treasury Note	2	03/31/2010	(2)
30-Year U.S. Treasury Bond	(6)	03/22/2010	34
5-Year U.S. Treasury Note	(93)	03/31/2010	144
90-Day Euro	18	03/15/2010	24
German Euro Bund	(6)	03/08/2010	15
S&P 500 E Mini Index	76	03/19/2010	(27)

			($55)

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $1,096.
*	Floating or variable rate note. Rate is listed as of 12/31/2009.
§	Illiquid. These securities aggregated $585, or 0.42%, of the Fund’s net assets.
Ž	The security has a perpetual maturity. The date shown is the next call date.
Џ	In default.
♦	Value and/or principal is less than $1.
■	Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of 12/31/2009.
Ђ	Step bond. Interest rate may increase or decrease as the credit rating changes.
Ō	All or a portion is segregated as initial margin for futures contracts. The value of all securities segregated is $209.
Ώ	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock.
Ə	Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. These securities had a market value of $1, or 0.00% of the Fund’s net assets.
‡	Non-income producing security.
┌	Contract amounts are not in thousands.
▲	Rate shown reflects the yield at 12/31/2009.
#	Aggregate cost for federal income tax purposes is $157,431. Aggregate gross unrealized appreciation (depreciation) for all securities in which there is an excess of value over tax cost were $7,317 and $(16,743), respectively. Net unrealized depreciation for tax purposes is $9,426.
DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2009, these securities aggregated $4,692, or 3.41%, of the Fund’s net assets.
ADR	American Depositary Receipt
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
TIPS	Treasury Inflation Protected Security
The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts in thousands)
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
-	$—	$—	$—	$—
Equities - Consumer Discretionary	7,156	–	–	7,156
Equities - Consumer Staples	8,460	–	–	8,460
Equities - Energy	9,036	2	–	9,038
Equities - Financials	10,674	–	–	10,674
Equities - Health Care	10,443	–	–	10,443
Equities - Industrials	8,063	–	–	8,063
Equities - Information Technology	15,147	–	–	15,147
Equities - Materials	3,041	–	–	3,041
Equities - Telecommunication Services	3,403	–	–	3,403
Equities - U.S. Government Agency Obligation	28	–	–	28
Equities - Utilities	2,252	–	–	2,252
Fixed Income - Asset-Backed Security	–	3,911	–	3,911
Fixed Income - Consumer Discretionary	–	1,931	–	1,931
Fixed Income - Consumer Staples	–	785	–	785
Fixed Income - Energy	–	3,772	–	3,772
Fixed Income - Financials	–	8,966	–	8,966
Fixed Income - Health Care	–	865	–	865
Fixed Income - Industrials	–	90	–	90
Fixed Income - Information Technology	–	5	1	6
Fixed Income - Materials	–	810	–	810
Fixed Income - Mortgage-Backed Security	–	8,985	–	8,985
Fixed Income - Municipal Government Obligation	–	838	–	838
Fixed Income - Short-Term U.S. Government Obligation	–	3,899	–	3,899
Fixed Income - Telecommunication Services	–	1,807	–	1,807
Fixed Income - U.S. Government Agency Obligation	–	17,190	–	17,190
Fixed Income - U.S. Government Obligation	–	4,673	–	4,673
Fixed Income - Utilities	–	1,526	–	1,526
Warrants	–	♦	–	♦
Cash & Cash Equivalent - Repurchase Agreement	–	9,125	–	9,125
Cash & Cash Equivalent - Securities Lending Collateral	1,121	–	–	1,121
Total	$78,824	$69,180	$1	$148,005

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Futures Contracts - Appreciation	$—	$217	$—	$217
Futures Contracts - Depreciation	$—	(272)	$—	(272)
Written Option - Depreciation	–	(25)	–	(25)
Total	$–	$(80)	$–	$(80)

Level 3 Rollforward

	Beginning					Net Transfers	Ending
	Balance at	Net	Accrued	Total Realized	Total Unrealized	In/(Out) of	Balance at
Securities	12/31/2008	Purchases/(Sales)	Discounts/(Premiums)	Gain/(Loss)	Appreciation/(Depreciation)	Level 3	12/31/2009
Fixed Income -Financials	$908	$—	$—	$—	$—	$(908)	$—
Equities - Financials	$30	$—	$—	$—	$—	$(30)	$—
Fixed Income – Information Technology	$—	$—	$—	$—	$—	$1	$1
Total	$938	$–	$–	$–	$–	$(937)	$1

*	Other financial instruments are derivative instruments. Future Contracts, Forward Foreign Currency Contracts and Swap Contracts are valued at unrealized appreciation (depreciation) on the instrument.
The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Large Value Portfolio

SCHEDULE OF INVESTMENTS
At December 31, 2009
(all amounts except share amounts in thousands)

	Shares	Value

COMMON STOCKS - 97.7%
Aerospace & Defense - 3.0%
General Dynamics Corp.	134,500	$9,169
Lockheed Martin Corp.	15,400	1,160
Northrop Grumman Corp.	279,700	15,622
Raytheon Co.	138,100	7,115
United Technologies Corp.	81,600	5,664
Air Freight & Logistics - 0.5%
FedEx Corp.	76,600	6,392
Airlines - 0.7%
Copa Holdings SA - Class A	158,400	8,628
Beverages - 0.8%
Coca - Cola Enterprises, Inc.	479,900	10,174
Biotechnology - 1.1%
Amgen, Inc. ‡	237,000	13,407
Building Products - 0.7%
Owens Corning, Inc. ‡	324,600	8,323
Capital Markets - 5.0%
Ameriprise Financial, Inc.	205,400	7,974
Federated Investors, Inc. - Class B	381,100	10,480
Franklin Resources, Inc.	127,700	13,453
Goldman Sachs Group, Inc.	117,000	19,754
T. Rowe Price Group, Inc.	210,400	11,204
Chemicals - 2.1%
Eastman Chemical Co.	90,700	5,464
Lubrizol Corp.	177,900	12,978
Nalco Holding Co.	311,700	7,951
Commercial Banks - 4.0%
Credicorp, Ltd.	133,600	10,290
PNC Financial Services Group, Inc.	14,851	784
Wells Fargo & Co.	1,467,151	39,598
Commercial Services & Supplies - 1.1%
RR Donnelley & Sons Co.	606,800	13,513
Communications Equipment - 0.4%
Research In Motion, Ltd. ‡	73,400	4,957
Computers & Peripherals - 1.1%
Seagate Technology	404,800	7,364
Western Digital Corp. ‡	138,900	6,132
Construction & Engineering - 1.2%
Foster Wheeler AG ‡	154,000	4,534
KBR, Inc.	527,300	10,018
Containers & Packaging - 0.5%
Bemis Co., Inc.	232,600	6,897
Diversified Financial Services - 4.0%
JPMorgan Chase & Co.	836,400	34,853
Mood/s Corp.	219,200	5,875
NYSE Euronext	389,100	9,844
Diversified Telecommunication Services - 5.2%
AT&T, Inc.	1,685,500	47,245
BCE, Inc.	187,000	5,163
Verizon Communications, Inc.	372,600	12,344
Electric Utilities - 2.1%
Edison International	441,600	15,359
NV Energy, Inc.	937,000	11,600
Electronic Equipment & Instruments - 1.7%
Flextronics International, Ltd. ‡	737,900	5,394
Ingram Micro, Inc. - Class A ‡	517,800	9,036
Tech Data Corp. ‡	146,900	6,854

	Shares	Value

Energy Equipment & Services - 1.6%
Noble Corp.	125,700	$5,116
Oil States International, Inc. ‡	144,600	5,681
Patterson - UTI Energy, Inc.	627,900	9,639
Food & Staples Retailing - 1.9%
BJ’s Wholesale Club, Inc. ‡	129,100	4,223
Kroger Co.	406,900	8,354
Sysco Corp.	407,100	11,375
Food Products - 1.2%
ConAgra Foods, Inc.	631,200	14,549
Health Care Providers & Services - 4.5%
AmerisourceBergen Corp. - Class A	427,800	11,153
Health Net, Inc. ‡	305,800	7,122
Humana, Inc. ‡	134,300	5,894
McKesson Corp.	181,700	11,356
UnitedHealth Group, Inc.	537,200	16,375
WellPoint, Inc. ‡	107,900	6,289
Household Durables - 0.7%
Garmin, Ltd. ^	287,300	8,820
Household Products - 0.8%
Procter & Gamble Co.	164,200	9,955
Independent Power Producers & Energy Traders - 1.5%
AES Corp. ‡	368,600	4,906
Constellation Energy Group, Inc.	148,500	5,223
Mirant Corp. ‡	571,800	8,731
Industrial Conglomerates - 1.0%
Tyco International, Ltd. ‡	366,650	13,082
Insurance - 9.0%
Aflac, Inc.	216,500	10,013
Allstate Corp.	506,900	15,227
Assurant, Inc.	189,500	5,586
Axis Capital Holdings, Ltd.	213,000	6,051
Chubb Corp.	331,100	16,283
Everest RE Group, Ltd.	57,600	4,935
Platinum Underwriters Holdings, Ltd.	255,900	9,798
StanCorp Financial Group, Inc.	134,900	5,399
Torchmark Corp.	113,000	4,966
Travelers Cos., Inc.	399,600	19,925
Unum Group	479,300	9,356
WR Berkley Corp.	259,500	6,394
Internet & Catalog Retail - 0.5%
NetFlix, Inc. ‡^	104,700	5,773
Internet Software & Services - 0.8%
Google, Inc. - Class A ‡	16,400	10,168
IT Services - 0.4%
NeuStar, Inc. - Class A ‡	213,800	4,926
Machinery - 1.7%
Cummins, Inc.	19,600	899
Gardner Denver, Inc.	132,300	5,629
Harsco Corp.	243,700	7,855
Oshkosh Corp.	205,100	7,595
Media - 3.2%
Comcast Corp. - Class A	754,100	12,714
CTC Media, Inc. ‡	478,400	7,128
DIRECTV - Class A ‡	489,700	16,332
Viacom, Inc. - Class B ‡	167,200	4,971
Metals & Mining - 0.6%
Southern Copper Corp. ^	228,200	7,510

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Large Value Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts except share amounts in thousands)

	Shares	Value

Multiline Retail - 1.0%
Big Lots, Inc. ‡	204,600	$5,929
Macy’s, Inc.	389,800	6,533
Multi - Utilities - 3.2%
DTE Energy Co.	298,100	12,994
Public Service Enterprise Group, Inc.	366,200	12,176
Sempra Energy	270,100	15,121
Oil, Gas & Consumable Fuels - 16.2%
Apache Corp.	65,000	6,706
Chevron Corp.	658,700	50,713
ConocoPhillips	623,700	31,852
Exxon Mobil Corp.	1,022,300	69,712
Marathon Oil Corp.	506,900	15,825
Murphy Oil Corp.	232,200	12,585
Sunoco, Inc.	403,900	10,542
Walter Energy, Inc.	83,100	6,258
Personal Products - 0.9%
Herbalife, Ltd.	284,600	11,546
Pharmaceuticals - 3.8%
Eli Lilly & Co.	37,300	1,332
Forest Laboratories, Inc. ‡	344,400	11,059
Johnson & Johnson	177,200	11,413
Merck & Co., Inc.	20,676	756
Pfizer, Inc.	1,262,700	22,968
Real Estate Investment Trusts - 0.7%
HRPT Properties Trust REIT	674,300	4,363
Taubman Centers, Inc. REIT	137,400	4,934
Road & Rail - 0.9%
Union Pacific Corp.	171,400	10,952
Semiconductors & Semiconductor Equipment - 1.5%
Intel Corp.	251,300	5,127
Texas Instruments, Inc.	550,000	14,333
Software - 0.7%
Symantec Corp. ‡	485,100	8,678
Specialty Retail - 1.5%
Ross Stores, Inc.	120,100	5,129
TJX Cos., Inc.	158,900	5,808
Tractor Supply Co. ‡	155,900	8,257
Textiles, Apparel & Luxury Goods - 0.9%
Coach, Inc.	308,400	11,266
Thrifts & Mortgage Finance - 0.8%
Hudson City Bancorp, Inc.	764,100	10,491
Wireless Telecommunication Services - 1.0%
Telephone & Data Systems, Inc.	389,900	13,225

Total Common Stocks (cost $1,118,511)		1,234,425

	Principal	Value

REPURCHASE AGREEMENT - 2.0%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $25,149 on 01/04/2010. Collateralized by US Treasury Bill, 0.19%, due 06/24/10, with a value of $25,657.	$25,149	25,149
Total Repurchase Agreement (cost $25,149)

	Shares	Value

SECURITIES LENDING COLLATERAL - 0.9%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	12,001,014	$12,001
Total Securities Lending Collateral (cost $12,001)

Total Investment Securities (cost $1,155,661) #		1,271,575
Other Assets and Liabilities - Net		(8,112)

Net Assets		$1,263,463

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Large Value Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts in thousands)
NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.
^	All or a portion of this security is on loan. The value of all securities on loan is $11,719.
▲	Rate shown reflects the yield at 12/31/2009.
#	Aggregate cost for federal income tax purposes is $1,168,741. Aggregate gross unrealized appreciation (depreciation) for all securities in which there is an excess of value over tax cost were $157,292 and $(54,458), respectively. Net unrealized appreciation for tax purposes is $102,834.
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$98,660	$–	$–	$98,660
Equities - Consumer Staples	70,176	–	–	70,176
Equities - Energy	224,628	–	–	224,628
Equities - Financials	297,831	–	–	297,831
Equities - Health Care	119,124	–	–	119,124
Equities - Industrials	136,150	–	–	136,150
Equities - Information Technology	82,969	–	–	82,969
Equities - Materials	40,800	–	–	40,800
Equities - Telecommunication Services	77,977	–	–	77,977
Equities - Utilities	86,110	–	–	86,110
Cash & Cash Equivalent - Repurchase Agreement	–	25,149	–	25,149
Cash & Cash Equivalent - Securities Lending Collateral	12,001	–	–	12,001
Total	$1,246,426	$25,149	$–	$1,271,575

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Large Core Portfolio

SCHEDULE OF INVESTMENTS
At December 31, 2009
(all amounts except share amounts in thousands)

	Shares	Value

COMMON STOCKS - 98.6%
Aerospace & Defense - 4.8%
General Dynamics Corp.	26,800	$1,827
L–3 Communications Holdings, Inc.	24,900	2,165
Lockheed Martin Corp.	21,100	1,590
Northrop Grumman Corp.	59,800	3,340
Raytheon Co.	67,100	3,456
United Technologies Corp.	16,100	1,118
Air Freight & Logistics - 1.3%
CH Robinson Worldwide, Inc.	19,000	1,116
FedEx Corp.	31,500	2,629
Beverages - 1.8%
Coca - Cola Co.	30,200	1,721
Coca - Cola Enterprises, Inc.	79,400	1,683
PepsiCo, Inc.	28,500	1,733
Biotechnology - 3.0%
Amgen, Inc. ‡	76,300	4,317
Biogen Idec, Inc. ‡	18,700	1,000
Gilead Sciences, Inc. ‡	70,800	3,064
Capital Markets - 3.4%
Franklin Resources, Inc.	31,100	3,276
Goldman Sachs Group, Inc.	17,900	3,022
T. Rowe Price Group, Inc.	63,500	3,382
Chemicals - 1.1%
E.I. du Pont de Nemours & Co.	94,900	3,195
Commercial Banks - 2.2%
Credicorp, Ltd.	14,800	1,140
PNC Financial Services Group, Inc.	36,500	1,927
Wells Fargo & Co.	116,100	3,133
Communications Equipment - 2.3%
Cisco Systems, Inc. ‡	133,300	3,191
QUALCOMM, Inc.	27,700	1,281
Research In Motion, Ltd. ‡	27,800	1,878
Computers & Peripherals - 5.2%
Apple, Inc. ‡	9,600	2,024
Hewlett - Packard Co.	69,900	3,600
International Business Machines Corp.	18,700	2,448
Seagate Technology	159,900	2,909
Western Digital Corp. ‡	74,100	3,272
Construction & Engineering - 0.3%
Fluor Corp.	17,500	788
Containers & Packaging - 0.2%
Owens - Illinois, Inc. ‡	15,900	523
Diversified Consumer Services - 0.3%
Apollo Group, Inc. - Class A ‡	16,100	975
Diversified Financial Services - 2.1%
JPMorgan Chase & Co.	56,800	2,368
Moody’s Corp.	41,100	1,101
NYSE Euronext	92,900	2,350
Diversified Telecommunication Services - 3.3%
AT&T, Inc.	207,300	5,811
BCE, Inc.	44,800	1,237
Verizon Communications, Inc.	71,800	2,379
Electric Utilities - 0.5%
Edison International	42,300	1,471
Electronic Equipment & Instruments - 0.7%
Flextronics International, Ltd. ‡	82,900	606

	Shares	Value

Electronic Equipment & Instruments - 0.7% (continued)
Tyco Electronics, Ltd.	60,700	$1,490
Energy Equipment & Services - 0.4%
Noble Corp.	26,900	1,095
Food & Staples Retailing - 1.9%
Safeway, Inc.	33,800	720
Sysco Corp.	40,100	1,120
Wal - Mart Stores, Inc.	66,600	3,560
Food Products - 3.3%
Archer - Daniels - Midland Co.	65,300	2,045
Campbell Soup Co.	81,500	2,755
ConAgra Foods, Inc.	127,600	2,941
General Mills, Inc.	21,800	1,544
Health Care Equipment & Supplies - 0.6%
Medtronic, Inc.	38,200	1,680
Health Care Providers & Services - 4.9%
Aetna, Inc.	46,600	1,477
AmerisourceBergen Corp. - Class A	118,000	3,076
McKesson Corp.	51,900	3,244
UnitedHealth Group, Inc.	128,200	3,908
WellPoint, Inc. ‡	34,600	2,017
Household Durables - 0.8%
Garmin, Ltd. ^	70,800	2,174
Household Products - 2.9%
Kimberly - Clark Corp.	36,800	2,345
Procter & Gamble Co.	95,100	5,765
Independent Power Producers & Energy Traders - 0.8%
AES Corp. ‡	117,500	1,564
NRG Energy, Inc. ‡	31,800	751
Industrial Conglomerates - 1.5%
3M Co.	17,000	1,405
Tyco International, Ltd. ‡	74,800	2,669
Insurance - 4.9%
Aflac, Inc.	66,500	3,076
Allstate Corp.	98,500	2,959
Chubb Corp.	59,600	2,931
Progressive Corp. ‡	36,500	657
Travelers Cos., Inc.	71,300	3,555
Unum Group	24,600	480
Internet & Catalog Retail - 0.4%
Expedia, Inc. ‡	46,100	1,185
Internet Software & Services - 2.1%
Google, Inc. - Class A ‡	9,700	6,014
IT Services - 1.6%
Computer Sciences Corp. ‡	25,100	1,444
Visa, Inc. - Class A	27,800	2,431
Western Union Co.	39,300	741
Machinery - 0.7%
Dover Corp.	15,900	662
Illinois Tool Works, Inc.	27,700	1,329
Media - 2.8%
Comcast Corp. - Class A	61,500	1,037
DIRECTV - Class A ‡	116,200	3,875
Time Warner, Inc.	53,700	1,565
Viacom, Inc. - Class B ‡	37,900	1,127
Metals & Mining - 1.0%
Southern Copper Corp.	85,200	2,804

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Large Core Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts except share amounts in thousands)

	Shares	Value

Multiline Retail - 1.0%
Macy’s, Inc.	102,600	$1,720
Target Corp.	22,500	1,088
Multi - Utilities - 2.2%
DTE Energy Co.	38,000	1,656
Public Service Enterprise Group, Inc.	59,200	1,968
Sempra Energy	45,300	2,537
Oil, Gas & Consumable Fuels - 11.1%
Apache Corp.	11,000	1,135
Chevron Corp.	98,700	7,599
ConocoPhillips	105,900	5,408
Exxon Mobil Corp.	178,300	12,158
Marathon Oil Corp.	94,700	2,957
Murphy Oil Corp.	34,400	1,864
Paper & Forest Products - 0.5%
International Paper Co.	48,300	1,293
Pharmaceuticals - 4.9%
Eli Lilly & Co.	29,600	1,057
Forest Laboratories, Inc. ‡	60,900	1,955
Johnson & Johnson	124,000	7,987
Pfizer, Inc.	156,400	2,845
Real Estate Management & Development - 0.4%
Brookfield Asset Management, Inc. - Class A	51,900	1,151
Road & Rail - 0.7%
Union Pacific Corp.	32,000	2,045
Semiconductors & Semiconductor Equipment - 3.0%
Intel Corp.	219,200	4,472
Texas Instruments, Inc.	148,900	3,880
Software - 5.7%
Microsoft Corp.	290,100	8,844
Oracle Corp.	141,600	3,475
Symantec Corp. ‡	186,000	3,328
Specialty Retail - 2.0%
Best Buy Co., Inc.	27,900	1,101
Gap, Inc.	112,800	2,363
TJX Cos., Inc.	62,100	2,270
Textiles, Apparel & Luxury Goods - 1.6%
Coach, Inc.	89,300	3,262
Polo Ralph Lauren Corp.	16,700	1,352
Thrifts & Mortgage Finance - 1.0%
Hudson City Bancorp, Inc.	200,300	2,750
Tobacco - 1.4%
Philip Morris International, Inc.	80,400	3,874

Total Common Stocks (cost $257,470)		276,657

	Principal	Value

REPURCHASE AGREEMENT - 1.3%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $3,726 on 01/04/2010. Collateralized by US Treasury Bill, 0.19%, due 06/24/10, with a value of $3,802.	$3,726	3,726
Total Repurchase Agreement (cost $3,726)

	Shares	Value

SECURITIES LENDING COLLATERAL - 0.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	1,784,160	$1,784
Total Securities Lending Collateral (cost $1,784)

Total Investment Securities (cost $262,980) #		282,167
Other Assets and Liabilities - Net		(1,271)

Net Assets		$280,896

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Large Core Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts in thousands)
NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non–income producing security.
^	All or a portion of this security is on loan. The value of all securities on loan is $1,739.
▲	Rate shown reflects the yield at 12/31/2009.
#	Aggregate cost for federal income tax purposes is $284,785. Aggregate gross unrealized appreciation (depreciation) for all securities in which there is an excess of value over tax cost were $44 and $(2,662), respectively. Net unrealized depreciation for tax purposes is $2,618.
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$25,094	$–	$–	$25,094
Equities - Consumer Staples	31,806		–	31,806
Equities - Energy	32,216	–	–	32,216
Equities - Financials	39,258	–	–	39,258
Equities - Health Care	37,627	–	–	37,627
Equities - Industrials	26,139	–	–	26,139
Equities - Information Technology	56,047	–	–	56,047
Equities - Materials	7 815	–	–	7 815
Equities - Telecommunication Services	10,708	–	–	10,708
Equities - Utilities	9947	–	–	9947
Cash & Cash Equivalent - Repurchase Agreement	–	3,726	–	3,726
Cash & Cash Equivalent - Securities Lending Collateral	1,784	–	–	1,784
Total	$278,441	$3,726	$–	$282,167

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Large Growth Portfolio

SCHEDULE OF INVESTMENTS
At December 31, 2009
(all amounts except share amounts in thousands)

	Shares	Value

PREFERRED STOCK - 0.3%
Diversified Financial Services - 0.3%
Bank of America Corp., 10.00% ▲ Ž	293,000	$4,372
Total Preferred Stock (cost $4,503)

	Shares	Value

COMMON STOCKS - 99.1%
Aerospace & Defense - 2.3%
Boeing Co.	97,431	5,273
General Dynamics Corp.	17,100	1,166
Goodrich Corp.	13,400	861
Honeywell International, Inc.	73,432	2,879
Lockheed Martin Corp.	21,374	1,611
Northrop Grumman Corp.	24,300	1,357
Precision Castparts Corp.	36,538	4,032
Raytheon Co.	73,286	3,776
United Technologies Corp.	137,600	9,550
Air Freight & Logistics - 0.4%
CH Robinson Worldwide, Inc.	34,100	2,003
United Parcel Service, Inc. -Class B	66,200	3,798
Auto Components - 0.4%
Goodyear Tire & Rubber Co. ‡	84,500	1,191
Johnson Controls, Inc.	167,600	4,566
Beverages - 1 .3%
Coca-Cola Co.	110,904	6,322
PepsiCo, Inc.	178,069	10,826
Biotechnology - 2.2%
Amgen, Inc. ‡	84,600	4,786
Amylin Pharmaceuticals, Inc. ‡	64,050	909
Celgene Corp. ‡	141,400	7,873
Gilead Sciences, Inc. ‡	280,330	12,133
Vertex Pharmaceuticals, Inc. ‡	79,100	3,389
Building Products - 0.1%
Masco Corp.	85,900	1,186
Capital Markets - 3.1%
Ameriprise Financial, Inc.	26,400	1,025
Charles Schwab Corp.	462,800	8,710
Federated Investors, Inc. -Class B	35,900	987
Goldman Sachs Group, Inc.	123,285	20,815
Janus Capital Group, Inc.	41,600	560
Jefferies Group, Inc. ‡	33,800	802
Morgan Stanley	161,280	4,774
State Street Corp.	81,395	3,544
Waddell & Reed Financial, Inc. -Class A	11,900	363
Chemicals - 1.7%
Air Products & Chemicals, Inc.	7,700	624
Albemarle Corp.	26,300	957
Celanese Corp. -Class A, Series A	49,300	1,583
E.I. du Pont de Nemours & Co.	54,700	1,842
Ecolab, Inc.	43,000	1,917
FMC Corp.	6,229	347
Lubrizol Corp.	19,500	1,423
Monsanto Co.	65,900	5,387
Mosaic Co.	48,709	2,909
Praxair, Inc.	70,800	5,685
Sigma-Aldrich Corp.	12,600	637
Commercial Banks - 0.6%
Itau Unibanco Holding SA ADR	181,536	4,146

	Shares	Value

Commercial Banks - 0.6% (continued)
Wells Fargo & Co.	133,082	$3,592
Commercial Services & Supplies - 0.2%
Republic Services, Inc. -Class A	30,600	866
RR Donnelley & Sons Co.	53,400	1,190
Communications Equipment - 7.1%
Cisco Systems, Inc. ‡	1,836,368	43,962
Corning, Inc.	32,500	628
Emulex Corp. ‡	345,774	3,769
Juniper Networks, Inc. ‡	414,528	11,055
Motorola, Inc. ‡	469,294	3,642
QUALCOMM, Inc.	615,823	28,487
Riverbed Technology, Inc. ‡	155,077	3,562
Computers & Peripherals - 12.3%
Apple, Inc. ‡	271,719	57,296
Dell, Inc. ‡	317,161	4,554
Diebold, Inc.	20,300	578
EMC Corp./Massachusetts ‡	519,053	9,068
Hewlett-Packard Co.	411,113	21,176
International Business Machines Corp.	233,204	30,527
NCR Corp. ‡	83,500	929
NetApp, Inc. ‡	570,958	19,635
QLogic Corp. ‡	591,585	11,163
SanDisk Corp. ‡	273,859	7,939
Teradata Corp. ‡	75,077	2,360
Construction & Engineering - 0.1%
Fluor Corp.	25,150	1,133
Shaw Group, Inc. ‡	21,600	621
Consumer Finance - 0.2%
American Express Co.	38,400	1,555
Capital One Financial Corp.	28,000	1,074
Containers & Packaging - 0.1%
Owens-Illinois, Inc. ‡	21,300	700
Diversified Consumer Services - 0.4%
Apollo Group, Inc. -Class A ‡	68,658	4,160
ITT Educational Services, Inc. ‡	8,716	836
Weight Watchers International, Inc.	23,600	688
Diversified Financial Services - 0.4%
JPMorgan Chase & Co.	109,700	4,571
NYSE Euronext	30,500	772
Diversified Telecommunication Services - 0.2%
Brasil Telecom SA ADR ‡	61,317	1,786
TW Telecom, Inc. -Class A ‡	49,400	847
Electric Utilities - 0.2%
DPL, Inc.	37,200	1,027
FPL Group, Inc.	13,600	718
NV Energy, Inc.	93,000	1,151
Electrical Equipment - 0.8%
Emerson Electric Co.	210,028	8,947
Hubbell, Inc. -Class B	22,700	1,074
Thomas & Belts Corp. ‡	20,900	748
Electronic Equipment & Instruments - 0.4%
Agilent Technologies, Inc. ‡	123,600	3,840
Arrow Electronics, Inc. ‡	47,300	1,401
Molex, Inc.	34,800	750
Energy Equipment & Services - 2.6%
Baker Hughes, Inc.	146,099	5,913

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Large Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts in thousands)

	Shares	Value

Energy Equipment & Services - 2.6% (continued)
Diamond Offshore Drilling, Inc.	38,067	$3,747
Dresser-Rand Group, Inc. ‡	24,700	781
Oceaneering International, Inc. ‡	85,384	4,997
Schlumberger, Ltd.	177,148	11,530
Smith International, Inc.	159,918	4,345
Transocean, Ltd. ‡	40,467	3,351
Food & Staples Retailing - 1.7%
Costco Wholesale Corp.	149,500	8,846
Sysco Corp.	89,088	2,489
Walgreen Co.	43,700	1,605
Wal-Mart Stores, Inc.	183,336	9,799
Whole Foods Market, Inc. ‡	21,700	596
Food Products - 1.0%
Archer-Daniels-Midland Co.	60,800	1,904
Dean Foods Co. ‡	52,000	938
Hershey Co.	29,300	1,049
HJ Heinz Co.	38,900	1,663
Unilever PLC	233,300	7,478
Health Care Equipment & Supplies - 3.1%
Alcon, Inc.	69,600	11,439
Baxter International, Inc.	173,600	10,187
CR Bard, Inc.	39,069	3,043
Hospira, Inc. ‡	41,081	2,095
Intuitive Surgical, Inc. ‡	9,353	2,837
Inverness Medical Innovations, Inc. ‡	13,800	573
Medtronic, Inc.	246,769	10,853
Health Care Providers & Services - 2.3%
AmerisourceBergen Corp. -Class A	66,476	1,733
Coventry Health Care, Inc. ‡	54,000	1,312
Express Scripts, Inc. ‡	38,500	3,328
Health Management Associates, Inc.- Class A ‡	137,600	1,000
Henry Schein, Inc. ‡	14,500	763
Humana, Inc. ‡	43,822	1,923
McKesson Corp.	27,415	1,713
Medco Health Solutions, Inc. ‡	252,200	16,119
Patterson Cos., Inc. ‡	21,500	602
Universal Health Services, Inc. -Class B	19,400	592
WellPoint, Inc. ‡	21,400	1,247
Hotels, Restaurants & Leisure - 2.0%
Bally Technologies, Inc. ‡	76,781	3,170
Darden Restaurants, Inc.	20,900	733
Las Vegas Sands Corp. ‡^	306,394	4,578
Marriott International, Inc. -Class A	164,870	4,493
McDonald’s Corp.	75,700	4,727
Starbucks Corp. ‡	250,920	5,785
Wendy’s/Arby’s Group, Inc.	134,900	633
Yum! Brands, Inc.	65,600	2,294
Household Durables - 0.2%
Leggett & Platt, Inc.	38,600	787
Newell Rubbermaid, Inc.	52,400	787
Snap-On, Inc.	18,600	786
Household Products - 1.3%
Clorox Co.	27,000	1,647
Colgate-Palmolive Co.	98,300	8,075
Kimberly-Clark Corp.	13,700	873

	Shares	Value

Household Products - 1.3% (continued)
Procter & Gamble Co.	120,500	$7,306
Independent Power Producers & Energy Traders -0.1%
AES Corp. ‡	75,700	1,008
Industrial Conglomerates - 0.7%
3M Co.	37,800	3,125
General Electric Co.	312,039	4,721
McDermott International, Inc. ‡	66,400	1,594
Insurance - 1.2%
Aflac, Inc.	51,300	2,373
Arthur J. Gallagher & Co.	47,600	1,071
Endurance Specialty Holdings, Ltd.	24,600	916
Genworth Financial, Inc. -Class A ‡	70,200	797
Lincoln National Corp.	282,079	7,019
Principal Financial Group, Inc.	53,300	1,281
Prudential Financial, Inc.	29,300	1,458
Reinsurance Group of America, Inc.- Class A	16,000	762
WR Berkley Corp.	35,800	882
Internet & Catalog Retail - 2.4%
Amazon.com, Inc. ‡	212,905	28,640
Expedia, Inc. ‡	164,020	4,217
Internet Software & Services - 5.3%
Baidu, Inc. ADR ‡	10,703	4,401
eBay, Inc. ‡	256,435	6,036
Google, Inc. -Class A ‡	81,870	50,759
Netease.com ADR ‡	68,801	2,588
Sohu.com, Inc. ‡	49,021	2,808
Tencent Holdings, Ltd.	178,100	3,856
IT Services - 3.2%
Automatic Data Processing, Inc.	63,600	2,723
Cognizant Technology Solutions Corp.- Class A ‡	36,100	1,635
Convergys Corp. ‡	58,800	632
Fiserv, Inc. ‡	17,800	863
Mastercard, Inc. -Class A	57,809	14,798
Visa, Inc. -Class A	209,846	18,354
Western Union Co.	210,098	3,960
Leisure Equipment & Products - 0.1%
Hasbro, Inc.	19,502	625
Mattel, Inc.	57,900	1,157
Life Sciences Tools & Services - 0.6%
Illumina, Inc. ‡^	68,400	2,096
Life Technologies Corp. ‡	35,523	1,855
Techne Corp.	21,000	1,440
Waters Corp. ‡	48,440	3,002
Machinery -4.0%
Caterpillar, Inc.	219,699	12,520
Crane Co.	44,500	1,363
Cummins, Inc.	156,712	7,187
Dover Corp.	206,162	8,578
Harsco Corp.	18,400	593
Illinois Tool Works, Inc.	122,209	5,865
Ingersoll-Rand PLC	141,634	5,062
ITT Corp.	21,100	1,050
Joy Global, Inc.	101,926	5,258
Parker Hannifin Corp.	117,931	6,354

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Large Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts in thousands)

	Shares	Value

Media -1.2%
Comcast Corp. -Class A	84,364	$1,422
DIRECTV -Class A ‡	59,000	1,968
Omnicom Group, Inc.	41,000	1,605
Scripps Networks Interactive, Inc. -Class A	74,933	3,110
Walt Disney Co.	253,800	8,185
Metals & Mining -1.3%
Barrick Gold Corp.	97,816	3,852
Newmont Mining Corp.	48,500	2,295
Nucor Corp.	150,632	7,026
Schnitzer Steel Industries, Inc. -Class A	20,400	973
Southern Copper Corp.	106,034	3,490
Multiline Retail -1.3%
Big Lots, Inc. ‡	21,200	614
Dollar General Corp. ‡	39,000	875
Dollar Tree, Inc. ‡	20,100	971
Kohl’s Corp. ‡	113,500	6,121
Target Corp.	176,100	8,518
Multi-Utilities - 0.2%
CenterPoint Energy, Inc.	90,400	1,311
Integrys Energy Group, Inc.	23,500	987
Oil, Gas & Consumable Fuels - 3.4%
Apache Corp.	30,200	3,116
Consol Energy, Inc.	12,900	642
Exxon Mobil Corp.	107,793	7,351
Noble Energy, Inc.	76,036	5,415
Occidental Petroleum Corp.	206,440	16,795
Petroleo Brasileiro SA ADR	110,300	5,259
Quicksilver Resources, Inc. ‡	42,900	644
Southwestern Energy Co. ‡	119,290	5,750
St. Mary Land & Exploration Co.	21,100	722
Tesoro Corp.	41,800	566
Personal Products - 0.2%
Avon Products, Inc.	49,400	1,556
Herbalife, Ltd.	37,800	1,534
Pharmaceuticals - 4.9%
Abbott Laboratories	195,158	10,537
Bristol-Myers Squibb Co.	131,450	3,319
Eli Lilly & Co.	196,467	7,016
Johnson & Johnson	168,835	10,875
Merck & Co., Inc.	74,690	2,729
Mylan, Inc. ‡	165,600	3,052
Novartis AG ADR	86,500	4,708
Pfizer, Inc.	246,900	4,491
Roche Holding AG ADR	109,200	4,608
Shire PLC ADR	86,200	5,060
Teva Pharmaceutical Industries, Ltd. ADR	153,300	8,612
Valeant Pharmaceuticals International ‡	43,900	1,396
Road & Rail - 0.6%
Norfolk Southern Corp.	1,000	52
Union Pacific Corp.	119,700	7,649
Semiconductors & Semiconductor Equipment- 5.3%
Advanced Micro Devices, Inc. ‡	460,600	4,459
Altera Corp.	399,508	9,041
Analog Devices, Inc.	304,623	9,620
Cree, Inc. ‡	53,800	3,033

	Shares	Value

Semiconductors & Semiconductor Equipment- 5.3% (continued)
Intel Corp.	833,739	$17,008
Intersil Corp. -Class A	429,372	6,587
Microchip Technology, Inc.	24,100	700
Novellus Systems, Inc. ‡	53,000	1,237
Texas Instruments, Inc.	310,992	8,104
Xilinx, Inc.	437,841	10,972
Software - 8.8%
Adobe Systems, Inc. ‡	314,800	11,578
BMC Software, Inc. ‡	113,661	4,558
CA, Inc.	32,500	730
Check Point Software Technologies ‡	115,045	3,898
Electronic Arts, Inc. ‡	74,700	1,326
Longtop Financial Technologies, Ltd. ADR ‡	88,477	3,275
Microsoft Corp.	1,949,672	59,446
Novell, Inc. ‡	237,800	987
Oracle Corp.	783,102	19,217
Salesforce.com, Inc. ‡	82,210	6,065
Shanda Interactive Entertainment, Ltd. ADR ‡^	56,652	2,980
Solarwinds, Inc. ‡^	74,100	1,705
Synopsys, Inc. ‡	43,835	977
VMware, Inc. -Class A ‡	39,700	1,682
Specialty Retail - 3.4%
Aaron’s, Inc. ^	31,100	862
Abercrombie & Fitch Co. -Class A	106,670	3,717
Advance Auto Parts, Inc.	96,534	3,908
Aeropostale, Inc. ‡	34,900	1,188
AutoNation, Inc. ‡^	46,100	883
AutoZone, Inc. ‡	9,600	1,517
Best Buy Co., Inc.	83,824	3,308
Buckle, Inc. ^	69,394	2,032
Chico’s FAS, Inc. ‡	108,800	1,529
Foot Locker, Inc.	93,900	1,046
Gap, Inc.	84,200	1,764
Guess?, Inc.	66,073	2,795
Limited Brands, Inc.	61,700	1,187
Penske Automotive Group, Inc. ‡	56,600	859
RadioShack Corp.	59,100	1,152
Ross Stores, Inc.	31,300	1,337
Sherwin-Williams Co.	16,200	999
Staples, Inc.	93,600	2,302
Tiffany & Co.	80,000	3,440
TJX Cos., Inc.	134,567	4,919
Urban Outfitters, Inc. ‡	106,266	3,718
Williams-Sonoma, Inc.	37,900	788
Textiles, Apparel & Luxury Goods - 1.3%
Coach, Inc.	190,410	6,956
Nike, Inc. -Class B	137,400	9,077
Phillips-Van Heusen Corp.	24,700	1,005
Thrifts & Mortgage Finance - 0.1%
Hudson City Bancorp, Inc.	94,100	1,292
Tobacco - 0.7%
Altria Group, Inc.	89,002	1,747
Philip Morris International, Inc.	154,402	7,440

The notes to the financial statements are an integral part of this report

Transamerica Partners Portfolios	Annual Report 2009

Large Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts in thousands)

	Shares	Value

Wireless Telecommunication Services - 0.1%
Nll Holdings, Inc. ‡	33,700	$1,132

Total Common Stocks (cost $1,156,735)		1,329,108

	Principal	Value

REPURCHASE AGREEMENT - 0.6%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $7,961 on 01/04/2010. Collateralized by US Treasury Bill, 0.19%, due 06/24/10, with a value of $8,128.	$7,961	7,961
Total Repurchase Agreement (cost $7,961)

	Shares	Value

SECURITIES LENDING COLLATERAL - 0.7%
State Street Navigator Securities Lending Trust – Prime Portfolio, 0.24% ▲	8,799,736	8,800
Total Securities Lending Collateral (cost $8,800)

Total Investment Securities (cost $1,177,999) #		1,350,241
Other Assets and Liabilities – Net		(8,721)

Net Assets		$1,341,520

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Large Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts in thousands)
NOTES TO SCHEDULE OF INVESTMENTS:

▲	Rate shown reflects the yield at 1213112009.
Ž	The security has a perpetual maturity. The date shown is the next call date.
‡	Non-income producing security.
^	All or a portion of this security is on loan. The value of all securities on loan is $8,606.
#	Aggregate cost for federal income tax purposes is $1,230,901. Aggregate gross unrealized appreciation (depreciation) for all securities in which there is an excess of value over tax cost were $188,584 and $(69,244), respectively. Net unrealized appreciation for tax purposes is $119,340.
DEFINITIONS:

ADR	American Depositary Receipt
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities – Consumer Discretionary	$170,530	$–	$–	$170,530
Equities – Consumer Staples	76,216	7,478	–	83,694
Equities – Energy	80,924	–	–	80,924
Equities – Financials	79,513	–	–	79,513
Equities – Health Care	175,244	–	–	175,244
Equities – Industrials	123,042	–	–	123,042
Equities – Information Technology	536,576	3,856	–	540,432
Equities – Materials	41,647	–	–	41,647
Equities – Telecommunication Services	32,252	–	–	32,252
Equities – Utilities	6,202	–	–	6,202
Cash & Cash Equivalent – Repurchase Agreement	–	7,961	–	7,961
Cash & Cash Equivalent – Securities Lending Collateral	8,800	–	–	8,800
Total	$1,330,946	$19,295	$–	$1,350,241

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Mid Value Portfolio

SCHEDULE OF INVESTMENTS
At December 31, 2009
(all amounts except share amounts in thousands)

	Shares	Value

COMMON STOCKS - 96.1%
Aerospace & Defense - 1 .9%
Alliant Techsystems, Inc. ‡	27,400	$2,419
Goodrich Corp.	30,550	1,963
L-3 Communications Holdings, Inc.	53,200	4,626
Precision Castparts Corp.	55,400	6,112
Auto Components - 0.4%
WABCO Holdings, Inc.	111,200	2,868
Beverages- 1.1%
Brown-Forman Corp. - Class B	45,500	2,437
Molson Coors Brewing Co. - Class B	137,100	6,192
Capital Markets - 3.0%
Affiliated Managers Group, Inc. ‡	22,600	1,522
Ameriprise Financial, Inc.	35,200	1,366
Legg Mason, Inc.	217,800	6,569
Northern Trust Corp.	43,300	2,269
State Street Corp.	203,950	8,880
T. Rowe Price Group, Inc.	66,500	3,541
Chemicals - 4.5%
Air Products & Chemicals, Inc.	94,900	7,692
Airgas, Inc.	86,100	4,098
Albemarle Corp.	145,600	5,295
Celanese Corp. - Class A	149,400	4,796
FMC Corp.	124,500	6,942
PPG Industries, Inc.	71,500	4,186
Sigma-Aldrich Corp.	74,000	3,739
Commercial Banks - 5.3%
Bancorpsouth, Inc. ∧	62,900	1,476
BB&T Corp.	143,400	3,638
City National Corp.	44,100	2,011
Cullen/Frost Bankers, Inc.	66,600	3,330
Fifth Third Bancorp	782,800	7,632
KeyCorp	182,600	1,013
M&T Bank Corp. ∧	109,900	7,351
SunTrust Banks, Inc.	615,600	12,491
TCF Financial Corp. ∧	207,400	2,825
Zions Bancorporation ∧	83,400	1,070
Commercial Services & Supplies - 0.9%
Republic Services, Inc. - Class A	254,700	7,211
Communications Equipment - 0.8%
Brocade Communications Systems, Inc. ‡	815,500	6,222
Computers & Peripherals - 1.3%
Lexmark International, Inc. - Class A ‡	90,742	2,357
Seagate Technology	446,000	8,113
Construction & Engineering - 0.3%
URS Corp. ‡	45,800	2,039
Construction Materials - 0.2%
Vulcan Materials Co.	31,100	1,638
Containers & Packaging - 1.6%
Ball Corp.	113,600	5,873
Crown Holdings, Inc. ‡	270,700	6,925
Distributors - 0.5%
Genuine Parts Co.	116,300	4,415
Diversified Consumer Services - 0.6%
H&R Block, Inc.	200,700	4,540
Diversified Telecommunication Services - 0.9%
CenturyTel, Inc.	131,500	4,761
Windstream Corp. ∧	214,800	2,361

	Shares	Value

Electric Utilities - 5.2%
Allegheny Energy, Inc.	160,600	$3,771
American Electric Power Co., Inc.	431,900	15,026
DPL, Inc.	202,100	5,578
Entergy Corp.	75,700	6,195
Westar Energy, Inc.	238,600	5,182
Wisconsin Energy Corp.	119,800	5,970
Electrical Equipment - 1.6%
Cooper Industries PLC - Class A	228,400	9,739
Roper Industries, Inc.	59,000	3,090
Electronic Equipment & Instruments - 3.1%
Amphenol Corp. - Class A	252,300	11,652
Arrow Electronics, Inc. ‡	132,900	3,935
Avnet, Inc. ‡	133,500	4,026
Tyco Electronics, Ltd.	235,800	5,789
Energy Equipment & Services - 1.4%
Baker Hughes, Inc.	151,500	6,133
Weatherford International, Ltd. ‡	293,700	5,260
Food & Staples Retailing - 0.8%
Safeway, Inc.	300,600	6,400
Food Products -1.9%
HJ Heinz Co.	112,800	4,823
JM Smucker Co.	99,600	6,151
McCormick & Co., Inc.	108,750	3,929
Gas Utilities - 2.2%
Energen Corp.	155,500	7,278
EOT Corp.	127,600	5,604
Oneok, Inc.	111,000	4,947
Health Care Equipment & Supplies - 5.7%
Becton Dickinson and Co.	84,800	6,687
CR Bard, Inc.	117,450	9,149
St. Jude Medical, Inc. ‡	269,000	9,894
Stryker Corp.	167,600	8,442
Zimmer Holdings, Inc. ‡	203,100	12,006
Health Care Providers & Services - 2.2%
Community Health Systems, Inc. ‡	125,300	4,461
Coventry Health Care, Inc. ‡	163,200	3,964
Lincare Holdings, Inc. ‡	187,400	6,956
VCAAntech, Inc. ‡	90,100	2,245
Hotels, Restaurants & Leisure - 0.9%
Darden Restaurants, Inc.	92,399	3,241
Marriott International, Inc. - Class A ∧	92,366	2,517
Yum! Brands, Inc.	40,500	1,416
Household Durables - 2.7%
Fortune Brands, Inc.	142,500	6,156
Jarden Corp.	81,500	2,519
Snap-On, Inc.	49,900	2,109
Stanley Works ∧	218,900	11,275
Household Products - 0.7%
Clorox Co.	49,200	3,002
Energizer Holdings, Inc. ‡	48,000	2,941
Industrial Conglomerates - 1.9%
Carlisle Cos., Inc.	117,300	4,019
Tyco International, Ltd. ‡	333,800	11,909
Insurance - 7.9%
AON Corp.	174,800	6,702
Assurant, Inc.	327,200	9,646
Cincinnati Financial Corp.	244,000	6,403

The notes to the financials statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Mid Value Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts except share amounts in thousands)

	Shares	Value

Insurance - 7.9% (continued)
Loews Corp.	164,000	$5,961
Old Republic International Corp.	659,100	6,617
OneBeacon Insurance Group, Ltd. - Class A	142,200	1,960
Principal Financial Group, Inc.	444,700	10,690
Transatlantic Holdings, Inc.	100,300	5,227
WR Berkley Corp.	167,400	4,125
XL Capital, Ltd. - Class A	369,100	6,766
Internet & Catalog Retail - 0.3%
Expedia, Inc. ‡	99,700	2,563
IT Services - 0.7%
Western Union Co.	313,400	5,908
Machinery - 0.3%
Cummins, Inc.	61,200	2,807
Media - 3.8%
Cablevision Systems Corp. - Class A	133,800	3,455
DIRECTV - Class A ‡	238,857	7,965
Omnicom Group, Inc.	310,500	12,155
Scripps Networks Interactive, Inc. - Class A	78,400	3,254
Washington Post Co. - Class B	8,200	3,605
Metals & Mining - 0.9%
Allegheny Technologies, Inc.	168,100	7,526
Multiline Retail - 0.1%
Dollar General Corp. ‡	37,700	846
Multi-Utilities - 3.4%
CMS Energy Corp. ∧	847,700	13,275
NSTAR	84,400	3,106
PG&E Corp.	120,700	5,389
Xcel Energy, Inc.	283,400	6,014
Oil, Gas & Consumable Fuels - 5.4%
CVR Energy, Inc. ‡	117,900	809
Denbury Resources, Inc. ‡	439,600	6,506
Devon Energy Corp.	86,800	6,380
Hess Corp.	107,900	6,528
Kinder Morgan Management LLC ‡	95,595	5,223
Nexen, Inc. ∧	270,000	6,461
Teekay Corp.	164,100	3,809
Williams Cos., Inc.	371,200	7,825
Paper & Forest Products - 0.8%
International Paper Co.	229,000	6,133
Personal Products - 0.5%
Mead Johnson Nutrition Co. - Class A	95,500	4,173
Professional Services - 1.7%
Dun & Bradstreet Corp.	59,100	4,986
Manpower, Inc.	159,650	8,714
Real Estate Investment Trusts - 2.1%
Kimco Realty Corp.	305,600	4,135
Public Storage	25,000	2,036
Regency Centers Corp.	97,000	3,401
Ventas, Inc.	77,100	3,372
Vornado Realty Trust	59,237	4,143
Real Estate Management & Development - 0.4%
Brookfield Properties Corp.	251,600	3,049
Road & Rail - 0.7%
JB Hunt Transport Services, Inc.	117,200	3,782
Norfolk Southern Corp.	31,700	1,662
Semiconductors & Semiconductor Equipment - 2.0%
Analog Devices, Inc.	190,400	6,013

	Shares	Value

Semiconductors & Semiconductor Equipment - 2.0% (continued)
Avago Technologies, Ltd. ‡	125,499	$2,295
LSI Corp. ‡	1,364,800	8,203
Software - 4.5%
BMC Software, Inc. ‡	204,400	8,196
Electronic Arts, Inc. ‡	484,600	8,602
Jack Henry & Associates, Inc.	191,100	4,418
Parametric Technology Corp. ‡	448,450	7,328
Sybase, Inc. ‡	115,400	5,008
Synopsys, Inc. ‡	116,200	2,589
Specialty Retail - 3.7%
AutoNation, Inc. ‡∧	125,000	2,394
AutoZone, Inc. ‡	23,500	3,715
Bed Bath & Beyond, Inc. ‡	67,800	2,619
Gap, Inc.	298,000	6,243
Sherwin-Williams Co.	87,400	5,388
Staples, Inc.	103,000	2,533
Tiffany & Co.	86,100	3,702
TJX Cos., Inc.	96,900	3,542
Textiles, Apparel & Luxury Goods - 0.4%
V.F. Corp.	47,400	3,472
Thrifts & Mortgage Finance - 1.6%
People’s United Financial, Inc.	760,849	12,706
Tobacco - 0.3%
Lorillard, Inc.	32,500	2,607
Water Utilities - 0.5%
American Water Works Co., Inc.	176,400	3,953
Wireless Telecommunication Services - 0.5%
Telephone & Data Systems, Inc. - Class L	139,800	4,222

Total Common Stocks (cost $711,701)		777,030

	Principal	Value

REPURCHASE AGREEMENT - 3.8%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $30,653 on 01/04/2010. Collateralized by various US Treasury Bills, 0.04%-0.19%, due 03/18/10-06/24/10, with a total value of $31,272.	$30,653	30,653
Total Repurchase Agreement (cost $30,653)

	Shares	Value

SECURITIES LENDING COLLATERAL - 3.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	28,664,405	28,664
Total Securities Lending Collateral (cost $28,664)

Total Investment Securities (cost $771,018) #		836,347
Other Assets and Liabilities - Net		(27,686)

Net Assets		$808,661

The notes to the financials statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Mid Value Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts except share amounts in thousands)
NOTES TO SCHEDULE OF INVESTMENTS:
‡	Non-income producing security.

∧	All or a portion of this security is on loan. The value of all securities on loan is $28,028.

▲	Rate shown reflects the yield at 12/31/2009.

#	Aggregate cost for federal income tax purposes is $787,356. Aggregate gross unrealized appreciation (depreciation) for all securities in which there is an excess of value over tax cost were $64,574 and $(15,583), respectively. Net unrealized appreciation for tax purposes is $48,991.
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total

Equities - Consumer Discretionary	$1,08,507	$–	$–	$108,507

Equities - Consumer Staples	42,655	–	–	42,655

Equities - Energy	54,934	–	–	54,934

Equities - Financials	163,923	–	–	163,923

Equities - Health Care	63,804	–	–	63,804

Equities - Industrials	75 078	–	–	75 078

Equities - Information Technology	100,654	–	–	100,654

Equities - Materials	64,843	–	–	64,843

Equities - Telecommunication Services	11,344	–	–	11,344

Equities - Utilities	91 288	–	–	91 288

Cash & Cash Equivalent - Repurchase Agreement	–	30,653	–	30,653

Cash & Cash Equivalent - Securities Lending Collateral	28,664	–	–	28,664

Total	$805,694	$30,653	$–	$836,347

The notes to the financials statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Mid Growth Portfolio

SCHEDULE OF INVESTMENTS
At December 31, 2009
(all amounts except share amounts in thousands)

	Shares	Value

COMMON STOCKS - 99.6%
Auto Components - 1.7%
Gentex Corp.	241,000	$4,302
Biotechnology - 1.4%
Alexion Pharmaceuticals, Inc. ‡	73,549	3,591
Capital Markets - 2.0%
T. Rowe Price Group, Inc.	95,535	5,087
Communications Equipment - 5.2%
F5 Networks, Inc. ‡	152,036	8,056
Harris Corp.	108,000	5,135
Consumer Finance - 2.2%
Capital One Financial Corp.	141,300	5,418
Containers & Packaging - 1.3%
Packaging Corp. of America	138,000	3,175
Electronic Equipment & Instruments - 4.3%
Dolby Laboratories, Inc. -Class A ‡	115,000	5,489
FLIR Systems, Inc. ‡	166,170	5,437
Food Products -1.3%
JM Smucker Co.	53,000	3,273
Health Care Equipment & Supplies - 6.2%
Beckman Coulter, Inc.	72,455	4,741
CareFusion Corp. ‡	148,355	3,710
Cooper Cos., Inc.	67,000	2,554
Edwards Lifesciences Corp. ‡	51,260	4,452
Health Care Providers & Services - 4.5%
Aetna, Inc.	114,000	3,614
Emergency Medical Services Corp. -
Class A ‡	74,288	4,023
Express Scripts, Inc. ‡	43,439	3,755
Health Care Technology - 1.7%
CernerCorp. ‡∧	52,650	4,340
Hotels, Restaurants & Leisure - 2.9%
Ctrip.com International, Ltd. ADR ‡	39,705	2,853
Panera Bread Co. -Class A ‡	65,000	4,353
Household Durables - 2.7%
Harman International Industries, Inc.	72,000	2,540
Newell Rubbermaid, Inc.	291,270	4,372
Industrial Conglomerates - 1.6%
Textron, Inc.	208,445	3,921
Internet Software & Services - 3.6%
Equinix, Inc. ‡	43,763	4,646
VistaPrint NV ‡∧	76,000	4,306
IT Services - 3.7%
Cognizant Technology Solutions Corp. -
Class A ‡	86,780	3,931
Global Payments, Inc.	97,790	5,267
Life Sciences Tools & Services - 2.0%
Life Technologies Corp. ‡	97,435	5,089
Machinery - 5.0%
Bucyrus International, Inc. -Class A	67,000	3,777
Ingersoll-Rand PLC	146,895	5,250
Joy Global, Inc.	70,405	3,632
Media -1.7%
Interpublic Group of Cos., Inc. ‡	580,555	4,284
Metals & Mining - 0.9%
Silver Wheaton Corp. ‡	158,186	2,376
Multiline Retail -1.7%
Kohl’s Corp. ‡	78,725	4,246

	Shares	Value

Oil, Gas & Consumable Fuels - 5.7%
Continental Resources, Inc. ‡	86,960	$3,730
Range Resources Corp.	66,865	3,333
St. Mary Land & Exploration Co.	102,960	3,525
Whiting Petroleum Corp. ‡	52,030	3,718
Personal Products - 1.0%
Avon Products, Inc.	81,080	2,554
Pharmaceuticals - 5.7%
Mylan, Inc. ‡	294,330	5,425
Shire PLC ADR	84,000	4,931
Warner Chilcott PLC -Class A ‡	135,000	3,843
Professional Services - 2.1%
Manpower, Inc.	96,010	5,240
Road & Rail - 2.3%
Kansas City Southern ‡	173,450	5,774
Semiconductors & Semiconductor Equipment - 8.2%
Broadcom Corp. -Class A ‡	172,585	5,428
Cree, Inc. ‡	119,985	6,763
NVIDIA Corp. ‡	320,570	5,988
Rambus, Inc. ‡∧	114,000	2,782
Software - 5.0%
ANSYS, Inc. ‡	108,080	4,697
Longtop Financial Technologies, Ltd.
ADR ‡	77,200	2,858
Salesforce.com, Inc. ‡	67,715	4,995
Specialty Retail - 6.6%
Chico’s FAS, Inc. ‡	184,000	2,585
Gap, Inc.	269,375	5,644
Guess?, Inc.	91,400	3,866
TJX Cos., Inc.	124,905	4,566
Textiles, Apparel & Luxury Goods - 2.9%
Coach, Inc.	94,145	3,439
Fossil, Inc. ‡	111,959	3,757
Wireless Telecommunication Services - 2.5%
Crown Castle International Corp. ‡	160,474	6,265

Total Common Stocks (cost $212,398)		250,701

	Principal	Value

REPURCHASE AGREEMENT - 0.5%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $1,229 on 01/04/2010. Collateralized by US Treasury Bill, 0.19%, due 06/24/10, with a value of $1,254.	$1,229	1,229
Total Repurchase Agreement (cost $1,229)

	Shares	Value

SECURITIES LENDING COLLATERAL - 0.9%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	2,386,900	2,387
Total Securities Lending Collateral (cost $2,387)

Total Investment Securities (cost $216,014) #		254,317
Other Assets and Liabilities - Net		(2,568)

Net Assets		$251,749

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Mid Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts in thousands)
NOTES TO SCHEDULE OF INVESTMENTS:
‡	Non-income producing security.

∧	All or a portion of this security is on loan. The value of all securities on loan is $2,330.

▲	Rate shown reflects the yield at 1213112009.

#	Aggregate cost for federal income tax purposes is $219,050. Aggregate gross unrealized appreciation (depreciation) for all securities in which there is an excess of value over tax cost were $36,451 and $(1,184), respectively. Net unrealized appreciation for tax purposes is $35,267.
DEFINITIONS:
ADR	American Depositary Receipt
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total

Equities - Consumer Discretionary	$50,807	$–	$–	$50,807

Equities - Consumer Staples	5 827	–	–	5 827

Equities - Energy	14,306	–	–	14,306

Equities - Financials	10,505	–	–	10,505

Equities - Health Care	54,068	–	–	54,068

Equities - Industrials	27,594	–	–	27,594

Equities - Information Technology	75,778	–	–	75,778

Equities - Materials	5,551	–	–	5,551

Equities - Telecommunication Services	6,265	–	–	6,265

Cash & Cash Equivalent - Repurchase Agreement	–	1,229	–	1,229

Cash & Cash Equivalent - Securities Lending Collateral	2,387	–	–	2,387

Total	$253,088	$1,229	$–	$254,317

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Small Value Portfolio

SCHEDULE OF INVESTMENTS
At December 31, 2009
(all amounts except share amounts in thousands)

	Shares	Value

COMMON STOCKS - 96.6%
Aerospace & Defense - 2.0%
Ducommun, Inc. §	155,054	$2,901
Auto Components - 2.4%
BorgWarner, Inc.	106,504	3,538
Building Products - 1.6%
Universal Forest Products, Inc.	64,906	2,389
Capital Markets - 3.1%
Stifel Financial Corp. ‡	75,862	4,494
Commercial Banks - 2.1%
Umpqua Holdings Corp.	224,756	3,014
Communications Equipment - 2.0%
Comtech Telecommunications Corp. ‡	82,496	2,892
Construction & Engineering - 2.0%
EMCOR Group, Inc. ‡	108,142	2,909
Consumer Finance - 2.7%
Ezcorp, Inc. -Class A ‡	230,522	3,967
Containers & Packaging - 2.5%
Silgan Holdings, Inc.	62,862	3,638
Diversified Consumer Services - 1.9%
Service Corp. International	341,861	2,800
Diversified Financial Services - 1.9%
SWS Group, Inc.	222,824	2,696
Electric Utilities -1.8%
UIL Holdings Corp.	93,863	2,636
Electronic Equipment & Instruments - 1.6%
MTS Systems Corp.	81,150	2,332
Energy Equipment & Services - 4.1%
TETRA Technologies, Inc. ‡	277,934	3,079
Tidewater, Inc.	60,824	2,917
Food & Staples Retailing - 2.0%
Weis Markets, Inc. §	78,632	2,859
Food Products - 2.9%
American Italian Pasta Co. -Class A ‡	121,968	4,243
Gas Utilities - 2.0%
National Fuel Gas Co.	57,707	2,885
Health Care Equipment & Supplies - 1.7%
West Pharmaceutical Services, Inc.	62,589	2,453
Health Care Providers & Services - 5.3%
LHC Group, Inc. ‡	88,828	2,986
Magellan Health Services, Inc. ‡	81,676	3,327
Owens & Minor, Inc.	33,739	1,448
Hotels, Restaurants & Leisure - 1.6%
Marcus Corp. §	184,790	2,369
Household Durables - 3.1%
Helen of Troy, Ltd. ‡	183,890	4,498
Insurance - 4.5%
Hanover Insurance Group, Inc.	80,723	3,587
RLI Corp.	58,400	3,110
Internet & Catalog Retail - 3.9%
NutriSystem, Inc. ^	178,942	5,578
Machinery - 7.2%
CIRCOR International, Inc.	69,841	1,759
Oshkosh Corp.	90,127	3,337
Wabtec Corp.	45,153	1,844
Watts Water Technologies, Inc. -Class A	114,429	3,538
Oil, Gas & Consumable Fuels - 6.9%
Holly Corp.	59,865	1,534
Penn Virginia Corp.	114,409	2,436
Swift Energy Co. ‡	136,286	3,266

	Shares	Value

Oil, Gas & Consumable Fuels - 6.9% (continued)
World Fuel Services Corp.	102,774	$2,753
Pharmaceuticals - 2.1%
Perrigo Co.	77,860	3,102
Professional Services - 1.9%
Exponent, Inc. § ‡	97,280	2,708
Real Estate Investment Trusts - 5.3%
Healthcare Realty Trust, Inc.	117,252	2,516
National Retail Properties, Inc.	116,866	2,480
Rayonier, Inc.	67,124	2,831
Semiconductors & Semiconductor Equipment - 1.9%
Omnivision Technologies, Inc. ‡	192,322	2,794
Specialty Retail - 2.2%
JOS A. Bank Clothiers, Inc. ‡^	76,015	3,207
Textiles, Apparel & Luxury Goods - 2.8%
Deckers Outdoor Corp. ‡	40,159	4,085
Thrifts & Mortgage Finance - 3.8%
Brookline Bancorp, Inc.	260,198	2,579
Washington Federal, Inc.	156,871	3,033
Trading Companies & Distributors - 1.8%
Applied Industrial Technologies, Inc.	120,056	2,650
Water Utilities - 2.0%
American States Water Co.	81,816	2,897

Total Common Stocks (cost $130,718)		140,894

	Principal	Value

REPURCHASE AGREEMENT - 3.7%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $5,321 on 01/04/2010. Collateralized by US Treasury Bill, 0.19%, due 06/24/10, with a value of $5,430.	$5,321	5,321
Total Repurchase Agreement (cost $5,321)

	Shares	Value

SECURITIES LENDING COLLATERAL - 4.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	6,089,796	6,090
Total Securities Lending Collateral (cost $6,090)

Total Investment Securities (cost $142,129) #		152,305
Other Assets and Liabilities — Net		(6,578)

Net Assets		$145,727

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Small Value Portfolio

SCHEDULE OF INVESTMENTS
(continued) At December 31, 2009
(all amounts in thousands)
NOTES TO SCHEDULE OF INVESTMENTS:

§	Illiquid. These securities aggregated $10,837, or 7.44%, of the Fund’s net assets.
‡	Non-income producing security.
^	All or a portion of this security is on loan. The value of all securities on loan is $5,936.
▲	Rate shown reflects the yield at 12/31/2009.
#	Aggregate cost for federal income tax purposes is $144,366. Aggregate gross unrealized appreciation (depreciation) for all securities in which there is an excess of value over tax cost were $15,671 and $(7,732), respectively. Net unrealized appreciation for tax purposes is $7,939.
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$26,076	$–	$–	$26,076
Equities - Consumer Staples	7,102	–	–	7,102
Equities - Energy	15,985	–	–	15,985
Equities - Financials	34,306	–	–	34,306
Equities - Health Care	13,316	–	–	13,316
Equities - Industrials	24,035	–	–	24,035
Equities - Information Technology	8,018	–	–	8,018
Equities - Materials	3,638	–	–	3,638
Equities - Utilities	8,418	–	–	8,418
Cash & Cash Equivalent - Repurchase Agreement	–	5,321	–	5,321
Cash & Cash Equivalent - Securities Lending Collateral	6,090	–	–	6,090
Total	$146,984	$5,321	$–	$152,305

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Small Core Portfolio

SCHEDULE OF INVESTMENTS
At December 31,2009
(all amounts except shares in thousands)

	Shares	Value

COMMON STOCKS - 98.3%
Aerospace & Defense - 0.7%
Applied Signal Technology, Inc.	7,800	$150
Cubic Corp.	15,700	586
Ducommun, Inc. §	45,184	845
DynCorp International, Inc. -Class A ‡	41,764	599
GenCorp, Inc. ‡	18,500	130
Air Freight & Logistics - 0.1%
Air Transport Services Group, Inc. ‡	43,700	115
Dynamex, Inc. ‡	4,700	85
Airlines -0.1%
Hawaiian Holdings, Inc. ‡	43,200	302
Pinnacle Airlines Corp. ‡	5,800	40
Auto Components - 0.3%
Fuel Systems Solutions, Inc. ‡^	14,461	597
Standard Motor Products, Inc. ‡	17,500	149
Superior Industries International, Inc. ^	2,900	44
TRW Automotive Holdings Corp. ‡	5,200	124
Automobiles -0.1%
Avis Budget Group, Inc. ‡	34,200	449
Beverages - 0.0%
Coca-Cola Bottling Co., Consolidated	2,200	119
Biotechnology - 4.8%
Acorda Therapeutics, Inc. ‡	100,560	2,536
Alexion Pharmaceuticals, Inc. ‡	49,750	2,429
BioMarin Pharmaceutical, Inc. ‡	120,220	2,261
Enzon Pharmaceuticals, Inc. ‡^	6,000	63
Genomic Health, Inc. ‡	112,590	2,202
NPS Pharmaceuticals, Inc. ‡	7,700	26
Onyx Pharmaceuticals, Inc. ‡	40,970	1,202
OSI Pharmaceuticals, Inc. ‡	25,930	805
RTI Biologies, Inc. ‡	381,468	1,465
United Therapeutics Corp. ‡	38,175	2,010
Vanda Pharmaceuticals, Inc. ‡^	102,460	1,152
Building Products - 0.8%
Ameron International Corp.	18,690	1,186
Gibraltar Industries, Inc. ‡	56,500	889
Universal Forest Products, Inc.	16,800	618
Capital Markets - 0.2%
BGC Partners, Inc. -Class A	46,500	214
Calamos Asset Management, Inc. -Class A	8,200	95
Harris & Harris Group, Inc. ‡	7,000	32
optionsXpress Holdings, Inc.	4,700	73
Piper Jaffray Cos. ‡	3,600	182
Chemicals - 1.7%
A Schulman, Inc.	39,200	790
Balchem Corp.	18,030	604
Innophos Holdings, Inc.	7,700	177
Innospec, Inc.	7,900	80
Koppers Holdings, Inc.	16,910	515
LSB Industries, Inc. ‡	21,051	297
Minerals Technologies, Inc.	4,900	267
OM Group, Inc. ‡	13,500	424
Omnova Solutions, Inc. ‡	30,600	188
Spartech Corp.	41,800	429
Zep, Inc.	126,900	2,197
Commercial Banks - 5.4%
1st Source Corp.	9,300	150

	Shares	Value

Commercial Banks - 5.4% (continued)
Ameris Bancorp ^	5,240	$38
Banco Latinoamericano de Comercio Exterior SA -Class E	36,200	503
Bancorp, Inc. ‡	26,200	180
Bank of Hawaii Corp.	26,510	1,248
City Holding Co.	8,400	272
Community Bank System, Inc.	49,700	960
Dime Community Bancshares	35,500	416
Financial Institutions, Inc.	5,700	67
First Busey Corp. ^	151,072	588
First Citizens BancShares, Inc. -Class A	1,700	279
First Defiance Financial Corp.	3,800	43
First Financial Bankshares, Inc. ^	9,700	526
First Financial Corp. ^	5,900	180
First Financial Holdings, Inc.	6,700	87
First Midwest Bancorp, Inc.	119,900	1,306
First Niagara Financial Group, Inc.	5,100	71
First Place Financial Corp.	16,000	44
Fulton Financial Corp.	58,600	511
Great Southern Bancorp, Inc. ^	5,900	126
International Bancshares Corp. ^	82,200	1,555
MainSource Financial Group, Inc.	4,200	20
MB Financial, Inc.	62,100	1,225
NBT Bancorp, Inc.	3,000	61
Northrim BanCorp, Inc.	3,100	52
OceanFirst Financial Corp.	23,300	263
Oriental Financial Group, Inc.	62,300	673
Park National Corp. ^	13,300	783
Santander BanCorp ‡	16,700	205
Simmons First National Corp. -Class A	1,600	44
Suffolk Bancorp	7,100	211
Sun Bancorp, Inc. ‡	12,705	48
SVB Financial Group ‡	31,500	1,313
SY Bancorp, Inc. ^	8,900	190
Trico Bancshares	3,700	62
Trustco Bank Corp. ^	87,900	554
UMB Financial Corp.	8,400	331
Union Bankshares Corp.	3,900	48
United Bankshares, Inc. ^	35,000	699
Webster Financial Corp.	133,500	1,584
West Bancorporation, Inc. ^	4,600	23
Westamerica Bancorporation ^	18,400	1,019
WSFS Financial Corp.	7,700	197
Commercial Services & Supplies - 3.1%
ACCO Brands Corp. ‡	187,100	1,362
ATC Technology Corp. ‡	6,300	150
Bowne & Co., Inc.	115,906	774
Comfort Systems USA, Inc.	24,700	305
Compass Diversified Holdings	13,800	176
Deluxe Corp.	33,400	494
Diamond Management & Technology Consultants, Inc. -Class A	39,300	290
EnergySolutions, Inc.	28,300	240
Kforce, Inc. ‡	95,313	1,191
Marlin Business Services Corp. ‡	4,500	36
Metalico, Inc. ‡^	10,800	53
Spherion Corp. ‡	68,200	383

The notes to the financial statements are an integral part of this report

Transamerica Partners Portfolios	Annual Report 2009

Small Core Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts except shares in thousands)

	Shares	Value

Commercial Services & Supplies - 3.1% (continued)
Standard Parking Corp. ‡	19,400	$308
Sykes Enterprises, Inc. ‡	79,605	2,028
United Stationers, Inc. ‡	46,600	2,650
Communications Equipment - 1.3%
Black Box Corp.	7,100	201
CPI International, Inc. ‡	3,800	50
F5 Networks, Inc. ‡	25,465	1,350
Harris Stratex Networks, Inc. -Class A ‡	8,700	60
InterDigital, Inc. ‡	2,200	58
Oplink Communications, Inc. ‡	44,889	736
Plantronics, Inc.	1,700	44
Polycom, Inc. ‡	50,505	1,261
Powerwave Technologies, Inc. ‡	64,700	82
Riverbed Technology, Inc. ‡	11,425	262
Symmetricom, Inc. ‡	10,500	55
Tekelec, Inc. ‡	8,400	128
Utstarcom, Inc. ‡^	88,700	194
Computers & Peripherals - 1.1%
Cray, Inc. ‡	14,100	91
Diebold, Inc.	59,100	1,681
Electronics for Imaging, Inc. ‡	76,127	990
Hutchinson Technology, Inc. ‡	14,800	152
Imation Corp. ‡	5,800	51
Xyratex, Ltd. ‡	51,200	681
Construction & Engineering - 1.0%
Granite Construction, Inc.	46,800	1,575
MYR Group, Inc. ‡	63,265	1,144
Sterling Construction Co., Inc. ‡	32,900	631
Consumer Finance - 0.8%
Advance America Cash Advance Centers, Inc.	70,400	391
Ezcorp, Inc. -Class A ‡	120,690	2,077
World Acceptance Corp. ‡^	8,700	312
Containers & Packaging - 0.7%
AEP Industries, Inc. ‡	2,200	84
Aptargroup, Inc.	37,900	1,355
Bway Holding Co. ‡	5,900	113
Greif, Inc. -Class A	13,350	721
Myers Industries, Inc.	7,300	66
Distributors - 0.6%
Audiovox Corp. -Class A ‡	3,700	26
Bluelinx Holdings, Inc. ‡^	22,300	62
Core-Mark Holding Co., Inc. ‡	4,900	162
LKQ Corp. ‡	85,835	1,681
Diversified Consumer Services - 1.8%
Capella Education Co. ‡	31,759	2,391
Coinstar, Inc. ‡^	48,060	1,335
Corinthian Colleges, Inc. ‡	38,400	529
Matthews International Corp. -Class A	32,700	1,159
Spectrum Group International, Inc. ‡	7,574	14
Steiner Leisure, Ltd. ‡	16,439	654
Diversified Financial Services - 4.0%
Ares Capital Corp.	142,600	1,775
BlackRock Kelso Capital Corp.	21,000	179
Cash America International, Inc.	33,495	1,171
Credit Acceptance Corp. ‡	17,800	749
Doral Financial Corp. ‡^	46,800	170

	Shares	Value

Diversified Financial Services - 4.0% (continued)
Duff & Phelps Corp. -Class A	31,425	$574
Encore Capital Group, Inc. ‡	41,608	724
Euronet Worldwide, Inc. ‡	86,265	1,894
Financial Federal Corp.	29,400	809
First Cash Financial Services, Inc. ‡	68,880	1,528
Gladstone Capital Corp.	3,700	28
Hercules Technology Growth Capital, Inc.	18,400	191
Interactive Brokers Group, Inc. -Class A ‡	26,300	466
Kayne Anderson Energy Development Co.	14,500	211
Kirkland’s, Inc. ‡	16,700	290
MCG Capital Corp. ‡	84,400	365
Medallion Financial Corp.	8,200	67
Oppenheimer Holdings, Inc. -Class A	4,500	149
Portfolio Recovery Associates, Inc. ‡^	35,384	1,588
QC Holdings, Inc.	5,600	27
Sanders Morris Harris Group, Inc.	5,000	28
SWS Group, Inc.	59,829	724
Diversified Telecommunication Services - 0.2%
IDT Corp. -Class B ‡	24,400	118
NTELOS Holdings Corp.	34,155	609
Electric Utilities -1.7%
El Paso Electric Co. ‡	63,900	1,296
NGP Capital Resources, Co.	3,700	30
Unisource Energy Corp.	94,200	3,032
Westar Energy, Inc.	60,300	1,310
Electrical Equipment - 2.7%
Acuity Brands, Inc. ^	32,200	1,148
AO Smith Corp.	10,000	434
Belden, Inc.	120,100	2,632
Brady Corp. -Class A	9,500	285
Encore Wire Corp. ^	10,300	217
GrafTech International, Ltd. ‡	102,550	1,595
LaBarge, Inc. ‡	62,118	749
Powell Industries, Inc. ‡	16,523	521
Tecumseh Products Co. -Class A ‡	8,200	96
Thomas & Betts Corp. ‡	14,900	533
Woodward Governor Co.	41,838	1,078
Electronic Equipment & Instruments - 2.2%
Avnet, Inc. ‡	34,905	1,053
Benchmark Electronics, Inc. ‡	41,200	779
Coherent, Inc. ‡	22,100	657
CTS Corp.	37,700	363
Insight Enterprises, Inc. ‡	3,400	39
LSI Industries, Inc.	5,200	41
Methode Electronics, Inc.	38,400	333
MTS Systems Corp.	25,100	721
Multi-Fineline Electronix, Inc. ‡	32,573	924
Nam Tai Electronics, Inc. ‡	92,000	481
RadiSys Corp. ‡	16,000	153
ScanSource, Inc. ‡	15,700	419
SYNNEX Corp. ‡	7,800	239
Tech Data Corp. ‡	13,300	621
Technitrol, Inc.	35,000	153
Vishay Intertechnology, Inc. ‡	74,700	624
Energy Equipment & Services - 2.0%
Atwood Oceanics, Inc. ‡	17,830	639
Cal Dive International, Inc. ‡	5,100	39

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Small Core Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts except shares in thousands)

	Shares	Value

Energy Equipment & Services - 2.0% (continued)
Complete Production Services, Inc. ‡	51,100	$664
Lufkin Industries, Inc.	16,460	1,205
Natural Gas Services Group, Inc. ‡	54,920	1,035
Newpark Resources, Inc. ‡	14,100	60
Oil States International, Inc. ‡	9,100	358
SEACOR Holdings, Inc. ‡	18,100	1,380
T-3 Energy Services, Inc. ‡	48,723	1,242
Unit Corp. ‡	6,500	276
Food & Staples Retailing - 0.8%
Andersons, Inc.	1,600	41
BJ’s Wholesale Club, Inc. ‡	19,653	643
Casey’s General Stores, Inc.	44,400	1,417
Nash Finch Co.	12,800	475
Weis Markets, Inc. §	1,500	55
Food Products - 0.9%
Flowers Foods, Inc.	29,200	694
Lancaster Colony Corp.	15,716	781
Lance, Inc.	66,700	1,754
Gas Utilities -1.4%
Atmos Energy Corp.	41,200	1,211
New Jersey Resources Corp.	22,172	829
Nicor, Inc.	23,800	1,002
Northwest Natural Gas Co.	9,700	437
Southwest Gas Corp.	11,800	337
WGL Holdings, Inc.	30,900	1,036
Health Care Equipment & Supplies - 3.3%
American Medical Systems Holdings, Inc. ‡	12,600	243
Cyberonics, Inc. ‡	3,700	76
ICU Medical, Inc. ‡	33,200	1,210
Invacare Corp.	42,000	1,047
NuVasive, Inc. ‡^	25,755	824
SonoSite, Inc. ‡	89,760	2,121
Spectranetics Corp. ‡	300,109	2,089
STERIS Corp.	16,400	459
Symmetry Medical, Inc. ‡	4,900	39
TranSI, Inc. ‡	153,476	606
Wright Medical Group, Inc. ‡	140,855	2,669
Health Care Providers & Services - 2.6%
AMN Healthcare Services, Inc. ‡	8,000	72
Amsurg Corp. -Class A ‡	55,900	1,231
Centene Corp. ‡	45,800	970
Corvel Corp. ‡	32,300	1,083
CryoLife, Inc. ‡	95,270	612
Health Management Associates, Inc. -
Class A ‡	34,200	249
Healthsouth Corp. ‡	25,100	471
Healthspring, Inc. ‡	5,900	104
HMS Holdings Corp. ‡	35,860	1,746
Lincare Holdings, Inc. ‡	14,700	546
Magellan Health Services, Inc. ‡	3,000	122
PharMerica Corp. ‡	6,000	95
U.S. Physical Therapy, Inc. ‡	2,800	47
Universal American Corp. ‡	89,900	1,052
WellCare Health Plans, Inc. ‡	9,300	342
Hotels, Restaurants & Leisure - 2.5%
Bally Technologies, Inc. ‡	13,100	541
BJ’s Restaurants, Inc. ‡	58,350	1,098

	Shares	Value

Hotels, Restaurants & Leisure - 2.5% (continued)
CEC Entertainment, Inc. ‡	43,500	$1,390
Cheesecake Factory, Inc. ‡	28,400	613
Chipotle Mexican Grill, Inc. -Class B ‡	11,274	994
Choice Hotels International, Inc.	42,900	1,358
O’Charley’s, Inc. ‡	30,700	201
Panera Bread Co. -Class A ‡	15,465	1,036
Ruby Tuesday, Inc. ‡	15,200	109
Shuffle Master, Inc. ‡	16,800	138
Sonic Corp. ‡	104,500	1,052
Household Durables - 2.5%
Beazer Homes USA, Inc. ‡^	45,400	220
Blyth, Inc.	13,500	455
Helen of Troy, Ltd. ‡	95,400	2,333
Hovnanian Enterprises, Inc. -Class A ‡ ^	23,100	89
La-Z-Boy, Inc. ‡	37,000	353
M/l Homes, Inc. ‡	37,000	384
Meritage Homes Corp. ‡	33,400	646
Ryland Group, Inc.	43,400	855
Standard Pacific Corp. ‡	299,300	1,119
Tempur-Pedic International, Inc. ‡	35,750	845
Tupperware Brands Corp.	27,835	1,296
Household Products - 0.2%
Central Garden & Pet Co. -Class A ‡	66,600	662
Industrial Conglomerates - 1.5%
Carlisle Cos., Inc.	123,000	4,214
Standex International Corp.	9,600	193
Tredegar Corp.	34,100	539
Insurance - 4.1%
Alleghany Corp. ‡	3,400	938
Allied World Assurance Co. Holdings, Ltd.	11,100	511
American Equity Investment Life Holding Co.	132,200	984
American Physicians Capital, Inc.	7,400	224
Amerisafe, Inc. ‡	11,100	199
Aspen Insurance Holdings, Ltd.	22,400	570
Assured Guaranty, Ltd.	43,600	949
Delphi Financial Group, Inc. -Class A	93,428	2,091
Employers Holdings, Inc.	5,400	83
Endurance Specialty Holdings, Ltd.	16,100	599
FPIC Insurance Group, Inc. ‡	6,300	243
Infinity Property & Casualty Corp.	2,200	89
Montpelier Re Holdings, Ltd.	53,600	928
National Financial Partners Corp. ‡	38,500	311
Platinum Underwriters Holdings, Ltd.	82,900	3,175
PMA Capital Corp. -Class A ‡	15,600	98
Reinsurance Group of America, Inc. - Class A	21,100	1,006
Validus Holdings, Ltd.	34,918	941
Internet & Catalog Retail - 1.1%
NetFlix, Inc. ‡^	37,909	2,091
PetMed Express, Inc. ^	86,235	1,520
Internet Software & Services - 2.9%
comScore, Inc. ‡	65,465	1,149
Dice Holdings, Inc. ‡	13,100	86
DivX, Inc. ‡	92,138	520
EarthLink, Inc.	149,100	1,239
J2 Global Communications, Inc. ‡	54,055	1,100

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Small Core Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts except shares in thousands)

	Shares	Value

Internet Software & Services - 2.9% (continued)
S1 Corp. ‡	32,700	$213
SonicWALL, Inc. ‡	28,400	216
United Online, Inc.	123,055	885
VistaPrint NV ‡	35,195	1,994
Web.com Group, Inc. ‡	180,765	1,180
Websense, Inc. ‡	81,800	1,428
IT Services - 3.0%
Acxiom Corp. ‡	30,000	403
Agilysys, Inc.	26,900	245
CACI International, Inc. -Class A ‡	28,840	1,409
Giber, Inc. ‡	68,300	236
CSG Systems International, Inc. ‡	60,800	1,161
Global Cash Access Holdings, Inc. ‡	14,500	109
Hackett Group, Inc. ‡	10,200	28
Lionbridge Technologies, Inc. ‡	30,900	71
ManTech International Corp. -Class A ‡	28,960	1,398
MAXIMUS, Inc.	43,700	2,184
VeriFone Holdings, Inc. ‡	16,700	274
Virtusa Corp. ‡	85,502	775
Wright Express Corp. ‡	61,030	1,943
Leisure Equipment & Products - 0.1%
Arctic Cat, Inc. ‡	4,500	41
RC2 Corp. ‡	10,500	155
Sturm Ruger & Co., Inc. ^	17,700	172
Life Sciences Tools & Services - 0.9%
Charles River Laboratories International, Inc. ‡	46,200	1,557
eResearchTechnology, Inc. ‡	84,055	505
ICON PLC ADR ‡	49,900	1,084
Machinery - 3.2%
Albany International Corp. -Class A	93,300	2,096
Altra Holdings, Inc. ‡	4,900	61
Briggs & Stratton Corp.	50,900	952
Chart Industries, Inc. ‡	3,700	61
Crane Co.	9,100	279
EnPro Industries, Inc. ‡	67,180	1,774
ESCO Technologies, Inc.	16,300	584
Greenbrier Cos., Inc.	4,900	51
Kadant, Inc. ‡	2,100	34
Mueller Industries, Inc.	91,200	2,265
Nordson Corp.	6,400	392
Oshkosh Corp.	21,000	778
Tennant Co.	7,100	186
Wabtec Corp.	16,135	659
Watts Water Technologies, Inc. -Class A	39,200	1,212
Marine - 0.5%
Horizon Lines, Inc. -Class A ^	24,600	137
Kirby Corp. ‡	32,700	1,139
TBS International, Ltd. -Class A ‡^	38,055	280
Media -1.6%
Arbitron, Inc. ^	82,300	1,928
Entercom Communications Corp. -Class A ‡	23,800	168
Gannett Co., Inc.	46,900	696
Harte-Hanks, Inc.	16,200	175
Lee Enterprises, Inc. ‡	22,300	77
McClatchy Co. -Class A	27,600	98
Media General, Inc. -Class A ‡^	18,600	146

	Shares	Value

Media - 1.6% (continued)
Morningstar, Inc. ‡	27,610	$1,335
Sinclair Broadcast Group, Inc. -Class A ‡	27,400	110
Valassis Communications, Inc. ‡	31,500	575
Warner Music Group Corp. ‡	14,900	84
Metals & Mining - 0.4%
Brush Engineered Materials, Inc. ‡	18,135	336
Stillwater Mining Co. ‡	29,200	277
Worthington Industries, Inc.	44,800	586
Multiline Retail - 1.3%
99 Cents Only Stores ‡	128,137	1,676
Big Lots, Inc. ‡	53,708	1,556
Dillard’s, Inc. -Class A ^	41,300	762
Retail Ventures, Inc. ‡	20,300	180
Stein Mart, Inc. ‡	13,800	147
Multi-Utilities - 0.2%
NorthWestern Corp.	28,900	752
Office Electronics - 0.4%
Zebra Technologies Corp. -Class A ‡	42,800	1,214
Oil, Gas & Consumable Fuels - 3.0%
Alpha Natural Resources, Inc. ‡	17,815	773
Arena Resources, Inc. ‡	34,275	1,478
Berry Petroleum Co. -Class A	9,100	265
Comstock Resources, Inc. ‡	29,795	1,209
Gulfport Energy Corp. ‡	11,800	135
Penn Virginia Corp.	66,100	1,407
St. Mary Land & Exploration Co.	23,000	788
Stone Energy Corp. ‡	57,400	1,036
Vaalco Energy, Inc. ‡	16,200	74
Venoco, Inc. ‡	3,700	48
Whiting Petroleum Corp. ‡	21,400	1,529
World Fuel Services Corp.	46,910	1,257
Paper & Forest Products - 1.0%
Buckeye Technologies, Inc. ‡	45,500	444
Clearwater Paper Corp. ‡	6,400	352
Deltic Timber Corp.	30,500	1,408
Domtar Corp. ‡^	19,600	1,086
Glatfelter	10,200	124
Neenah Paper, Inc.	4,500	63
Personal Products - 1.2%
Chattem, Inc. ‡^	13,330	1,244
Herbalife, Ltd.	59,900	2,430
Prestige Brands Holdings, Inc. ‡	5,200	41
Pharmaceuticals - 1.6%
Auxilium Pharmaceuticals, Inc. ‡A	81,515	2,444
Inspire Pharmaceuticals, Inc. ‡	134,240	741
Par Pharmaceutical Cos., Inc. ‡	11,100	300
Salix Pharmaceuticals, Ltd. ‡	21,155	537
Valeant Pharmaceuticals International ‡	41,300	1,313
Professional Services - 0.6%
Administaff, Inc.	17,090	403
On Assignment, Inc. ‡	8,600	61
Watson Wyatt Worldwide, Inc. -Class A ‡	33,012	1,569
Real Estate Investment Trusts - 4.3%
Agree Realty Corp.	14,700	342
American Campus Communities, Inc.	35,400	995
American Capital Agency Corp.	11,100	295
Anworth Mortgage Asset Corp.	157,500	1,103

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Small Core Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts except shares in thousands)

	Shares	Value

Real Estate Investment Trusts - 4.3% (continued)
Ashford Hospitality Trust, Inc. ‡^	46,500	$216
Associated Estates Realty Corp.	13,400	151
CapLease, Inc. ^	24,700	108
Care Investment Trust, Inc.	5,100	40
Chimera Investment Corp.	145,100	563
Colonial Properties Trust	47,500	557
DiamondRock Hospitality Co.	101,200	857
Education Realty Trust, Inc.	28,300	137
Equity One, lnc. ^	73,600	1,190
First Potomac Realty Trust	11,100	140
Getty Realty Corp.	8,700	205
Hatteras Financial Corp. ^	4,300	120
Highwoods Properties, Inc.	3,700	123
HRPT Properties Trust	85,900	556
Investors Real Estate Trust ^	21,000	189
LTC Properties, Inc.	27,200	728
Mack-Cali Realty Corp.	25,000	864
Medical Properties Trust, Inc.	26,900	269
MFA Financial, Inc.	34,900	257
Mission West Properties, Inc.	17,000	122
Monmouth Real Estate Investment Corp. - Class A	6,700	50
National Health Investors, Inc.	35,500	1,312
NorthStar Realty Finance Corp. ^	24,700	85
One Liberty Properties, Inc. ‡	7,267	64
PS Business Parks, Inc.	1,500	75
Ramco-Gershenson Properties Trust	11,500	110
Realty Income Corp. ^	52,100	1,349
Sun Communities, Inc.	9,600	190
UMH Properties, Inc.	11,700	99
Urstadt Biddle Properties, Inc. -Class A	8,900	136
U-Store-lt Trust	100,800	738
Walter Investment Management Corp.	10,200	146
Road & Rail -1.4%
Celadon Group, Inc. ‡	4,200	46
Dollar Thrifty Automotive Group, Inc. ‡^	53,900	1,380
Genesee & Wyoming, Inc. -Class A ‡	50,800	1,658
Heartland Express, Inc. ^	15,300	234
Vitran Corp., Inc. -Class A ‡	12,800	139
Werner Enterprises, Inc.	61,500	1,217
Semiconductors & Semiconductor Equipment - 2.9%
Amkor Technology, Inc. ‡	51,700	370
Atheros Communications, Inc. ‡	50,995	1,746
Cirrus Logic, Inc. ‡	71,800	490
DSP Group, Inc. ‡	17,100	96
Lattice Semiconductor Corp. ‡	221,100	597
Micrel, Inc.	61,800	507
Microsemi Corp. ‡	119,830	2,127
Skyworks Solutions, Inc. ‡	191,945	2,724
Tessera Technologies, Inc. ‡	56,185	1,307
Software - 3.0%
Actuate Corp. ‡	7,200	31
Ariba, Inc. ‡	118,120	1,479
Fair Isaac Corp.	22,000	469
Micros Systems, Inc. ‡	26,575	825
Netscout Systems, Inc. ‡	103,502	1,515
Nuance Communications, Inc. ‡	61,105	950

	Shares	Value

Software - 3.0% (continued)
Parametric Technology Corp. ‡	62,290	$1,018
Progress Software Corp. ‡	58,080	1,697
Quest Software, Inc. ‡	5,300	98
Sybase, Inc. ‡	23,398	1,015
Taleo Corp. -Class A ‡	46,766	1,100
TIBCO Software, Inc. ‡	7,100	68
Specialty Retail - 3.5%
Asbury Automotive Group, Inc. ‡	47,500	548
AutoNation, Inc. ‡	3,800	73
Borders Group, Inc. ‡^	196,900	232
Cato Corp. -Class A	131,900	2,645
Chico’s FAS, Inc. ‡	13,500	190
Dress Barn, Inc. ‡	55,700	1,287
Group 1 Automotive, Inc. ‡	16,700	473
Hibbett Sports, Inc. ‡	50,000	1,100
Jo-Ann Stores, Inc. ‡	21,000	761
Lawson Products, Inc.	2,500	44
Lithia Motors, Inc. -Class A ‡	25,100	206
MarineMax, Inc. ‡	32,000	294
Select Comfort Corp. ‡	34,200	223
Sonic Automotive, Inc. -Class A ‡	24,900	259
Stage Stores, Inc.	170,500	2,106
Tractor Supply Co. ‡	28,452	1,507
Textiles, Apparel & Luxury Goods - 1.1%
Deckers Outdoor Corp. ‡	21,534	2,190
Jones Apparel Group, Inc.	33,500	538
Oxford Industries, Inc.	10,400	215
Unifirst Corp.	19,300	929
Thrifts & Mortgage Finance - 0.4%
Astoria Financial Corp.	16,200	201
NewAlliance Bancshares, Inc.	66,100	794
Provident Financial Services, Inc.	16,200	173
Provident New York Bancorp	9,600	81
Tobacco - 0.0%
Universal Corp.	1,500	68
Trading Companies & Distributors - 0.7%
GATX Corp.	62,000	1,782
Houston Wire & Cable Co. ^	12,600	150
WESCO International, Inc. ‡	17,100	462
Wireless Telecommunication Services - 0.8%
Novatel Wireless, Inc. ‡	83,147	663
Syniverse Holdings, Inc. ‡	79,095	1,382
USA Mobility, Inc. ‡	71,400	786

Total Common Stocks (cost $279,671)		334,437

INVESTMENT COMPANY - 0.2%
Diversified Financial Services - 0.2%
KKR Financial Holdings LLC	95,300	553
Total Investment Company (cost $293)

	Principal	Value

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.1%
U.S. Treasury Bill ō	$400	400
Total Short-Term U.S. Government Obligation (cost $400)

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Small Core Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts except shares in thousands)

	Contracts┌	Value

WARRANTS - (0.0%)
Krispy Kreme Doughnuts, Inc. ‡ Expiration: 03/02/2012 Exercise Price: $0.00	4,637	$♦
Lantronix, Inc. ‡ ə Expiration: 02/09/2011 Exercise Price: $0.00	640	♦

Total Warrants (cost $ –)		♦

	Principal	Value

REPURCHASE AGREEMENT - 1.3%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $4,453 on 01/04/2010. Collateralized by US Treasury Bill, 0.19%, due 06/24/10, with a value of $4,551.	$4,453	4,453
Total Repurchase Agreement (cost $4,453)

	Shares	Value

SECURITIES LENDING COLLATERAL - 4.8%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	16,163,954	16,164
Total Securities Lending Collateral (cost $16,164)

Total Investment Securities (cost $300,981) #		356,007
Other Assets and Liabilities - Net		(15,963)

Net Assets		$340,044

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Small Core Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts in thousands)

FUTURES CONTRACTS
			Net Unrealized
			Appreciation
Description	Contracts ┌	Expiration Date	(Depreciation)

Russell 2000 Mini Index	30	03/19/2010	$79

			$79

NOTES TO SCHEDULE OF INVESTMENTS:

§	Illiquid. These securities aggregated $900, or 0.26%, of the Fund’s net assets.
‡	Non-income producing security.
^	All or a portion of this security is on loan. The value of all securities on loan is $15,767.
ō	All or a portion is segregated as initial margin for futures contracts. The value of all securities segregated is $400.
♦	Value is less than $1.
ə	Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. This security had a market value of $♦, or 0.0% of the Fund’s net assets.
▲	Rate shown reflects the yield at 12/31/2009.
#	Aggregate cost for federal income tax purposes is $325,944. Aggregate gross unrealized appreciation (depreciation) for all securities in which there is an excess of value over tax cost were $42,726 and $(12,663), respectively. Net unrealized appreciation for tax purposes is $30,063.
┌	Contract amounts are not in thousands.
DEFINITIONS:
ADR	American Depositary Receipt
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$56,014	$ –	$–	$56,014
Equities - Consumer Staples	10,424	–	–	10,424
Equities - Energy	16,897	–	–	16,897
Equities - Financials	65,506	–	–	65,506
Equities - Health Care	44,757	–	–	44,757
Equities - Industrials	55,610	–	–	55,610
Equities - Information Technology	57,416	–	–	57,416
Equities - Materials	12,983	–	–	12,983
Equities - Telecommunication Services	3,558	–	–	3,558
Equities - Utilities	11,272	–	–	11,272
Fixed Income - Short-Term U.S. Government Obligation	–	400	–	400
Investment Company - Financials	553	–	–	553
Cash & Cash Equivalent - Repurchase Agreement	–	4,453	–	4,453
Cash & Cash Equivalent - Securities Lending Collateral	16,164	–	–	16,164
Total	$351,154	$4,853	$–	$356,007

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Futures Contracts - Appreciation	$–	$79	$–	$79
Total	$–	$79	$–	$79

*	Other financial instruments are derivative instruments. Future Contracts, Forward Foreign Currency Contracts and Swap Contracts are valued at unrealized appreciation (depreciation) on the instrument.
The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Small Growth Portfolio

SCHEDULE OF INVESTMENTS
At December 31, 2009
(all amounts except share amounts in thousands)

	Shares	Value

COMMON STOCKS - 96.7%
Aerospace & Defense - 1.5%
Applied Signal Technology, Inc.	30,675	$592
DynCorp International, Inc. -Class A ‡	53,500	768
Esterline Technologies Corp. ‡	8,000	326
Teledyne Technologies, Inc. ‡	15,000	575
Air Freight & Logistics - 0.6%
Hub Group, Inc. -Class A ‡	32,966	884
Airlines - 0.4%
AirTran Holdings, Inc. ‡^	115,500	603
Auto Components - 1.7%
Amerigon, Inc. ‡	56,193	446
Cooper Tire & Rubber Co.	23,900	479
Drew Industries, Inc. ‡	31,157	643
Harbin Electric, Inc. ‡^	51,148	1,051
Beverages - 0.9%
Boston Beer Co., Inc. -Class A ‡	3,296	154
Central European Distribution Corp. ‡	22,530	639
Colt Corp. ‡	71,300	585
Biotechnology - 1.9%
Alexion Pharmaceuticals, Inc. ‡	20,600	1,006
Alnylam Pharmaceuticals, Inc. ‡^	46,300	816
Isis Pharmaceuticals, Inc. ‡	71,700	796
Theravance, Inc. ‡	20,000	261
Capital Markets -1.8%
Grand Canyon Education, Inc. ‡	45,300	861
Stifel Financial Corp. ‡	17,500	1,037
Waddell & Reed Financial, Inc. -Class A	26,300	803
Chemicals -1.2%
Cabot Corp.	23,600	619
Solutia, Inc. ‡	65,100	827
Spartech Corp.	39,003	400
Commercial Banks - 0.7%
First Citizens BancShares, Inc. -Class A	4,400	721
United Community Banks, Inc. ‡	95,805	325
Commercial Services & Supplies - 4.2%
ATC Technology Corp. ‡	34,300	818
ChinaCast Education Corp. ‡	80,100	606
Consolidated Graphics, Inc. ‡	26,384	924
EnergySolutions, Inc.	82,304	699
GeoEye, Inc. ‡	29,015	809
Integrated Electrical Services, Inc. ‡	25,148	147
Kforce, Inc. ‡	65,277	816
NET 1 UEPS Technologies, Inc. ‡	37,000	719
Waste Connections, Inc. ‡	29,400	979
Communications Equipment - 4.3%
Acme Packet, Inc. ‡^	59,827	658
Blue Coat Systems, Inc. ‡	31,600	902
Comtech Telecommunications Corp. ‡	27,520	965
Globecomm Systems, Inc. ‡	87,500	684
Netgear, Inc. ‡	44,332	962
Nice Systems, Ltd. ADR ‡	40,763	1,265
Oplink Communications, Inc. ‡	48,620	797
Terremark Worldwide, Inc. ‡	41,567	284
Computers & Peripherals - 1.0%
Compellent Technologies, Inc. ‡	38,549	874
Cray, Inc. ‡	92,500	594

	Shares	Value

Construction & Engineering - 1.0%
MasTec, Inc. ‡	74,187	$927
Orion Marine Group, Inc. ‡	28,400	598
Containers & Packaging - 0.7%
Aptargroup, Inc.	13,900	497
Silgan Holdings, Inc.	11,000	636
Diversified Consumer Services - 1 .3%
American Public Education, Inc. ‡	18,133	623
Capella Education Co. ‡	11,900	896
Spectrum Group International, Inc. ‡	10,727	20
Steiner Leisure, Ltd. ‡	9,403	374
Diversified Financial Services - 2.1%
Cash America International, Inc.	31,500	1,102
Encore Capital Group, Inc. ‡	46,482	809
First Cash Financial Services, Inc. ‡	41,700	925
Oppenheimer Holdings, Inc. -Class A	13,800	458
Electrical Equipment - 2.2%
Capstone Turbine Corp. ‡^	470,175	607
EnerSys ‡	34,900	763
GrafTech International, Ltd. ‡	36,800	572
II-VI, Inc. ‡	31,080	989
Powell Industries, Inc. ‡	13,200	416
Electronic Equipment & Instruments - 0.5%
Cogent, Inc. ‡	72,000	748
Energy Equipment & Services - 3.2%
Core Laboratories NV	7,700	911
Hercules Offshore, Inc. ‡	149,053	712
Key Energy Services, Inc. ‡	79,800	701
Natural Gas Services Group, Inc. ‡	35,608	671
Oil States International, Inc. ‡	20,800	817
Oyo Geospace Corp. ‡	5,914	254
Unit Corp. ‡	20,800	884
Food & Staples Retailing - 0.6%
Pantry, Inc. ‡	47,300	643
QKL Stores, Inc. ‡	36,900	247
Food Products -1.6%
Calavo Growers, Inc. ^	36,820	626
Darling International, Inc. ‡	9,599	80
Diamond Foods, Inc.	24,800	881
Flowers Foods, Inc. ^	38,100	906
Health Care Equipment & Supplies - 3.9%
American Medical Systems Holdings, Inc. ‡	70,105	1,352
Atrion Corp.	4,000	623
ev3, Inc. ‡	70,200	936
Haemonetics Corp. ‡	17,000	938
ICU Medical, Inc. ‡	6,010	219
Sirona Dental Systems, Inc. ‡	32,900	1,044
Synovis Life Technologies, Inc. ‡	65,891	851
Health Care Providers & Services - 4.6%
Air Methods Corp. ‡	20,900	703
Amedisys, Inc. ‡^	20,300	986
Bio-Reference Labs, Inc. ‡	18,768	736
Emergency Medical Services Corp. -Class A ‡	11,400	617
Ensign Group, Inc.	27,400	421
Genoptix, Inc. ‡	22,800	810
LHC Group, Inc. ‡	26,487	890
Odyssey Healthcare, Inc. ‡	36,550	569

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Small Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts except share amounts in thousands)

	Shares	Value

Health Care Providers & Services - 4.6% (continued)
Psychiatric Solutions, Inc. ‡	31,068	$657
U.S. Physical Therapy, Inc. ‡	44,564	754
Health Care Technology - 0.6%
Phase Forward, Inc. ‡	56,853	873
Hotels, Restaurants & Leisure - 3.0%
BJ’s Restaurants, Inc. ‡^	41,406	779
Buffalo Wild Wings, Inc. ‡^	5,325	214
Cheesecake Factory, Inc. ‡	40,100	866
O’Charley’s, Inc. ‡	49,070	321
Penn National Gaming, Inc. ‡	34,300	933
Texas Roadhouse, Inc. -Class A ‡	72,800	818
WMS Industries, Inc. ‡	15,400	616
Household Durables - 1.8%
Helen of Troy, Ltd. ‡	35,760	875
Jarden Corp.	37,000	1,144
National Presto Industries, Inc.	7,135	779
Insurance - 1.3%
Argo Group International Holdings, Ltd. ‡	16,700	487
Infinity Property & Casualty Corp.	16,781	682
Tower Group, Inc.	35,600	833
Internet Software & Services - 3.3%
Art Technology Group, Inc. ‡	229,300	1,035
GigaMedia, Ltd. ‡	54,886	179
Infospace, Inc. ‡	86,273	739
Move, Inc. ‡	179,623	298
NIC, Inc.	80,620	737
United Online, Inc.	60,500	435
Valueclick, Inc. ‡	89,500	906
Web.com Group, Inc. ‡	100,500	656
IT Services - 3.0%
CACI International, Inc. -Class A ‡	22,300	1,089
Convergys Corp. ‡	92,000	989
CSG Systems International, Inc. ‡	34,800	664
Cybersource Corp. ‡	64,149	1,290
Wright Express Corp. ‡	17,500	558
Life Sciences Tools & Services - 0.8%
Bruker Corp. ‡	102,554	1,237
Machinery - 0.4%
Columbus McKinnon Corp. ‡	49,400	675
Marine - 0.9%
Genco Shipping & Trading, Ltd. ‡^	38,100	853
Hornbeck Offshore Services, Inc. ‡	20,447	476
Media - 1.2%
APAC Customer Services, Inc. ‡	125,500	748
Imax Corp. ‡	83,300	1,108
Metals & Mining - 2.3%
AK Steel Holding Corp.	27,974	597
Gammon Gold, Inc. ‡	81,400	896
Stillwater Mining Co. ‡	102,900	975
Thompson Creek Metals Co., Inc. ‡	85,500	1,003
Multiline Retail - 0.6%
Big Lots, Inc. ‡	33,400	968
Multi-Utilities - 0.5%
Avista Corp.	34,700	749
Oil, Gas & Consumable Fuels - 3.5%
Bill Barrett Corp. ‡	19,061	593
Cano Petroleum, Inc. ‡^	239,332	235

	Shares	Value

Oil, Gas & Consumable Fuels - 3.5% (continued)
Carrizo Oil & Gas, Inc. ‡	25,200	$668
Comstock Resources, Inc. ‡	22,500	912
Exco Resources, Inc.	43,000	912
Georesources, Inc. ‡	22,000	301
North American Energy Partners, Inc. ‡	104,391	758
Penn Virginia Corp.	41,200	877
Paper & Forest Products - 0.4%
Buckeye Technologies, Inc. ‡	58,400	570
Pharmaceuticals - 2.1%
Oculus Innovative Sciences, Inc. ‡^	58,909	108
Par Pharmaceutical Cos., Inc. ‡	24,400	660
Salix Pharmaceuticals, Ltd. ‡	41,300	1,049
Vivus, Inc. ‡^	143,849	1,322
Professional Services - 2.9%
Advisory Board Co. ‡	25,500	782
CRA International, Inc. ‡	31,000	826
FTI Consulting, Inc. ‡	17,700	835
Heidrick & Struggles International, Inc.	14,700	459
TrueBlue, Inc. ‡	68,021	1,007
VSE Corp.	10,400	469
Road & Rail - 1.9%
Arkansas Best Corp.	9,338	275
Celadon Group, Inc. ‡	95,363	1,035
Kansas City Southern ‡	33,700	1,121
Marten Transport, Ltd. ‡	23,213	417
Semiconductors & Semiconductor Equipment -3.6%
Advanced Analogic Technologies, Inc. ‡	144,577	570
Anadigics, Inc. ‡	181,100	764
Atheros Communications, Inc. ‡	20,400	698
Microsemi Corp. ‡	30,000	533
Mips Technologies, Inc. -Class A ‡	171,200	748
NVE Corp. ‡^	2,899	120
O2Micro International, Ltd. ADR ‡	192,300	1,005
Silicon Motion Technology Corp. ADR ‡^	126,600	432
Zoran Corp. ‡	63,485	702
Software - 8.8%
Actuate Corp. ‡	98,600	422
Clicksoftware Technologies, Ltd. ‡	124,163	869
Compuware Corp. ‡	124,300	899
EPIQ Systems, Inc. ‡	73,730	1,031
Interactive Intelligence, Inc. ‡	39,840	735
JDA Software Group, Inc. ‡	39,262	1,000
Open Text Corp. ‡	24,700	1,004
Quality Systems, Inc.	13,600	854
Quest Software, Inc. ‡	39,921	735
Radiant Systems, Inc. ‡	57,354	596
Smith Micro Software, Inc. ‡	93,563	855
Solera Holdings, Inc.	35,900	1,293
Sybase, Inc. ‡	19,870	862
TeleCommunication Systems, Inc. -Class A ‡	91,800	889
TIBCO Software, Inc. ‡	6,957	67
Tyler Technologies, Inc. ‡	47,300	942
Ultimate Software Group, Inc. ‡	17,400	511
Specialty Retail - 7.2%
Aaron’s, Inc. ^	32,470	900
Dress Barn, Inc. ‡	47,500	1,098

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Small Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts except share amounts in thousands)

	Shares	Value

Specialty Retail - 7.2% (continued)
Finish Line, Inc. -Class A	56,400	$708
Genesco, Inc. ‡	32,844	902
Gymboree Corp. ‡	14,100	613
hhgregg, Inc. ‡	44,770	986
Hibbett Sports, Inc. ‡	41,486	912
Jo-Ann Stores, Inc. ‡	204	7
JOS A. Bank Clothiers, Inc. ‡	21,338	900
Monro Muffler Brake, Inc.	29,600	990
Penske Automotive Group, Inc. ‡	48,700	739
PEP Boys-Manny Moe & Jack	81,200	687
Shoe Carnival, Inc. ‡	15,317	314
Ulta Salon Cosmetics & Fragrance, Inc. ‡	27,250	495
Williams-Sonoma, Inc.	35,200	731
Textiles, Apparel & Luxury Goods - 3.5%
Carter’s, Inc. ‡	35,300	927
Deckers Outdoor Corp. ‡	8,200	834
Iconix Brand Group, Inc. ‡	66,200	837
Maidenform Brands, Inc. ‡	50,500	843
Steven Madden, Ltd. ‡	22,934	946
Warnaco Group, Inc. ‡	21,875	923
Thrifts & Mortgage Finance - 0.2%
Provident Financial Services, Inc.	32,500	346
Wireless Telecommunication Services - 1.0%
Novatel Wireless, Inc. ‡	78,700	627
Syniverse Holdings, Inc. ‡	52,651	921

Total Common Stocks (cost $130,171)		147,711

	Shares	Value

INVESTMENT COMPANY - 0.4%
Capital Markets - 0.4%
iShares Russell 2000 Growth Index Fund ^	8,900	606
Total Investment Company (cost $579)

	Contracts ┌	Value

WARRANT - 0.0%
Krispy Kreme Doughnuts, Inc.
Expiration: 03/02/2012
Exercise Price: $0.00	141	♦
Total Warrant (cost $–)

	Principal	Value

REPURCHASE AGREEMENT - 2.5%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $3,868 on 01/04/2010. Collateralized by US Treasury Bill, 0.19%, due 06/24/10, with a value of $3,946.	$3,868	3,868
Total Repurchase Agreement (cost $3,868)

	Shares	Value

SECURITIES LENDING COLLATERAL - 4.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	6,348,664	6,349
Total Securities Lending Collateral (cost $6,349)

Total Investment Securities (cost $140,967) #		158,534
Other Assets and Liabilities - Net		(5,810)

Net Assets		$152,724

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Small Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts in thousands)
NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.
^	All or a portion of this security is on loan. The value of all securities on loan is $6,119.
♦	Value is less than $1.
▲	Rate shown reflects the yield at 12/31/2009.
#	Aggregate cost for federal income tax purposes is $145,879. Aggregate gross unrealized appreciation (depreciation) for all securities in which there is an excess of value over tax cost were $19,187 and $(6,532), respectively. Net unrealized appreciation for tax purposes is $12,655.
┌	Contract amounts are not in thousands.
DEFINITIONS:
ADR	American Depositary Receipt
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$30,993	$–	$–	$30,993
Equities - Consumer Staples	4,761	–	–	4,761
Equities - Energy	10,206	–	–	10,206
Equities - Financials	9,389	–	–	9,389
Equities - Health Care	21,234	–	–	21,234
Equities - Industrials	24,367	–	–	24,367
Equities - Information Technology	37,444	–	–	37,444
Equities - Materials	7,020	–	–	7,020
Equities - Telecommunication Services	1,548	–	–	1,548
Equities - Utilities	749	–	–	749
Investment Company - Financials	606	–	–	606
Cash & Cash Equivalent - Repurchase Agreement	–	3,868	–	3,868
Cash & Cash Equivalent - Securities Lending Collateral	6,349	–	–	6,349
Total	$154,666	$3,868	$–	$158,534

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

International Equity Portfolio

SCHEDULE OF INVESTMENTS
At December 31, 2009
(all amounts except share amounts in thousands)

	Shares	Value

COMMON STOCKS - 99.2%
Australia - 2.2%
BHP Billiton, Ltd.	598,101	$22,887
Brazil - 4.6%
BM&F BOVESPA SA	1,665,000	11,715
Empresa Brasileira de Aeronautica SA ADR ‡	307,300	6,794
Natura Cosmeticos SA ‡	553,800	11,550
Petroleo Brasileiro SA ADR	367,910	17,543
Canada - 6.3%
Canadian National Railway Co.	341,550	18,726
Canadian Natural Resources, Ltd.	245,300	17,826
Potash Corp. of Saskatchewan, Inc.	113,700	12,336
Rogers Communications, Inc. -Class B ^	534,100	16,694
Cayman Islands - 0.8%
Baidu, Inc. ADR ‡	20,550	8,451
China - 5.4%
China Merchants Bank Co., Ltd. -Class H	7,574,593	19,708
Industrial & Commercial Bank of China - Class H	33,318,000	27,440
Sinopharm Group Co. -Class H ‡	2,526,400	8,977
Denmark - 3.4%
Novo Nordisk A/S -Class B	329,849	21,058
Vestas Wind Systems A/S ‡	245,253	14,932
France - 9.4%
Air Liquide SA	147,471	17,538
AXA SA	770,424	18,089
BNP Paribas	245,315	19,458
Lafarge SA	222,742	18,344
LVMH Moet Hennessy Louis Vuitton SA ^	224,333	25,153
Germany - 6.7%
Deutsche Bank AG	288,300	20,386
E.ON AG	201,513	8,458
Fresenius Medical Care AG & Co. KGaA	315,400	16,731
SAP AG	503,161	23,987
Greece - 1.7%
National Bank of Greece SA ‡	698,797	17,953
Guernsey, Channel Islands - 1.1%
Amdocs, Ltd. ‡	406,400	11,595
Hong Kong - 4.1%
CNOOC, Ltd.	13,388,770	20,825
Hong Kong Exchanges & Clearing, Ltd.	1,254,200	22,315
Ireland - 1.0%
Covidien PLC	223,800	10,718
Israel - 3.0%
Teva Pharmaceutical Industries, Ltd. ADR	549,694	30,882
Italy - 1.3%
Intesa Sanpaolo SpA ‡	2,902,156	13,060
Japan - 8.9%
Fanuc, Ltd. ^	163,094	15,201
Komatsu, Ltd.	1,274,400	26,678
Mitsubishi UFJ Financial Group, Inc.	3,567,400	17,572
Nintendo Co., Ltd.	36,900	8,813
Toyota Motor Corp.	581,000	24,496
Korea, Republic of - 1.0%
Hyundai Motor Co.	98,953	10,243
Mexico - 3.0%
America Movil SAB de CV -Series L ADR	284,209	13,352
Wal-Mart de Mexico SAB de CV -Series V^	3,958,400	17,641
Netherlands - 1.0%
ING Groep NV ‡	1,054,600	10,156
Netherlands Antilles - 1.3%
Schlumberger, Ltd.	209,600	13,643
Spain - 1.9%
Telefonica SA	720,573	20,168

	Shares	Value

Sweden - 1.9%
Hennes & Mauritz AB -Class B	357,758	$19,833
Switzerland - 7.7%
Julius Baer Group, Ltd.	237,996	8,370
Logitech International SA ‡^	515,587	8,943
Nestle SA	495,054	24,027
Novartis AG	416,671	22,753
Roche Holding AG	96,792	16,553
Taiwan - 0.6%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	517,700	5,922
Turkey - 1.1%
Turkcell Iletisim Hizmet AS	1,671,517	11,856
United Kingdom - 18.4%
ARM Holdings PLC	3,085,743	8,811
BP PLC	1,095,040	10,574
British American Tobacco PLC	668,773	21,710
British Sky Broadcasting Group PLC	1,727,619	15,605
Cairn Energy PLC ‡	1,039,390	5,564
Carnival PLC ‡	559,598	19,065
Kingfisher PLC	4,446,610	16,369
Pearson PLC	836,537	11,994
Reckitt Benckiser Group PLC	405,791	21,965
SABMiller PLC	501,956	14,755
Smith & Nephew PLC	927,341	9,539
Standard Chartered PLC	833,355	21,039
Tesco PLC	2,329,100	16,068
United States - 1.4%
Southern Copper Corp.	278,000	9,149
Synthes, Inc.	40,046	5,250

Total Common Stocks (cost $827,692)		$1,035,806

	Principal	Value

REPURCHASE AGREEMENT - 0.6%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $6,440 on 01/04/2010. Collateralized by US Treasury Bill, 0.19%, due 06/24/10, with a value of $6,569.	$6,440	6,440
Total Repurchase Agreement (cost $6,440)

	Shares	Value

SECURITIES LENDING COLLATERAL - 0.8%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	8,315,278	8,315

Total Securities Lending Collateral (cost $8,315)
Total Investment Securities (cost $842,447) #		1,050,561
Other Assets and Liabilities - Net		(6,512)

Net Assets		$1,044,049

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

International Equity Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2009
(all amounts in thousands)

FORWARD FOREIGN CURRENCY CONTRACTS:
			Amount in U.S.	Net Unrealized
		Settlement	Dollars Bought	Appreciation
Currency	Bought (Sold)	Date	(Sold)	(Depreciation)

Brazilian Real	(36,717)	01/22/2010	($20,602)	($386)
Mexican Peso	(387,805)	05/28/2010	(29,442)	326)

				($60)

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.
^	All or a portion of this security is on loan. The value of all securities on loan is $7,913.
▲	Rate shown reflects the yield at 12/31/2009.
#	Aggregate cost for federal income tax purposes is $854,283. Aggregate gross unrealized appreciation (depreciation) for all securities in which there is an excess of value over tax cost were $208,891 and $(12,613), respectively. Net unrealized appreciation for tax purposes is $196,278.
DEFINITION:
ADR	American Depositary Receipt
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities — Consumer Discretionary	$–	$142,758	$–	$142,758
Equities — Consumer Staples	29,191	98,525	–	127,716
Equities — Energy	49,010	36,963	–	85,973
Equities — Financials	20,085	207,176	–	227,261
Equities — Health Care	50,578	91,884	–	142,462
Equities — Industrials	25,520	56,811	–	82,331
Equities — Information Technology	25,968	50,554	–	76,522
Equities — Materials	21,485	58,770	–	80,255
Equities — Telecommunication Services	30,046	32,024	–	62,070
Equities — Utilities	–	8,458	–	8,458
Cash & Cash Equivalent — Repurchase Agreement	–	6,440	–	6,440
Cash & Cash Equivalent — Securities Lending Collateral	8,315	–	–	8,315
Total	$260,198	$790,363	$–	$1,050,561

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts — Appreciation	$–	$326	$–	$326
Forward Foreign Currency Contracts — Depreciation	$–	(386)	$–	(386)
Total	$–	$(60)	$–	$(60)

*	Other financial instruments are derivative instruments. Future Contracts, Forward Foreign Currency Contracts and Swap Contracts are valued at unrealized appreciation (depreciation) on the instrument.
The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

International Equity Portfolio
SCHEDULE OF INVESTMENTS
(continued) At December 31, 2009
(all amounts in thousands)

	Percentage of
INVESTMENTS BY INDUSTRY (unaudited):	Total Investments	Value

Commercial Banks	12.9%	$136,230
Pharmaceuticals	9.5	100,223
Oil, Gas & Consumable Fuels	6.9	72,332
Software	4.2	44,395
Diversified Financial Services	4.2	44,186
Wireless Telecommunication Services	4.0	41,902
Machinery	4.0	41,879
Specialty Retail	3.5	36,202
Automobiles	3.3	34,739
Food & Staples Retailing	3.2	33,709
Metals & Mining	3.1	32,036
Chemicals	2.9	29,874
Capital Markets	2.7	28,756
Media	2.7	27,599
Health Care Equipment & Supplies	2.4	25,507
Textiles, Apparel & Luxury Goods	2.4	25,153
Food Products	2.3	24,027
Household Products	2.2	21,965
Tobacco	2.1	21,710
Diversified Telecommunication Services	1.9	20,168
Hotels, Restaurants & Leisure	1.8	19,065
Road & Rail	1.7	18,726
Construction Materials	1.7	18,344
Insurance	1.7	18,089
Health Care Providers & Services	1.6	16,731
Electrical Equipment	1.4	14,932
Beverages	1.4	14,755
Semiconductors & Semiconductor Equipment	1.4	14,733
Energy Equipment & Services	1.3	13,643
Personal Products	1.1	11,550
Computers & Peripherals	0.9	8,943
Electric Utilities	0.8	8,458
Internet Software & Services	0.8	8,451
Aerospace & Defense	0.6	6,794

Investment Securities, at Value	98.6	1,035,806
Short-Term Investments	1.4	14,755

Total Investments	100.0%	$1,050,561

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Statements of Assets and Liabilities

At December 31, 2009
(all amounts in thousands)

					Inflation-
			High Quality		Protected
	Money Market		Bond		Securities		Core Bond		High Yield Bond		Balanced

Assets:
Investment securities, at value, including investments held as collateral for securities out on loan	$1,031,037		$497,146		$349,023		$2,081,717		$621,815		$138,880
Repurchase agreements, at cost	101,410		10,832		15,624		132,377		6,573		9,125
Cash on deposit with broker	–		–		–		–		–		200
Cash	–	(a)	–		–		–		–		–
Foreign currency, at value	–		–		1,626		3,190		–		76
Unrealized appreciation on forward foreign currency contracts	–		–		573		1,394		–		–
Swap agreements, at value	–		–		901		4,636		–		–
Receivables:
Due from Advisor	–		–		4		–	(a)	–	(a)	–
Investment securities sold	–		–		1,691		742,624		2,139		1,902
Interest	763		2,494		3,013		13,842		12,991		512
Dividends	–		–		–		–		–		91
Securities lending (net)	–		3		–		2		–		1
Other	–		–		–		–		69		–

	1,133,210		510,475		372,455		2,979,782		643,587		150,787

Liabilities:
Due to custodian	–		–		–		–		–	(a)	–
Due to Advisor	–		–		–		–		–		3
Accounts payable and accrued liabilities:
Collateral for investment securities on loan	–		30,044		–		4,048		–		1,121
Investment securities purchased	–		3,171		840		948,723		1,316		11,747
Variation margin	–		–		70		691		–		42
Advisory fees	238		128		111		521		295		54
Other	65		44		71		208		59		61
Swap agreements, at value	–		–		28		4,207		–		–
Securities sold short, at value	–		–		–		252,346		–		–
Written options and swaptions, at value	–		–		901		19,507		–		25
Unrealized depreciation on forward foreign currency contracts	–		–		424		–		–		–

	303		33,387		2,445		1,230,251		1,670		13,053

Net Assets	$1,132,907		$477,088		$370,010		$1,749,531		$641,917		$137,734

Investment securities, at cost	$1,031,037		$493,618		$341,894		$2,116,239		$616,818		$146,770
Foreign currency, at cost	$–		$–		$1,622		$3,161		$–		$78
Proceeds from securities sold short	$–		$–		$–		$253,804		$–		$–
Premiums paid on swap agreements	$–		$–		$–		$1,975		$–		$–
Premiums received on swap agreements	$–		$–		$–		$2		$–		$–
Premiums on written options and swaptions	$–		$–		$1,092		$27,693		$–		$30

	Large Value		Large Core		Large Growth		Mid Value		Mid Growth		Small Value

Assets:
Investment securities, at value, including investments held as collateral for securities out on loan	$1,246,426		$278,441		$1,342,280		$805,694		$253,088		$146,984
Repurchase agreements, at cost	25,149		3,726		7,961		30,653		1,229		5,321
Receivables:
Due from Advisor	–	(a)	–		1		–	(a)	6		7
Investment securities sold	13,838		1,017		4,798		908		–		264
Interest	–	(a)	–	(a)	–	(a)	–	(a)	–	(a)	–	(a)
Dividends	1,597		416		1,442		1,020		4		148
Securities lending income (net)	21		5		20		25		3		2
Other	47		–		–		–		–		–

	1,287,078		283,605		1,356,502		838,300		254,330		152,726

Liabilities:
Accounts payable and accrued liabilities:
Collateral for investment securities on loan	12,001		1,784		8,800		28,664		2,387		6,090
Investment securities purchased	10,999		727		5,331		463		–		775
Advisory fees	484		145		703		455		151		99
Other	131		53		148		57		43		35

	23,615		2,709		14,982		29,639		2,581		6,999

Net Assets	$1,263,463		$280,896		$1,341,520		$808,661		$251,749		$145,727

Investment securities, at cost	$1,130,512		$259,254		$1,170,038		$740,365		$214,785		$136,808

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Statements of Assets and Liabilities (continued)

At December 31, 2009
(all amounts in thousands)

					International
	Small Core		Small Growth		Equity

Assets:
Investment securities, at value, including investments held as collateral for securities out on loan	$351,554		$154,666		$1,044,121
Repurchase agreements, at cost	4,453		3,868		6,440
Foreign currency, at value	–		–		404
Unrealized appreciation on forward foreign currency contracts	–		–		326
Receivables:
Due from Advisor	–		8		–
Investment securities sold	94		1,478		–
Interest	–	(a)	–	(a)	–	(a)
Dividends	431		15		484
Dividend reclaims	–		–		2,032
Securities lending (net)	27		23		22

	356,559		160,058		1,053,829

Liabilities:
Due to Advisor	23		–		–
Accounts payable and accrued liabilities:
Collateral for investment securities on loan	16,164		6,349		8,315
Investment securities purchased	–		839		112
Variation margin	20		–		–
Advisory fees	230		110		665
Other	78		36		302
Unrealized depreciation on forward foreign currency contracts	–		–		386

	16,515		7,334		9,780

Net Assets	$340,044		$152,724		$1,044,049

Investment securities, at cost	$296,528		$137,099		$836,007
Foreign currency, at cost	$–		$–		$409

(a)	Rounds to less than $1.
The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Statements of Operations

For the year ended December 31, 2009
(all amounts in thousands)

			Inflation-
		High Quality	Protected
	Money Market	Bond	Securities	Core Bond		High Yield Bond		Balanced

Investment income:
Interest income	$7,934	$16,441	$5,168	$73,457		$56,460		$3,089
Securities lending income (net)	–	20	2	10		20		4
Dividend income	–	–	–	–		163		2,038
Withholding taxes on foreign dividends	–	–	–	–		–		(1)

	7,934	16,461	5,170	73,467		56,643		5,130

Expenses:
Advisory	3,074	1,396	1,281	5,321		2,917		658
Custody	151	57	58	306		100		101
Audit & tax	26	28	28	32		28		30
Legal	57	13	68	79		26		5
Printing and shareholder reports	18	7	6	30		9		4
Trustee and CCO	36	12	10	42		15		4
Other	16	5	5	20		7		2

Total expenses	3,378	1,518	1,456	5,830		3,102		804

Expenses reimbursed	–	–	(4)	–	(a)	–	(a)	(73)

Net expenses	3,378	1,518	1,452	5,830		3,102		731

Net investment income	4,556	14,943	3,718	67,637		53,541		4,399

Net realized gain (loss) on transactions from:
Investment securities	56	(415)	(1,739)	(58,150)		(24,341)		(18,043)
Swap agreements	–	–	16	18,626		–		–
Futures contracts	–	–	185	7,392		–		609
Written option and swaptions	–	–	635	2,925		–		273
Foreign currency transactions	–	–	61	(136)		–		143

	56	(415)	(842)	(29,343)		(24,341)		(17,018)

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	–	22,148	30,325	142,742		205,329		43,376
Swap agreements	–	–	873	(19,201)		–		–
Futures contracts	–	–	324	(6,608)		–		(886)
Written option and swaptions	–	–	191	13,737		–		285
Securities sold short	–	–	–	3,443		–		–
Translation of assets and liabilities denominated in foreign currencies	–	–	158	1,288		–		(105)

	–	22,148	31,871	135,401		205,329		42,670

Net realized and unrealized gain	56	21,733	31,029	106,058		180,988		25,652

Net increase In net assets resulting from operations	$4,612	$36,676	$34,747	$173,695		$234,529		$30,051

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Statements of Operations (continued)

For the year ended December 31, 2009
(all amounts in thousands)

	Large Value		Large Core		Large Growth		Mid Value		Mid Growth	Small Value

Investment Income:
Interest income	$-	(a)	$-	(a)	$3		$14		$3	$3
Securities lending income (net)	69		21		207		82		39	53
Dividend income	33,195		5,647		17,926		14,467		1,139	2,856
Withholding taxes on foreign dividends	(116)		(15)		(78)		(58)		(6)	-

	33,148		5,653		18,058		14,505		1,175	2,912

Expenses:
Advisory	5,515		1,550		6,918		4,547		1,642	1,140
Custody	143		1		119		80		39	41
Audit & tax	32		29		30		24		24	24
Legal	112		8		61		28		9	6
Printing and shareholder reports	29		6		30		15		6	4
Trustee and CCO	33		6		31		19		6	4
Other	17		3		14		7		3	2

Total expenses	5,881		1,603		7,203		4,720		1,729	1,221

Expenses reimbursed	-	(a)	-		(1)		-	(a)	(18)	(39)

Net expenses	5,881		1,603		7,202		4,720		1,711	1,182

Net investment income (loss)	27,267		4,050		10,856		9,785		(536)	1,730

Net realized gain (loss) on transactions from:
Investment securities	(675,481)		(52,417)		(109,207)		(182,248)		(44,907)	(24,300)
Futures contracts	-		250		-		-		-	-
Foreign currency transactions	-		-	(a)	8		-		-	-

	(675,481)		(52,167)		(109,199)		(182,248)		(44,907)	(24,300)

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	814,282		102,106		436,386		371,554		98,216	47,791
Futures contracts	-		(31)		-		-		-	-
Translation of assets and liabilities denominated in foreign currencies	-	(a)	-	(a)	-		-	(a)	-	-

	814,282		102,075		436,386		371,554		98,216	47,791

Net realized and unrealized gain	138,801		49,908		327,187		189,306		53,309	23,491

Net increase In net assets resulting from operations	$166,068		$53,958		$338,043		$199,091		$52,773	$25,221

					International
	Small Core		Small Growth		Equity

Investment income:
Interest income	$8		$1		$-	(a)
Securities lending income (net)	158		134		90
Dividend income	4,823		644		26,363
Withholding taxes on foreign dividends	(2)		(2)		(4,353)

	4,987		777		22,100

Expenses:
Advisory	2,617		1,296		7,473
Custody	99		56		623
Audit & tax	31		24		28
Legal	14		6		37
Printing and shareholder reports	8		4		17
Trustee and CCO	8		4		25
Other	5		2		13

Total expenses	2,782		1,392		8,216

Expenses reimbursed	(1)		(51)		-

Net expenses	2,781		1,341		8,216

Net investment income (loss)	2,206		(564)		13,884

Net realized gain (loss) on transactions from:
Investment securities	(117,507)		(23,946)		(405,942)
Futures contracts	57		-		-
Foreign currency transactions	-		-		(10,359)

	(117,450)		(23,946)		(416,301)

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	189,210		67,426		634,292
Futures contracts	3		-		-
Translation of assets and liabilities denominated in foreign currencies	-		-		194

	189,213		67,426		634,486

Net realized and unrealized gain	71,763		43,480		218,185

Net increase In net assets resulting from operations	$73,969		$42,916		$232,069

(a)	Rounds to less than $1.
The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Statements of Changes in Net Assets

For the years ended:
(all amounts in thousands)

	Money Market		High Quality Bond		Inflation-Protected Securities
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008	2009	2008

From operations:
Net investment income	$4,556	$29,394	$14,943	$22,266	$3,718	$23,136
Net realized gain (loss)	56	(546)	(415)	3,032	(842)	(10,344)
Change in net unrealized appreciation/depreciation	—	—	22,148	(20,430)	31,871	(28,629)

Net increase (decrease) in net assets resulting from operations	4,612	28,848	36,676	4,868	34,747	(15,837)

From transactions in investors’ beneficial interests:
Contributions	1,027,545	4,260,151	235,138	202,814	78,906	509,259
Withdrawals	(1,225,052)	(4,013,993)	(215,958)	(619,741)	(132,841)	(253,237)

Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(197,507)	246,158	19,180	(416,927)	(53,935)	256,022

Net increase (decrease) in net assets	(192,895)	275,006	55,856	(412,059)	(19,188)	240,185

Net Assets:
Beginning of year	1,325,802	1,050,796	421,232	833,291	389,198	149,013

End of year	$1,132,907	$1,325,802	$477,088	$421,232	$370,010	$389,198

	Core Bond		High Yield Bond		Balanced
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008	2009	2008

From operations:
Net investment income	$67,637	$99,860	$53,541	$52,311	$4,399	$8,396
Net realized gain (loss)	(29,343)	32,472	(24,341)	(47,659)	(17,018)	(18,537)
Change in net unrealized appreciation/depreciation	135,401	(171,050)	205,329	(177,505)	42,670	(61,189)

Net increase (decrease) in net assets resulting from operations	173,695	(38,718)	234,529	(172,853)	30,051	(71,330)

From transactions in investors’ beneficial interests:
Contributions	545,781	611,899	120,397	263,465	19,026	40,382
Contribution in-Kind	164,114	—	—	—	—	—
Series Reorganizations	60,639	—	—	—	—	—
Withdrawals	(862,011)	(1,154,748)	(152,872)	(189,476)	(80,273)	(118,757)

Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(91,477)	(542,849)	(32,475)	73,989	(61,247)	(78,375)

Net increase (decrease) in net assets	82,218	(581,567)	202,054	(98,864)	(31,196)	(149,705)

Net Assets:
Beginning of year	1,667,313	2,248,880	439,863	538,727	168,930	318,635

End of year	$1,749,531	$1,667,313	$641,917	$439,863	$137,734	$168,930

	Large Value		Large Core		Large Growth
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008	2009	2008

From operations:
Net investment income	$27,267	$58,283	$4,050	$6,020	$10,856	$16,251
Net realized loss	(675,481)	(202,203)	(52,167)	(72,556)	(109,199)	(312,720)
Change in net unrealized appreciation/depreciation	814,282	(1,044,250)	102,075	(138,992)	436,386	(519,838)

Net increase (decrease) in net assets resulting from operations	166,068	(1,188,170)	53,958	(205,528)	338,043	(816,307)

From transactions in investors’ beneficial interests:
Contributions	153,363	536,264	25,021	90,488	269,103	359,021
Contribution in-Kind	41,832	—	—	—	83,167	—
Series Reorganizations	879	—	—	—	94,418	—
Withdrawals	(549,649)	(1,062,149)	(79,857)	(506,448)	(573,994)	(856,692)

Net decrease in net assets resulting from transactions in investors’ beneficial interests	(353,575)	(525,885)	(54,836)	(415,960)	(127,306)	(497,671)

Net increase (decrease) in net assets	(187,507)	(1,714,055)	(878)	(621,488)	210,737	(1,313,978)

Net Assets:
Beginning of year	1,450,970	3,165,025	281,774	903,262	1,130,783	2,444,761

End of year	$1,263,463	$1,450,970	$280,896	$281,774	$1,341,520	$1,130,783

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Statements of Changes in Net Assets (continued)

For the years ended:
(all amounts in thousands)

	Mid Value		Mid Growth		Small Value
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008	2009	2008

From operations:
Net investment income (loss)	$9,785	$14,251	$(536)	$(58)	$1,730	$4,063
Net realized loss	(182,248)	(84,755)	(44,907)	(28,806)	(24,300)	(36,930)
Change in net unrealized appreciation/depreciation	371,554	(307,128)	98,216	(127,523)	47,791	(19,173)

Net increase (decrease) in net assets resulting from operations	199,091	(377,632)	52,773	(156,387)	25,221	(52,040)

From transactions in investors’ beneficial interests:
Contributions	82,637	281,952	31,031	152,814	13,079	131,999
Withdrawals	(103,316)	(262,248)	(61,021)	(104,650)	(49,201)	(108,468)

Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(20,679)	19,704	(29,990)	48,164	(36,122)	23,531

Net increase (decrease) in net assets	178,412	(357,928)	22,783	(108,223)	(10,901)	(28,509)

Net Assets:
Beginning of year	630,249	988,177	228,966	337,189	156,628	185,137

End of year	$808,661	$630,249	$251,749	$228,966	$145,727	$156,628

	Small Core		Small Growth		International Equity
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008	2009	2008

From operations:
Net investment income (loss)	$2,206	$5,961	$(564)	$(384)	$13,884	$51,094
Net realized loss	(117,450)	(151,927)	(23,946)	(24,789)	(416,301)	(380,233)
Change in net unrealized appreciation/depreciation	189,213	(115,574)	67,426	(59,829)	634,486	(815,788)

Net increase (decrease) in net assets resulting from operations	73,969	(261,540)	42,916	(85,002)	232,069	(1,144,927)

From transactions in investors’ beneficial interests:
Contributions	33,336	160,448	14,916	132,974	111,677	764,741
Withdrawals	(156,923)	(459,443)	(57,621)	(62,276)	(399,757)	(783,816)

Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(123,587)	(298,995)	(42,705)	70,698	(288,080)	(19,075)

Net increase (decrease) in net assets	(49,618)	(560,535)	211	(14,304)	(56,011)	(1,164,002)

Net Assets:
Beginning of year	389,662	950,197	152,513	166,817	1,100,060	2,264,062

End of year	$340,044	$389,662	$152,724	$152,513	$1,044,049	$1,100,060

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Financial Highlights

For the years ended:

			Money Market
	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005

Net Assets End of Year	$1,132,907	$1,325,802	$1,050,796	$925,941	$765,777

Total Return	0.36%	2.44%	5.17%	4.86%	3.00%

Ratios and Supplemental Data
Expenses to average net assets
Before reimbursement	0.27%	0.27%	0.28%	0.28%	0.28%
After reimbursement	0.27%	0.27%	0.28%	0.28%	0.28%
Net investment income to average net assets	0.37%	2.43%	5.01%	4.77%	2.97%

			High Quality Bond
	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005

Net Assets End of Year	$477,088	$421,232	$833,291	$817,623	$788,399

Total Return	9.83%	0.55%	5.34%	4.38%	1.95%

Ratios and Supplemental Data
Expenses to average net assets
Before reimbursement	0.38%	0.38%	0.38%	0.38%	0.39%
After reimbursement	0.38%	0.38%	0.38%	0.38%	0.39%
Net investment income to average net assets	3.75%	4.24%	4.38%	4.03%	3.25%
Portfolio turnover rate	104%	64%	56%	55%	58%

			Inflation-Protected Securities
	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005

Net Assets End of Year	$370,010	$389,198	$149,013	$150,681	$261,107

Total Return	10.22%	(2.14%)	10.16%	3.48%	1.34%

Ratios and Supplemental Data
Expenses to average net assets
Before reimbursement	0.40%	0.39%	0.42%	0.41%	0.40%
After reimbursement	0.40%	0.39%	0.40%	0.40%	0.40%
Net investment income to average net assets	1.02%	4.99%	5.26%	4.50%	3.45%
Portfolio turnover rate	118%	154%	340%	525%	756%

			Core Bond
	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005

Net Assets End of Year	$1,749,531	$1,667,313	$2,248,880	$2,077,821	$2,052,893

Total Return	12.89%	(1.83%)	6.67%	4.17%	2.38%

Ratios and Supplemental Data
Expenses to average net assets
Before reimbursement	0.38%	0.38%	0.38%	0.38%	0.39%
After reimbursement	0.38%	0.38%	0.38%	0.38%	0.39%
Net investment income to average net assets	4.45%	5.12%	4.81%	4.50%	3.99%
Portfolio turnover rate	1,014% (a)	530%	503%	487%	1,003%

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Financial Highlights (continued)

For the years ended:

			High Yield Bond
	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005

Net Assets End of Year	$641,917	$439,863	$538,727	$502,330	$416,027

Total Return	57.21%	(28.90%)	2.02%	11.99%	3.34%

Ratios and Supplemental Data
Expenses to average net assets
Before reimbursement	0.59%	0.58%	0.58%	0.59%	0.60%
After reimbursement	0.59%	0.58%	0.58%	0.59%	0.60%
Net investment income to average net assets	10.10%	9.57%	7.97%	7.86%	7.74%
Portfolio turnover rate	98%	54%	96%	93%	68%

			Balanced
	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005

Net Assets End of Year	$137,734	$168,930	$318,635	$381,649	$410,748

Total Return	23.45%	(26.71%)	1.79%	11.74%	5.59%

Ratios and Supplemental Data
Expenses to average net assets
Before reimbursement	0.55%	0.53%	0.52%	0.53%	0.54%
After reimbursement	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income to average net assets	3.01%	3.45%	2.87%	2.72%	2.25%
Portfolio turnover rate	167%	154%	226%	224%	367%

			Large Value
	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005

Net Assets End of Year	$1,263,463	$1,450,970	$3,165,025	$3,538,944	$3,018,060

Total Return	16.71%	(42.94%)	(1.75%)	20.68%	6.88%

Ratios and Supplemental Data
Expenses to average net assets
Before reimbursement	0.48%	0.48%	0.48%	0.48%	0.48%
After reimbursement	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income to average net assets	2.22%	2.53%	1.68%	1.47%	1.38%
Portfolio turnover rate	124%(a)	26%	30%	31%	89%

			Large core
	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005

Net Assets End of Year	$280,896	$281,774	$903,262	$1,159,020	$1,178,759

Total Return	23.36%	(36.65%)	2.11%	11.77%	7.12%

Ratios and Supplemental Data
Expenses to average net assets
Before reimbursement	0.62%	0.65%	0.64%	0.63%	0.64%
After reimbursement	0.62%	0.65%	0.64%	0.63%	0.64%
Net investment income to average net assets	1.57%	1.31%	1.08%	1.11%	0.96%
Portfolio turnover rate	168%	99%	101%	73%	79%

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Financial Highlights (continued)

For the years ended:

			Large Growth
	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005

Net Assets End of Year	$1,341,520	$1,130,783	$2,444,761	$2,526,917	$2,587,382

Total Return	35.56%	(39.87%)	12.25%	4.12%	7.18%

Ratios and Supplemental Data
Expenses to average net assets
Before reimbursement	0.65%	0.65%	0.65%	0.64%	0.65%
After reimbursement	0.65%	0.65%	0.65%	0.64%	0.65%
Net investment income to average net assets	0.97%	0.92%	0.61%	0.43%	0.34%
Portfolio turnover rate	102%(a)	102%	129%	84%	76%

			Mid Value
	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005

Net Assets End of Year	$808,661	$630,249	$998,177	$936,974	$641,532

Total Return	32.53%	(37.73%)	2.62%	18.33%	9.77%

Ratios and Supplemental Data
Expenses to average net assets
Before reimbursement	0.70%	0.70%	0.70%	0.71%	0.72%
After reimbursement	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income to average net assets	1.44%	1.69%	1.37%	1.17%	1.28%
Portfolio turnover rate	122%	68%	69%	80%	112%

			Mid Growth
	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005

Net Assets End of Year	$251,749	$228,966	$337,189	$309,909	$282,950

Total Return	25.24%	(41.55%)	30.42%	2.17%	13.42%

Ratios and Supplemental Data
Expenses to average net assets
Before reimbursement	0.76%	0.75%	0.75%	0.75%	0.76%
After reimbursement	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment loss to average net assets	(0.23%)	(0.02%)	(0.23%)	(0.31%)	(0.38%)
Portfolio turnover rate	214%	158%	152%	151%	142%

			Small Value
	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005

Net Assets End of Year	$145,727	$156,628	$185,137	$236,317	$218,749

Total Return	19.64%	(26.63%)	(7.74%)	9.64%	(4.70%)

Ratios and Supplemental Data
Expenses to average net assets
Before reimbursement	0.88%	0.87%	0.87%	0.87%	0.88%
After reimbursement	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income to average net assets	1.24%	1.94%	1.36%	0.27%	0.10%
Portfolio turnover rate	103%	117%	94%	105%	143%

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Financial Highlights (continued)

For the years ended:

			Small Core
	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005

Net Assets End of Year	$340,044	$389,662	$950,197	$1,211,556	$1,296,672

Total Return	27.64%	(36.06%)	(4.49%)	11.77%	10.53%

Ratios and Supplemental Data
Expenses to average net assets
Before reimbursement	0.85%	0.85%	0.84%	0.85%	0.85%
After reimbursement	0.85%	0.85%	0.84%	0.85%	0.85%
Net investment income to average net assets	0.67%	0.94%	0.58%	0.29%	0.09%
Portfolio turnover rate	88%	106%	97%	86%	92%

			Small Growth
	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005

Net Assets End of Year	$152,724	$152,513	$166,817	$155,003	$132,904

Total Return	32.99%	(37.87%)	8.64%	8.71%	0.55%

Ratios and Supplemental Data
Expenses to average net assets
Before reimbursement	0.93%	0.93%	0.92%	1.04%	0.98%
After reimbursement	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment loss to average net assets	(0.38%)	(0.18%)	(0.42%)	(0.29%)	(0.41%)
Portfolio turnover rate	104%	146%	144%	173%	183%

			International Equity
	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005

Net Assets End of Year	$1,044,049	$1,100,060	$2,264,062	$2,101,152	$1,721,786

Total Return	26.10%	(49.94%)	11.69%	27.31%	11.20%

Ratios and Supplemental Data
Expenses to average net assets
Before reimbursement	0.82%	0.84%	0.87%	0.87%	0.88%
After reimbursement	0.82%	0.84%	0.87%	0.87%	0.88%
Net investment income to average net assets	1.39%	2.78%	2.25%	1.78%	2.03%
Portfolio turnover rate	138%	174%	110%	81%	94%

(a)	Excludes investment securities received in kind in connection with Series Reorganization. See note 7.
The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2009

Notes to Financial Statements

At December 31, 2009
(all amounts in thousands)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Partners Portfolios (the “Series Portfolio”), a series trust organized on September 1, 1993 under the laws of the State of New York, is composed of fifteen different series that are, in effect, separate investment funds: Transamerica Partners Money Market Portfolio (“Money Market”), Transamerica Partners High Quality Bond Portfolio (“High Quality Bond”), Transamerica Partners Inflation-Protected Securities Portfolio (“Inflation-Protected Securities”), Transamerica Partners Core Bond Portfolio (“Core Bond”), Transamerica Partners High Yield Bond Portfolio (“High Yield Bond”), Transamerica Partners Balanced Portfolio (“Balanced”), Transamerica Partners Large Value Portfolio (“Large Value”), Transamerica Partners Large Core Portfolio (“Large Core”), Transamerica Partners Large Growth Portfolio (“Large Growth”), Transamerica Partners Mid Value Portfolio (“Mid Value”), Transamerica Partners Mid Growth Portfolio (“Mid Growth”), Transamerica Partners Small Value Portfolio (“Small Value”), Transamerica Partners Small Core Portfolio (“Small Core”), Transamerica Partners Small Growth Portfolio (“Small Growth”), and Transamerica Partners International Equity Portfolio (“International Equity”) (each a “Series”). The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in each Series. Investors in a Series (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that Series (and of no other Series).
The Board of Trustees approved an Agreement and plan of Reorganization for certain series within the Series Portfolio. Effective November 20, 2009, Large Growth acquired all of the net assets of Transamerica Partners Growth Portfolio (“Growth”) and Growth terminated operations. Effective November 27, 2009, Core Bond acquired all of the net assets of Transamerica Partners Total Return Bond Portfolio (“Total Return Bond”) and Large Value acquired all of the net assets of Transamerica Partners Value Portfolio (“Value”). As a result, Total Return Bond and Value terminated operations. Refer to Note 7 for details.
The investment objectives of each Series are as follows:
Money Market – The Series’ goal is to provide liquidity and as high a level of income as is consistent with the preservation of capital.
High Quality Bond – The Series’ goal is to provide a high risk-adjusted return while focusing on the preservation of capital.
Inflation-Protected Securities – The Series’ goal is to seek maximum real return consistent with the preservation of capital.
Core Bond – The Series’ goal is to achieve maximum total return.
High Yield Bond – The Series’ goal is to provide a high level of current income.
Balanced – The Series’ goal is to provide a high total investment return through investment in a broadly diversified portfolio of stocks, bonds and money market instruments.
Large Value – The Series’ goal is to provide long-term capital appreciation through investment in a diversified portfolio of common stocks of large-capitalization companies. Current income is a secondary goal.
Large Core – The Series’ goal is to provide capital appreciation and current income.
Large Growth – The Series’ goal is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with a potential for above-average growth in earnings. Current income is a secondary goal.
Mid Value – The Series’ goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stocks.
Mid Growth – The Series’ goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stocks.
Small Value – The Series’ goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stocks.
Small Core – The Series’ goal is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies.
Small Growth – The Series’ goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stocks.
International Equity – The Series’ goal is to provide a high level of long-term capital appreciation through investment in a diversified portfolio of securities of foreign issuers.

Transamerica Partners Portfolios	Annual Report 2009

Notes to Financial Statements (continued)

At December 31, 2009
(all amounts in thousands)
NOTE 1. (continued)
In the normal course of business, the Series Portfolio enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Series Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Series Portfolio that have not yet occurred. However, based on experience, the Series Portfolio expects the risk of loss to be remote.
In preparing the financial statements of each Series in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Series Portfolio.
Repurchase Agreements: Each Series, along with other affiliated entities of the investment advisor, may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Series’ investment advisor, subject to the seller’s agreement to repurchase and the Series agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are segregated at the custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to 102% for domestic securities and 105% for international securities of the repurchase price at all times. If the value of the underlying securities falls below the value of the repurchase price, the Series will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Series maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.
Foreign Currency Translation: The accounting records of each Series are maintained in US dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars at the closing exchange rate each business day. Income, expenses, purchases, and sales of investment securities denominated in foreign currencies are translated at prevailing exchange rates on the respective dates of such transactions.
Each Series combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments. Net realized gains and losses on foreign currency transactions represent net foreign exchange gains and losses on disposition of foreign currencies and foreign currency forward and spot contracts, foreign currency fluctuations between trade and settlement date on investment security transactions, and the difference between the amount of investment income receivable and foreign withholding taxes payable recorded on each Series’ books and the US dollar equivalent of amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities (other than investments in securities) and foreign currency forward and spot contracts, resulting from changes in the prevailing exchange rates.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks included revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.
Foreign Currency Forward, Spot, and Cross Currency Contracts: Each Series, with the exception of the Money Market Series, may enter into foreign currency forward contracts, spot, and cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with those Series that participate in such contracts. A foreign currency forward contract is an agreement between two parties to buy and sell a currency at a set price on a future date. A spot contract is also an agreement to buy and sell a currency, but will settle within a week or less from the date it is entered into. The market value of a foreign currency forward, spot, or cross currency contract fluctuates with changes in forward currency exchange rates. Foreign currency forward, spot, and cross currency contracts are marked to market daily and the change in value is recorded by the Series as an unrealized foreign exchange gain or loss. When a foreign currency forward, spot, or cross currency contract is extinguished, through delivery or by entering into another offsetting foreign currency forward, spot, or cross currency contract, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. In addition, the Series could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the US dollar.
As of December 31, 2009, the Inflation-Protected Securities, Core Bond, Balanced, and International Equity Series each had outstanding foreign currency forward contracts as listed following each Series’ Schedule of Investments.
The notional amount of outstanding foreign currency forward contracts as disclosed in the Schedules of Investments held by each Series at December 31, 2009 is indicative of the volume held throughout the year.

Transamerica Partners Portfolios	Annual Report 2009

Notes to Financial Statements

At December 31, 2009
(all amounts in thousands)
NOTE 1. (continued)
Written Options: Each Series, with the exception of the Money Market Series, may write options for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position. When a Series writes an option, an amount equal to the premium received by the Series is recorded as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded in a corresponding unrealized gain or loss account. These options are settled for cash and subject the Series to unknown risk of loss. The Series, however, are not subject to credit risk on written options, as the counterparty has already performed its obligation by paying the premium at the inception of the contract. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Series realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written.
The Inflation-Protected Securities, Core Bond, and Balanced Series engaged in written option activity for the year ended December 31, 2009. The written option activity reflected in the tables below is indicative of the activity throughout the year.
Transactions in options written for the year ended December 31, 2009 were as follows:

Transamerica Partners Inflation- Protected Securities	Premium	Notional Amount

Balance at December 31, 2008	$-	-

Sales	170	1,556

Closing Buys	(24)	(71)

Expirations	-	-

Exercised	-	-

Balance at December 31 , 2009	$146	1,485

Transamerica Partners Core Bond	Premium	Notional Amount

Balance at December 31, 2008	$-	-

Sales	1,344	3,846

Closing Buys	(228)	(126)

Expirations	(223)	(759)

Exercised	-	-

Balance at December 31, 2009	$893	2,961

Transamerica Partners Portfolios	Annual Report 2009

Notes to Financial Statements (continued)

At December 31, 2009
(all amounts in thousands)
NOTE 1. (continued)

Transamerica Partners Balanced	Premium	Notional Amount

Balance at December 31, 2008	$206	426

Sales	266	551

Closing Buys	(432)	(782)

Expirations	(10)	(27)

Exercised	-	-

Balance at December 31, 2009	$30	168

Transactions in written swaptions for the year ended December 31, 2009 were as follows:

Transamerica Partners Inflation- Protected Securities	Premium	Notional Amount

Balance at December 31, 2008	$-	-

Sales	3,360	75,600

Closing Buys	(2,414)	(56,400)

Expirations	-	-

Exercised	-	-

Balance at December 31, 2009	$946	19,200

Transamerica Partners Core Bond	Premium	Notional Amount

Balance at December 31, 2008	$5,579	111,200

Sales	56,493	1,209,600

Closing Buys	(35,272)	(744,400)

Expirations	-	-

Exercised	-	-

Balance at December 31, 2009	$26,800	576,400

Futures Contracts: Each Series, with the exception of the Money Market Series, may enter into futures contracts for the purpose of hedging its existing portfolio securities, or securities that the Series intends to purchase, against fluctuations in market value caused by changes in prevailing market or interest rates. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the daily market value of the contract.
Variation margin payments are received or made by each Series each day, depending upon the daily fluctuations in the market value of the contracts and are recorded for financial statement purposes as unrealized gains or losses by each Series. When the contract is closed, the Series records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the basis in the contract.
Should market conditions move unexpectedly, the Series may not achieve the anticipated benefits of the futures contracts and may realize losses. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. These contracts may involve market risk in excess of the unrealized gains or losses reflected in the Series’ Statements of Assets and Liabilities.
Use of long futures contracts subjects the Series to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities up to the notional value of the futures contracts. Use of short futures contracts subjects the Series to unlimited risk of loss. The Series may enter into futures contracts on exchanges or boards of trade. In that case, the exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Series’ credit risk is limited to failure of the exchange or board of trade.

Transamerica Partners Portfolios	Annual Report 2009

Notes to Financial Statements (continued)

At December 31, 2009
(all amounts in thousands)
NOTE 1. (continued)
The notional amount of outstanding futures contracts held by each Series at December 31, 2009, and the average for the year then ended, is as follows:

Series	Long Contracts	Long Contracts Average	Short Contracts	Short Contracts Average
Inflation-Protected Securities	$ 39,900	$ 39,021	$ 9,700	$ 60,250
Core Bond	221,800	180,084	185,500	83,200
Balanced	15,804	22,044	10,500	5,300
Small Core	3	115	-	-

The open futures contracts as of December 31, 2009 are listed in each applicable Series’ Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statements of Assets and Liabilities.
The Inflation-Protected Securities, Core Bond, Balanced, and Small Core Series have segregated securities as collateral for their respective open futures contracts. The segregated securities are identified within each Series’ Schedule of Investments. In addition, Balanced has segregated $200 of cash as collateral for their respective open futures contracts.
Swap Agreements: Each Series, with the exception of the Money Market Series, may engage in various swap transactions. Swap agreements are privately negotiated agreements between a Series and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A Series enters into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Specific risks and accounting related to each type of swap agreement are identified and described in the following paragraphs:
Credit default swap agreements: The Series are subject to credit risk in the normal course of pursuing their investment objectives. The Series may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).
Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Series’ maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the exposure to the counterparty.
The Series sell credit default swaps which expose them to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swaps are disclosed in the Schedules of Investments. The aggregate fair value of assets posted as collateral and net of assets received as collateral for these swaps is included in the footnotes to the Schedules of Investments. If a defined credit event had occurred during the period, the swaps’ terms would have been triggered and the Series would have been required to pay the notional amounts for the credit default swaps with a sell protection less the value of the contracts’ related reference obligations.
Interest rate swap agreements: The Series are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. To help hedge against this risk, the Series enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Series, with interest rate agreements, can elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The risks of interest rate swaps include changes in market conditions will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Series’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty.
During the year ended December 31, 2009, the Inflation-Protected Securities and Core Bond Series entered into interest rate swaps and/or credit default swaps. The open swap contracts as of December 31, 2009 are listed following each Series’ Schedule of Investments.

Transamerica Partners Portfolios	Annual Report 2009

Notes to Financial Statements (continued)

At December 31, 2009
(all amounts in thousands)
NOTE 1. (continued)
Inflation-Protected Securities began entering into interest rate swap agreements in the first quarter of 2009. The average notional amount of interest rate swap agreements outstanding at the end of the first quarter of 2009 was $20,200. Since the second quarter, the average notional amount was approximately $97,700. Core Bond invested in interest rate swap agreements throughout the year. The average notional amount was approximately $400,874.
Core Bond did not have any credit default agreements outstanding at December 31, 2008, but began entering into these agreements in the first quarter of 2009. Once Core Bond began investing in credit default swap agreements, the average notional amount was approximately $16,077, which is indicative of the volume for that period.
Derivative Instruments: The Series is subject to various risks in the normal course of pursuing its investment objectives. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:
Inflation-Protected Securities Series:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as
hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest Rate Contracts	Swap agreements, at value; unrealized appreciation of futures contracts	$1,298 (a)	Swap agreements, at value; unrealized depreciation of futures contracts	$307 (a)
Foreign Exchange Contracts	Unrealized appreciation on forward foreign currency contracts	573	Unrealized depreciation on forward foreign currency contracts	424
Credit Contracts	Swap agreements, at value	—	Swap agreements, at value	—
Equity Contracts	Swap agreements, at value	—	Swap agreements, at value	—
Other Contracts	Investment securities at value, including investments held as collateral for securities out on loan	431	Written options, at value	901
Total		$2,302		$1,632

(a)
Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

		Purchased
Derivatives not accounted for as		options and	Written options
hedging instruments	Futures	swaptions	and swaptions	Swap Agreements	Forwards	Total
Interest Rate Contracts	$185	$ —	$ —	$16	$ —	$201
Foreign Exchange Contracts	—	—	—	—	1	1
Credit Contracts	—	—	—	—	—	—
Equity Contracts	—	—	—	—	—	—
Other Contracts	—	216	635	—	—	851
Total	$185	$216	$635	$16	$1	$1,053

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

		Purchased
Derivatives not accounted for as		options and	Written options
hedging instruments	Futures	swaptions	and swaptions	Swap Agreements	Forwards	Total
Interest Rate Contracts	$324	$ —	$ —	$873	$ —	$1,197
Foreign Exchange Contracts	—	—	—	—	149	149
Credit Contracts	—	—	—	—	—	—
Equity Contracts	—	—	—	—	—	—
Other Contracts	—	194	191	—	—	385
Total	$324	$194	$191	$873	$149	$1,731

Transamerica Partners Portfolios	Annual Report 2009

Notes to Financial Statements (continued)

At December 31, 2009
(all amounts in thousands)
NOTE 1. (continued)
Core Bond Series:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as
hedging instruments	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest Rate Contracts	Swap agreements, at value; unrealized appreciation of futures contracts	$5,226	(a)	Swap agreements, at value; unrealized depreciation of futures contracts	$8,945 (a)
Foreign Exchange Contracts	Unrealized appreciation on forward foreign currency contracts	1,394		Unrealized depreciation on forward foreign currency contracts	—
Credit Contracts	Swap agreements, at value	408		Swap agreements, at value	1,123
Equity Contracts	Swap agreements, at value	—		Swap agreements, at value	—
Other Contracts	Investment securities at value, including investments held as collateral for securities out on loan	7,412		Written options, at value	19,507
Total		$14,440			$29,575

(a)
Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

		Purchased
Derivatives not accounted for as		options and	Written options
hedging instruments	Futures	swaptions	and swaptions	Swap Agreements	Forwards	Total
Interest Rate Contracts	$7,392	$ —	$ —	$19,741	$ —	$27,133
Foreign Exchange Contracts	—	—	—	—	(1,911)	(1,911)
Credit Contracts	—	—	—	(1,115)	—	(1,115)
Equity Contracts	—	—	—	—	—	—
Other Contracts	—	(2,968)	2,925	—	—	(43)
Total	$7,392	$(2,968)	$2,925	$18,626	$(1,911)	$24,064

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

		Purchased
Derivatives not accounted for as		options and	Written options
hedging instruments	Futures	swaptions	and swaptions	Swap Agreements	Forwards	Total
Interest Rate Contracts	$(6,608)	$ —	$ —	$(16,513)	$ —	$(23,121)
Foreign Exchange Contracts	—	—	—	—	947	947
Credit Contracts	—	—	—	(2,688)	—	(2,688)
Equity Contracts	—	—	—	—	—	—
Other Contracts	—	1,022	13,737	—	—	14,759
Total	$(6,608)	$1,022	$13,737	$(19,201)	$947	$(10,103)

Transamerica Partners Portfolios	Annual Report 2009

Notes to Financial Statements (continued)

At December 31, 2009
(all amounts in thousands)
NOTE 1. (continued)
Balanced Series:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as
hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest Rate Contracts	Swap agreements, at value; unrealized appreciation of futures contracts	$217(a)	Swap agreements, at value; unrealized depreciation of futures contracts	$272(a)
Foreign Exchange Contracts	Unrealized appreciation on forward foreign currency contracts	—	Unrealized depreciation on forward foreign currency contracts	—
Credit Contracts	Swap agreements, at value	—	Swap agreements, at value	—
Equity Contracts	Swap agreements, at value	—	Swap agreements, at value	—
Other Contracts	Investment securities at value, including investments held as collateral for securities out on loan	3	Written options, at value	25
Total		$220		$297

(a)
Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

		Purchased
Derivatives not accounted for as		options and	Written options
hedging instruments	Futures	swaptions	and swaptions	Swap Agreements	Forwards	Total
Interest Rate Contracts	$609	$—	$—	$—	$—	$609
Foreign Exchange Contracts	—	—	—	—	(41)	(41)
Credit Contracts	—	—	—	—	—	—
Equity Contracts	—	—	—	—	—	—
Other Contracts	—	(15)	273	—	—	258
Total	$609	$(15)	$273	—	$(41)	$826

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

		Purchased
Derivatives not accounted for as		options and	Written options
hedging instruments	Futures	swaptions	and swaptions	Swap Agreements	Forwards	Total
Interest Rate Contracts	$(886)	$—	$—	$—	$—	$(886)
Foreign Exchange Contracts	—	—	—	—	(103)	(103)
Credit Contracts	—	—	—	—	—	—
Equity Contracts	—	—	—	—	—	—
Other Contracts	—	(3)	285	—	—	282
Total	$(886)	$(3)	285	—	$(103)	$(707)

Transamerica Partners Portfolios	Annual Report 2009

Notes to Financial Statements (continued)

At December 31, 2009
(all amounts in thousands)
NOTE 1. (continued)
Large Core Series:
Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Purchased
Derivatives not accounted for as		options and	Written options
hedging instruments	Futures	swaptions	and swaptions	Swap Agreements	Forwards	Total
Interest Rate Contracts	$250	$ —	$—	$—	$—	$250
Foreign Exchange Contracts	—	—	—	—	—	—
Credit Contracts	—	—	—	—	—	—
Equity Contracts	—	—	—	—	—	—
Other Contracts	—	—	—	—	—	—
Total	$250	—	—	—	—	$250

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Purchased
Derivatives not accounted for as		options and	Written options
hedging instruments	Futures	swaptions	and swaptions	Swap Agreements	Forwards	Total
Interest Rate Contracts	$(31)	$—	$—	$ —	$—	$(31)
Foreign Exchange Contracts	—	—	—	—	—	—
Credit Contracts	—	—	—	—	—	—
Equity Contracts	—	—	—	—	—	—
Other Contracts	—	—	—	—	—	—
Total	$(31)	—	—	—	—	$(31)

Small Core Series:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as
hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest Rate Contracts	Swap agreements, at value; unrealized appreciation of futures contracts	$79(a)	Swap agreements, at value; unrealized depreciation of futures contracts	$—(a)
Foreign Exchange Contracts	Unrealized appreciation on forward foreign currency contracts	—	Unrealized depreciation on forward foreign currency contracts	—
Credit Contracts	Swap agreements, at value	—	Swap agreements, at value	—
Equity Contracts	Swap agreements, at value	—	Swap agreements, at value	—
Other Contracts	Investment securities at value, including investments held as collateral for securities out on loan	—	Written options, at value	—
Total		$79		$—

(a)
Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Partners Portfolios	Annual Report 2009

Notes to Financial Statements (continued)

At December 31, 2009
(all amounts in thousands)
NOTE 1. (continued)
Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Purchased
Derivatives not accounted for as		options and	Written options
hedging instruments	Futures	swaptions	and swaptions	Swap Agreements	Forwards	Total
Interest Rate Contracts	$57	$—	$—	$—	$—	$57
Foreign Exchange Contracts	—	—	—	—	—	—
Credit Contracts	—	—	—	—	—	—
Equity Contracts	—	—	—	—	—	—
Other Contracts	—	—	—	—	—	—
Total	$57	—	—	—	—	$57

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Purchased
Derivatives not accounted for as		options and	Written options
hedging instruments	Futures	swaptions	and swaptions	Swap Agreements	Forwards	Total
Interest Rate Contracts	$3	$—	$—	$—	$—	$3
Foreign Exchange Contracts	—	—	—	—	—	—
Credit Contracts	—	—	—	—	—	—
Equity Contracts	—	—	—	—	—	—
Other Contracts	—	—	—	—	—	—
Total	$3	—	—	—	—	$3

International Equity Series:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as
hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest Rate Contracts	Swap agreements, at value	$—(a)	Swap agreements, at value	$—(a)
Foreign Exchange Contracts	Unrealized appreciation on forward foreign currency contracts	326	Unrealized depreciation on forward foreign currency contracts	386
Credit Contracts	Swap agreements, at value	—	Swap agreements, at value	—
Equity Contracts	Swap agreements, at value	—	Swap agreements, at value	—
Other Contracts	Investment securities at value, including investments held as collateral for securities out on loan	—	Written options, at value	—
Total		$326		$386

(a)
Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Purchased
Derivatives not accounted for as		options and	Written options
hedging instruments	Futures	swaptions	and swaptions	Swap Agreements	Forwards	Total
Interest Rate Contracts	$—	$—	$—	$—	$—	$—
Foreign Exchange Contracts	—	—	—	—	(7,057)	(7,057)
Credit Contracts	—	—	—	—	—	—
Equity Contracts	—	—	—	—	—	—
Other Contracts	—	—	—	—	—	—
Total	—	—	—	—	$(7,057)	$(7,057)

Transamerica Partners Portfolios	Annual Report 2009

Notes to Financial Statements (continued)

At December 31, 2009
(all amounts in thousands)
NOTE 1. (continued)
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Purchased
Derivatives not accounted for as		options and	Written options
hedging instruments	Futures	swaptions	and swaptions	Swap Agreements	Forwards	Total
Interest Rate Contracts	$—	$—	$—	$—	$—	$—
Foreign Exchange Contracts	—	—	—	—	(60)	(60)
Credit Contracts	—	—	—	—	—	—
Equity Contracts	—	—	—	—	—	—
Other Contracts	—	—	—	—	—	—
Total	—	—	—	—	$(60)	$(60)

For non-exchange traded derivatives (swaps and forward currency contracts), under standard derivatives agreements, the Series may be required to post collateral on derivatives if the Series is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Series fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.
Short Sales: Each Series, with the exception of the Money Market Series, may sell securities short. A short sale is a transaction in which a Series sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Series is obligated to replace the borrowed securities at the market price at the time of replacement. The Series’ obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the custodian. In addition, the Series will consider the short sale to be a borrowing by the Series that is subject to the asset coverage requirements of the Investment Company Act of 1940, as amended. The Series incurs a profit or a loss, depending upon whether the market price of the securities decreases or increases between the date of the short sale and the date on which the Series must replace the borrowed securities. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Possible losses from short sales may be unlimited (e.g., if the price of stocks sold short rises), whereas losses from direct purchase of securities are limited to the total amount invested. The Series may also be unable to replace borrowed securities sold short.
Series investing in short sales are liable for any dividends payable on securities while those securities are in a short position and also bear other costs, such as charges for the prime brokerage accounts, in connection with their short positions. These costs are reported as broker expense on short sales in the Statements of Operations.
Dollar Rolls: Each Series, with the exception of the Money Market Series, may enter into dollar rolls (principally using to be announced (“TBA”) purchase commitments in which the Series sells mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Series accounts for such dollar rolls as purchases and sales and receives compensation as consideration for entering into the commitment to repurchase. The Series maintains liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Series is required to purchase may decline below the agreed upon repurchase price of those securities. TBA purchase commitments are valued at the current value of the underlying securities, according to the procedures described under Note 2.
The Core Bond and Balanced Series had TBA dollar rolls outstanding as of December 31, 2009, which are included in receivable for securities sold and payable for securities purchased on the Statements of Assets and Liabilities.
Loan Participations/Assignments: Each Series, with the exception of the Money Market Series, may purchase participations/assignments in commercial loans. Such indebtedness may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Series to supply additional cash to the borrowers on demand. Loan participations/assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Series assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.
The Series may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. Loan participations typically represent direct participation in loans to corporate borrowers, and generally are offered by banks or other financial institutions or lending syndicates. The Series may participate in such syndications, or can buy a portion of the loans, becoming part lenders. Loans are often administered by agent banks acting as agents for all holders. The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless, under the terms of the loans or other indebtedness, a Series has direct recourse against the corporate borrowers, the Series may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

Transamerica Partners Portfolios	Annual Report 2009

Notes to Financial Statements (continued)

At December 31, 2009
(all amounts in thousands)
NOTE 1. (continued)
Treasury Inflation-Protected Securities: Each Series may invest in Treasury Inflation-Protected Securities (¯TIPS?), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the US Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the US Government.
Restricted and Illiquid Securities: Each Series is permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.
As of December 31, 2009, the Series had no investments in restricted securities other than 144A issues. The following is the value and percentage of net assets of illiquid securities as of December 31, 2009:

Series	Amount	Percentage
Core Bond	$ 1,769	0.10%
High Yield Bond	12,917	2.01
Balanced	585	0.42
Small Value	10,837	7.44
Securities Lending: Each Series may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least 102% for domestic securities and 105% for international securities of the market value of the securities on loan. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. As with other extensions of credit, the Series may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.
During the term of the loan, a Series receives payments from borrowers equivalent to the dividends, interest, and any other distributions that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. The Series is subject to investment risk on the collateral. For loans secured by cash, each Series retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by collateral other than cash, the borrower pays a securities loan fee to the lending agent. Any compensation (net of related expenses) received by a Series for lending its securities, as described above, is reported on its respective Statement of Operations. This includes interest income on short-term investments purchased with cash collateral received.
The value of loaned securities and related collateral outstanding at December 31, 2009 is shown in each Series’ Schedule of Investments.
Commission Recapture: The sub-advisers of certain Series, to the extent consistent with the best execution and usual commission rate policies and practices, have elected to place security transactions of the Series with broker/dealers with which other Funds or Series advised by Transamerica Asset Management (¯TAM?) have established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer from security transactions to a Series. In no event will commissions paid by the Series be used to pay expenses that would otherwise be borne by any other Funds or Series advised by TAM or by any other party.
Recaptured commissions during the year ended December 31, 2009 are included in net realized gains on the Statements of Operations and are summarized as follows:

Series	Commissions

Large Value	$73
Large Core	♦
Large Growth	156
Mid Value	247
Mid Growth	60
Small Value	85
Small Core	84
Small Growth	132
International Equity	8

♦ Value is less than $1.
Security transactions and investment income: Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Realized gains and losses from securities transactions are calculated on the identified cost basis. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date, or, in the case of foreign securities, as soon as the Series are informed of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on investments.

Transamerica Partners Portfolios	Annual Report 2009

Notes to Financial Statements (continued)

At December 31, 2009
(all amounts in thousands)
NOTE 1. (continued)
Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date. Interest income is not accrued until settlement date.
Dividend income related to Real Estate Investment Trusts (“REIT”), is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year-end and may differ from the estimated amounts.
All of the net investment income and realized and unrealized gains and losses from security transactions are determined on each valuation day and allocated pro rata among the investors in a Series at the time of such determination.
Operating expenses: Each Series accounts separately for its assets, liabilities and operations. Expenses directly attributable to a Series are charged to that Series, while expenses attributable to all Series are allocated among all Series based on their relative net assets, or another methodology that is appropriate based on the circumstances.
Federal income taxes: It is the Series’ policy to comply with the applicable provisions of the Internal Revenue Code. Each Series will be treated as a partnership. Therefore, no federal income tax provision is required. The Series recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Series’ tax provisions taken for all open tax years (2006-2009), or expected to be taken in the Series’ 2010 tax returns, and has concluded that no provision for income tax is required in the Series’ financial statements. The Series identify their major tax jurisdictions as US federal and the state of New York; however, the Series are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Foreign taxes: Each Series may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Series will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.
NOTE 2. SECURITY VALUATIONS
All investments in securities are recorded at their estimated fair value. Each Series values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. Each Series utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing each Series’ own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.
Fair Value Measurements: A description of the valuation techniques applied to each Series’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities (common and preferred stock): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Transamerica Partners Portfolios	Annual Report 2009

Notes to Financial Statements (continued)

At December 31, 2009
(all amounts in thousands)
NOTE 2. (continued)
Foreign securities generally are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intra-day trading in the U.S. markets for investments such as American Depositary Receipts (ADRs), financial futures, Exchange Traded Funds (ETFs), and the movement of certain indices of securities based on a statistical analysis of their historical relationship. Such valuations generally are categorized in Level 2.
Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments generally are also categorized in Level 2.
Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Asset backed securities: The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.
Short term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy.
U.S. government securities: U.S. government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government securities generally are categorized in Level 1 or Level 2 of the fair value hierarchy.
U.S. government agency securities: U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U. S. government securities. Mortgage pass-throughs include to-be-announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity Levels and whether quotations or other data are used, these securities are typically categorized in Level 1 or Level 2 of the fair value hierarchy.
Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.
Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange. Over the counter (OTC) derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products can be modeled by taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Series using pricing models fall into this category and generally are categorized in Level 2 of the fair value hierarchy.
Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Board of Trustees.
The hierarchy classification of inputs used to value each Series’ investments at December 31, 2009, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, are included at the end of each Series’ Schedule of Investments.

Transamerica Partners Portfolios	Annual Report 2009

Notes to Financial Statements (continued)

At December 31, 2009
(all amounts in thousands)
NOTE 3. RELATED PARTY TRANSACTIONS
Transamerica Financial Life Insurance Company (“TFLIC”), a wholly-owned subsidiary of AEGON USA, LLC (“AEGON USA”), is an affiliate of Transamerica Asset Management, Inc. (the “Adviser” or’TAM”). TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly-owned subsidiaries of AEGON NV. AUSA is wholly-owned by AEGON USA, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group. TFLIC has sub-accounts which invest in the corresponding Series as follows:

TFLIC Sub-account	Investment in Series

Money Market	5.49%
High Quality Bond	12.79
Inflation-Protected Securities	14.29
Core Bond	8.16
High Yield Bond	5.74
Balanced	44.67
Large Value	23.91
Large Core	44.07
Large Growth	24.23
Mid Value	4.32
Mid Growth	1.91
Small Value	2.27
Small Core	40.50
Small Growth	2.27
International Equity	14.78
Certain officers and trustees of the Series Portfolio and of the funds that invest in the Series Portfolio are also officers and/or directors of the Adviser or its affiliates. None of the non-independent trustees so affiliated receive compensation for services as trustees of the Series Portfolio or the funds that invest in the Series Portfolio. Similarly, none of the Series Portfolio officers receive compensation from the Series Portfolio. Aggregate remuneration earned by non-affiliated trustees of the Series Portfolio from the Series Portfolio for the year ended December 31, 2009 amounted to $254.
Investment advisory fees: The Adviser manages the assets of each Series of the Series Portfolio pursuant to the Investment Advisory Agreement with the Series Portfolio. Subject to such further policies as the Board of Trustees may determine, the Adviser provides general investment advice to each Series. For its services, the Adviser receives fees from each Series, accrued daily and payable monthly, at an annual rate equal to the percentages specified in the table below of the corresponding Series’ average daily net assets. The Adviser is currently waiving a portion of its investment advisory fees for certain Series. Such fee waivers are not subject to recoupment by the Adviser in future years.
For each Series, the Adviser has entered into Investment Sub-advisory Agreements with the Sub-advisers listed in the following table (each a “Sub-adviser”, collectively the “Sub-advisers”). It is the responsibility of each Sub-adviser to make the day-to-day investment decisions of the Series and to place the purchase and sales orders for securities transactions of such Series, subject in all cases to the general supervision of the Adviser. Payment of fees to the Sub-advisers is the responsibility of the Adviser, and is not an additional expense of a Series.

Transamerica Partners Portfolios	Annual Report 2009

Notes to Financial Statements (continued)

At December 31, 2009
(all amounts in thousands)
NOTE 3. (continued)

Advisory
Series	Series Sub-adviser	Fee (%)

Money Market	GE Asset Management, Inc.	0.25

High Quality Bond	Merganser Capital Management, LP	0.35

Inflation-Protected Securities	Blackrock Financial Management, Inc.	0.35 (1)

Core Bond	Blackrock Financial Management, Inc.	0.35 (1)

High Yield Bond	Eaton Vance Management	0.55 (1)

Balanced	Goldman, Sachs Asset Management, LP Western Asset Management Company Western Asset Management Company, Ltd.	0.45 (1)

Large Value	Aronson+Johnson+Ortiz, LP (a)	0.45 (1)

Large Core (d)	Aronson+Johnson+Ortiz, LP	0.60

Large Growth	Jennison Associates, LLC (e) OFI Institutional Asset Management, Inc. Wellington Management Company, LLP	0.62 (1)

Mid Value	Cramer, Rosenthal, McGlynn, LLC JPMorgan Investment Management (f)	0.67 (1)

Mid Growth	Columbus Circle Investors	0.72 (1)

Small Value	Mesirow Financial Investment Management, Inc. (g)	0.82 (1)

Small Core (b)	Fort Washington Investment Advisors, Inc. INVESCO Institutional (NA), Inc. Wellington Management Company, LLP	0.80 (1)

Small Growth	Perimeter Capital Partners LLC	0.87 (1)

International Equity	Thornburg Investment Management, Inc. (c)	0.75

(1)	For the year ended December 31, 2009, the Adviser voluntarily waived a portion of its fee.

(a)	Effective January 1, 2009, Aronson+Johnson+Ortiz, LP replaced AllianceBernstein, LP and TCW Investment Management Company.

(b)	Effective February 27, 2009, the Small Core Series terminated RS Investment Management Co., LLC as one of its subadviser.

(c)	Effective January 1, 2009, Thornburg Investment Management, Inc. replaced LSV Asset Management and Wellington Management Company, LLP.

(d)	Effective September 16, 2009, the Large Core Series terminated Blackrock Financial Management, Inc. as one of its subadviser.

(e)	Effective September 16, 2009, Jennison Associates, LLC replaced Marsico Capital Management, LLC as subadviser.

(f)	Effective September 16, 2009, JPMorgan Investment Management replaced LSV Asset Management and RiverSource Investments, LLC as subadviser.

(g)	Effective September 16, 2009, the Small Value Series terminated OFI Institutional Asset Management, Inc. as subadviser.

Transamerica Partners Portfolios		Annual Report 2009

Notes to Financial Statements (continued)

At December 31, 2009
(all amounts in thousands)
NOTE 3. (continued)
For the year ended December 31, 2009, the Adviser has voluntarily undertaken to waive fees to the extent the expenses of a Series exceed the following expense caps (as a proportion of average daily net assets):

Series	Expense Cap
Money Market	30 basis points (b.p.)
High Quality Bond	40 b.p.
Inflation-Protected Securities	40 b.p.
Core Bond	40 b.p.
High Yield Bond	60 b.p.
Balanced	50 b.p.
Large Value	50 b.p.
Large Core	65 b.p.
Large Growth	65 b.p.
Mid Value	70 b.p.
Mid Growth	75 b.p.
Small Value	85 b.p.
Small Core	85 b.p.
Small Growth	90 b.p.
International Equity	90 b.p.
Deferred compensation plan: Each eligible Independent Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”). Under the Plan, such Independent Trustees may defer payment of all or a portion of their total fees earned as a Series independent Trustee. Each independent Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds or investment options under Transamerica Partners Institutional Funds Group or Transamerica Institutional Asset Allocation Funds.
NOTE 4. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from sales or maturities (excluding short-term securities) for the year ended December 31, 2009 were as follows:

		Cost of	Proceeds
		Purchases *	From Sales
Series
High Quality Bond	US Government Obligations	$218,971	$208,350
	Other	235,658	205,694
Inflation-Protected Securities	US Government Obligations	404,936	439,355
	Other	3,396	13,072
Core Bond	US Government Obligations	16,606,601	16,667,897
	Other	593,189	622,876
High Yield Bond	Other	537,792	491,829
Balanced	US Government Obligations	180,678	191,599
	Other	64,317	120,898
Large Value	Other	1,488,421	1,864,325
Large Core	Other	427,815	470,707
Large Growth	Other	1,094,604	1,397,232
Mid Value	Other	797,992	820,684
Mid Growth	Other	478,957	505,321
Small Value	Other	138,317	173,779
Small Core	Other	283,607	404,702
Small Growth	Other	151,889	197,444
International Equity	Other	1,356,881	1,650,111
* Excludes investment securities received in-kind in connection with Series reorganizations by Large Growth, Core Bond, and Large Value of $183,557, $202,879, and $34,123, respectively. See Note 7.

Transamerica Partners Portfolios		Annual Report 2009

Notes to Financial Statements (continued)

At December 31, 2009
(all amounts in thousands)
NOTE 5. CONCENTRATIONS
Some Series may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Series to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices more volatile than those of comparable US securities.
As of December 31, 2009, International Equity invested approximately 18.4% of its portfolio in issuers in the United Kingdom.
The ability of the issuers of debt, asset-backed and mortgage-backed securities to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments. Credit risk is measured by the loss a Series would record if its counterparties failed to perform pursuant to the terms of their obligations to the Series. Since certain Series enters into various types of debt obligations including private placements, swap agreements, forward currency contracts, spot contracts, forward commitments and over-the-counter options, credit exposure exists with counterparties.
NOTE 6. SUBSEQUENT EVENT
Management has evaluated subsequent events through March 1, 2010, the date of issuance of the financial statements, and has determined that no other material events or transactions would require recognition or disclosure in the Series Portfolios’ financial statements.
NOTE 7. REORGANIZATION
The Board of Trustees approved Agreements and Plans of Reorganizations made by and among Transamerica Partners Funds Group and Transamerica Partners Funds Group II as beneficial owners of the Series Portfolios by combining Funds with comparable investment objectives and strategies. The purpose of the transactions was to achieve a more cohesive, focused and streamlined fund complex. The following paragraphs describe each effective reorganization.
Growth/Large Growth
On November 20, 2009, Transamerica Partners Institutional Large Growth Fund (“Institutional Large Growth”) acquired all of the net assets of Transamerica Partners Institutional Growth Fund (“Institutional Growth”) in a tax free exchange of shares valued at $25,876. The investment in Growth Series Portfolio, with a fair value of $25,920 at November 20, 2009, was the principal asset acquired by Institutional Large Growth. Institutional Large Growth contributed its interest in Growth Series Portfolio of $25,920 in-kind to Large Growth Series Portfolio.
On November 20, 2009, Transamerica Partners Large Growth Fund (“Large Growth”) acquired all of the net assets of Transamerica Partners Growth Fund (“Growth”) in a tax free exchange of shares valued at $57,197. The investment in Growth Series Portfolio, with a fair value of $57,247 at November 20, 2009, was the principal asset acquired by Large Growth. Large Growth contributed its interest in Growth Series Portfolio of $57,247 in-kind to Large Growth Series Portfolio.
Subsequent to the in-kind contributions described above, Large Growth Series Portfolio redeemed in-kind interests in Growth Series Portfolio valued at $83,167. The investment portfolio of Growth Series Portfolio was the principal asset received in exchange by Large Growth Series Portfolio.
Pursuant to an Agreement of Combination approved by the Board of Trustees, on November 20, 2009, after the completion of the reorganizations described above, Large Growth Series Portfolio acquired the remaining net assets of Growth Series Portfolio in a tax-free exchange for interests in Large Growth Series Portfolio, valued at $94,418.
The investment portfolio of Growth Series Portfolio, with a fair value of $183,557 and identified cost of $173,193 at November 20, 2009, was the principal asset acquired by Large Growth Series Portfolio as a result of the transactions described above.For financial reporting purposes, assets received by Large Growth Series Portfolio were recorded at fair value; however, the cost basis of the investments received from Growth Series Portfolio was carried forward to align ongoing reporting of Large Growth Series Portfolio’s realized and unrealized gains and losses with amounts realizable for tax purposes. Immediately prior to the reorganizations, the net assets of Large Growth Series Portfolio were $1,147,759.
Total Return Bond/Core Bond
On November 27, 2009, Transamerica Partners Institutional Core Bond Fund (“Institutional Core Bond”) acquired all of the net assets of Transamerica Partners Institutional Total Return Bond Fund (“Institutional Total Return Bond”) in a tax free exchange of shares valued at $44,392. The investment in Total Return Bond Series Portfolio, with a fair value of $44,433 at November 27, 2009, was the principal asset acquired by Institutional Core Bond. Institutional Core Bond contributed its interest in Total Return Bond Series Portfolio of $44,433 in-kind to Core Bond Series Portfolio.

Transamerica Partners Portfolios		Annual Report 2009

Notes to Financial Statements (continued)

At December 31, 2009
(all amounts in thousands)
NOTE 7. (continued)
On November 27, 2009, Transamerica Partners Core Bond Fund (“Core Bond”) acquired all of the net assets of Transamerica Partners Total Return Bond Fund (“Total Return Bond”) in a tax free exchange of shares valued at $119,593. The investment in Total Return Bond Series Portfolio, with a fair value of $119,681 at November 27, 2009, was the principal asset acquired by Core Bond. Core Bond contributed its interest in Total Return Bond Series Portfolio of $119,681 in-kind to Core Bond Series Portfolio.
Subsequent to the in-kind contributions described above, Core Bond Series Portfolio redeemed in-kind interests in Total Return Bond Series Portfolio valued at $164,114. The investment portfolio of Total Return Bond Series Portfolio was the principal asset received in exchange by Core Bond Series Portfolio.
Pursuant to an Agreement of Combination approved by the Board of Trustees, on November 27, 2009, after the completion of the reorganizations described above, Core Bond Series Portfolio acquired the remaining net assets of Total Return Bond Series Portfolio in a tax-free exchange for interests in Core Bond Series Portfolio, valued at $60,639.
The investment portfolio of Total Return Bond Series Portfolio, with a fair value of $202,879, and identified cost of $232,641 at November 20, 2009, was the principal asset acquired by Core Bond Series Portfolio as a result of the transaction described above. For financial reporting purposes, assets received by Core Bond Series Portfolio were recorded at fair value; however, the cost basis of the investments received from Total Return Bond Series Portfolio was carried forward to align ongoing reporting of Core Bond Series Portfolio’s realized and unrealized gains and losses with amounts realizable for tax purposes. Immediately prior to the reorganizations, the net assets of Core Bond Series Portfolio were $1,528,359.
Value/Large Value
On November 27, 2009, Transamerica Partners Institutional Large Value Fund (“Institutional Large Value”) acquired all of the net assets of Transamerica Partners Institutional Value Fund (“Institutional Value”) in a tax free exchange of shares valued at $14,092. The investment in Value Series Portfolio, with a fair value of $14,123 at November 27, 2009, was the principal asset acquired by Institutional Large Value. Institutional Large Value contributed its interest in Value Series Portfolio of $14,123 in-kind to Large Value Series Portfolio.
On November 27, 2009, Transamerica Partners Large Value Fund (“Large Value”) acquired all of the net assets of Transamerica Partners Value Fund (“Value”) in a tax free exchange of shares valued at $27,673. The investment in Value Series Portfolio, with a fair value of $27,709 at November 27, 2009, was the principal asset acquired by Large Value. Large Value contributed its interest in Value Series Portfolio of $27,709 in-kind to Large Value Series Portfolio.
Subsequent to the in-kind contributions described above, Large Value Series Portfolio redeemed in-kind interests in Value Series Portfolio valued at $41,832. The investment portfolio of Value Series Portfolio was the principal asset received in exchange by Large Value Series Portfolio.
Pursuant to an Agreement of Combination approved by the Board of Trustees, on November 27, 2009, after the completion of the reorganizations described above, Large Value Series Portfolio acquired the remaining net assets of Value Series Portfolio in a tax-free exchange for interests in Large Value Series Portfolio, valued at $879.
The investment portfolio of Value Series Portfolio, with a fair value of $34,123, and identified cost of $31,335 at November 27, 2009, was the principal asset acquired by Large Value Series Portfolio as a result of the transactions described above.
For financial reporting purposes, assets received by Large Value Series Portfolio were recorded at fair value; however, the cost basis of the investments received from Value Series Portfolio was carried forward to align ongoing reporting of Large Value Series Portfolio’s realized and unrealized gains and losses with amounts realizable for tax purposes. Immediately prior to the reorganizations, the net assets of Large Value Series Portfolio were $1,216,884.

Transamerica Partners Portfolios		Annual Report 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Owners of Beneficial Interests of the Transamerica Partners Portfolios:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Portfolio, High Quality Bond Portfolio, Inflation-Protected Securities Portfolio, Core Bond Portfolio, High Yield Bond Portfolio, Balanced Portfolio, Large Value Portfolio, Large Core Portfolio, Large Growth Portfolio, Mid Value Portfolio, Mid Growth Portfolio, Small Value Portfolio, Small Core Portfolio, Small Growth Portfolio and International Equity Portfolio (constituting the Transamerica Partners Portfolios, hereafter referred to as the “Portfolios”) at December 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
March 1, 2010

Transamerica Partners Portfolios		Annual Report 2009

Sub-Advisory Agreement – Initial Review and Approval

At December 31, 2009
(unaudited)
TRANSAMERICA PARTNERS LARGE GROWTH PORTFOLIO
At a meeting of the Board of Trustees of Transamerica Partners Portfolios held on July 21, 2009, the Board considered a proposal from Transamerica Asset Management, Inc. (the “Adviser” or “Management”) to take the following actions on behalf of Transamerica Partners Large Growth Portfolio (the “Portfolio”): (i) terminate Marsico Capital Management, LLC (“Marsico”) as one of the sub-advisers to the Portfolio, and (ii) approved a new subadvisory agreement with Jennison Associates LLC (“Jennison”). OFI Institutional Asset Management, Inc. and Wellington Management Company, LLP remain sub-advisers to the Portfolio and will continue to furnish portfolio management services with respect to their allotted portions of the Portfolio’s assets. The Board approved a new Investment Subadvisory Agreement with Jennison (the “Jennison Subadvisory Agreement”) following a presentation by the Adviser. Discussed below are some of the material factors considered by the Board.
The Board considered that the Portfolio’s portfolio management team was expected to change as a result of approval of the new sub-adviser. Management represented that the Jennison Subadvisory Agreement was substantially similar to the Marsico Subadvisory Agreement.
The Board considered that Marsico’s concentrated investment style generally leads to higher volatility than the Portfolio’s benchmark and peers. The Board considered Jennison’s bottom-up approach to managing fund investments and researching and evaluating companies in the fund’s portfolio. The Board was advised that Jennison looks primarily at individual company fundamentals rather than at macro-economic factors to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Board noted Jennison’s large growth strategy was more diversified than that of Marsico and showed a more consistent return and risk/reward profile. The Board also noted TAM’s existing relationship with Jennison with respect to Transamerica Funds and Transamerica Series Trust. The Board was advised that the strategy utilized by Jennison to manage the Portfolio would be similar to that of the strategy used in managing the series of Transamerica Funds and Transamerica Series Trust. The Board observed that, compared to their peers, Transamerica Jennison Growth and Transamerica Jennison Growth VP had each performed above their competitive medians over the one- and three-year periods ended March 31, 2009, that Transamerica Jennison Growth had outperformed its benchmark over the one-, five- and ten-year periods ended March 31, 2009 and that Transamerica Jennison Growth VP had outperformed its benchmark over the one-, three-, five- and ten-year periods ended March 31, 2009.
The Board considered the qualifications, backgrounds and responsibilities of the Jennison team responsible for the day-to-day management of the Portfolio. The Board received and considered information regarding the nature, extent and quality of services expected to be provided to the Portfolio by Jennison under the Jennison Subadvisory Agreement. The Board considered that, at current asset levels, the subadvisory fee proposed to be paid to Jennison for services provided to the Portfolio would be higher than the subadvisory fee paid under the Marsico Subadvisory agreement, but noted that the Adviser, and not the Portfolio, will pay the subadvisory fee to Jennison.
Based upon its review and the representations made to it, the Board, including all of the Independent Trustees, concluded that (a) Jennison can provide subadvisory services that are appropriate in scope and extent in light of the proposed investment program for the Portfolio and that Jennison’s appointment is not expected to adversely affect the nature, quality and extent of services provided to the Portfolio, and (b) the fees provided in the Jennison Subadvisory Agreement are fair and reasonable in light of the services expected to be provided to the Portfolio. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board, including all of the Independent Trustees, approved the Jennison Subadvisory Agreement for up to a two-year period.
No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the Jennison Subadvisory Agreement, and each Board Member attributed different weight to the various factors.

Transamerica Partners Portfolios		Annual Report 2009

Sub-Advisory Agreement – Initial Review and Approval

At December 31, 2009
(unaudited)
TRANSAMERICA PARTNERS MID VALUE PORTFOLIO
At a meeting of the Board of Trustees of Transamerica Partners Portfolios held on July 21, 2009, the Board considered a proposal from Transamerica Asset Management, Inc. (the “Adviser” or “Management”) to take the following actions on behalf of Transamerica Partners Mid Value Portfolio (the “Portfolio”): (i) terminate LSV Asset Management (“LSV”) and RiverSource Investments, LLC (“RiverSource”) as sub-advisers for the Portfolio; and (ii) approved a new sub-advisory agreement with JP Morgan Investment Management, Inc. (“JP Morgan”) as the replacement sub-adviser. Cramer, Rosenthal, McGlynn, LLC remains a sub-adviser to the Portfolio and will continue to furnish portfolio management services with respect to its allotted portion of the Portfolio’s assets. The Board approved a new Investment Subadvisory Agreement with JPMorgan (the “JPMorgan Subadvisory Agreement”) following a presentation by the Adviser. Discussed below are some of the material factors considered by the Board.
The Board considered that the Portfolio’s portfolio management team was expected to change as a result of approval of the new sub-adviser. Management represented that the JPMorgan Subadvisory Agreement was substantially similar to the LSV and RiverSource Subadvisory Agreements.
The Board considered that LSV and RiverSource follow “deep value” strategies, which the Adviser believes can lead to excessive volatility in times of market distress. The Board considered JPMorgan’s relative value strategy and its bottom-up approach to stock selection of undervalued mid-cap companies with potential for growth. The Board was advised that JPMorgan’s constructs portfolios based on company fundamentals, quantitative screening, and proprietary fundamental analysis. The Board noted that the Adviser believes that JPMorgan’s strategy could provide a consistent return, risk and reward profile for the Portfolio over the long term. The Board noted TAM’s existing relationship with JPMorgan with respect to certain series of Transamerica Funds and Transamerica Series Trust. The Board was advised that the strategy utilized by JPMorgan to manage the Portfolio would be similar to that of the strategy used in managing those series of Transamerica Funds and Transamerica Series Trust. The Board observed that, compared to their peers, Transamerica JPMorgan Mid Cap Value and Transamerica JPMorgan Mid Cap Value VP had each performed above their competitive medians over the one- and three-year periods ended March 31, 2009, that Transamerica JPMorgan Mid Cap Value had outperformed its benchmark over the one- and three-year periods ended March 31, 2009 and that Transamerica JPMorgan Mid Cap Value VP had outperformed its benchmark over the one-, three- and five-year periods ended March 31, 2009.
The Board considered the qualifications, backgrounds and responsibilities of the JPMorgan team responsible for the day-to-day management of the Portfolio. The Board received and considered information regarding the nature, extent and quality of services expected to be provided to the Portfolio by JPMorgan under the JPMorgan Subadvisory Agreement. The Board considered that, at current asset levels, the subadvisory fee proposed to be paid to JPMorgan for services provided to the Portfolio would be less than the subadvisory fees paid under each of the current subadvisory agreements with LSV and RiverSource. The Board noted that the Adviser, and not the Portfolio, will pay the subadvisory fee to JPMorgan.
Based upon its review and the representations made to it, the Board, including all of the Independent Trustees, concluded that (a) JPMorgan can provide subadvisory services that are appropriate in scope and extent in light of the proposed investment program for the Portfolio and that JPMorgan’s appointment is not expected to adversely affect the nature, quality and extent of services provided to the Portfolio, and (b) the fees provided in the JPMorgan Subadvisory Agreement are fair and reasonable in light of the services expected to be provided to the Portfolio. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board, including all of the Independent Trustees, approved the JPMorgan Subadvisory Agreement for up to a two-year period.
No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the JPMorgan Subadvisory Agreement, and each Board Member attributed different weight to the various factors.

Transamerica Partners Portfolios		Annual Report 2009

Board Members and Officers

(unaudited)
The Board Members and executive officers of the Trust are listed below. The Board governs each Series and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Series and the operation of the Trust by its officers. The Board also reviews the management of each Series’ assets by the investment adviser and its respective sub-adviser. The Series are among the funds advised and sponsored by TAM (collectively, “Transamerica Asset Management Group”). Transamerica Asset Management Group (“TAMG”) consists of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”), and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 157 funds as of the date of this SAI.
The mailing address of each Board Member is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The Board Members, their ages, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in TAMG the Board oversees, and other board memberships they hold are set forth in the table below.

Number of
Funds in
		Term of		Complex
		Office and		Overseen
	Position(s) Held	Length of	Principal Occupation(s) During	by Board	Other
Name and Age	with Trust	Time Served*	Past 5 Years	Member	Directorships

INTERESTED BOARD MEMBER**

John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 2007	Chairman and Board Member (2008 – present), President (2007 – present), Chief Executive Officer (2006 – present), Vice President, Secretary and Chief Compliance Officer (2003 -2006), Transamerica Investors, Inc. (“TII”);	157	N/A

Chairman, Board Member, President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (2007 - present);

Chairman (2007 – present), Board Member (2006 – present), President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Chief Compliance Officer, General Counsel and Secretary (1999 – 2006), Transamerica Funds and TST;

Chairman (2007 – present), Board Member (2006 – present), President and Chief Executive Officer (2006 – present), Senior Vice President (2002 – 2006), General Counsel, Secretary and Chief Compliance Officer (2002 – 2006), TIS;

Chairman, President and Chief Executive Officer (2006 – present), Director (2002 – present), Senior Vice President (1999 – 2006), General Counsel and Secretary (2000 – 2006), Chief Compliance Officer (2004 – 2006), TAM;

Chairman, President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Director (2002 – present), General Counsel and Secretary (2001 – 2006), Transamerica Fund Services, Inc. (“TFS”);

Vice President, AFSG Securities Corporation (2001 -present);

Transamerica Partners Portfolios		Annual Report 2009

Board Members and Officers

(unaudited)

				Number of
				Funds in
		Term of		Complex
		Office and		Overseen
	Position(s) Held	Length of	Principal Occupation(s) During	by Board	Other
Name and Age	with Trust	Time Served*	Past 5 Years	Member	Directorships

			Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIF”) (2002 – 2004); and

			Director, (2008 – present), Vice President, Transamerica Investment Services, Inc.(“TISI”) (2003 – 2005) and Transamerica Investment Management, LLC (“TIM”) 2005). (2001 – 2005)

INDEPENDENT BOARD MEMBERS***

Sandra N. Bane (1952)	Board Member	Since 2008	Retired, KPMG (1999 – present); Board Member, TII (2003 – present); and Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 – present).	157	Big 5 Sporting Goods (2002 - present); AGL Resources, Inc. (energy services holding company) (2008 – present)

Leo J. Hill (1956)	Lead Independent Board Member	Since 2007	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);	157	N/A

			Board Member, TST (2001 – present);

			Board Member, Transamerica Funds and TIS (2002 – present);

			Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);

			Board Member, TII (2008 – present);

			Owner and President, Prestige Automotive Group (2001 – 2005);

			President, L. J. Hill & Company (1999 – present);

			Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

			President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

			Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

			Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

Transamerica Partners Portfolios		Annual Report 2009

Board Members and Officers

(unaudited)

				Number of
				Funds in
		Term of		Complex
		Office and		Overseen
	Position(s) Held	Length of	Principal Occupation(s) During	by Board	Other
Name and Age	with Trust	Time Served*	Past 5 Years	Member	Directorships
David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present);	157	N/A

			Board Member, TII (2009 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and

			Principal, Cobble Creek Management LP (2004 – 2006).

Russell A. Kimball, Jr. (1944)	Board Member	Since 2007	General Manager, Sheraton Sand Key Resort (1975 – present);	157	N/A

			Board Member, TST (1986 – present);

			Board Member, Transamerica Funds, (1986 – 1990), (2002 – present);

			Board Member, TIS (2002 – present);

			Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and

			Board Member, TII (2008 – present).

Eugene M. Mannella (1954)	Board Member	Since 1994	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 – present);	157	N/A

			Self-employed consultant (2006 - present);

			President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 - 2008);

			Board Member, TPP, TPFG, TPFG II and TAAVF (1994 – present);

			Board Member, Transamerica Funds, TST and TIS (2007 – present);

			Board Member, TII (2008 – present); and

			President, International Fund Services (alternative asset administration) (1993 – 2005).

Norman R. Nielsen, Ph.D. (1939)	Board Member	Since 2007	Retired (2005 – present); Board Member, Transamerica Funds, TST and TIS (2006 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);	157	Buena Vista University Board of Trustees (2004 - present)

			Board Member, TII (2008 – present);

Transamerica Partners Portfolios		Annual Report 2009

Board Members and Officers

(unaudited)

				Number of
				Funds in
		Term of		Complex
		Office and		Overseen
	Position(s) Held	Length of	Principal Occupation(s) During	by Board	Other
Name and Age	with Trust	Time Served*	Past 5 Years	Member	Directorships

			Director, Iowa Student Loan Service Corporation (2006 – present);

			Director, League for Innovation in the Community Colleges (1985 – 2005);

			Director, Iowa Health Systems (1994 – 2003);

			Director, U.S. Bank (1987 – 2006); and

			President, Kirkwood Community College (1985 – 2005).

Joyce G. Norden (1939)	Board Member	Since 2002	Retired (2004 – present); Board Member, TPFG, TPFG II and TAAVF (1993 – present); Board Member, TPP (2002 – present);	157	Board of Governors, Reconstruction -ist Rabbinical College (2007 - present)
			Board Member, Transamerica Funds, TST and TIS (2007 – present);

			Board Member, TII (2008 – present); and

			Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 – 2004).

Patricia L. Sawyer (1950)	Board Member	Since 1993	Retired (2007 – present);	157	N/A

			President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007);

			Board Member, Transamerica Funds, TST and TIS (2007 – present);

			Board Member, TII (2008 – present);

			Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present);

			Vice President, American Express (1987 – 1989);

			Vice President, The Equitable (1986 – 1987); and

			Strategy Consultant, Booz, Allen & Hamilton (1982 – 1986).

John W. Waechter (1952)	Board Member	Since 2007	Attorney, Englander & Fischer, P.A. (2008 – present); Retired (2004 – 2008); Board Member, TST and TIS (2004 - present);	157	Operation Par, Inc. (2008 - present); West Central Florida Council – Boy Scouts of America (2008

Transamerica Partners Portfolios		Annual Report 2009

Board Members and Officers

(unaudited)

Number of
Funds in
		Term of		Complex
		Office and		Overseen
	Position(s) Held	Length of	Principal Occupation(s) During	by Board	Other
Name and Age	with Trust	Time Served*	Past 5 Years	Member	Directorships

Board Member, Transamerica Funds (2005 – present);

Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Board Member, TII (2008 – present);

Employee, RBC Dain Rauscher (securities dealer) (2004);

Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and

Treasurer, The Hough Group of Funds (1993 – 2004).

*
Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

**	May be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his employment with TAM or an affiliate of TAM.

***	Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust.
OFFICERS
The mailing address of each officer is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their ages, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

		Term of Office	Principal Occupation(s) or
and Length of
Name and Age	Position	Time Served*	Employment During Past 5 Years

John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 2007	See the table above.

Transamerica Partners Portfolios		Annual Report 2009

Board Members and Officers

(unaudited)

		Term of Office	Principal Occupation(s) or
and Length of
Name and Age	Position	Time Served*	Employment During Past 5 Years

Dennis P. Gallagher (1970)	Vice President, General Counsel and Secretary	Since 2007	Vice President, General Counsel and Secretary, Transamerica Funds, TST and TIS (2006 – present); Vice President, General Counsel and Secretary, TII, (2006 – present);

Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Director, Senior Vice President, General Counsel, Operations, and Secretary, TAM and TFS (2006 – present);

Assistant Vice President, TCI (2007 – present); and

Director, Deutsche Asset Management (1998 – 2006).

Joseph P. Carusone (1965)	Vice President, Treasurer and Principal Financial Officer	Since 2001	Vice President, Treasurer and Principal Financial Officer, Transamerica Funds, TST and TIS (2007 – present); Vice President, Treasurer and Principal Financial Officer, TII (2007 – present);

Vice President (2007 – present), Treasurer and Principal Financial Officer (2001 – present), TPP, TPFG, TPFG II and TAAVF;

Senior Vice President, TAM and TFS (2007 – present);

Senior Vice President (2008 – present), Vice President (2001 – 2008); Diversified Investment Advisors, Inc. (“DIA”);

Director and President, Diversified Investors Securities Corp. (“DISC”) (2007 – present);

Director, Transamerica Financial Life Insurance Company (“TFLIC”) (2004 – present); and

Treasurer, Diversified Actuarial Services, Inc. (2002 – present).

Christopher A. Staples (1970)	Vice President and Chief Investment Officer	Since 2007	Vice President and Chief Investment Officer (2007 – present); Vice President – Investment Administration (2005 – 2007), TII;

Vice President and Chief Investment Officer (2007 – present), Senior Vice President – Investment Management (2006 – 2007), Vice President –Investment Management (2005 – 2006), Transamerica Funds, TST and TIS;

Vice President and Chief Investment Officer, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Director (2005 – present), Senior Vice President – Investment Management (2006 – present) and Chief Investment Officer (2007 – present), TAM;

Director, TFS (2005 – present); and

Transamerica Partners Portfolios		Annual Report 2009

Board Members and Officers

(unaudited)

		Term of Office	Principal Occupation(s) or
and Length of
Name and Age	Position	Time Served*	Employment During Past 5 Years

Assistant Vice President, Raymond James & Associates (1999 – 2004).

Robert S. Lamont, Jr. (1973)	Vice President, Chief Compliance Officer and Conflicts of Interest Officer	Since 2010	Vice President, Chief Compliance Officer and Conflicts of Interest Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (February 2010 – present);
Vice President and Senior Counsel, TAM (2007 – present);

Senior Counsel, United States Securities and Exchange Commission (2004 – 2007); and

Associate, Dechert, LLP (1999 – 2004).

Bradley O. Ackerman (1966)	Anti-Money Laundering Officer	Since 2009	Anti-Money Laundering Officer, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Anti-Money Laundering Officer, Transamerica Funds (2007 – present);

Senior Compliance Officer, TAM (2007 – present); and

Director, Institutional Services, Rydex Investments (2002 – 2007).

Robert A. DeVault, Jr. (1965)	Assistant Treasurer	Since 2009	Assistant Treasurer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Assistant Treasurer, TII (2009 – present); and

Assistant Vice President (2007 – present) and Manager, Fund Administration, (2002 – 2007), TFS.

Suzanne Valerio-Montemurro (1964)	Assistant Treasurer	Since 2007	Assistant Treasurer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Assistant Treasurer, TII (2007 – present); and

Vice President, DIA (1998 – present).

Sarah L. Bertrand (1967)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Assistant Secretary, TII (2009 – present);

Assistant Vice President and Director, Legal Administration, TAM and TFS (2007 – present);

Assistant Secretary and Chief Compliance Officer, 40/86 Series Trust and 40/86 Strategic Income Fund (2000-2007); and

Second Vice President and Assistant Secretary, Legal and Complaince, 40/86 Capital Management, Inc. (1994 – 2007).

Transamerica Partners Portfolios		Annual Report 2009

Board Members and Officers

(unaudited)

		Term of Office	Principal Occupation(s) or
and Length of
Name and Age	Position	Time Served*	Employment During Past 5 Years

Timothy J. Bresnahan (1968)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Assistant Secretary, TII (2009 – present);

Counsel, TAM (2008 – present);

Counsel (contract), Massachusetts Financial Services, Inc. (2007);

Assistant Counsel, BISYS Fund Services Ohio, Inc. (2005 – 2007); and

Associate, Greenberg Traurig, P.A. (2004 – 2005).

Richard E. Shield, Jr. (1974)	Tax Officer	Since 2008	Tax Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 – present);

Tax Officer, TII (2008 – present);

Tax Manager, Jeffrey P. McClanathan, CPA (2006 - 2007) and Gregory, Sharer & Stuart (2005 – 2006);

Tax Senior, Kirkland, Russ, Murphy & Tapp, P.A. (2003 – 2005); and

Certified Public Accountant, Schultz, Chaipel & Co., LLP (1998 – 2003).

*	Elected and serves at the pleasure of the Board of the Trust.
If an officer has held offices for different Series for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.

Transamerica Partners Portfolios		Annual Report 2009

TRANSAMERICA FUNDS
P.O. Box 9012, Clearwater, FL 33758-9012
Customer Service: 1-888-233-4339
2558 (2/10)

Item 1: Report(s) to Shareholders. The Annual Report is attached.
Item 2: Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)	Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not Applicable

(f)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Experts.
Registrant’s Board of Trustees has determined that Sandra N. Bane, John W. Waechter and Eugene M. Mannella are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane, Mr. Waechter and Mr. Mannella are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, Mr. Waechter and Mr. Mannella as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.
Item 4: Principal Accountant Fees and Services.

	(in thousands)	Fiscal Year Ended 12/31
		2008	2009
(a)	Audit Fees	$435	$340
(b)	Audit-related Fees	$0	$0
(c)	Tax Fees	108	$101
(d)	All Other Fees	N/A	N/A
(e) (1)	Pre-approval policy * (see below)
(e) (2)	% of above that were pre-approved	100%	0%
(f)	If greater than 50%, disclose hours	N/A	N/A
(g)	Non-audit fees rendered to Adviser	N/A	N/A
	(or affiliate that provided services to Registrant)	$52	$0
(h)
Disclose whether the Audit Committee has considered whether the provisions of non-audit services rendered to the Adviser that were NOT pre-approved is compatible with maintaining the auditor’s independence.
		Yes	Yes

*(e) (1)	The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to one or more members or a subcommittee. Any decision of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

Item 5: Audit Committee of Listed Registrants.
The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, David W. Jennings, Neal M. Jewell, Russell A. Kimball, Jr., Eugene M. Mannella, Norman R. Nielsen, Joyce G.Norden, Patricia L. Sawyer and John W. Waechter.
Item 6: Schedule of Investments.
The schedules of investments are included in the annual report to shareholders filed under Item 1 of this Form N-CSR.
Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies. Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.
Item 11: Controls and Procedures.
(a)	The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are appropriately designed to ensure that information required to be disclosed by Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.
Item 12: Exhibits.
(a)	(1) Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2) Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3) Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Partners Portfolios

(Registrant)

By:	/s/ John K. Carter John K. Carter
Chief Executive Officer
Date: March 8, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John K. Carter John K. Carter
Chief Executive Officer
Date: March 8, 2010

By:	/s/ Joseph P. Carusone Joseph P. Carusone
Principal Financial Officer
Date: March 8, 2010

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

12(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers

12(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer

12(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer

12(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer